    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 2007.


                                                            FILE NOS. 333-40820;
                                                                       811-04885
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM N-6


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                        /X/
PRE-EFFECTIVE AMENDMENT NO.                  / /
POST-EFFECTIVE AMENDMENT NO. 14               /X/

                       AND/OR

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 74                              /X/
          (Check Appropriate Box or Boxes)


                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT 1
                           (Exact Name of Registrant)

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                              (Name of Depositor)

              6610 WEST BROAD STREET, RICHMOND, VIRGINIA    23230
         (Address of Depositor's Principal Executive Office, Zip Code)

                                 (804) 281-6000
              (Depositor's Telephone Number, Including Area Code)

                            HEATHER C. HARKER, ESQ.
                  VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                             6610 WEST BROAD STREET
                            RICHMOND, VIRGINIA 23230
                (Name and Complete Address of Agent for Service)

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Upon the effective date of this Post-Effective Amendment to the Registration Statement

    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):


 / /    immediately upon filing pursuant to paragraph (b) of Rule
        485
 /X/    on May 1, 2007 pursuant to paragraph (b) of Rule 485
 / /    60 days after filing pursuant to paragraph (a)(1) of Rule
        485
 / /    on (date) pursuant to paragraph (a)(1) of Rule 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:
 / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 PROSPECTUS FOR
                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
                               INSURANCE POLICIES

                                  POLICY FORM
                                   P1250 9/97


                                   ISSUED BY:
                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT 1
                             6610 WEST BROAD STREET
                            RICHMOND, VIRGINIA 23230



                          VARIABLE LIFE SERVICE CENTER
                           3100 ALBERT LANKFORD DRIVE
                           LYNCHBURG, VIRGINIA 24501
                         TELEPHONE NUMBER: 800.352.9910

--------------------------------------------------------------------------------

This prospectus contains information about the Policy that the owner ("you") should know before investing. Please read this prospectus carefully before investing and keep it for future reference.


This prospectus describes a flexible premium variable universal life insurance policy (the "Policy") offered by Genworth Life and Annuity Insurance Company ("we," "us," "our," or the "Company"). The purpose of this Policy is to provide life insurance protection for the beneficiary(ies) named on the Policy. We offer the Policy on a single life where we will pay a Death Benefit upon the death of the Insured.



Your Account Value accumulates on a variable basis. We will invest your assets in the available Subaccounts of Genworth Life & Annuity VL Separate Account 1 (the "Separate Account") that you select. Each Subaccount invests in shares of a Portfolio. You bear the investment risk of investing in the Subaccounts.


Your Policy provides for a Surrender Value. The amount of your Surrender Value will depend upon the investment performance of the Subaccounts you select. Investors assume certain risks when investing in the Policy, including the risk of losing money. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

We guarantee the Death Benefit for as long as the Policy is in force. The Surrender Value is not guaranteed. The Policy will lapse if the Surrender Value is insufficient to cover Policy charges. We guarantee to keep the Policy in force as long as minimum premium requirements are met.

You may cancel your Policy during the free-look period. Please note that replacing your existing insurance coverage with this Policy might not be to your advantage.

Neither the U.S. Government nor any governmental agency insures or guarantees your investment in the Policy.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.


The date of this prospectus is May 1, 2007.

TABLE OF CONTENTS


FEE TABLES........................................   5
    Transaction Fees..............................   5
    Periodic Charges..............................   6
    Periodic Charges for Optional Riders..........   7
    Total Annual Portfolio Operating Expenses.....   8

SUMMARY OF BENEFITS AND RISKS.....................   9
    Benefits of Your Policy.......................   9
    Risks of Your Policy..........................  10

THE COMPANY.......................................  12

THE SEPARATE ACCOUNT..............................  12
    Changes to the Separate Account...............  12

THE PORTFOLIOS....................................  13
    The Subaccounts...............................  14
    Voting Rights.................................  22

CHARGES AND DEDUCTIONS............................  23
    Premium Charge................................  23
    Monthly Deduction.............................  23
    Cost of Insurance.............................  23
    Monthly Policy Charge.........................  24
    Increase in Specified Amount Charge...........  24
    Mortality and Expense Risk Charge.............  24
    Surrender Charge..............................  24
    Partial Surrender Processing Fee..............  25
    Other Charges.................................  25
    Reduction of Charges for Group Sales..........  25

THE POLICY........................................  26
    Applying for a Policy.........................  26
    Owner.........................................  26
    Beneficiary...................................  26
    Changing the Owner or Beneficiary(ies)........  27
    Canceling a Policy............................  27

PREMIUMS..........................................  27
    General.......................................  27
    Tax-Free Exchanges (1035 Exchanges)...........  27
    Certain Internal Exchanges....................  28
    Periodic Premium Plan.........................  28
    Allocating Premiums...........................  28

HOW YOUR ACCOUNT VALUE VARIES.....................  28
    Account Value.................................  28
    Surrender Value...............................  29
    Subaccount Values.............................  29

TRANSFERS.........................................  29
    General.......................................  29
    Transfers Among the Subaccounts...............  29
    Telephone Transactions........................  30
    Confirmation of Transactions..................  31
    Special Note on Reliability...................  31
    Transfers by Third Parties....................  31
    Special Note on Frequent Transfers............  31
    Dollar Cost Averaging.........................  33
    Portfolio Rebalancing.........................  34

DEATH BENEFIT.....................................  34
    Amount of Death Benefit Payable...............  34
    Death Benefit Options.........................  34
    Changing the Death Benefit Option.............  35
    Changing the Specified Amount.................  35
    Charge for Increase in Specified Amount.......  35

SURRENDERS AND PARTIAL SURRENDERS.................  35
    Surrenders....................................  35
    Partial Surrenders............................  36
    Effect of Partial Surrenders..................  36

LOANS.............................................  36
    General.......................................  36
    Repayment of Policy Debt......................  37
    Effect of Policy Loans........................  37

TERMINATION.......................................  37
    Premium to Prevent Termination................  37
    Grace Period..................................  37
    Reinstatement.................................  38
    Exchange Privilege............................  38

REQUESTING PAYMENTS...............................  38

TAX CONSIDERATIONS................................  39
    Introduction..................................  39
    Tax Status of the Policy......................  39
    Tax Treatment of Policies -- General..........  39
    Special Rules for Modified Endowment
     Contracts....................................  40
    1035 Exchanges................................  41
    Business Uses of a Policy.....................  41
    Tax Shelter Regulations.......................  41
    Alternative Minimum Tax.......................  41
    Income Tax Withholding........................  41
    Maturity Value................................  41
    Special Rule for Certain Cash Distributions in
     the First 15 Policy Years....................  42
    Loans.........................................  42
    Loss of Interest Deduction Where Policies are
     Held by or for the Benefit of Corporations,
     Trusts, Etc..................................  42
    Tax Status of the Company.....................  42
    Other Tax Considerations......................  42

SALE OF THE POLICIES..............................  42

OTHER POLICY INFORMATION..........................  44
    Optional Payment Plans........................  44
    Dividends.....................................  44
    Incontestability..............................  44
    Suicide Exclusion.............................  44
    Misstatement of Age or Gender.................  45
    Written Notice................................  45
    Trust.........................................  45
    Other Changes.................................  45
    Reports.......................................  45
    Supplemental Benefits.........................  45
    Using the Policy as Collateral................  46
    Reinsurance...................................  46
    Legal Proceedings.............................  46

FINANCIAL STATEMENTS..............................  47

DEFINITIONS.......................................  47

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.

TRANSACTION FEES

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer assets between Subaccounts.

                                                                                                          MAXIMUM AMOUNT
CHARGE                                       WHEN CHARGE IS DEDUCTED       CURRENT AMOUNT DEDUCTED           DEDUCTED
------------------------------------------------------------------------------------------------------------------------------
Premium Charge                            Each time you make a premium    3% of each premium         5% of each premium
                                          payment                         payment                    payment
------------------------------------------------------------------------------------------------------------------------------
Surrender Charge(1)                       When you surrender the Policy
                                          during the first 15 Policy
                                          years

                                          When you decrease the
                                          Specified Amount at a time
                                          when a charge would apply upon
                                          surrender
  MINIMUM CHARGE                                                          $1.09 per $1,000 of        $1.09 per $1,000 of
                                                                          Specified Amount           Specified Amount

  MAXIMUM CHARGE                                                          $50.63 per $1,000 of       $50.63 per $1,000 of
                                                                          Specified Amount           Specified Amount

  CHARGE FOR A 45 YEAR OLD MALE IN THE                                    $9.01 per $1,000 of        $9.01 per $1,000 of
   PREFERRED NO NICOTINE RISK CLASS                                       Specified Amount           Specified Amount
------------------------------------------------------------------------------------------------------------------------------
Increase In Specified Amount Charge       When you increase your          $1.50 per $1,000 of        $300.00
                                          Specified Amount                increased Specified
                                                                          Amount
------------------------------------------------------------------------------------------------------------------------------
Net Loan Charge(2)                        When a loan is taken and        0.70% net cost on non-     2.0% net cost on non-
                                          monthly thereafter until loan   preferred loans in all     preferred loans in all
                                          is repaid in full               years                      years
                                                                          0% net cost on preferred   0% net cost on preferred
                                                                          loans in Policy years 11   loans in Policy years 11
                                                                          and after                  and after
------------------------------------------------------------------------------------------------------------------------------
Partial Surrender Processing Fee          When you surrender a portion    The lesser of $25.00 or    The lesser of $25.00 or
                                          of the Policy's Account Value   2% of the amount           2% of the amount
                                                                          withdrawn                  withdrawn
------------------------------------------------------------------------------------------------------------------------------
Illustration Preparation Fee              When you request a              $0.00                      $25.00 per illustration
                                          personalized illustration                                  prepared
------------------------------------------------------------------------------------------------------------------------------


(1) The rates vary by the Insured's gender and issue age and by the year of coverage. The rate remains level for the first five Policy years, then decreases to zero over the next ten or at age 95, if earlier. The rates shown may not be representative of the charge that a particular owner may pay. If you would like information on the surrender charge rates for your particular situation, please call us at 800.352.9910 or your financial representative.

(2)  The net cost of the loan is determined as follows:

                                                 NON-PREFERRED LOANS
                                                  ALL POLICY YEARS        PREFERRED LOANS
                                             (AND PREFERRED LOANS DURING   POLICY YEARS
                                                 POLICY YEARS 1-10)        11 AND LATER
   --------------------------------------------------------------------------------------
   Current Interest Rate Charged                          6.0%                  4.0%
   Current Interest Rate Credited                         5.3%                  4.0%
   --------------------------------------------------------------------------------------
   CURRENT NET COST                                      0.70%                  0.0%
   --------------------------------------------------------------------------------------
   Maximum Interest Rate Charged                          6.0%                  4.0%
   Guaranteed Interest Rate Credited                      4.0%                  4.0%
   --------------------------------------------------------------------------------------
   GUARANTEED NET COST                                    2.0%                  0.0%
   --------------------------------------------------------------------------------------

PERIODIC CHARGES

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.


                                                                                                          MAXIMUM AMOUNT
CHARGE                                       WHEN CHARGE IS DEDUCTED       CURRENT AMOUNT DEDUCTED           DEDUCTED
------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance(1)                      On the Policy date and monthly
                                          thereafter on the Monthly
                                          Anniversary Date until the
                                          Insured reaches Attained Age
                                          100

  MINIMUM CHARGE                                                          $0.02 per $1,000 of net    $0.06 per $1,000 of net
                                                                          amount at risk             amount at risk

  MAXIMUM CHARGE                                                          $79.13 per $1,000 of net   $83.33 per $1,000 of net
                                                                          amount at risk             amount at risk

  CHARGE DURING 1ST POLICY YEAR FOR A 45  Monthly                         $0.20 per $1,000 of net    $0.28 per $1,000 of net
   YEAR OLD MALE IN THE PREFERRED NO                                      amount at risk             amount at risk
   NICOTINE RISK CLASS
Monthly Policy Charge                     On the Policy Date and monthly  $12.00 per month for the   $12.00 per month for the
                                          thereafter on the Monthly       first Policy year          first Policy year
                                          Anniversary Date
------------------------------------------------------------------------------------------------------------------------------
                                                                          $6.00 per month after the  $12.00 per month after
                                                                          first Policy year          the first Policy year
------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Fees           Daily from your assets in the   Annual rate of 0.70% of    Annual rate of 0.70% of
                                          Subaccounts                     the value of the unloaned  the value of the unloaned
                                                                          assets in the Subaccounts  assets in the Subaccounts
------------------------------------------------------------------------------------------------------------------------------



(1) The rates vary by the Insured's gender, issue age, risk class, and by the year of coverage. Rates may be increased for Policies issued to an increased risk class. The rates shown may not be representative of the charge that a particular owner may pay. We will not impose this charge once the Insured reaches Attained Age 100. If you would like information on the cost of insurance rates for your particular situation, please call us at 800.352.9910 or your financial representative.

PERIODIC CHARGES FOR OPTIONAL RIDERS

The next table describes the charges that you will pay periodically for optional riders that are available under the Policy.

                                         WHEN CHARGE                                       MAXIMUM AMOUNT
                                         IS DEDUCTED        CURRENT AMOUNT DEDUCTED           DEDUCTED
---------------------------------------------------------------------------------------------------------------
Accelerated Benefit Rider Charge                           $0.00                      $0.00
---------------------------------------------------------------------------------------------------------------

Accidental Death Benefit Rider       Monthly until         Per $1,000 of rider        Per $1,000 of rider
 Charge(1)                           Attained Age 70 when  coverage                   coverage
                                     rider expires

  MINIMUM CHARGE                                           $0.08 per $1,000 of rider  $0.08 per $1,000 of rider
                                                           coverage                   coverage

  MAXIMUM CHARGE                                           $0.19 per $1,000 of rider  $0.19 per $1,000 of rider
                                                           coverage                   coverage

  CHARGE DURING 1ST POLICY YEAR FOR                        $0.08 per $1,000 of rider  $0.08 per $1,000 of rider
   A 45 YEAR OLD IN THE STANDARD                           coverage                   coverage
   RISK CLASS
---------------------------------------------------------------------------------------------------------------
Additional Insured Rider Charge(2)   On the Policy Date
                                     and monthly
                                     thereafter on the
                                     Monthly Anniversary
                                     Date until the
                                     Insured reaches
                                     Attained Age 100

  MINIMUM CHARGE                                           $0.06 per $1,000 of rider  $0.06 per $1,000 of rider
                                                           coverage                   coverage

  MAXIMUM CHARGE                                           $72.05 per $1,000 of       $83.33 per $1,000 of
                                                           rider coverage             rider coverage

  CHARGE DURING 1ST POLICY YEAR FOR  Monthly               $0.19 per $1,000 of rider  $0.28 per $1,000 of rider
   A 45 YEAR OLD MALE IN THE                               coverage                   coverage
   PREFERRED NO NICOTINE RISK CLASS
---------------------------------------------------------------------------------------------------------------
Children's Insurance Rider Charge    Monthly               $0.50 per $1,000 of rider  $0.50 per $1,000 of rider
                                                           coverage                   coverage
---------------------------------------------------------------------------------------------------------------


(1) The rates vary by the Insured's Attained Age each year. Rates may be increased for Policies issued to an increased risk class. The rates shown may not be representative of the charge that a particular owner may pay. If you would like information on the rider charge rates for your particular situation, please call us at 800.352.9910 or ask your financial representative.

                                        WHEN CHARGE IS                                     MAXIMUM AMOUNT
                                           DEDUCTED         CURRENT AMOUNT DEDUCTED           DEDUCTED
---------------------------------------------------------------------------------------------------------------
Waiver of Monthly Deduction Rider    Monthly               A percentage of the total  A percentage of the total
 Charge(1)                                                 cost of insurance charges  cost of insurance charges
                                                           (including those imposed   (including those imposed
                                                           on riders)                 on riders)

  MINIMUM CHARGE                                           3.15%                      3.15%

  MAXIMUM CHARGE                                           31.83%                     31.83%

  CHARGE DURING 1ST POLICY YEAR FOR                        8.04% of the total cost    8.04% of the total cost
   A 45 YEAR OLD IN THE STANDARD                           of insurance charges       of insurance charges
   RISK CLASS                                              (including those imposed   (including those imposed
                                                           on riders)                 on riders)
---------------------------------------------------------------------------------------------------------------

Waiver of Planned Periodic           Monthly               A percentage of the        A percentage of the
 Premium(3)                                                monthly benefit amount     monthly benefit amount

  MINIMUM CHARGE                                           3.0%                       3.0%

  MAXIMUM CHARGE                                           7.10%                      7.10%

  CHARGE FOR A 45 YEAR OLD IN THE                          4.80% of the monthly       4.80% of the monthly
   STANDARD RISK CLASS                                     benefit amount             benefit amount
---------------------------------------------------------------------------------------------------------------

(2) Rates may vary by the additional Insured's gender, issue age, risk class and by year of coverage. Rates may be increased for Policies that are issued to an increased risk class.
(3) Rates may vary by the Insured's issue age. Rates may be increased for Policies issued to an increased risk class.

For information concerning compensation paid for the sale of the Policy, SEE the "Distribution of the Policies" provision in the prospectus.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. These are expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.


ANNUAL PORTFOLIO EXPENSES(1)              MINIMUM  MAXIMUM
----------------------------------------------------------
Total Annual Portfolio Operating
 Expenses
 (before fee waivers or reimbursements)     0.40%    2.48%
----------------------------------------------------------



(1) Expenses are shown as a percentage of Portfolio average daily net assets as of December 31, 2006. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios' expenses in order to keep the Portfolios' expenses below specified limits. In some cases, these expense limitations are contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.40% and 1.75%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

SUMMARY OF BENEFITS AND RISKS

BENEFITS OF YOUR POLICY

DEFINED TERMS

SEE the "Definitions" provision in the back of this prospectus for defined terms.

DEATH BENEFIT

The primary benefit of your Policy is life insurance coverage. Your initial premium purchases a Specified Amount of life insurance coverage. While the Policy is in force, we will pay a Death Benefit to your beneficiary(ies) when the Insured dies. SEE the "Death Benefit" provision of this prospectus.

CHOICE OF DEATH BENEFIT OPTIONS

You can choose from among two Death Benefit options:

    - Option A -- the Death Benefit is the Specified Amount PLUS the Account Value.

    -  Option B -- the Death Benefit is the Specified Amount.

SEE the "Death Benefit" provision of this prospectus and the Statement of Additional Information for more information on how the Death Benefit proceeds are determined.

COVERAGE FLEXIBILITY

Within certain limits, you can:

    -  change the Death Benefit option;

    -  increase or decrease the Specified Amount;

    -  change your beneficiary(ies); and

    -  change the owner of the Policy.

SEE the "Death Benefit -- Changing the Specified Amount" and "The Policy -- Changing the Owner or Beneficiary" provisions of this prospectus.

CHOICE OF DEATH BENEFIT PAYMENT OPTIONS

Your beneficiary(ies) may choose to take Death Benefit proceeds as a lump sum or select from a variety of payment options which pay the Death Benefit proceeds over time.

NO LAPSE FEATURE

During the Continuation Period, the Policy will remain in force regardless of the sufficiency of Surrender Value so long as Net Total Premium is at least equal to the Continuation Amount. SEE the "Termination -- Premium to Prevent Termination" provision of this prospectus.

CASH BENEFITS

You can access the cash value of your Policy by taking a Policy loan, taking a partial surrender or a full surrender with certain limitations as described below:

LOANS

You may take a Policy loan for up to 90% of the difference between your Account Value and any surrender charges, MINUS any Policy Debt. Taking a Policy loan may have adverse tax consequences if a Policy lapses. SEE the "Loans" and "Tax Considerations" provisions of this prospectus.

PARTIAL SURRENDERS

You may take partial surrenders from your Policy. The minimum partial surrender amount is $500. If you select Death Benefit Option B, you may only take a partial surrender after the first Policy year. SEE the "Surrenders and Partial Surrenders" provision of this prospectus.

FULL SURRENDER

You can surrender your Policy at any time for its Surrender Value (Account Value MINUS Policy Debt MINUS any applicable surrender charge). You can choose to take the Surrender Value in a lump sum or over time by electing one of several payment options. SEE the "Surrenders and Partial Surrenders" provision of this prospectus.

PREMIUM FLEXIBILITY

You select a premium payment plan. You are not required to pay premiums according to the plan, but may vary frequency and amount, within limits, and can skip planned premiums.

You may make unscheduled premium payments, provided such premium payments do not exceed the

Code's limitations for life insurance. SEE the "Premiums" provision of this prospectus.

SUBACCOUNTS

You can allocate your Net Premium among up to 10 of the Subaccounts available in the Separate Account at any given time. Each Subaccount invests in shares of a designated Portfolio. Not all Portfolios may be available to all Policies, or available in all states or in all markets. SEE the "Separate Account" and the "Portfolios" provisions of this prospectus.

TRANSFERS

You may transfer assets among the Subaccounts within certain limits. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing. SEE the "Transfers" provision of this prospectus.

TAX BENEFITS

You are generally not taxed on the Policy's earnings until you withdraw Account Value from your Policy. This is known as tax deferral. Your beneficiary(ies) generally receives Death Benefit proceeds income tax-free. SEE the "Tax Considerations" provision of this prospectus.

ASSIGNABILITY

You may assign the Policy as collateral for a loan or other obligation. SEE the "Other Policy Information -- Using the Policy as Collateral" provision of this prospectus.

RIGHT TO RETURN THE POLICY

You have a limited period of time after the Policy is issued during which you can cancel the Policy and receive a refund. SEE the "Policy -- Canceling a Policy" provision of this prospectus.

ADDITIONAL BENEFITS

There are a number of additional benefits that you can add to your Policy by way of optional riders. SEE the "Fee Tables" and "Other Policy Information -- Supplemental Benefits" provisions of this prospectus.

RISKS OF YOUR POLICY

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses are assessed at less than their guaranteed minimum levels. In the future, we may increase these current charges up to the guaranteed (I.E., the maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

SUITABILITY

Variable life insurance is designed for long-term financial planning. It is not suitable as an investment vehicle for short-term savings. You should not purchase a Policy if you will need the premium payment in a short period of time. If you do not plan on holding this Policy for at least 15 years, you will pay a surrender charge if you surrender your Policy. SEE the "Fee Tables" provision of this prospectus.

INVESTMENT RISK

Your Account Value is subject to the risk that investment performance will be unfavorable and that your Account Value will decrease. If your investment results are unfavorable and/or you stop making premium payments at or above the minimum requirements, the Surrender Value of your Policy may fall to $0, because we continue to deduct charges from your Account Value. In that case, the Policy will terminate without value and insurance coverage will cease, unless you make an additional payment sufficient to prevent a termination during the 61 day grace period. However, your Policy will not lapse during the Continuation Period, even if your Surrender Value is insufficient to cover the monthly deductions, so long as the Net Total Premium is at least equal to the Continuation Amount. On the other hand, if investment experience is favorable and you have kept the Policy in force for a substantial time, you may be able to draw upon your Account Value, through partial surrenders and Policy loans. SEE the "Loans" and the "Termination" provisions of this prospectus.

ADDITIONAL RISKS

The types of investments that a Portfolio makes will also create risk. A comprehensive discussion of the risks of the Portfolio underlying each Subaccount may be found in that Portfolio's prospectus. You should read each Portfolio's prospectus carefully before investing.

RISK OF TERMINATION

If the Surrender Value of your Policy is insufficient to pay the monthly deduction when due (and, during the Continuation Period, the Net Total Premium is less than the Continuation Amount), a grace period will begin. There is a risk that if partial surrenders, loans, and monthly deductions reduce your Surrender Value to an amount insufficient to cover Policy charges and/or if the investment experience of your selected Subaccounts is unfavorable, then your Policy could lapse. In that case, you will have a 61 day grace period to make a sufficient payment. IF YOU DO NOT MAKE A SUFFICIENT PAYMENT BEFORE THE GRACE PERIOD ENDS, YOUR POLICY WILL TERMINATE WITHOUT VALUE, INSURANCE COVERAGE WILL CEASE, AND YOU WILL RECEIVE NO BENEFITS. After termination, you may reinstate your Policy within three years subject to certain conditions. SEE the "Termination" provision of this prospectus.

TAX RISKS

In order to qualify as a life insurance policy for Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy on the life of a single Insured should satisfy the applicable requirements.

In the case of a Policy that is considered a "modified endowment contract," special rules apply and a 10% IRS penalty tax may be imposed on distributions, including loans.

Existing tax laws that benefit this Policy may change at any time. You should consult a qualified tax adviser in all tax matters involving your Policy. SEE the "Tax Considerations" provision of this prospectus.

LIMITS ON PARTIAL SURRENDERS

The Policy permits you to take partial surrenders. However, if you select Death Benefit Option B, you may only take partial surrenders after the first Policy year.

The minimum partial surrender amount is $500. We assess a processing fee for each partial surrender equal to the lesser of $25 or 2% of the amount partially surrendered.

Partial surrenders will reduce your Account Value and Death Benefit proceeds. Federal income taxes and a penalty tax may apply to each partial surrender. SEE the "Surrenders and Partial Surrenders" provision of this prospectus.

EFFECTS OF POLICY LOANS

A Policy loan, whether or not repaid, will impact your Account Value over time because we subtract the amount of the loan from the Subaccounts as collateral. We then credit a fixed interest rate to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts, the effect could be favorable or unfavorable.

Because we subtract the amount of the loan from the Subaccounts, a Policy loan reduces the amount available for transfers among the Subaccounts.

A Policy loan also reduces the Death Benefit payable. A Policy loan could make it more likely that a Policy would terminate. There is a risk that the Policy will lapse resulting in adverse tax consequences if the loan reduces your Surrender Value to an amount insufficient to cover Policy charges and investment experience is unfavorable. In such circumstances you must submit a sufficient payment during the grace period to avoid the Policy's termination without value and the end of insurance coverage. SEE the "Loans" provision of this prospectus.

LIMITS ON TRANSFERS

You may transfer all or a portion of your assets among the Subaccounts on any Valuation Day subject to certain restrictions.

Frequent Subaccount transfers can dilute the value of a Portfolio's shares, disrupt the management of the Portfolio's investment portfolio, and increase brokerage and administrative costs. To discourage frequent Subaccount transfers, we have adopted the following transfer policy. All owners may submit the first 12 Subaccount transfers made in a calendar year by overnight delivery service, U.S. Mail, voice response, telephone or facsimile. Once such 12 Subaccount transfers have been executed, a letter will be sent to owners notifying them that they may submit additional transfers only in writing by U.S. Mail or overnight delivery service. Transfer requests sent by same day mail, courier service, telephone or facsimile will not be accepted. The restrictions listed above do not apply to any transfers made among the Subaccounts pursuant to a Dollar Cost Averaging program or Portfolio Rebalancing program. We also will not honor your transfer request if you attempt to make a transfer during the grace period and there is no Account Value.

We do not charge for transfers. However, we reserve the right to assess a charge of up to $10 per transfer. The minimum transfer amount is $100 or the entire balance in the Subaccount if the transfer will leave a balance of less than $100. SEE the "Transfers" provision of this prospectus.

COMPARISON WITH OTHER INSURANCE POLICIES

The Policy is similar in many ways to universal life insurance. As with universal life insurance:

    -  the owner pays premiums for insurance coverage on the Insured(s);

    - the Policy provides for the accumulation of Surrender Value that is payable if the owner surrenders the Policy during the lifetime of the Insured; and

    -  the Surrender Value may be substantially lower than the premiums paid.

However, the Policy differs from universal life insurance in that it permits you to place your premium in the Subaccounts. The amount and duration of life insurance protection and the value of the Policy will vary with the investment performance of the Subaccounts you select. You bear the investment risk with respect to the amounts allocated to the Subaccounts.

THE COMPANY

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contracts. We do business in 49 states and the District of Columbia. Our Home Office is located at 6610 West Broad Street, Richmond, Virginia 23230. Our Variable Life Service Center is located at 3100 Albert Lankford Drive, Lynchburg, Virginia 24501. We are obligated to pay all amounts promised under the Policy.

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. GNA Corporation directly owns the stock of Capital Brokerage Corporation and the Company. GNA Corporation is directly owned by Genworth Financial, Inc., a public company.

We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

THE SEPARATE ACCOUNT

We established the Separate Account as a separate investment account on August 21, 1986. The Separate Account has Subaccounts available under the Policy. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio of one of the Funds described in "The Portfolios" provision of this prospectus.

The assets of the Separate Account belong to us. However, we may not charge the assets in the Separate Account attributable to the Policies with liabilities arising out of any other business we conduct. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we conduct.

CHANGES TO THE SEPARATE ACCOUNT

The Separate Account may include other Subaccounts that are not available under this Policy. We may substitute another Subaccount or insurance company separate account under the Policy if, in our judgment, investment in a Subaccount should no longer be possible or becomes inappropriate for the purposes of the Policies, or if investment in another Subaccount or insurance company separate account is in the best interest of owners. The new Subaccounts may be limited to certain classes of Policies, and the new Subaccounts may have higher fees and charges than the Subaccounts they replaced. No substitution may take place without prior notice to owners and prior approval of the Securities and Exchange Commission ("SEC") and insurance regulatory authorities, to the extent required by the Investment Company Act of 1940 (the "1940 Act") and applicable law.

We may also, where permitted by law:

    -  create new separate accounts;

    - combine separate accounts, including combining the Separate Account with another separate account established by the Company;

    - transfer assets of the Separate Account, which we determine to be associated with the class of Policies to which this Policy belongs, to another separate account;

    - add new Subaccounts to or remove Subaccounts from the Separate Account, or combine Subaccounts;

    -  make the Subaccounts available under other policies we issue;

    -  add new Portfolios or remove existing Portfolios;

    - substitute a new Portfolio for any existing Portfolio whose shares are no longer available for investment;

    - substitute a new Portfolio for any existing Portfolio which we determine is no longer appropriate in light of the purposes of the Separate Account;

    -  deregister the Separate Account under the 1940 Act; and

    - operate the Separate Account under the direction of a committee or in another form.

THE PORTFOLIOS

You select the Subaccounts to which you direct Net Premiums. There are limitations on the number of transfers that may be made each Policy year. SEE the "Transfers" provision for additional information.

Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each Portfolio are separate from other Portfolios of a Fund and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate Portfolio and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

We summarize the investment objectives of each Portfolio below. There is no assurance that any of the Portfolios will meet these objectives. Before choosing a Subaccount to allocate your Net Premiums and assets, carefully read the prospectus for each Portfolio, along with this prospectus.


You may obtain a free copy of the prospectus for each Portfolio by writing our Variable Life Service Center at 3100 Albert Lankford Drive, Lynchburg, Virginia 24501, by calling us at 800.352.9910 or by visiting our website at www.genworth.com, or through your financial representative.


The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual funds or portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other mutual funds or portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other mutual funds or portfolios, even if the other mutual funds or portfolios have the same investment adviser or manager, or if the other mutual funds or portfolios have a similar name.

THE SUBACCOUNTS

You may invest in up to 10 Subaccounts at any one time. Each Subaccount invests in one of the Portfolios described below.


                                                                                                 ADVISER (AND SUB-ADVISER(S),
                                   SUBACCOUNT INVESTING IN           INVESTMENT OBJECTIVE               AS APPLICABLE)
                                ----------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS    AIM V.I. BASIC VALUE FUND --    Seeks to provide long-term      A I M Advisors, Inc.
                                SERIES II SHARES                growth of capital.
                                ----------------------------------------------------------------------------------------------
                                AIM V.I. CAPITAL APPRECIATION   Seeks to provide growth of      A I M Advisors, Inc.
                                FUND -- SERIES I SHARES         capital.
                                ----------------------------------------------------------------------------------------------
                                AIM V.I. CORE EQUITY FUND --    Seeks to provide growth of      A I M Advisors, Inc.
                                SERIES I SHARES                 capital.
                                ----------------------------------------------------------------------------------------------
                                AIM V.I. INTERNATIONAL GROWTH   Seeks to provide long-term      A I M Advisors, Inc.
                                FUND -- SERIES II SHARES        growth of capital.
                                ----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VARIABLE      ALLIANCEBERNSTEIN GLOBAL        Long-term growth of capital.    AllianceBernstein, L.P.
PRODUCTS SERIES FUND, INC.      TECHNOLOGY PORTFOLIO --
                                CLASS B
                                ----------------------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN GROWTH AND    Long-term growth of capital.    AllianceBernstein, L.P.
                                INCOME PORTFOLIO -- CLASS B
                                ----------------------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN               Long-term growth of capital.    AllianceBernstein, L.P.
                                INTERNATIONAL VALUE
                                PORTFOLIO -- CLASS B
                                ----------------------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN LARGE CAP     Long-term growth of capital.    AllianceBernstein, L.P.
                                GROWTH PORTFOLIO -- CLASS B
                                ----------------------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN SMALL CAP     Long-term growth of capital.    AllianceBernstein, L.P.
                                GROWTH PORTFOLIO -- CLASS B
                                ----------------------------------------------------------------------------------------------
AMERICAN CENTURY VARIABLE       VP INFLATION PROTECTION         Pursues long-term total return  American Century Investment
PORTFOLIOS II, INC.             FUND -- CLASS II                using a strategy that seeks to  Management, Inc.
                                                                protect against U.S.
                                                                inflation.
                                ----------------------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES       BLACKROCK BASIC VALUE V.I.      Seeks capital appreciation      BlackRock Advisors, LLC
FUNDS, INC.                     FUND -- CLASS III SHARES        and, secondarily, income.       (subadvised by BlackRock
                                                                                                Investment Management LLC)
                                ----------------------------------------------------------------------------------------------
                                BLACKROCK GLOBAL ALLOCATION     Seeks high total investment     BlackRock Advisors, LLC
                                V.I. FUND -- CLASS III SHARES   return.                         (subadvised by BlackRock
                                                                                                Investment Management, LLC and
                                                                                                BlackRock Asset Management
                                                                                                U.K. Limited)
                                ----------------------------------------------------------------------------------------------
                                BLACKROCK LARGE CAP GROWTH      Seeks long-term capital         BlackRock Advisors, LLC
                                V.I. FUND -- CLASS III SHARES   growth.                         (subadvised by BlackRock
                                                                                                Investment Management LLC)
                                ----------------------------------------------------------------------------------------------
                                BLACKROCK VALUE OPPORTUNITIES   Seeks long-term growth of       BlackRock Advisors, LLC
                                V.I. FUND -- CLASS III SHARES   capital.                        (subadvised by BlackRock
                                                                                                Investment Management LLC)
                                ----------------------------------------------------------------------------------------------
COLUMBIA FUNDS                  COLUMBIA MARSICO GROWTH FUND,   The fund seeks long-term        Columbia Management Advisors,
VARIABLE INSURANCE TRUST I      VARIABLE SERIES -- CLASS A      growth of capital.              LLC (subadvised by Marsico
                                                                                                Capital Management, LLC)
                                ----------------------------------------------------------------------------------------------
                                COLUMBIA MARSICO INTERNATIONAL  The fund seeks long-term        Columbia Management Advisors,
                                OPPORTUNITIES FUND, VARIABLE    growth of capital.              LLC (subadvised by Marsico
                                SERIES -- CLASS B                                               Capital Management, LLC)
                                ----------------------------------------------------------------------------------------------

                                                                                                 ADVISER (AND SUB-ADVISER(S),
                                   SUBACCOUNT INVESTING IN           INVESTMENT OBJECTIVE               AS APPLICABLE)
                                ----------------------------------------------------------------------------------------------
EATON VANCE VARIABLE TRUST      VT FLOATING-RATE INCOME FUND    Seeks to provide a high level   Eaton Vance Management
                                                                of current income.
                                ----------------------------------------------------------------------------------------------
                                VT WORLDWIDE HEALTH SCIENCES    Seeks long-term capital growth  OrbiMed Advisors LLC
                                FUND                            by investing in a worldwide
                                                                and diversified portfolio of
                                                                health sciences companies.
                                ----------------------------------------------------------------------------------------------
EVERGREEN VARIABLE              EVERGREEN VA OMEGA FUND --      Seeks long-term capital         Evergreen Investment
ANNUITY TRUST                   CLASS 2                         growth.                         Management Company, LLC
                                ----------------------------------------------------------------------------------------------
FEDERATED                       FEDERATED HIGH INCOME BOND      Seeks high current income by    Federated Investment
INSURANCE SERIES                FUND II -- SERVICE SHARES       investing in lower-rated        Management Company
                                                                corporate debt obligations,
                                                                commonly referred to as "junk
                                                                bonds."
                                ----------------------------------------------------------------------------------------------
                                FEDERATED KAUFMANN FUND II --   Seeks capital appreciation.     Federated Equity Management
                                SERVICE SHARES                                                  Company of Pennsylvania
                                                                                                (subadvised by Federated
                                                                                                Global Investment Management
                                                                                                Corp.)
                                ----------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK-  VIP BALANCED PORTFOLIO --       Seeks income and capital        Fidelity Management & Research
VARIABLE INSURANCE PRODUCTS     SERVICE CLASS 2                 growth consistent with          Company (FMR) (subadvised by
FUND                                                            reasonable risk.                Fidelity Investments Money
                                                                                                Management, Inc. (FIMM), FMR
                                                                                                Co., Inc. (FMRC), Fidelity
                                                                                                Research & Analysis Company
                                                                                                (FRAC), Fidelity Management &
                                                                                                Research (U.K.) Inc. (FMR
                                                                                                U.K.), Fidelity International
                                                                                                Investment Advisors (FIAA),
                                                                                                Fidelity International
                                                                                                Investment Advisors (U.K.)
                                                                                                Limited (FIAA(U.K.)L), and
                                                                                                Fidelity Investments Japan
                                                                                                Limited (FIJ))
                                ----------------------------------------------------------------------------------------------
                                VIP CONTRAFUND-REGISTERED       Seeks long-term capital         FMR (subadvised by FMRC, FRAC,
                                TRADEMARK- PORTFOLIO --         appreciation.                   FMR U.K., FIIA, FIIA(U.K.)L,
                                SERVICE CLASS 2                                                 and FIJ)
                                ----------------------------------------------------------------------------------------------
                                VIP DYNAMIC CAPITAL             Seeks capital appreciation.     FMR (subadvised by FMRC, FRAC,
                                APPRECIATION PORTFOLIO --                                       FMR U.K., FIIA, FIIA(U.K.)L,
                                SERVICE CLASS 2                                                 and FIJ)
                                ----------------------------------------------------------------------------------------------
                                VIP EQUITY-INCOME PORTFOLIO --  Seeks reasonable income. The    FMR (subadvised by FMRC, FRAC,
                                SERVICE CLASS 2                 fund will also consider the     FMR U.K., FIIA, FIIA(U.K.)L,
                                                                potential for capital           and FIJ)
                                                                appreciation. The fund's goal
                                                                is to achieve a yield which
                                                                exceeds the composite yield on
                                                                the securities comprising the
                                                                Standard & Poors 500-SM- Index
                                                                (S&P 500-Registered
                                                                Trademark-).
                                ----------------------------------------------------------------------------------------------
                                VIP GROWTH PORTFOLIO --         Seeks to achieve capital        FMR (subadvised by FMRC, FRAC,
                                SERVICE CLASS 2                 appreciation.                   FMR U.K., FIIA, FIIA(U.K.)L,
                                                                                                and FIJ)
                                ----------------------------------------------------------------------------------------------
                                VIP GROWTH & INCOME             Seeks high total return         FMR (subadvised by FMRC, FRAC,
                                PORTFOLIO -- SERVICE CLASS 2    through a combination of        FMR U.K., FIIA, FIIA(U.K.)L,
                                                                current income and capital      and FIJ)
                                                                appreciation.
                                ----------------------------------------------------------------------------------------------

                                                                                                 ADVISER (AND SUB-ADVISER(S),
                                   SUBACCOUNT INVESTING IN           INVESTMENT OBJECTIVE               AS APPLICABLE)
                                ----------------------------------------------------------------------------------------------
                                VIP MID CAP PORTFOLIO --        Seeks long-term growth of       FMR (subadvised by FMRC, FRAC,
                                SERVICE CLASS 2                 capital.                        FMR U.K., FIIA, FIIA(U.K.)L,
                                                                                                and FIJ)
                                ----------------------------------------------------------------------------------------------
                                VIP VALUE STRATEGIES            Seeks capital appreciation.     FMR (subadvised by FMRC, FRAC,
                                PORTFOLIO -- SERVICE CLASS 2                                    FMR U.K., FIIA, FIIA(U.K.)L,
                                                                                                and FIJ)
                                ----------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE     FRANKLIN INCOME SECURITIES      Seeks to maximize income while  Franklin Advisers, Inc.
INSURANCE PRODUCTS TRUST        FUND -- CLASS 2 SHARES          maintaining prospects for
                                                                capital appreciation. The fund
                                                                normally invests in both
                                                                equity and debt securities.
                                                                The fund seeks income by
                                                                investing in corporate,
                                                                foreign and U.S. Treasury
                                                                bonds as well as stocks with
                                                                dividend yields the manager
                                                                believes are attractive.
                                ----------------------------------------------------------------------------------------------
                                MUTUAL SHARES SECURITIES        Seeks capital appreciation,     Franklin Mutual Advisers, LLC
                                FUND -- CLASS 2 SHARES          with income as a secondary
                                                                goal. The Fund normally
                                                                invests primarily in equity
                                                                securities of companies that
                                                                the manager believes are
                                                                undervalued. The fund also
                                                                invests, to a lesser extent in
                                                                risk arbitrage securities and
                                                                distressed companies.
                                ----------------------------------------------------------------------------------------------
                                TEMPLETON GROWTH SECURITIES     Seeks long-term capital         Templeton Global Advisors
                                FUND -- CLASS 2 SHARES          growth. The fund normally       Limited
                                                                invests primarily in equity
                                                                securities of companies
                                                                located anywhere in the world,
                                                                including those in the U.S.
                                                                and in emerging markets.
                                ----------------------------------------------------------------------------------------------
GE INVESTMENTS                  INCOME FUND                     Seeks maximum income            GE Asset Management
FUNDS, INC.                                                     consistent with prudent         Incorporated
                                                                investment management and the
                                                                preservation of capital.
                                ----------------------------------------------------------------------------------------------
                                MID-CAP EQUITY FUND             Seeks long-term growth of       GE Asset Management
                                                                capital and future income.      Incorporated
                                ----------------------------------------------------------------------------------------------
                                MONEY MARKET FUND(1)            Seeks a high level of current   GE Asset Management
                                                                income consistent with the      Incorporated
                                                                preservation of capital and
                                                                maintenance of liquidity.
                                ----------------------------------------------------------------------------------------------
                                PREMIER GROWTH EQUITY FUND      Seeks long-term growth of       GE Asset Management
                                                                capital and future income       Incorporated
                                                                rather than current income.
                                ----------------------------------------------------------------------------------------------
                                REAL ESTATE SECURITIES FUND     Seeks maximum total return      GE Asset Management
                                                                through current income and      Incorporated (subadvised by
                                                                capital appreciation.           Urdang Securities Management,
                                                                                                Inc.)
                                ----------------------------------------------------------------------------------------------



                               (1)  During extended periods of low interest
                                    rates, the yields of the Money Market
                                    Fund may become extremely low and
                                    possibly negative.

                                                                                                 ADVISER (AND SUB-ADVISER(S),
                                   SUBACCOUNT INVESTING IN           INVESTMENT OBJECTIVE               AS APPLICABLE)
                                ----------------------------------------------------------------------------------------------
                                S&P 500-REGISTERED TRADEMARK-   Seeks growth of capital and     GE Asset Management
                                INDEX FUND(2)                   accumulation of income that     Incorporated (subadvised by
                                                                corresponds to the investment   SSgA Funds Management, Inc.)
                                                                return of S&P's 500 Composite
                                                                Stock Index.
                                ----------------------------------------------------------------------------------------------
                                SMALL-CAP EQUITY FUND           Seeks long-term growth of       GE Asset Management
                                                                capital.                        Incorporated (subadvised by
                                                                                                Palisade Capital Management,
                                                                                                L.L.C.)
                                ----------------------------------------------------------------------------------------------
                                TOTAL RETURN FUND -- CLASS 3    Seeks the highest total         GE Asset Management
                                SHARES(3)                       return, composed of current     Incorporated
                                                                income and capital
                                                                appreciation, as is consistent
                                                                with prudent investment risk.
                                ----------------------------------------------------------------------------------------------
                                U.S. EQUITY FUND                Seeks long-term growth of       GE Asset Management
                                                                capital.                        Incorporated
                                ----------------------------------------------------------------------------------------------
                                VALUE EQUITY FUND               Seeks long-term growth of       GE Asset Management
                                                                capital and future income.      Incorporated
                                ----------------------------------------------------------------------------------------------
JANUS ASPEN SERIES              BALANCED PORTFOLIO -- SERVICE   Seeks long-term capital         Janus Capital Management LLC
                                SHARES                          growth, consistent with
                                                                preservation of capital and
                                                                balanced by current income.
                                ----------------------------------------------------------------------------------------------
                                FORTY PORTFOLIO -- SERVICE      A non-diversified(4) portfolio  Janus Capital Management LLC
                                SHARES                          that seeks long-term growth of
                                                                capital.
                                ----------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE    LEGG MASON PARTNERS VARIABLE    Seeks capital appreciation.     Legg Mason Partners Fund
EQUITY TRUST(5)                 AGGRESSIVE GROWTH FUND --                                       Advisor, LLC (subadvised by
                                CLASS II                                                        ClearBridge Advisors, LLC)
                                ----------------------------------------------------------------------------------------------
                                LEGG MASON PARTNERS VARIABLE    Seeks capital appreciation      Legg Mason Partners Fund
                                FUNDAMENTAL VALUE PORTFOLIO --  through investments.            Advisor, LLC (subadvised by
                                CLASS I                                                         ClearBridge Advisors, LLC)
                                ----------------------------------------------------------------------------------------------



                               (2)  "Standard & Poor's," "S&P," and
                                    "S&P 500" are trademarks of The
                                    McGraw-Hill Companies, Inc. and have
                                    been licensed for use by GE Asset
                                    Management Incorporated. The
                                    S&P 500-Registered Trademark- Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in this portfolio or the Policy.

                               (3)  For policies issued on or after May 1,
                                    2006, only Class 3 shares of the Total
                                    Return Fund will be available. If your
                                    policy was issued prior to May 1, 2006,
                                    Class 1 shares of the Total Return Fund
                                    are available.

                               (4)  A non-diversified portfolio is a
                                    portfolio that may hold a larger
                                    position in a smaller number of
                                    securities than a diversified portfolio.
                                    This means that a single security's
                                    increase or decrease in value may have a greater impact on the return and the net asset value of a non-diversified portfolio than a diversified portfolio.

                               (5)  Legg Mason executed a reorganization of
                                    its fund operations effective April 28,
                                    2007. As a result of this
                                    reorganization, Legg Mason Partners
                                    Variable Portfolios I, Inc. -- Legg
                                    Mason Partners Variable All Cap
                                    Portfolio merged into Legg Mason
                                    Partners Variable Equity Trust -- Legg
                                    Mason Partners Variable Fundamental
                                    Value Portfolio and Legg Mason Partners
                                    Variable Portfolios II -- Legg Mason
                                    Partners Variable Aggressive Growth
                                    Portfolio merged into Legg Mason
                                    Partners Variable Equity Trust -- Legg
                                    Mason Partners Variable Aggressive
                                    Growth Portfolio.

                                                                                                 ADVISER (AND SUB-ADVISER(S),
                                   SUBACCOUNT INVESTING IN           INVESTMENT OBJECTIVE               AS APPLICABLE)
                                ----------------------------------------------------------------------------------------------
MFS-REGISTERED TRADEMARK-       MFS-REGISTERED TRADEMARK-       The fund's investment           Massachusetts Financial
VARIABLE INSURANCE TRUST        INVESTORS GROWTH STOCK          objective is to seek capital    Services Company
                                SERIES -- SERVICE CLASS SHARES  appreciation. The fund's
                                                                objective may be changed
                                                                without shareholder approval.
                                ----------------------------------------------------------------------------------------------
                                MFS-REGISTERED TRADEMARK-       The fund's investment           Massachusetts Financial
                                INVESTORS TRUST SERIES --       objective is to seek capital    Services Company
                                SERVICE CLASS SHARES            appreciation. The fund's
                                                                objective may be changed
                                                                without shareholder approval.
                                ----------------------------------------------------------------------------------------------
                                MFS-REGISTERED TRADEMARK-       The fund's investment           Massachusetts Financial
                                TOTAL RETURN SERIES --          objective is to seek total      Services Company
                                SERVICE CLASS SHARES            return. The fund's objective
                                                                may be changed without
                                                                shareholder approval.
                                ----------------------------------------------------------------------------------------------
                                MFS-REGISTERED TRADEMARK-       The fund's investment           Massachusetts Financial
                                UTILITIES SERIES -- SERVICE     objective is to seek total      Services Company
                                CLASS SHARES                    return. The fund's objective
                                                                may be changed without
                                                                shareholder approval.
                                ----------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT    OPPENHEIMER BALANCED FUND/      Seeks a high total investment   OppenheimerFunds, Inc.
FUNDS                           VA -- SERVICE SHARES            return, which includes current
                                                                income and capital
                                                                appreciation in the value of
                                                                its shares.
                                ----------------------------------------------------------------------------------------------
                                OPPENHEIMER CAPITAL             Seeks capital appreciation by   OppenheimerFunds, Inc.
                                APPRECIATION FUND/VA --         investing in securities of
                                SERVICE SHARES                  well- known, established
                                                                companies.
                                ----------------------------------------------------------------------------------------------
                                OPPENHEIMER GLOBAL SECURITIES   Seeks long-term capital         OppenheimerFunds, Inc.
                                FUND/VA -- SERVICE SHARES       appreciation by investing a
                                                                substantial portion of its
                                                                assets in securities of
                                                                foreign issuers, "growth type"
                                                                companies, cyclical industries
                                                                and special situations that
                                                                are considered to have
                                                                appreciation possibilities.
                                ----------------------------------------------------------------------------------------------
                                OPPENHEIMER MAIN STREET FUND/   Seeks high total return (which  OppenheimerFunds, Inc.
                                VA -- SERVICE SHARES            includes growth in the value
                                                                of its shares as well as
                                                                current income) from equity
                                                                and debt securities.
                                ----------------------------------------------------------------------------------------------
                                OPPENHEIMER MAIN STREET SMALL   Seeks capital appreciation.     OppenheimerFunds, Inc.
                                CAP FUND/VA -- SERVICE SHARES
                                ----------------------------------------------------------------------------------------------
                                OPPENHEIMER MIDCAP FUND/ VA --  Seeks capital appreciation by   OppenheimerFunds, Inc.
                                SERVICE SHARES                  investing in "growth type"
                                                                companies.
                                ----------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST  ALL ASSET PORTFOLIO -- ADVISOR  Seeks maximum real return       Pacific Investment Management
                                CLASS SHARES                    consistent with preservation    Company LLC
                                                                of real capital and prudent
                                                                investment management.
                                ----------------------------------------------------------------------------------------------

                                                                                                 ADVISER (AND SUB-ADVISER(S),
                                   SUBACCOUNT INVESTING IN           INVESTMENT OBJECTIVE               AS APPLICABLE)
                                ----------------------------------------------------------------------------------------------
                                HIGH YIELD PORTFOLIO --         Seeks to maximize total         Pacific Investment Management
                                ADMINISTRATIVE CLASS SHARES     return, consistent with         Company LLC
                                                                preservation of capital and
                                                                prudent investment management.
                                                                Invests at least 80% of its
                                                                assets in a diversified
                                                                portfolio of high yield
                                                                securities ("junk bonds")
                                                                rated below investment grade
                                                                but rated at least Caa by
                                                                Moody's or CCC by S&P, or, if
                                                                unrated, determined by PIMCO
                                                                to be of comparable quality,
                                                                subject to a maximum of 5% of
                                                                its total assets in securities
                                                                rated Caa by Moody's or CCC by
                                                                S&P, or, if unrated,
                                                                determined by PIMCO to be of
                                                                comparable quality.
                                ----------------------------------------------------------------------------------------------
                                LONG-TERM U.S. GOVERNMENT       Seeks maximum total return,     Pacific Investment Management
                                PORTFOLIO -- ADMINISTRATIVE     consistent with preservation    Company LLC
                                CLASS SHARES                    of capital and prudent
                                                                investment management.
                                ----------------------------------------------------------------------------------------------
                                LOW DURATION PORTFOLIO --       Seeks maximum total return,     Pacific Investment Management
                                ADMINISTRATIVE CLASS SHARES     consistent with preservation    Company LLC
                                                                of capital and prudent
                                                                investment management.
                                ----------------------------------------------------------------------------------------------
                                TOTAL RETURN PORTFOLIO --       Seeks maximum total return,     Pacific Investment Management
                                ADMINISTRATIVE CLASS SHARES     consistent with preservation    Company LLC
                                                                of capital and prudent
                                                                investment management.
                                ----------------------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND      JENNISON PORTFOLIO -- CLASS II  Seeks long-term growth of       Prudential Investments LLC
                                                                capital.                        (subadvised by Jennison
                                                                                                Associates LLC)
                                ----------------------------------------------------------------------------------------------
                                JENNISON 20/20 FOCUS            Seeks long-term growth of       Prudential Investments LLC
                                PORTFOLIO -- CLASS II           capital.                        (subadvised by Jennison
                                                                                                Associates LLC)
                                ----------------------------------------------------------------------------------------------
                                NATURAL RESOURCES PORTFOLIO --  Seeks long-term growth of       Prudential Investments LLC
                                CLASS II                        capital.                        (subadvised by Jennison
                                                                                                Associates LLC)
                                ----------------------------------------------------------------------------------------------
RYDEX VARIABLE TRUST            OTC FUND(1)                     Seeks to provide investment     Rydex Investments
                                                                results that correspond to a
                                                                benchmark for over-the-counter
                                                                securities. The portfolio's
                                                                current benchmark is the
                                                                NASDAQ 100 Index-TM-.
                                ----------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT      COMSTOCK PORTFOLIO -- CLASS II  Seeks capital growth and        Van Kampen Asset Management
TRUST                           SHARES                          income through investments in
                                                                equity securities, including
                                                                common stocks, preferred
                                                                stocks and securities
                                                                convertible into common and
                                                                preferred stocks.
                                ----------------------------------------------------------------------------------------------



                               (1) The NASDAQ 100 Index-TM- is an unmanaged index that is a widely recognized indicator of OTC Market performance.

The following Portfolios are not available to Policies issued on or after May 1, 2003:



                                                                                                 ADVISER (AND SUB-ADVISER(S),
                                   SUBACCOUNT INVESTING IN           INVESTMENT OBJECTIVE               AS APPLICABLE)
                                ----------------------------------------------------------------------------------------------
DREYFUS                         THE DREYFUS SOCIALLY            Seeks capital growth, with      The Dreyfus Corporation
                                RESPONSIBLE GROWTH FUND,        current income as a secondary
                                INC. -- INITIAL SHARES          goal.
                                ----------------------------------------------------------------------------------------------
JANUS ASPEN SERIES              GLOBAL LIFE SCIENCES            Seeks long-term growth of       Janus Capital Management LLC
                                PORTFOLIO -- SERVICE SHARES     capital.
                                ----------------------------------------------------------------------------------------------
                                GLOBAL TECHNOLOGY PORTFOLIO --  Seeks long-term growth of       Janus Capital Management LLC
                                SERVICE SHARES                  capital.
                                ----------------------------------------------------------------------------------------------
                                LARGE CAP GROWTH PORTFOLIO --   Seeks long-term growth of       Janus Capital Management LLC
                                SERVICE SHARES                  capital in a manner consistent
                                                                with the preservation of
                                                                capital.
                                ----------------------------------------------------------------------------------------------
                                MID CAP GROWTH PORTFOLIO --     Seeks long-term growth of       Janus Capital Management LLC
                                SERVICE SHARES                  capital.
                                ----------------------------------------------------------------------------------------------
                                WORLDWIDE GROWTH PORTFOLIO --   Seeks long-term growth of       Janus Capital Management LLC
                                SERVICE SHARES                  capital in a manner consistent
                                                                with the preservation of
                                                                capital.
                                ----------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST  FOREIGN BOND PORTFOLIO (U.S.    Seeks maximum total return,     Pacific Investment Management
                                DOLLAR HEDGED) --               consistent with preservation    Company LLC
                                ADMINISTRATIVE CLASS SHARES     of capital and prudent
                                                                investment management.
                                ----------------------------------------------------------------------------------------------



The following Portfolio is not available for new premium or transfers on or after November 15, 2004:



                                                                                                 ADVISER (AND SUB-ADVISER(S),
                                   SUBACCOUNT INVESTING IN           INVESTMENT OBJECTIVE               AS APPLICABLE)
                                ----------------------------------------------------------------------------------------------
JANUS ASPEN SERIES              INTERNATIONAL GROWTH            Seeks long-term growth of       Janus Capital Management LLC
                                PORTFOLIO -- SERVICE SHARES     capital.
                                ----------------------------------------------------------------------------------------------



The following Portfolios are not available to Policies issued on or after May 1, 2006:



                                                                                                 ADVISER (AND SUB-ADVISER(S),
                                   SUBACCOUNT INVESTING IN           INVESTMENT OBJECTIVE               AS APPLICABLE)
                                ----------------------------------------------------------------------------------------------
FIDELITY VARIABLE               VIP ASSET MANAGER-SM-           Seeks to obtain high total      FMR (subadvised by FMRC, FRAC,
INSURANCE PRODUCTS              PORTFOLIO -- SERVICE CLASS 2    return with reduced risk over   FMR U.K., FIIA, FIIA(U.K.)L,
FUND                                                            the long term by allocating     and FIJ)
                                                                its assets among stocks,
                                                                bonds, and short-term
                                                                instruments.
                                ----------------------------------------------------------------------------------------------
GOLDMAN SACHS                   GOLDMAN SACHS MID CAP VALUE     Seeks long-term capital         Goldman Sachs Asset
VARIABLE INSURANCE              FUND                            appreciation.                   Management, L.P.
TRUST
                                ----------------------------------------------------------------------------------------------
MFS-REGISTERED TRADEMARK-       MFS-REGISTERED TRADEMARK- NEW   The fund's investment           Massachusetts Financial
VARIABLE INSURANCE TRUST        DISCOVERY SERIES -- SERVICE     objective is to seek capital    Services Company
                                CLASS SHARES                    appreciation. The fund's
                                                                objective may be changed
                                                                without shareholder approval.
                                ----------------------------------------------------------------------------------------------

The following Portfolios are not available to contracts issued on or after May 1, 2007:



                                                                                                 ADVISER (AND SUB-ADVISER(S),
                                   SUBACCOUNT INVESTING IN           INVESTMENT OBJECTIVE               AS APPLICABLE)
                                ----------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE    LEGG MASON PARTNERS VARIABLE    Seeks total return and a        Legg Mason Partners Fund
EQUITY TRUST(1)                 CAPITAL AND INCOME              combination of income and       Advisor, LLC (subadvised by
                                PORTFOLIO -- CLASS II           long- term capital              ClearBridge Advisors, LLC and
                                                                appreciation.                   Western Asset Management
                                                                                                Company)
                                ----------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT      STRATEGIC GROWTH PORTFOLIO --   Seeks capital appreciation.     Van Kampen Asset Management
TRUST                           CLASS II SHARES
                                ----------------------------------------------------------------------------------------------



                               (1)  Legg Mason executed a reorganization of
                                    its fund operations effective April 28,
                                    2007. As a result of this
                                    reorganization, Legg Mason Partners
                                    Variable Portfolios I, Inc. -- Legg
                                    Mason Partners Variable Total Return
                                    Portfolio merged into Legg Mason
                                    Partners Variable Equity Trust -- Legg
                                    Mason Partners Variable Capital and
                                    Income Portfolio.

Not all of these Portfolios may not be available in all states or in all markets.


Shares of the Portfolios are not sold directly to the general public. They are sold to us, and they may also be sold to other insurance companies that issue variable annuity and variable life insurance policies. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its Portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its Portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. SEE the prospectuses for the Portfolios for additional information.

There are a number of factors that are considered when deciding what Portfolios are made available in your variable life insurance policy. Such factors include:

    1)  the investment objective of the Portfolio;

    2)  the Portfolio's performance history;

    3) the Portfolio's holdings and strategies it uses to try and meet its objectives; and

    4)  the Portfolio's servicing agreement.

The investment objective is critical because we want to have an array of Portfolios with diverse objectives so that an investor may diversify his or her investment holdings from a conservative to an aggressive investment portfolio depending on the advice of his or her investment adviser and risk assessment. When selecting a Portfolio for our products, we also want to make sure that the Portfolio has a strong performance history in comparison with its peers and that its holdings and strategies are consistent with its objectives. Finally, it is important for us to be able to provide you with a wide array of the services that facilitate your investment program relating to your allocation in Subaccounts that invest in the underlying Portfolios.


We have entered into agreements with either the investment adviser or distributor of each of the Funds and/or, in certain cases, a Portfolio, under which the Portfolio, the adviser or distributor pays us a fee for administrative and other services we provide relating to the Portfolios. Such administrative services we provide include, but are not limited to: accounting transactions for variable owners and then providing one daily purchase and sale order on behalf of each Portfolio; providing copies of Portfolio prospectuses, Statements of Additional Information and any supplements thereto; mailing proxy voting information, gathering the information and providing vote totals to the Portfolio on behalf of our owners; and providing customer service on behalf of the Portfolios. The fees are based upon a percentage of the average annual aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts funding certain variable insurance contracts that we and our affiliates issue. These percentages differ, and some Portfolios, investment advisers or distributors pay us a greater percentage than other advisers or distributors based on the level of administrative and other services provided. We will not realize a profit from payments received directly from a Portfolio, but we may realize a profit from payments received from the adviser and/or the distributor for providing these services and, if we do, we may use such profit for any purpose, including distribution of the contracts. The amount received from certain Portfolios for the assets allocated to the Portfolios from the Separate Account during 2006 ranged from 0.10% to 0.25%. The Portfolios that pay a service fee to us are:



    Eaton Vance Variable Trust:


        VT Floating-Rate Income Fund
        VT Worldwide Health Sciences Fund

    Evergreen Variable Annuity Trust:

        Evergreen VA Omega Fund -- Class 2


    GE Investment Funds, Inc.:



        Total Return Fund -- Class 1 shares



    PIMCO Variable Insurance Trust:


        All Asset Portfolio -- Advisor Class Shares
        High Yield Portfolio -- Administrative Class Shares
        Long-Term U.S. Government Portfolio -- Administrative Class Shares Low Duration Portfolio -- Administrative Class Shares
        Total Return Portfolio -- Administrative Class Shares


    The Prudential Series Fund:


        Jennison Portfolio -- Class II
        Jennison 20/20 Portfolio -- Class II
        Natural Resources Portfolio -- Class II.


The amount received from the adviser and/or the distributor for the assets allocated to the Portfolios from the Separate Account during 2006 ranged from 0.05% to 0.40%. Payment of these amounts is not an additional charge to you by the Funds or by us, but comes from the Fund's investment adviser or distributor.


In addition to the asset-based payments for administrative and other services described above, the investment adviser or the distributor of the Fund may also pay us or our affiliate Capital Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide a Fund's investment adviser or distributor with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.


In consideration of services provided and expenses incurred by Capital Brokerage Corporation in distributing shares of the Funds, Capital Brokerage Corporation also receives 12b-1 fees from AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., American Century Variable Portfolios
II, Inc., BlackRock Variable Series Funds, Inc., Columbia Funds Variable Insurance Trust I, Eaton Vance Variable Trust, Evergreen Variable Annuity Trust, Federated Insurance Series, Fidelity Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Legg Mason Partners Variable Equity Trust, MFS-Registered Trademark- Variable Insurance Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, The Prudential Series Fund, and Van Kampen Life Investment Trust. SEE the "Fee Tables -- Total Annual Portfolio Operating Expenses" section of this prospectus and the Fund prospectuses. These payments range up to 0.30% of Separate Account assets invested in the particular Portfolio.


VOTING RIGHTS


As required by law, we will vote shares of the Portfolios held in the Separate Account at special shareholder meetings based on instructions from you. However, if the law changes and we are permitted to vote in our own right, we may elect to do so.



Whenever a Fund calls a shareholder meeting, Owners with voting interest in a Portfolio will be notified of issues requiring a shareholders' vote as soon as possible before the shareholder meeting. Persons having a voting interest in the Portfolio will be provided with proxy voting materials, reports, other materials, and a form with which to give voting instructions.



We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.



We will vote Portfolio shares for which no instructions are received (or instructions are not received timely) in the same proportion to those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

This type of voting, often referred to as "proportional voting," permits all contract owners in this contract, as well as contract owners from other variable annuity contracts and variable life insurance policies who have assets allocated to Subaccounts which invest in the Portfolios ("Beneficial Shareholders") to participate in the voting process.



Proportional voting does not require a predetermined number of votes for a quorum and if the majority Beneficial Shareholders do not participate in the voting process, a minority number of Beneficial Shareholders can determine the result.



Since the Portfolios generally may engaged in shared funding, other persons or entities besides us may vote shares of the Portfolios.


CHARGES AND DEDUCTIONS

This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from any charges deducted, such as the mortality and expense risk charge. We may use any such profits for any purpose, including payment of distribution expenses.

PREMIUM CHARGE

We currently deduct a 3.0% charge from each premium before placing the resulting Net Premium in the Subaccounts. This charge is guaranteed not to exceed 5.0%. We currently do not deduct the maximum 5.0% premium charge but reserve the right to do so. We will not assess the premium charge against the Policy loan portion of a premium received from the rollover of another life insurance policy. This charge is generally used to cover taxes assessed by a state or other governmental agency as well as acquisition expenses.

MONTHLY DEDUCTION

We take a monthly deduction on the Policy Date and each Monthly Anniversary Date from your Account Value. The monthly deduction for each Policy consists of:

    -  the cost of insurance charge (discussed below);

    - a current monthly Policy charge of $12 in the first Policy year and $6 thereafter (a maximum of $12 per month in all Policy years);

    - any charges for additional benefits added by riders to the Policy (SEE the "Other Policy Information -- Supplemental Benefits" provision of this prospectus).

We will deduct the monthly deduction from the Subaccounts based on your written instructions. If you do not provide us with written instructions or if the amount of assets in any Subaccount you specified is inadequate to pay the required charges, we will deduct the monthly deduction on a pro rata basis from all your assets in the Subaccounts.

COST OF INSURANCE

The cost of insurance charge is a significant charge under your Policy because it is the primary charge for the Death Benefit we provide you. The cost of insurance charge depends on a number of factors (age, gender, Policy duration, and risk class) that cause the charge to vary from Policy to Policy and from Monthly Anniversary Date to Monthly Anniversary Date. We will determine the risk class (and therefore the rates) separately for the initial Specified Amount and for any increase in Specified Amount that requires evidence of insurability.

We calculate the cost of insurance charge on each Monthly Anniversary Date based on your net amount at risk. The net amount at risk is affected by factors such as the amount and timing of premium payments, Subaccount investment performance, fees and charges assessed, partial surrenders, Policy loans, changes to the face amount and the Death Benefit option.

To determine your cost of insurance charge for a particular Policy month, we multiply your net amount at risk by the applicable cost of insurance rate. (The net amount at risk is equal to your Death Benefit MINUS your Account Value.) The Statement of Additional Information contains more information about how we calculate the cost of insurance charge.

The cost of insurance rate for an Insured is based on his or her age, gender, Policy duration and applicable risk class. We currently place Insured(s) in the following risk classes when we issue the Policy, based on our underwriting:

    - a male or female or unisex risk class (where appropriate under applicable law); and

    -  a nicotine use or no nicotine use risk class.

In addition, some Insureds may qualify for a preferred rating. The original risk class applies to the initial Specified Amount. If an increase in Specified Amount is approved, a different risk class may apply to the increase, based on an Insured's circumstances at the time of the increase.

We may change the cost of insurance rates from time to time at our sole discretion, but we guarantee that the rates we charge will never exceed the maximum rates shown in your Policy. These rates are based on the Commissioners' 1980 Standard Ordinary Mortality Tables. The maximum cost of insurance rates are based on the Insured's age nearest birthday at the start of the Policy year. Modifications to cost of insurance rates are made for risk classes other than standard. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policies and depend on our expectation of future experience with respect to mortality, interest, expenses, persistency, and taxes. A change in rates will apply to all persons of the same age, gender (where applicable), and risk class and whose Policies have been in effect for the same length of time.

We will deduct the cost of insurance charge from the Subaccounts based on your written instructions. If you do not provide us with written instructions, or if the amount of assets in any Subaccount you specified is inadequate to pay the required charges, we will deduct the cost of insurance charge on a pro rata basis from all your assets in the Subaccounts. The monthly deduction for the cost of insurance charges will end on the Policy Anniversary Date on which the Insured reaches Attained Age 100.

MONTHLY POLICY CHARGE

The monthly Policy charge is assessed to help to cover our administrative expenses incurred with issuing and maintaining your Policy. These expenses include record-keeping and owner reports. The monthly Policy charge in year one is $12. The charge thereafter is $6 and is guaranteed to not exceed $12.

We will deduct the monthly Policy charge from the Subaccounts based on your written instructions. If you do not provide us with written instructions, or if the amount of assets in any Subaccount you specified is inadequate to pay the required charges, we will deduct this charge on a pro rata basis from all your assets in the Subaccounts.

INCREASE IN SPECIFIED AMOUNT CHARGE

If an increase in Specified Amount becomes effective, there will be a minimum one-time charge for each increase of $1.50 per $1,000 of increased Specified Amount. The charge is guaranteed not to exceed $300. SEE the "Death Benefit -- Changing the Specified Amount" provision of this prospectus. This charge will be included in the monthly deduction for the month the increase becomes effective.

MORTALITY AND EXPENSE RISK CHARGE

We currently deduct a daily mortality and expense risk charge at an effective annual rate of 0.70% of the unloaned assets in the Subaccounts. We will allocate the charge among the Subaccounts in the same proportion that your assets in each Subaccount bear to the total assets in all Subaccounts. The option to provide us with written charge allocation instructions is not available for this charge.

The mortality risk we assume is the risk that Insured(s) may live for a shorter period of time than estimated and, therefore, a greater amount of Death Benefit proceeds than expected will be payable. The expense risk we assume is that expenses incurred in issuing and administering the Policies will be greater than estimated and, therefore, will exceed the expense charge limits set by the Policies.

SURRENDER CHARGE

If you fully surrender your Policy during the surrender charge period, we will deduct a surrender charge. This surrender charge is also called a "deferred sales load." The charge compensates us for expenses incurred in issuing the Policy, and face amount increases, and for the recovery of acquisition costs. The maximum surrender charge we will assess is $50.63 per $1,000 of Specified Amount. We calculate the surrender charge by multiplying a factor by the lowest Specified Amount in effect before the surrender, divided by 1,000. The factor depends on the issue age and gender (where applicable) and risk class of the Insured. The surrender charge remains level for the first 5 Policy years and then decreases each Policy month over the next 10 Policy years until the charge decreases to $0 or at age 95 of the Insured, whichever is earlier. We will deduct the surrender charge before we pay the Surrender Value.

The following charts list the minimum and maximum surrender charges per Policy year:


    MINIMUM SURRENDER CHARGE
     FACTOR BY POLICY YEAR
--------------------------------
--------------------------------
               RATE PER $1,000
POLICY YEAR  OF SPECIFIED AMOUNT
--------------------------------
      1              $ 1.09
      2                1.09
      3                1.09
      4                1.09
      5                1.09
      6                0.98
      7                0.87
      8                0.86
      9                0.65
     10                0.54
     11                0.43
     12                0.32
     13                0.21
     14                0.10
     15                   0
--------------------------------

    MAXIMUM SURRENDER CHARGE
     FACTOR BY POLICY YEAR
--------------------------------
--------------------------------
               RATE PER $1,000
POLICY YEAR  OF SPECIFIED AMOUNT
--------------------------------
      1              $50.63
      2               50.63
      3               50.63
      4               50.63
      5               50.63
      6               45.56
      7               40.50
      8               35.44
      9               30.37
     10               25.31
     11               20.25
     12               15.18
     13               10.12
     14                5.06
     15                   0
--------------------------------

If you decrease the Specified Amount to less than the lowest Specified Amount that had previously been in effect (other than as a result of partial surrenders or changes in Death Benefit options), you will also incur a surrender charge. We will deduct this charge from the Subaccounts based on your written instructions. If you do not provide us with written instructions, or if the amount of assets in any Subaccount you specified is inadequate to pay the required charges, we will deduct the surrender charge on a pro rata basis from all your assets in the Subaccounts. The amount of the surrender charge will equal the charge for a full surrender multiplied by the ratio of (a) to (b) where:

    (a) is the lowest Specified Amount that was in effect before the current decrease MINUS the Specified Amount after the current decrease; and

    (b) the lowest Specified Amount that was in effect before the current decrease.

We disclose the surrender charges on the data pages of your Policy. Upon request, we will illustrate the surrender charges that apply to your Policy.

We do not assess a surrender charge for partial surrenders.

PARTIAL SURRENDER PROCESSING FEE

If you take a partial surrender, we will assess a processing fee for partial surrenders equaling the lesser of $25 or 2% of the partial surrender. This amount may be taken from the amount of the partial surrender or from any remaining Account Value, if there are enough assets remaining in your Account Value. If taken from your remaining Account Value, we will deduct the partial surrender processing fee from the Subaccounts based on your written instructions. If you do not provide us with written instructions, or if the amount of assets in any Subaccount you specified is inadequate to pay the required charges, we will deduct the partial surrender processing fee on a pro rata basis from all your assets in the Subaccounts.

OTHER CHARGES

Upon written request, we will provide a projection of illustrative future life insurance and Account Value proceeds. We reserve the right to charge a maximum fee of $25 for the cost of preparing the illustration.

There are deductions from and expenses paid out of the assets of each Portfolio that are more fully described in each Portfolio's prospectus.

In addition, we reserve the right to impose a transfer charge of up to $10 for each transfer.

REDUCTION OF CHARGES FOR GROUP SALES

We may reduce charges and/or deductions for sales of the Policy to a trustee, employer or similar entity representing a group or to members of the group where such sales result in savings of sales or administrative expenses. The Statement of Additional Information contains additional information about these reductions including the bases upon which such reductions will be given.

THE POLICY

The Policy is a flexible premium variable life insurance policy. We issue the Policy on the life of a single Insured. We describe your rights and benefits below and in the Policy. There may be differences in your Policy because of requirements of the state where we issue your Policy. We will include any such differences in your Policy.

APPLYING FOR A POLICY

To purchase a Policy, you must complete an application and you or your financial representative must submit it to us at our Variable Life Service Center. You also must pay an initial premium of a sufficient amount. SEE the "Premiums" provision of this prospectus. You can submit your initial premium with your application or at a later date. If you submit your initial premium with your application, please remember that we will place your premium in a non-interest bearing account for a certain amount of time. SEE the "Allocating Premiums" provision of this prospectus. Coverage generally becomes effective as of the Policy Date.

Generally, we will issue a Policy on a single Insured basis covering an Insured up to age 85. Evidence of insurability must satisfy our underwriting requirements before we will issue a Policy. Required evidence of insurability may include, among other things, a medical examination of the Insured. We may, in our sole discretion, issue a Policy covering an Insured over age 85. We may reject an application for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.

If we do not receive the full first premium with your application, the insurance will become effective on the Valuation Day that we receive your full premium and that we deliver your Policy. All persons proposed for insurance must be insurable on the Policy Date.

If full premium is accepted with the application, the Temporary Insurance Application and Agreement must be completed, signed and returned to us with the application and you should keep a copy. The Temporary Insurance Application and Agreement guidelines limit availability of temporary insurance to the proposed Insured between the ages of 15 days and 70 years and who answer "No" to all questions on the Temporary Insurance Application and Agreement.

Temporary insurance begins on the date the Temporary Insurance Application and Agreement is signed. The coverage will automatically end and the entire amount remitted with the application will be returned without interest to or for the benefit of you on the earliest of the following dates:

    (1)  the date you withdraw the application;

    (2) 45 days after the date of the Temporary Insurance Agreement if we have not received a properly completed and signed Application -- Part II -- Medical History and all medical examinations and tests required by us as set forth in our Initial Submission Guidelines;

    (3) the date we send notice to you at the address shown on the Application that we have declined to issue the Policy; and

    (4)  90 days after the date of the Temporary Insurance Agreement.

Temporary Insurance will also end on the date when insurance takes effect under the Policy, at which point the amount remitted will be applied to the Policy.

OWNER

"You" or "Your" refers to the owner. You may also name a joint or contingent owner. The owner(s) have rights in the Policy during the Insured's lifetime under the Policy.

We will treat joint owners as having equal undivided interests in the Policy. All joint owners must exercise any ownership rights in the Policy together. If the last surviving joint owner dies before the Insured under a Policy and there is no contingent owner, ownership will pass to your estate.

BENEFICIARY

You designate the primary beneficiary(ies) and contingent beneficiary(ies) when you apply for the Policy. You may name one or more primary beneficiary(ies) or contingent beneficiary(ies). We will pay the Death Benefit proceeds to the surviving primary beneficiary(ies), if any (or surviving contingent beneficiary(ies) if there are no surviving primary

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beneficiary(ies)), in equal shares, unless you request otherwise.

Unless an Optional Payment Plan is chosen, we will pay the Death Benefit proceeds in a lump sum to the primary beneficiary(ies). If the primary beneficiary(ies) dies before the Insured, we will pay the Death Benefit proceeds to the contingent beneficiary(ies). If there are no surviving beneficiary(ies) we will pay the Death Benefit proceeds to you or your estate.

CHANGING THE OWNER OR BENEFICIARY(IES)

During an Insured's life, you may change the owner. You may change the beneficiary(ies) during an Insured's life (unless a beneficiary was designated as an irrevocable beneficiary). To make this change, please write our Variable Life Service Center. The request and the change must be in a form satisfactory to us and we must actually receive the request. The change will take effect as of the date you signed the request. If the request is undated, the change will take effect the first business day received at our Variable Life Service Center. The change will be subject to any payment we make before we record the change. Changing the owner may have adverse tax consequences.

CANCELING A POLICY

You may cancel your Policy during the "free-look period" by returning it to us at our Variable Life Service Center. The free-look period expires 10 days after you receive the Policy, or longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. Within 7 calendar days after we receive the returned Policy, we will refund an amount equal to the sum of all premiums paid for the Policy, MINUS any partial surrenders or unpaid loans taken, or other amounts as required under state law.

PREMIUMS

GENERAL

The premium sufficient to fund a Policy depends on a number of factors, such as the age, gender (where applicable), and risk class of a proposed Insured, the desired Specified Amount, any supplemental benefits, and investment performance of the Subaccounts. The minimum initial premium is the amount required to issue the Policy. The minimum amount required to issue the Policy is dependent upon a number of factors including the amount of insurance requested, the age, gender (if applicable) and risk factors of the Insured. The minimum Specified Amount is $100,000. SEE the "Fee Tables" and the "Charges and Deductions" provisions of this prospectus for additional information on fees and charges associated with this Policy. The minimum subsequent premium is $20 ($15 for payment made via automatic deduction). We will usually credit your initial premium payment to the Policy on the later of the date we approve your application and the date we receive your payment. We will credit any subsequent premium payment to your Policy on the Valuation Day we receive the payment at our Variable Life Service Center. After you pay the initial premium, you may make unscheduled premium payments in any amount and at any time subject to certain restrictions. Unless you direct us otherwise, we apply unscheduled premium payments first to repay any Policy Debt.

For your convenience, we will monitor your Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract under the Code. SEE the "Tax Considerations" provision of this prospectus. We reserve the right to limit the number and amount of any unscheduled premium payments.

Your Policy will enter the grace period if, on the Monthly Anniversary Date, the Surrender Value of your Policy is too low to cover the monthly deduction. You will need to make an additional premium to prevent your Policy from terminating. However, so long as the Net Total Premium is at least equal to the Continuation Amount, your Policy will not lapse during the Continuation Period, even if your Surrender Value is too low to cover the monthly deduction. SEE the "Termination -- Premium to Prevent Termination" provision of this prospectus.

TAX-FREE EXCHANGES (1035 EXCHANGES)

We will accept money from another policy as part of your initial premium, if that policy qualifies for a tax-free exchange under Section 1035 of the Code. If you contemplate such an exchange, you should consult a tax adviser to learn the potential tax effects of such a transaction. We will accept 1035 exchanges even if there is an outstanding loan on the other policy, so long as the outstanding loan is no more than 50% of the rollover premium. We may allow higher loan

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percentages. Replacing your existing coverage with this Policy may not be to your advantage.

CERTAIN INTERNAL EXCHANGES

If you replace an existing Genworth Life and Annuity Insurance Company (or one of our affiliated companies) fixed permanent life insurance policy with this Policy, we may waive some or all of any applicable surrender charge on the fixed permanent life insurance policy, provided that:

    (1) the fixed permanent life insurance policy has a positive Surrender Value at the time of the exchange; and

    (2) the entire account value in the fixed permanent life insurance policy is rolled over into the Policy.

If you qualify, the maximum amount of surrender charge we will waive on the fixed permanent life insurance policy is equal to 0.03 multiplied by the Account Value.

PERIODIC PREMIUM PLAN

When you apply for a Policy, you may select a periodic premium payment plan. Under the periodic payment plan, you may choose to receive a premium notice either annually, semi-annually, or quarterly. You can also arrange for annual, semi-annual, quarterly or monthly premium payments paid via automatic deduction from your bank account or any other similar account we accept. You are not required to pay premiums in accordance with this premium plan; you can pay more or less than planned or skip a planned premium payment entirely. Subject to our administrative servicing guidelines, you can change the amount of planned premiums or switch between frequencies by providing satisfactory instructions to our Variable Life Service Center. Any change will be effective upon our receipt of the instructions. Depending on your Account Value at the time of an increase in the Specified Amount and the amount of the increase requested, a change in your periodic premium payments may be advisable. SEE the "Death Benefit -- Changing the Specified Amount" provision of this prospectus.

Generally, the minimum amount of premium we will accept in connection with a periodic premium payment plan is $20 ($15 for payments made via automatic deduction). You may have to pay a higher amount to keep the Policy in force. SEE the "Termination -- Premium to Prevent Termination" provision of this prospectus.

ALLOCATING PREMIUMS

When you apply for a Policy, you specify the percentage of your Net Premium we allocate to each Subaccount. You may only direct your Net Premiums and assets to 10 Subaccounts at any given time. You can change the future premium allocation percentages at any time by writing or calling our Variable Life Service Center. Allocation percentages and how allocations are received are subject to certain limitations. The change will apply to all premiums we receive with or after we receive your instructions. Each Net Premium allocation percentage must be a whole number totaling 100%.

Until we approve your application, receive all necessary forms including any subsequent amendments to the application, and receive the entire initial premium, we will place any premiums you pay into a non-interest bearing account. At Policy issue, we will then allocate your Net Premium to the Subaccounts based on the allocation percentages you specified in your application.

HOW YOUR ACCOUNT VALUE VARIES

ACCOUNT VALUE

Your Account Value is the entire amount we hold under your Policy for you. The Account Value serves as a starting point for calculating certain values under a Policy. It is the sum of the total amount under the Policy in each Subaccount and the amount held in the General Account to secure Policy Debt. We determine the Account Value first on your Policy Date (or on the date we receive your initial premium, if later) and thereafter on each Valuation Day. We will not value Subaccount assets on days on which the New York Stock Exchange is closed for trading. Your Account Value will vary to reflect the performance of the Subaccounts to which you have allocated assets and also will vary to reflect Policy Debt, charges for the monthly deduction, mortality and expense risk charges, transfers, partial surrenders, and Policy Debt repayments. YOUR ACCOUNT VALUE MAY BE MORE OR LESS THAN THE PREMIUMS YOU PAID AND YOU BEAR THE INVESTMENT RISK WITH RESPECT TO THE AMOUNTS ALLOCATED TO THE SUBACCOUNTS.

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SURRENDER VALUE

The Surrender Value on any Valuation Day is the Account Value reduced by:

    (1) any surrender charge that we would deduct if you surrendered the Policy that day; and

    (2)  any Policy Debt.

SUBACCOUNT VALUES

On any Valuation Day, the value of a Subaccount equals the number of units we credit to the Policy multiplied by the Unit Value for that day. When you make allocations to a Subaccount, either by Net Premium allocation, transfer of assets, transfer of Policy Debt, loan interest from the General Account, or repayment of a Policy loan, we credit your Policy with units in that Subaccount. We determine the number of units by dividing the amount allocated, transferred or repaid to the Subaccount by the Unit Value for the Valuation Day when we effect the allocation, transfer or repayment. Amounts allocated to a Subaccount are credited to your Policy on the basis of the Subaccount Unit Value next determined after our receipt of your Net Premium, transfer, or loan repayment (as the case may be).

The value of a Subaccount unit may increase or decrease to reflect the investment experience of the Portfolio in which the Subaccount invests, and may increase or decrease from one Valuation Day to the next. We determine a Subaccount's Unit Value by multiplying the net investment factor for that Valuation Period by the Unit Value for the immediately preceding Valuation Period. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the underlying mutual fund shares because of the deduction of Separate Account charges.

Though the number of units will not change as a result of investment experience, the value of a unit may increase or decrease from Valuation Period to Valuation Period.

For more information, SEE the Statement of Additional Information.

TRANSFERS

GENERAL

All owners may transfer all or a portion of their assets between and among the Subaccounts of the Separate Account on any Valuation Day, subject to certain conditions that are stated below. We process transfers among the Subaccounts as of the end of the Valuation Period that we receive the transfer request in good order at our Variable Life Service Center. There may be limitations placed on multiple requests made at different times during the same Valuation Period involving the same Subaccounts. We may postpone transfers among the Subaccounts under certain circumstances.

TRANSFERS AMONG THE SUBACCOUNTS

All owners may submit 12 Subaccount transfers each calendar year by voice response, telephone, facsimile, U.S. Mail or overnight delivery service. Once such 12 Subaccount transfers have been executed, a letter will be sent notifying owners that they may submit additional transfers only in writing by U.S. Mail or by overnight delivery service. Transfer requests sent by same day mail, courier service, telephone or facsimile will not be accepted under any circumstances. Once we receive your mailed transfer request, such transfer cannot be cancelled. We also will not cancel transfer requests that have not yet been received, I.E., you may not call to cancel a transfer request sent by U.S. Mail or overnight delivery service. If you wish to change a transfer request sent by U.S. Mail or overnight delivery service, such change must also be sent in writing by U.S. Mail or by overnight delivery service. We will process that transfer request as of the Valuation Day the new transfer request is received at our Variable Life Service Center.

Currently, we do not charge for transfers. However, we reserve the right to assess a charge of $10 per transfer. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100.

We also reserve the right to not honor your transfer request if your transfer is a result of more than one trade involving the same Subaccount within a 30 day period. We will generally invoke this right when either the Portfolio(s) or we see a pattern of frequent

                                       29
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transfers between the same Portfolios within a short period of time (I.E., transfers among the same Subaccounts occur within five to 15 days of each other).

In addition, we may not honor transfers made by third parties. SEE the "Transfer by Third Parties" provision of this prospectus.

If a transfer request is not processed, a letter will be sent notifying you that your transfer request was not honored. If we do not honor a transfer request, we will not count that request as a transfer for purposes of the 12 transfers allowed each calendar year as described in the previous paragraphs.

When thinking about a transfer of assets, you should consider the inherent risks involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time. Also, because certain restrictions on transfers are applied at the discretion of the Portfolios in which the Subaccount invests, it is possible that owners will be treated differently and there could be inequitable treatment among owners if a Portfolio does not apply equal treatment to all shareholders. SEE the "Special Note on Frequent Transfers" provision of this prospectus.

These restrictions will apply to all owners and their designated third party(ies), unless such transfer is being made pursuant to:

    (1)  a Dollar Cost Averaging program;

    (2)  a Portfolio Rebalancing program;

    (3)  the terms of an approved Fund substitution or Fund liquidation; or

    (4) a Portfolio's refusal to allow the purchase of shares, either on behalf of an individual owner or on the entire Separate Account, in which case, the Portfolio's refusal to allow the purchase of shares will not be considered a transfer for calculation of the 12 transfers allowed per calendar year by voice response, telephone, facsimile, U.S. Mail or overnight delivery service.

Sometimes, we will not honor transfer requests. We will not honor a transfer request if:

    (1) any Subaccount that would be affected by the transfer is unable to purchase or to redeem shares of the Portfolio in which the Subaccount invests;

    (2)  the transfer would adversely affect Unit Values; or

    (3) you attempt to make a transfer while the Policy is in the grace period and there is no Account Value.

The affected Portfolio(s) determine whether items (1) or (2) above apply.

We will treat all owners equally with respect to transfer requests.

TELEPHONE TRANSACTIONS

All owners may make their first 12 transfers in any calendar year among the Subaccounts by calling our Variable Life Service Center. Transactions that can be conducted over the telephone include, but are not limited to:

    (1) the first 12 transfers of assets among the Subaccounts in any calendar year (this includes any changes in premium allocations when such changes include a transfer of assets);

    (2)  Dollar Cost Averaging; and

    (3)  Portfolio Rebalancing.

We employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, but are not limited to:

    (1) requiring you or a third party to provide some form of personal identification before we act on the telephone instructions;

    (2) confirming the telephone transaction in writing to you or a third party you authorized; and/or

    (3)  tape recording telephone instructions.

We reserve the right to limit or prohibit telephone transactions.

We will delay making a payment or processing a transfer request if:

    (1) the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed;

    (2) on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

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    (3)  an emergency exists making the disposal or valuation of securities held in the Separate Account impracticable; or

    (4)  the SEC by order permits postponement of payment to protect our owners.

Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Account Value may be affected since owners will not have access to their account.

CONFIRMATION OF TRANSACTIONS

We will not be liable for following instructions that we reasonably determine to be genuine. We will send you a confirmation of any transfer we process. You are responsible for verifying transfer confirmations and notifying us of any errors within 30 days of receiving the confirmation statement.

SPECIAL NOTE ON RELIABILITY

Please note that our telephone system may not always be available. Any telephone system, whether it is ours, yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Variable Life Service Center.

TRANSFERS BY THIRD PARTIES

As a general rule and as a convenience to you, we allow you to give third parties the right to conduct transfers on your behalf. However, when the same third party possesses this ability on behalf of many owners, the result can be simultaneous transfers involving large amounts of assets. Such transfers can disrupt the orderly management of the Portfolios underlying the Policy, can result in higher costs to owners, and are generally not compatible with the long-range goals of owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all beneficial shareholders of the Portfolios and the management of those Portfolios share this position.

We have instituted procedures to assure that the transfer requests that we receive have, in fact, been made by the owners in whose names they are submitted.

Consequently, we may refuse transfers made by third parties on behalf of an owner in a number of circumstances, which include but are not limited to:

    (1) transfers made on behalf of many owners by one third party (or several third parties who belong to the same firm) where the transfer involves the same Subaccounts and large amounts of assets;

    (2) when we have not received adequate authorization from the owner allowing a third party to make transfers on his or her behalf; or

    (3) when we believe, under all facts and circumstances received, that the owner or his or her authorized agent is not making the transfer.

We require documentation to provide sufficient proof that the third party making the trade is in fact duly authorized by the owner. This information includes, but is not limited to:

    (1) documentation signed by the owner or a court authorizing a third party to act on the owner's behalf;

    (2)  passwords and encrypted information;

    (3)  additional owner verification when appropriate; and

    (4)  recorded conversations.

We will not be held liable for refusing a transfer made by a third party when we have a reasonable basis for believing such third party is not authorized to make a transfer on the owner's behalf or we have a reasonable basis for believing the third party is acting in a fraudulent manner.

SPECIAL NOTE ON FREQUENT TRANSFERS

The Separate Account does not accommodate frequent transfers of Account Value among Subaccounts. When

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owners or someone on their behalf submit requests to transfer all or a portion of their assets between Subaccounts, the requests result in the purchase and redemption of shares of the Portfolios in which the Subaccounts invest. Frequent Subaccount transfers, therefore, cause corresponding frequent purchases and redemptions of shares of the Portfolios.

Frequent purchases and redemptions of shares of the Portfolios can dilute the value of a Portfolio's shares, disrupt the management of the Portfolio's investment portfolio, and increase brokerage and administrative costs. Accordingly, when an owner or someone on their behalf engages in frequent Subaccount transfers, other owners and persons with rights under the Policies (such as the beneficiaries) may be harmed.

The Separate Account discourages frequent transfers, purchases and redemptions. To discourage frequent Subaccount transfers, we adopted the policy described in the "Transfers Among the Subaccounts" section. This policy requires owners who request more than 12 Subaccount transfers in a calendar year to submit such requests in writing by U.S. Mail or by overnight delivery service (the "U.S. Mail requirement"). The U.S. Mail requirement creates a delay of at least one day between the time transfer decisions are made and the time such transfers are processed. This delay is intended to discourage frequent Subaccount transfers by limiting the effectiveness of abusive "market timing" strategies (in particular, "time-zone" arbitrage) that rely on "same-day" processing of transfer requests.

In addition, we will not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests or if the transfer would adversely affect Unit Values. Whether these restrictions apply is determined by the affected Portfolio(s), and although we apply the restrictions uniformly when we receive information from the Portfolio(s), we cannot guarantee that the Portfolio(s) will apply their policies and procedures in a uniform basis.

There can be no assurance that the U.S. Mail requirement will be effective in limiting frequent Subaccount transfers or that we can prevent all frequent Subaccount transfer activity that may adversely affect owners, other persons with material rights under the Policies, or Portfolio shareholders generally. For instance, imposing the U.S. Mail requirement after 12 Subaccount transfers may not be restrictive enough to deter an owner seeking to engage in abusing market timing strategies.

We may revise our frequent Subaccount transfer policy and related procedures, at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter frequent transfer activity that may adversely affect owners, other persons with material rights under the Policies, or Portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on owners engaging in frequent Subaccount transfers. For example, we may invoke our right to refuse transfers if the transfer involves the same Subaccount within a 30 day period and/or we may change our procedures to monitor for a different number of transfers within a specified time period or to impose a minimum time period between each transfer.

There are inherent risks that changing our policies and procedures in the future may not be effective in limiting frequent Subaccount transfers. We will not implement any policy and procedure at the Policy level that discriminates among owners, however, we may be compelled to adopt policies and procedures adopted by the Portfolios on behalf of the Portfolios and we will do so unless we cannot service such policies and procedures or we believe such policies and procedures contradict state or federal regulations or such policies and procedures contradict with the terms of your Policy.

As stated in the previous paragraph, each of the Portfolios in which the Subaccounts invest may have its own policies and procedures with respect to frequent purchases and redemption of Portfolio shares. The prospectuses for the Portfolios describe any such policies and procedures. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage frequent Subaccount transfers. Owners should be aware that we may not, have the contractual obligation nor the operational capability to monitor owners' Subaccount transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, owners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent Subaccount transfers is the

                                       32
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protection, if any, provided by the policies and procedures we have adopted to discourage frequent Subaccount transfers.

Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. These omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Portfolios. In addition, if a Portfolio believes an omnibus order we submit may reflect one or more Subaccount transfer requests from owners engaged in frequent transfer activity, the Portfolio may reject a portion of or the entire omnibus order. If a Portfolio rejects part of an omnibus order it believes is attributable to transfers that exceed its market timing policies and procedures, it will return the amount to us and we will credit the amount to the Policy owner as of the Valuation Day of our receipt of the amount. You may realize a loss if the Unit Value on the Valuation Day we credit the amount back to your account has increased since the original date of your transfer.

We apply our policies and procedures without exception, waiver, or special arrangement.

DOLLAR COST AVERAGING

The Dollar Cost Averaging program permits you to systematically transfer on a monthly or quarterly basis a set dollar amount from the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund to any combination of Subaccounts (as long as the total number of Subaccounts used does not exceed the maximum number allowed under the Policy). The Dollar Cost Averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar Cost Averaging does not assure a profit or protect against a loss.

You may participate in the Dollar Cost Averaging program by:

    (1)   completing a Dollar Cost Averaging agreement; or

    (2)   calling our Variable Life Service Center.

To use the Dollar Cost Averaging program, you must transfer at least $100 from the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund to any Subaccount other than the Subaccount investing in the GE Investments Funds, Inc. --Money Market Fund with each transfer. If any transfer would leave less than $100 in the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund from which transfers are being made, we will transfer the entire amount. The Dollar Cost Averaging program will start 30 days after we receive your premium payment and instructions, unless you specify an earlier date. Once elected, Dollar Cost Averaging remains in effect from the date we receive your request until the value of the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file. SEE the "Premiums -- Allocating Premiums" provision of this prospectus for a description of when this occurs.

If you Dollar Cost Average from the Guarantee Account, we reserve the right to determine the amount of each automatic transfer. We reserve the right to transfer any remaining portion of an allocation used for Dollar Cost Averaging to a new guarantee period upon termination of the Dollar Cost Averaging program for that allocation. You may not transfer from one interest rate guarantee period to another interest rate guarantee period.

We also reserve the right to credit a higher rate of interest on premium payments allocated to the Guarantee Account that participate in the Dollar Cost Averaging program. We refer to this higher rate of interest as Enhanced Dollar Cost Averaging. The Dollar Cost Averaging program and/or the Enhanced Dollar Cost Averaging program may not be available in all states and in all markets or through all broker-dealers who sell the Policies. If you terminate the Enhanced Dollar Cost Averaging program prior to the depletion of assets from the Guarantee Account, we have the right to credit the remaining assets in the Guarantee Account the current interest rate being

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credited to all other Guarantee Account assets not participating in Enhanced
Dollar Cost Averaging as of that Valuation Day.

There is no additional charge for Dollar Cost Averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer charge, or for calculating the maximum number of transfers we may allow in a calendar year via telephone or facsimile. We may, from time to time, offer various Dollar Cost Averaging programs. We reserve the right to discontinue new Dollar Cost Averaging programs or to modify such programs at any time and for any reason.

PORTFOLIO REBALANCING

Once you allocate your premium among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance on a quarterly, semi-annual or annual basis your assets to return to the percentages specified in your allocation instructions. You may elect to participate in the Portfolio Rebalancing program at any time by completing the Portfolio Rebalancing agreement. Your percentage allocations must be in whole percentages. Subsequent changes to your percentage allocations may be made at any time by writing or calling our Variable Life Service Center. Once elected, Portfolio Rebalancing remains in effect from the date we receive your request until you instruct us to discontinue Portfolio Rebalancing.

There is no additional charge for using Portfolio Rebalancing, and we do not consider a transfer under this program a transfer for purposes of assessing a transfer charge, or for calculating any limit on maximum number of transfers we may impose in a calendar year via telephone or facsimile. We reserve the right to discontinue or modify the Portfolio Rebalancing program at any time and for any reason. We also reserve the right to exclude certain Subaccounts from Portfolio Rebalancing. Portfolio Rebalancing does not guarantee a profit or protect against a loss.

DEATH BENEFIT

As long as the Policy remains in force, we will pay the Death Benefit proceeds upon receipt by our Variable Life Service Center of satisfactory proof of the Insured's death. SEE the "Requesting Payments" provision of this prospectus. We will pay the Death Benefit proceeds to the named beneficiary(ies).

AMOUNT OF DEATH BENEFIT PAYABLE

The amount of Death Benefit payable equals:

    - the Death Benefit proceeds determined under the Death Benefit option in effect on the date of death of the Insured;

    -  PLUS any supplemental Death Benefit provided by rider;

    -  MINUS any Policy Debt on that date; and

    - MINUS the premium that would have been required to keep the Policy in force if the date of death occurred during a grace period.

Under certain circumstances, we may further adjust the amount of the Death Benefit payable. SEE the "Incontestability," the "Misstatement of Age or Gender" and the "Suicide" provisions of this prospectus.

The minimum Specified Amount is $100,000.

DEATH BENEFIT OPTIONS

A Policy must satisfy the Guideline Premium Test to qualify as a life insurance contract for purposes of Section 7702 of the Code. There are two Death Benefit options under the Policy. The Death Benefit will be the greater of the Death Benefit under the Death Benefit option you select or the Minimum Death Benefit resulting from the Guideline Premium Test. The Statement of Additional Information contains more information about how we determine the Death Benefit.

For any Death Benefit option, the calculation of the minimum Death Benefit is shown in the Policy. The minimum Death Benefit generally is the lowest Death Benefit which will qualify the Policy as life insurance under Section 7702 of the Code.

The Death Benefit is set forth below:

    - Under Option A, the Death Benefit is the Specified Amount PLUS the Account Value.

    -  Under Option B, the Death Benefit is the Specified Amount.

Under all options, we determine the Specified Amount and the Account Value on the Valuation Day of the death of the Insured.

Under Death Benefit Option A, the Death Benefit proceeds will vary directly with the investment performance of the Portfolios. Under Death Benefit Option B, the Death Benefit proceeds ordinarily will not change until the applicable percentage amount of the Account Value exceeds the Specified Amount or you change the Specified Amount.

CHANGING THE DEATH BENEFIT OPTION

You select the Death Benefit option when you apply for the Policy. You may change your Death Benefit option at any time by writing to our Variable Life Service Center. The effective date of the change will be the Monthly Anniversary Date after we receive the request for the change. We will send you revised Policy data pages reflecting the new option and the effective date of the change. We will adjust the Specified Amount on the effective date of the change in Death Benefit option to ensure the Death Benefit after the change equals the Death Benefit before the change. A change in the Death Benefit option will affect the cost of insurance charges. A change in the Death Benefit may have Federal tax consequences. SEE the "Tax Considerations" provision of this prospectus, as well as the Statement of Additional Information for additional information.

CHANGING THE SPECIFIED AMOUNT

After a Policy has been in effect for one year, you may increase or decrease the Specified Amount. To make a change, you must send your written request and the Policy to our Variable Life Service Center. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which may change your cost of insurance.

Any change in the Specified Amount will affect the maximum premium limitation. If a decrease in the Specified Amount causes the premiums to exceed new lower limitations required by Federal tax law, we will withdraw the excess from the Account Value and refund that amount to you so that the Policy will continue to meet the requirements as a life insurance Policy under the Code. We will withdraw the assets that we refund from each Subaccount on a pro rata basis. A decrease may cause us to assess a surrender charge and may require us to pay excess Account Value.

Any decrease in the Specified Amount will become effective on the Monthly Anniversary Date after the date we receive the request. The decrease will first apply to coverage provided by the most recent increase, then to the next most recent increases successively, then to the coverage under the original application. During the Continuation Period, we will not allow a decrease unless the Account Value less any Policy Debt is greater than the surrender charge. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy when we issued it.

To apply for an increase in Specified Amount, you must complete a supplemental application and submit evidence of insurability satisfactory to us. Any approved increase will become effective on the date shown in the supplemental Policy data page. Please note that an increase will not become effective if the Policy's Surrender Value is too low to cover the monthly deduction for the Policy month following the increase.

An increase in the Specified Amount will increase the Continuation Amount.

A change in your Specified Amount may have Federal tax consequences. SEE the "Tax Considerations" provision of this prospectus.

CHARGE FOR INCREASE IN SPECIFIED AMOUNT

If there is an increase in the Specified Amount, there will be a one-time charge per increase of at least $1.50 per $1,000 of increase in Specified Amount (this charge is guaranteed never to exceed $300). This charge is assessed to cover the costs associated with administering and underwriting the increase. This charge will be included in the monthly deduction for the month the increase becomes effective.

SURRENDERS AND PARTIAL SURRENDERS

SURRENDERS

You may cancel and surrender your Policy at any time before the Insured dies. The Policy will terminate on the Valuation Day we receive your request for surrender at our Variable Life Service Center. If you cancel and surrender your Policy, you will not be able to reinstate the Policy.

We will pay you the Surrender Value in a lump sum unless you make other arrangements. You will incur a surrender charge if you surrender your Policy during the first 15 Policy years. This charge remains level for the first five Policy years, then declines to zero at the end of year 15, or at age 95, if earlier. SEE the "Charges and Deductions -- Surrender Charge" provision of this prospectus. A surrender may have adverse tax consequences. SEE the "Tax Considerations" provision in this prospectus.

PARTIAL SURRENDERS

You may take partial surrenders if you elect Death Benefit Option A. If you elect Death Benefit Option B, you only may take partial surrenders after the first Policy year. The minimum partial surrender amount is $500.

We will assess a processing fee for each partial surrender equal to the lesser of $25 or 2% of the amount partially surrendered. SEE the "Charges and Deductions -- Partial Surrender Processing Fee" provision of this prospectus. The amount of the partial surrender will equal the amount you requested to surrender, adjusted for any processing fee, if assessed.

When you request a partial surrender, you can direct how we deduct the partial surrender from your Account Value. If you provide no directions, or if the amount of assets in any Subaccount you designate is inadequate to pay the required charges, we will deduct the partial surrender on a pro-rata basis from among all the Subaccounts in which you have allocated assets.

EFFECT OF PARTIAL SURRENDERS

A partial surrender will reduce both the Account Value and the Death Benefit proceeds by the amount of the partial surrender. A partial surrender may have Federal tax consequences. SEE the "Tax Considerations" provision of this prospectus, as well as the Statement of Additional Information, for additional information.

LOANS

GENERAL
You may borrow up to the following amount:

    - 90% of the difference between your Account Value at the end of the Valuation Period during which we received your loan request and any surrender charges on the date of the loan;

    -  less any outstanding Policy Debt.

When we make a loan, we transfer an amount equal to the loan proceeds from your Account Value in the Separate Account to our General Account and hold it as "collateral" for the loan. If you do not direct an allocation for this transfer, we will make the transfer on a pro-rata basis from each Subaccount in which you have invested. We will credit interest at an annualized effective rate of at least 4% on that collateral.

We may charge and credit different rates on Policy debt depending on your Policy year and whether we are loaning a portion of premiums paid (non-preferred) or earnings (preferred).

For non-preferred loans, we currently credit interest at an annualized effective rate of 5.30% on collateral corresponding to Policy Debt and charge interest daily at an annualized effective rate of 6.0% on outstanding Policy Debt. For preferred loans after the tenth Policy year, we credit interest at an annualized effective rate of 4.0% on collateral corresponding to Policy Debt and charge interest daily at an annualized effective rate of 4.0% on outstanding Policy Debt, essentially providing a Policy loan without an interest charge.

We transfer Account Value equal to the amount of the loan into a Loan Account where you will receive an interest credit. Rates may vary based on the timing of your loan:

                                            NON-PREFERRED LOANS
                                             ALL POLICY YEARS      PREFERRED LOANS
                                          (PREFERRED LOANS DURING   POLICY YEARS
                                            POLICY YEARS 1-10)      11 AND LATER
----------------------------------------------------------------------------------
Current Interest Rate Charged                       6.0%                4.0%
Current Interest Rate Credited                      5.3%                4.0%
----------------------------------------------------------------------------------
CURRENT NET COST                                    0.7%                0.0%
----------------------------------------------------------------------------------

Maximum Interest Rate Charged                       6.0%                4.0%
Guaranteed Interest Rate Credited                   4.0%                4.0%
----------------------------------------------------------------------------------
GUARANTEED NET COST                                 2.0%                0.0%
----------------------------------------------------------------------------------

LOANS WILL REDUCE THE ACCOUNT VALUE, THE SURRENDER VALUE AND THE DEATH BENEFIT PROCEEDS AND MAY CAUSE THE POLICY TO LAPSE IF NOT REPAID.

Interest is due and payable at the end of each Policy year while a Policy loan is outstanding. If, on any Policy anniversary, you have not paid interest accrued since the last Policy anniversary, we add the amount of the interest to the loan and this becomes part of your outstanding Policy Debt. We transfer the interest due from each Subaccount on a pro-rata basis.

REPAYMENT OF POLICY DEBT

You may repay all or part of your Policy Debt at any time while an Insured is living and the Policy is in effect. We will treat any unscheduled premium payments by you (other than the initial premium) first as the repayment of any outstanding Policy Debt, unless otherwise instructed. We will first apply any repayment to reduce the portion of Policy Debt that is not preferred Policy Debt. We will treat the portion of the payment in excess of any outstanding Policy Debt as an additional premium payment. SEE the "Premiums" provision of this prospectus.

When you repay a loan, we transfer an amount equal to the repayment from our General Account to the Separate Account and allocate it as you directed when you repaid the loan. If you provide no directions, we will allocate the amount according to your current instructions for premium allocations.

You must send loan repayments to our Variable Life Service Center. We will credit the repayments as of the Valuation Day we receive them at our Variable Life Service Center.

EFFECT OF POLICY LOANS

A Policy loan impacts the Policy, because we reduce the Death Benefit proceeds and Surrender Value under the Policy by the amount of any outstanding loan PLUS interest you owe on the loan. Repaying the loan causes the Death Benefit proceeds and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account's investment performance. Amounts transferred from the Separate Account as collateral will affect the Account Value, whether or not the loan is repaid, because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment performance of the Separate Account.

There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. SEE the "Tax Considerations" provision of this prospectus.

We will notify you if the sum of your loans PLUS any interest you owe on the loans is more than the Account Value, less applicable surrender charges; or, if during the Continuation Period, the sum of your loans PLUS any interest you owe on the loans is more than the Account Value less any applicable surrender charges, and the Net Total Premium is less than the Continuation Amount. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may terminate.

TERMINATION

PREMIUM TO PREVENT TERMINATION

Generally, if on a Monthly Anniversary Date, the Surrender Value of your Policy is too low to cover the monthly deduction, a grace period will begin. In that case, we will mail you notice of the additional premium necessary to prevent your Policy from terminating. You will have a 61 day grace period from the date we mail the notice to make the required premium payment.

However, so long as the Net Total Premium is at least equal to the Continuation Amount, your Policy will not lapse during the Continuation Period, even if your Surrender Value is too low to cover the monthly deduction. At the end of the Continuation Period, you may, however, have to make an additional premium payment to keep the Policy in force.

GRACE PERIOD

If the Insured should die during the grace period before you pay the required premium, the Death Benefit proceeds will still be payable to the beneficiary(ies), although we will reduce the amount of the Death Benefit payable by the amount of premium that would have been required to keep the Policy in force. If you have not paid the required premium before the grace period ends, your Policy will terminate. If the Policy terminates, the Policy will have no value and no benefits will be payable. However, you may reinstate your Policy under certain circumstances. SEE the Statement of Additional Information for more information about the grace period.

REINSTATEMENT

If you have not surrendered your Policy, you may reinstate your Policy within three years after termination, provided you meet certain conditions, including the payment of the necessary premium and submission of satisfactory evidence of insurability. SEE your Policy and the Statement of Additional Information for further information.

EXCHANGE PRIVILEGE

During the first 24 Policy Months, you may convert the Policy to a permanent fixed benefit Policy offered by us or by one of our affiliates. If you object to a material change in the investment policy of the Separate Account or the Subaccounts, you also may convert the Policy to a permanent fixed benefit Policy within 60 days after the change. In either case, you may elect either the same Death Benefit proceeds or the Death Benefit proceeds MINUS your Account Value as the existing Policy at the time of conversion. We will base premiums on the same age at issue and risk class of the Insured as the existing Policy. The conversion will be subject to an equitable adjustment in payments and Account Value to reflect variances, if any, in the payments and assets under the existing Policy and the new Policy. SEE your Policy for further information.

REQUESTING PAYMENTS

You may send your written requests for payment to our Variable Life Service Center or give them to one of our authorized agents for submission to our Variable Life Service Center. We will ordinarily pay any Death Benefit proceeds, loan proceeds or surrender or partial surrender proceeds in a lump sum within 7 days after receipt of your written request at our Variable Life Service Center of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the Valuation Day of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Variable Life Service Center receives all required documents. Death Benefit proceeds are determined as of the Valuation Day (or the next Valuation Day if death occurs on a non-Valuation Day) of the Insured's death. We may pay the Death Benefit proceeds in a lump sum or under an Optional Payment Plan. SEE the "Optional Payment Plans" provision of this prospectus and the Statement of Additional Information.

In most cases, when we pay Death Benefit proceeds in a lump sum, we will pay these proceeds either:

    (1)  to your designated beneficiary(ies) directly in the form of a check; or

    (2) by establishing an interest bearing account called the "Secure Access Account" for the designated beneficiary(ies) in the amount of Death Benefit proceeds payable.

When establishing the Secure Access Account we will send the beneficiary(ies) a checkbook within 7 days after we receive all the required documents, and the beneficiary(ies) will have immediate access to the account simply by writing a check for all or any part of the amount of the Death Benefit proceeds payable. The Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the Secure Access Account. If we do not receive instructions from the beneficiary(ies) with regard to the form of Death Benefit payment, we will automatically establish the Secure Access Account.

Any Death Benefit proceeds that we pay in one lump sum will include interest from the date of death to the date of payment. We will credit interest at a rate we set, or a rate set by law if greater. The minimum interest rate which we may credit is 2.5%. We will not credit interest beyond one year or any longer time set by law. We will reduce Death Benefit proceeds by any outstanding Policy Debt and any due and unpaid charges and will increase Death Benefit proceeds by any benefits added by rider.

We also may defer making payments attributable to a check or draft that has not cleared the bank on which it is drawn.

State law requires that we reserve the right to defer payments from the General Account for payment of the Death Benefit proceeds for up to six months from the date we receive request for payment.

If mandated under applicable law, we may be required to reject a premium payment and/or block an owner's account and thereby refuse any transfers, requests for surrenders, partial surrenders, loans or death benefits, until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to government regulators.

TAX CONSIDERATIONS

INTRODUCTION

This part of the prospectus discusses the Federal income tax treatment of the Policy. The Federal income tax treatment of the Policy is complex and sometimes uncertain and may vary with your particular circumstances.

This discussion is general and is not intended as tax advice. It does not address all of the Federal income tax rules that may affect you and your Policy. This discussion also does not address Federal estate or gift tax consequences, or state or local tax consequences, associated with a Policy. As a result, you should always consult a tax adviser about the application of the tax rules and regulations to your individual situation.

TAX STATUS OF THE POLICY


Federal income tax law generally grants favorable treatment to life insurance; the proceeds paid on the death of the Insured are generally excluded from the gross income of the beneficiary(ies), and the owner is not taxed on increases in the Account Value unless amounts are distributed (or are deemed to be distributed) while the Insured is alive. The Policy is designed to comply with the Guideline Premium Test under the tax laws. Favorable tax treatment will apply to your Policy only if the premiums paid for your Policy do not exceed a limit established by the tax law. An increase or decrease in the Policy's Specified Amount may change this premium limit. Also, a minimum death benefit requirement must be satisfied. As a result, we may need to return a portion of your premiums, with earnings thereon, and impose higher cost of insurance charges (not exceeding those guaranteed) in the future. We will monitor the premiums paid for your Policy to keep them within the tax law's limit.


Two other requirements must be met for your Policy to receive favorable tax treatment as life insurance:

    - the investments of the Separate Account must be "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations; and

    -  your right to choose particular investments for a Policy must be limited.

INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of the Portfolios in which the Separate Account invests, are "adequately diversified." If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Account Value over the premiums paid for the Policy.

Although we do not control the investments of all of the Portfolios, we expect that the Portfolios will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

RESTRICTIONS ON THE EXTENT TO WHICH AN OWNER CAN DIRECT THE INVESTMENT OF ASSETS. In some circumstances, owners of variable contracts who possess excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy, we believe that the owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policy to bring it in conformity with applicable standards should such modifications be necessary to prevent an owner of the Policy from being treated as the owner of the underlying Separate Account assets. However, there is no assurance such efforts would be successful.

NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantees regarding the tax treatment of any Policy or of any transaction involving a Policy.

TAX TREATMENT OF POLICIES -- GENERAL

DEATH BENEFIT PROCEEDS AND ACCOUNT VALUE INCREASES. A Policy's treatment as life insurance for Federal income tax purposes generally has the following results:

    - Death Benefit proceeds are excludable from the gross income of the beneficiary;

    - you are not taxed on increases in the Account Value unless amounts are distributed (or deemed distributed) from the Policy while the Insured is alive;

    - the taxation of amounts distributed (or deemed distributed) while the Insured(s) is alive depends upon whether your Policy is a "modified endowment contract." The term "modified endowment contract" is defined in the section entitled "Definition of a Modified Endowment Contract" located in the "Special Rules for Modified Endowment Contracts" provision of this prospectus.


If the Insured survives beyond age 100, the IRS may seek to deny the tax-free treatment of the Death Benefit proceeds and instead to tax you on the amount by which your Account Value exceeds your "investment in the contract." Your "investment in contract" generally equals the total of the premiums paid for your Policy PLUS the amount of any loan that was includible in your income, reduced by any amounts you previously received from the Policy to the extent such amounts were excludable from your income. Because we believe the Policy continues to meet the Federal tax definition of life insurance beyond age 100, we have no current plans to withhold or report taxes in this situation.


PARTIAL AND FULL SURRENDERS. If your Policy is not a modified endowment contract, you will generally pay tax on the amount of a partial or full surrender only to the extent it exceeds your "investment in the contract."

ACCELERATED BENEFIT RIDER. Your Policy may contain an Accelerated Benefit Rider, which provides you with access to a portion of the Death Benefit if the Insured becomes terminally ill. The accelerated benefit payment is treated in the same manner as Death Benefit proceeds for tax purposes, meaning that it generally will be excludable from gross income. But if the Insured under the Policy is an officer, director, or employee of the owner of the Policy, or is financially interested in the trade or business of the owner, the payment would be taxable in part.

LOANS. If your Policy is not a modified endowment contract, the tax treatment of a loan received under the Policy is uncertain. You should consult a tax adviser as to the tax treatment of such loans.

SPECIAL RULES FOR MODIFIED ENDOWMENT CONTRACTS


DEFINITION OF A "MODIFIED ENDOWMENT CONTRACT." A modified endowment contract is a life insurance policy that is treated as a "modified endowment contract" within the meaning of Section 7702A of the Code. Modified endowment contracts are taxed less advantageously upon receipt of partial surrenders, full surrenders and loans than traditional life insurance policies, and taxable amounts may be subject to a 10% penalty tax. Special rules apply to a Policy classified as a modified endowment contract. A Policy will be classified as a modified endowment contract if either of the following is true:


    - if premiums are paid more rapidly than allowed by a "7-pay test" under the tax law. At your request, we will let you know the amount of premium that may be paid for your Policy in any year that will avoid modified endowment contract treatment under the 7-pay test; or

    - if the Policy is received in exchange for another policy that is a modified endowment contract.

If there is a reduction of benefits during the first seven years under a single life Policy, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face value. If there is a "material change" in the benefits or terms, then the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the Death Benefit which is due to the payment of an unnecessary premium. Unnecessary premiums generally are premiums paid into the Policy which are not needed in order to provide a Death Benefit equal to the lowest Death Benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current prospective Policy owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

TAX TREATMENT OF MODIFIED ENDOWMENT CONTRACTS. If a Policy is classified as a modified endowment contract, the following special rules apply:

    - a partial surrender will be taxable to you to the extent that your Account Value exceeds your investment in the Policy;

    - a loan from the Policy (together with any unpaid interest included in Policy Debt), and the amount of any assignment or pledge of the Policy, will be taxed in the same manner as a partial surrender.

A penalty tax of 10% will be imposed on the amount of any full or partial surrender, loan and unpaid loan interest included in Policy Debt, assignment, or pledge on which you must pay tax. However, the penalty tax does not apply to a distribution made:

    (1)  after you reach age 59 1/2;

    (2)  because you have become disabled, within the meaning of the tax law; or

    (3) in substantially equal periodic payments (not less frequently than annually) made over your life or life expectancy (or over the joint lives or life expectancies of you and your beneficiary, within the meaning of the tax law).

SPECIAL RULES IF YOU OWN MORE THAN ONE MODIFIED ENDOWMENT CONTRACT. All modified endowment contracts that we (or any of our affiliates) issue to you within the same calendar year will be combined to determine the amount of any distribution from the Policy that will be taxable to you.

INTERPRETATIVE ISSUES. The tax law's rules relating to modified endowment contracts are complex and open to considerable variation in interpretation. You should consult your tax adviser before making any decisions regarding changes in coverage under or distributions, including loans, from your Policy.

1035 EXCHANGES


The exchange of one life insurance policy for another life insurance policy generally is not taxed (unless cash is distributed or a loan is reduced or forgiven). However, the insured under the new policy must be the same as the insured under the exchanged policy.


BUSINESS USES OF A POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

TAX SHELTER REGULATIONS

Prospective owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

ALTERNATIVE MINIMUM TAX

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the owner is subject to that tax.

INCOME TAX WITHHOLDING

We may be required to withhold and pay to the IRS a part of the taxable portion of each distribution made under a Policy. However, in many cases, you may elect not to have any amounts withheld. You are responsible for payment of all taxes and early distribution penalties, regardless of whether you request that no taxes be withheld or if we do not withhold a sufficient amount of taxes. At the time you request a distribution from the Policy, we will send you forms that explain the withholding requirements.

MATURITY VALUE

In a few states, a maturity value will be paid. Maturity proceeds will be taxable to the extent the amount received PLUS Policy Debt exceeds the "investment in the contract." You will be taxed on these amounts at ordinary income tax rates, not at lower capital gains tax rates.

SPECIAL RULE FOR CERTAIN CASH DISTRIBUTIONS IN THE FIRST 15 POLICY YEARS


During the first 15 years after your Policy is issued, if we distribute cash to you and reduce the Death Benefit proceeds (E.G., as the result of a partial withdrawal or if there otherwise is a decrease in the Specified Amount), you may be required to pay tax on all or part of the cash payment, even if it is less than your "investment in the contract." This also may occur if we distribute cash to you up to two years before the proceeds are reduced, or if the cash payment is made in anticipation of the reduction. However, you will not be required to pay tax on more than the amount by which your Account Value exceeds your "investment in the contract."


LOANS


If your Policy terminates (by a full surrender or by a lapse) while the Insured is alive, you will be taxed on the amount (if any) by which the Policy Debt PLUS any amount received on the termination exceeds your investment in the contract for the Policy.


Generally, interest paid on Policy Debt or other indebtedness related to the Policy will not be tax deductible, except in the case of certain indebtedness under a Policy covering a "key person." A tax adviser should be consulted before taking any Policy loan.

LOSS OF INTEREST DEDUCTION WHERE POLICIES ARE HELD BY OR FOR THE BENEFIT OF CORPORATIONS, TRUSTS, ETC.

If an entity (such as a corporation or a trust, not an individual) purchases a Policy or is the beneficiary(ies) of a Policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a Policy owned by an entity engaged in a trade or business which covers the life of an individual who is:

    -  a 20% owner of the entity; or

    - an officer, director, or employee of the trade or business, at the time first covered by the Policy.

Entities that are considering purchasing the Policy, or that will be a beneficiary(ies) under a Policy, should consult a tax advisor.

TAX STATUS OF THE COMPANY

Under existing Federal income tax law, we do not expect to incur any Federal income tax liability on the income or gains in the Separate Account. Based upon this expectation, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we are required to pay taxes on some or all of the income and gains earned by the Separate Account, we may impose a charge for those taxes.

We may also incur state and local taxes, in addition to premium taxes for which a deduction from premiums is currently made. At present, these taxes are not significant. If there is a material change in state or local tax laws, we may impose a charge for any taxes attributable to the Separate Account.

OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. This prospectus does not address those issues.

This discussion is based on our understanding of the Federal income tax law existing on the date of this prospectus. Congress, the IRS, and the courts may modify these laws at any time, and may do so retroactively. Any person concerned about the tax implications of ownership of a Policy should consult a tax adviser.

SALE OF THE POLICIES


We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana as Genworth Financial Brokerage Corporation) (collectively, "Capital Brokerage Corporation") for the distribution and sale of the Policies. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the Policies. These Policies are no longer sold, however, subsequent premium payments may still be accepted for existing Policies pursuant to the terms of the Policy. Capital Brokerage Corporation is located at 6620 West Broad Street, Building 2, Richmond, Virginia 23230.


Capital Brokerage Corporation was organized as a corporation under the laws of the State of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the

Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the NASD.


Capital Brokerage Corporation offered the Policies through its registered representatives who are (or were at the time the Policies were sold) registered with the NASD and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at HTTP://WWW.NASDR.COM or by calling 800.289.9999. You can also obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are (or were at the time the Policies were sold) also licensed as insurance agents in the states in which they do business and are (or were at the time the Policies were sold) appointed with us.


Capital Brokerage Corporation also enters into selling agreements with an affiliated broker-dealer and unaffiliated broker-dealers to sell the Policies. The registered representatives of these selling firms are (or were at the time the Policies were sold) registered with the NASD and with the states in which they do business, are (or were at the time the Policies were sold) licensed as insurance agents in the states in which they do business and are (or were at the time the Policies were sold) appointed with us.

We pay compensation to Capital Brokerage Corporation for promotion and sales of the Policies by its registered representatives as well as by affiliated and unaffiliated selling firms. This compensation consists of sales commissions and other cash and non-cash compensation. In the first Policy year, the maximum commission we may pay is 125% of first year target premium, PLUS up to 4.5% of premium paid in excess of the first year target premium. In renewal years, the maximum commission we may pay is 4.0% of premium paid in Policy years 2-10 and up to 2.0% of premium paid in Policy years 11 and after. We will also pay a trail commission up to an annual rate of 0.25% of the Account Value, less Policy Debt, in Policy years 6 and after once the Account Value exceeds $10,000.

The maximum commission consists of three parts -- commissions paid to internal and external wholesalers of Capital Brokerage Corporation ("wholesalers" are individuals employed by the Company and registered with Capital Brokerage Corporation that promote the offer and sale of the Policies), commissions paid to the affiliated and unaffiliated brokerage firm for whom the registered representative that sold your Policy is employed ("selling firms"), and an amount paid to the selling firm for marketing allowances and other payments related to the sale of the Policy. Wholesalers with Capital Brokerage Corporation receive a maximum commission of 5.85% of the first year target premium PLUS 0.585% of first year premium in excess of the first year target premium.

After commission is paid to the wholesalers of Capital Brokerage Corporation, a commission is then paid to the selling firm. A maximum commission of 90% of first year target premium PLUS 3.5% of excess first year premium is paid to the selling firm. In renewal years, a maximum commission of 3.0% is paid for all premium payments received in Policy years 2-10 and 1.0% on all premium payments received in Policy years 11 and after. We will also pay a trail commission up to an annual rate of 0.25% of the Account Value, less Policy Debt, in Policy years 6 and after once the Account Value exceeds $10,000. The exact amount of commission paid to the registered representative who sold you your Policy is determined by the brokerage firm for whom the representative is employed.

All selling firms receive commissions as described above based on the sale and receipt of premium in the Policy. Unaffiliated selling firms received additional compensation, including marketing allowances and other payments. The maximum marketing allowance paid on the sale of a Policy is 29.15% of first year target premium, PLUS 0.415% of excess first year premium received and 1.0% on all renewal premium received. At times, Capital Brokerage Corporation may make other cash and non-cash payments to selling firms, (as well as receive payments from selling firms) for expenses relating to the recruitment and training of personnel, periodic sales meetings, the production of promotional sales literature and similar expenses. These expenses may also relate to the synchronization of technology between the Company, Capital Brokerage Corporation and the selling firm in order to coordinate data for the sale and maintenance of the Policy. In addition, registered representatives may be eligible for non-cash compensation programs offered by Capital Brokerage Corporation or an affiliated company, such as conferences, trips, prizes and awards. The amount of other cash and non-cash compensation paid by Capital Brokerage Corporation or its affiliated companies ranges significantly among the selling firms. Likewise, the amount received by Capital Brokerage Corporation from the selling firms ranges significantly.

The commissions listed above are maximum commissions paid, and therefore such commissions stated above reflect situations where we pay a higher commission for a short period of time for a special promotion.

Commissions paid on the Policies, including other incentives and payments, are not charged directly to you or to your Account Value, but indirectly through fees and charges imposed under the Policies.

All commissions, special marketing allowances and other payments made or received by Capital Brokerage Corporation to or from selling firms come from or are allocated to the general assets of Capital Brokerage Corporation or one of its affiliated companies. Therefore, regardless of the amount paid or received by Capital Brokerage Corporation or one of its affiliated companies, the amount of expenses you pay under the Policy do not vary because of such payments to or from such selling firms. Life insurance policies, such as this Policy, may have varied expenses, but such expenses are based on the underwriting criteria listed in the Policy and in this prospectus. Such factors include, but are not limited to: age, gender, the requested Specified Amount and the risk class of the Insured(s).

Even though your Policy costs are not determined based on amounts paid to or received from Capital Brokerage Corporation or the selling firm, the prospect of receiving, or the receipt of, additional compensation as described above may create an incentive for selling firms and/or their registered representative to sell you this product versus another product with respect to which a selling firm does not receive additional compensation, or a lower level of additional compensation. You may wish to take such compensation arrangements into account when considering and evaluating any recommendation relating to the Policies.


During 2006, 2005 and 2004, $2.2 million, $2.6 million and $3.4 million, respectively was paid to Capital Brokerage Corporation for the sale of Policies in the Separate Account and any new premium received. In 2006, 2005 and 2004, no underwriting commissions were paid to Capital Brokerage Corporation.


OTHER POLICY INFORMATION

OPTIONAL PAYMENT PLANS

The Policy currently offers the following five Optional Payment Plans, free of charge, as alternatives to the payment of a Death Benefit or Surrender Value in a lump sum (SEE the "Requesting Payments" provision of this prospectus and the Statement of Additional Information):

    -  Income for a Fixed Period;

    -  Life Income;

    -  Income of a Definite Amount;

    -  Interest Income; and

    -  Joint Life and Last Survivor Income.

These options are described in the Statement of Additional Information.

You may select an Optional Payment Plan in your application or by writing our Variable Life Service Center. We will transfer any amount left with us for payment under an Optional Payment Plan to our General Account. Payments under an Optional Payment Plan will not vary with the investment performance of the Separate Account because they are forms of fixed-benefit annuities. Even if the Death Benefit under the Policy is excludible from income, payments under Optional Payment Plans may not be excludible in full. This is because earnings on the Death Benefit after the Insured's death are taxable and payments under the Optional Payment Plans generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Optional Payment Plans. Amounts allocated to an Optional Payment Plan will earn interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an Optional Payment Plan. For further information, please review your Policy or contact one of our authorized agents.

DIVIDENDS

The Policy is non-participating. We will not pay dividends on the Policy.

INCONTESTABILITY

The limitations on our right to contest the Policy are described in the Statement of Additional Information.

SUICIDE EXCLUSION

Our obligations in the event an Insured commits suicide are described in the Statement of Additional Information.

MISSTATEMENT OF AGE OR GENDER

We will adjust the Death Benefit proceeds if you misstate an Insured's age or gender in your application.

WRITTEN NOTICE

You should send any written notice to us at our Variable Life Service Center at the address listed on page 1 of this prospectus. The notice should include the Policy number and the full name of the Insured. We will send any notice to the address shown in the application unless an appropriate address change form has been filed with us.

TRUST

If you name a trust as the owner or beneficiary of the Policy and the trustee subsequently exercises ownership rights or claims benefits thereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of Policy benefits to the trustee will release us from all obligations under the Policy to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

OTHER CHANGES

At any time, we may make such changes in the Policy as are necessary:

    - to assure compliance at all times with the definition of life insurance prescribed by the Code;

    - to make the Policy, our operations, or the operation of the Separate Account conform with any law or regulation issued by any government agency to which they are subject; or

    - to reflect a change in the operation of the Separate Account, if allowed by the Policy and applicable regulations.

Only the President or a Vice President of the Company has the right to change the Policy. No financial representative appointed as our agent has the authority to change the Policy or waive any of its terms. The President or a Vice President of the Company must sign all endorsements, amendments, or riders to be valid.

REPORTS

We maintain records and accounts of all transactions involving the Policy, the Separate Account, and Policy Debt. Within 30 days after each Policy anniversary, we will send you a report showing information about your Policy. The report will show:

    -  the Specified Amount;

    -  the Account Value;

    -  the value in each Subaccount;

    -  the Surrender Value;

    -  the Policy Debt; and

    -  the premiums paid and charges made during the Policy year.

We also will send you an annual and a semi-annual report for each Portfolio underlying a Subaccount to which you have allocated assets, as required by the 1940 Act. In addition, when you pay premiums, if you take out a Policy loan, make transfers, or take partial surrenders, you will receive a written confirmation of these transactions.

SUPPLEMENTAL BENEFITS

There are several supplemental benefits that may be added to a Policy. These benefits may not be available in all states or markets.

All riders are available at the time the Policy is issued or any time thereafter with the exception of the Waiver of Planned Periodic Premium Rider which is only available at issue. Riders may be canceled at any time by notifying us in writing at our Variable Life Service Center.

We will deduct monthly charges from your Account Value as part of the monthly deduction for the benefits described below except for the Accelerated Benefit Rider, for which there is no charge. SEE the "Charges and Deductions -- Monthly Deduction" provision of this prospectus.

Additional rules and limits apply to these supplemental benefits. Please ask your financial representative for further information and individual illustrations or contact our Variable Life Service Center at the address or telephone number listed on page 1 of this prospectus.

ACCELERATED BENEFIT RIDER. You may elect an accelerated benefit if the Insured is terminally ill. There is no charge for the election of this rider. The Accelerated Benefit Rider provides you with access to a portion of the Death Benefit during the Insured's lifetime, if the Insured is diagnosed with a terminal illness. Additional information concerning this rider, including the amount and when it becomes available, is included in the Statement of Additional Information.

ACCIDENTAL DEATH BENEFIT RIDER. This rider provides an additional Death Benefit should the Insured's death occur as a result of an accident (as defined by the rider). Amounts provided by this benefit are in addition to the Specified Amount of the base Policy. The Specified Amount of the rider can be from $5,000 to $200,000, but may not exceed the Specified Amount of the base Policy. The maximum monthly charge is $0.19 per $1,000 of Specified Amount but ends at attained age 70 when rider expires.

ADDITIONAL INSURED RIDER. An additional Insured can be added with this term insurance rider. The rider is available to the same issue ages and risk classes as the base Insured. The minimum amount of insurance is $10,000 and the maximum is the Specified Amount on the base Policy. This rider also contains a conversion option that expires on the Policy anniversary nearest the additional Insured's 70th birthday. The cost of this rider will not exceed the cost of insurance on a guaranteed basis. The charge for this rider is based on the additional Insured's age, risk class and gender.

CHILDREN'S INSURANCE RIDER. This rider provides available insurance coverage for each child of the Insured. The minimum amount of insurance coverage is $2,000; the maximum amount is $10,000. There is a conversion privilege at the Policy anniversary nearest each child's 25th birthday or when the Policy ends, if earlier. If the Insured dies while the Policy is in effect, each child that is covered under this rider will receive a fully-paid Policy for the rider amount of insurance. The current and maximum monthly rate for this rider is $0.50 per $1,000 of rider insurance coverage.

WAIVER OF MONTHLY DEDUCTION RIDER. In the event of total disability, this rider provides premium payments for the Policy. The rider is available for issue ages 15-60 (rating restrictions may apply). The amount of premium benefit equals the maximum monthly deduction required to keep the Policy in force. Coverage under this rider ends on the Policy anniversary nearest the Insured's 65th birthday unless the Insured has been continuously disabled for the previous five years. The maximum cost of the rider is 31.83% of the total monthly cost of insurance charges, including rider cost of insurance.

WAIVER OF PLANNED PERIODIC PREMIUM RIDER. This rider will provide a benefit in the form of planned monthly premium payments to the Policy in the event of a disability (as defined in the rider). Coverage under this rider ends on the Policy anniversary that occurs on or nearest to the Insured's 65th birthday unless the Insured has been continuously disabled for the previous five years occurring before that date. The cost of this rider is based on a percentage of the total monthly benefit. This rider does not guarantee the Policy will not terminate. The monthly benefit amount selected may not be sufficient at the time of disability to cover all Policy costs.

USING THE POLICY AS COLLATERAL

You can assign the Policy as collateral security. You must notify us in writing at our Variable Life Service Center on the appropriate form if you assign the Policy. Any payments we make before we receive notice of the assignment will not be affected. We are not responsible for the validity of an assignment. An assignment may affect your rights and the rights of the beneficiary(ies).

An assignment may have adverse tax consequences. SEE the "Tax Considerations" provision.

REINSURANCE

We may reinsure a portion of the risks assumed under the Policies.

LEGAL PROCEEDINGS


We face a significant risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products, recommending unsuitable products to customers and breaching fiduciary or other duties to customers. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, including punitive and treble damages, which may remain unknown for substantial periods of time. We are also subject to various regulatory inquiries, such as information requests, subpoenas and books and record examinations, from state and federal regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition and results of operations.



Recently, the insurance industry has become the focus of increased scutiny by regulatory and law enforcement authorities concerning certain practices within the unsurance industry. In this regard, in May 2005, Genworth Financial, Inc. ("Genworth") received a subpoena from the Northeast Regional Office of the SEC, requiring the production of documents related to "certain loss mitigation insurance products," such as finite risk reinsurance. In the subpoena, Genworth is defined as including, among other things, its subsidiaries and affiliates. We cooperated with Genworth in connection with Genworth's response to the SEC's subpoena in June and July 2005 and will cooperate with respect to any follow-up requests or inquiries. Additionally, in May and June 2005, we received information requests from the State of Delaware Department of Insurance and the State of Connecticut Insurance Department on the same general subject, to which we responded. We will cooperate with respect to any follow-up requests or inquiries. In 2005, GE received a subpoena from the United States Attorney's Office for the Southern District of New York, also on the same general subject. In the subpoena, GE is defined as including, among other things, its subsidiaries and affiliates. We cooperated with GE in connection with GE's response to the subpoena and will cooperate with respect to any follow-up requests or inquiries.



We cannot ensure that the current investigations and proceedings will not have a material adverse effect on our business, financial condition or results of operations. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to further investigations and have lawsuits filed against us. In addition, increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operations.



Capital Brokerage Corporation is not in any pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or the Separate Account.



Although it is not anticipated that these developments will have an adverse impact on us, the Separate Account or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.


FINANCIAL STATEMENTS


We have included the consolidated "historical" and "as-if pooled" financial statements of the Company and its subsidiaries (collectively referred to in this paragraph as the "Company") and financial statements of the Separate Account in the Statement of Additional Information. You should distinguish the consolidated financial statements of the Company from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Policies. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.


DEFINITIONS

The following terms are used throughout the prospectus:

ACCOUNT VALUE -- The total amount of assets allocated to each Subaccount.

ATTAINED AGE -- The Insured's age on the Policy Date PLUS the number of full years since the Policy Date.

CODE -- The Internal Revenue Code of 1986, as amended.


COMPANY -- Genworth Life and Annuity Insurance Company.


CONTINUATION AMOUNT -- A cumulative amount set forth on the Policy data pages for each month of the Continuation Period representing the minimum Net Total Premium required to keep the Policy in force during the Continuation Period.

CONTINUATION PERIOD -- The number of Policy years during which the Policy will not lapse if the Net Total Premium is at least equal to the Continuation Amount for the number of Policy Months that the Policy has been in force.

DEATH BENEFIT -- The amount determined under the Death Benefit option in effect as of the date of death of the Insured.

FUND -- Any open-end management investment company or unit investment trust in which the Separate Account invests.

GENERAL ACCOUNT -- Assets of the Company other than those allocated to the Separate Account or any of our other separate accounts.

INSURED -- The person(s) upon whose life is insured under the Policy.

MONTHLY ANNIVERSARY DATE -- The same date in each month as the Policy Date.

NET PREMIUM -- The portion of each premium you allocate to one or more Subaccounts. It is equal to the premium paid times the Net Premium Factor.

NET PREMIUM FACTOR -- The factor we use in determining the Net Premium which reflects a deduction from each premium paid.

NET TOTAL PREMIUM -- On any date, Net Total Premium equals the total of all premiums paid to that date MINUS (a) divided by (b), where:

    (a) is any outstanding Policy Debt, PLUS the sum of any partial surrenders to date; and

    (b)   is the Net Premium Factor.

OPTIONAL PAYMENT PLAN -- A plan under which any part of Death Benefit proceeds or Surrender Value proceeds can be used to provide a series of periodic payments to you or your beneficiary(ies).

PLANNED PERIODIC PREMIUM -- A level premium amount scheduled for payment at fixed intervals over a specified period of time.

POLICY -- The Policy and application(s), including any riders and endorsements.

POLICY DATE -- The date as of which we issue the Policy and the date as of which the Policy becomes effective. We measure Policy years and anniversaries from the Policy Date. The Policy Date is shown on the Policy data pages. If the Policy Date would otherwise fall on the 29th, 30th, or 31st day of a month, the Policy Date will be the 28th.

POLICY DEBT -- The amount of outstanding loans PLUS any accrued interest. Policy Debt is deducted from proceeds payable at the death of the Insured.

PORTFOLIO -- A division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund. Each Portfolio has its own investment objectives. Not all Portfolios may be available in all states or in all markets.


SEPARATE ACCOUNT -- Genworth Life & Annuity VL Separate Account 1, a segregated asset account of the Company to which you allocate Net Premiums.


SPECIFIED AMOUNT -- An amount we use in determining insurance coverage.

SUBACCOUNTS -- A subdivision of the Separate Account, the assets of which are invested exclusively in a corresponding Portfolio of a Fund. A Subaccount may also be referred to as an Investment Subdivision in the Policy and/or marketing materials.

SURRENDER VALUE -- The amount we pay you when you surrender the Policy. It is equal to your Account Value MINUS any Policy Debt and MINUS any applicable surrender charge.

UNIT VALUE -- A unit of measure we use to calculate the assets for each Subaccount.

VALUATION DAY -- Each day on which the New York Stock Exchange is open for regular trading except for days that the Subaccount's corresponding Portfolio does not value its shares.

VALUATION PERIOD -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.


VARIABLE LIFE SERVICE CENTER -- The office to which all written and telephone inquiries concerning the Policy or the Portfolios should be made: 3100 Albert Lankford Drive, Lynchburg, Virginia 24501, 800.352.9910.

The Statement of Additional Information includes additional information about Genworth Life & Annuity VL Separate Account 1. We filed the Statement of Additional Information with the SEC. The Statement of Additional Information is incorporated by reference in this prospectus and it is legally a part of the prospectus.

For general information or to obtain free copies of:

    -  the Policy prospectus or the Portfolio prospectuses;

    -  the Statement of Additional Information;

    -  a personalized illustration of Death Benefit and Surrender Values; or

    -  any required forms,


Call: 800.352.9910


Or write:  Genworth Life and Annuity Insurance Company
          Variable Life Service Center
          3100 Albert Lankford Drive
          Lynchburg, Virginia 24501

Or contact your financial representative.

Information about the Policy also is available at WWW.GENWORTH.COM.


Information about Genworth Life & Annuity VL Separate Account 1, including the Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202.551.8090. Reports and other information about Genworth Life & Annuity VL Separate
Account 1 are available on the SEC's internet site at HTTP://WWW.SEC.GOV and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. The SEC website is a uniform resource locator (URL) and an inactive textual referal only; this reference is not intended to incorporate the SEC website into this prospectus.


Investment Company Act File No. 811-04885.

                    STATEMENT OF ADDITIONAL INFORMATION FOR
          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                  POLICY FORM
                                   P1250 9/97


                                   ISSUED BY:
                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT 1
                             6610 WEST BROAD STREET
                            RICHMOND, VIRGINIA 23230


                          VARIABLE LIFE SERVICE CENTER
                           3100 ALBERT LANKFORD DRIVE
                           LYNCHBURG, VIRGINIA 24501
                        TELEPHONE NUMBER: 1-800-352-9910

--------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2007, for the Flexible Premium Variable Universal Life Insurance Policies issued by Genworth Life and Annuity Insurance Company through its Genworth Life & Annuity VL Separate Account 1.


For a free copy of the prospectus:


    Call:     800.352.9910

    Or        Genworth Life and Annuity Insurance Company
    write:    Variable Life Service Center
              3100 Albert Lankford Drive
              Lynchburg, Virginia 24501

    Or        www.genworth.com
    visit:

    Or:       contact your financial representative



The date of this Statement of Additional Information is May 1, 2007.

TABLE OF CONTENTS


The Company..........................................................................   B-3

The Separate Account.................................................................   B-3

Additional Information About the Cost of Insurance Charge............................   B-4

Reduction of Charges for Group Sales.................................................   B-4

Continuation Amount and Continuation Period..........................................   B-4

Grace Period.........................................................................   B-5

Reinstatement........................................................................   B-5

Determining the Death Benefit........................................................   B-6

Unit Values..........................................................................   B-7

Net Investment Factor................................................................   B-7

Optional Payment Plans...............................................................   B-7

Incontestability.....................................................................   B-8

Suicide Exclusion....................................................................   B-9

Additional Information About the Accelerated Benefit Rider...........................   B-9

Other Policies.......................................................................  B-10

Regulation of Genworth Life and Annuity Insurance Company............................  B-10

Legal Matters........................................................................  B-10

Experts..............................................................................  B-10

Actuarial Matters....................................................................  B-11

Performance Information..............................................................  B-11

Financial Statements.................................................................  B-12

THE COMPANY


We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of the General Electric Company ("GE") acquired us on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC"), formerly known as General Electric Capital Assurance Company. Our preferred shares are owned by an affiliate, Brookfield Life Assurance Company Limited. We are an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth").



On January 1, 2007, Federal Home Life Insurance Company ("FHL") and First Colony Life Insurance Company ("FCL") merged with and into the Company. The Company was the surviving entity. FHL and FCL were both stock life insurance companies operating under charter granted by the Commonwealth of Virginia and both were affiliates of the Company. We received regulatory approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virgina for these mergers.



Due to the mergers of FHL and FCL, the Company acquired ownership in American Mayflower Life Insurance Company of New York ("AML"). Upon consummation of the FHL and FCL mergers, the Company transferred its ownership of AML, formerly a wholly-owned subsidiary of FCL, to Genworth Life Insurance Company of New York ("GLICNY"), an affiliate, in exchange for a non-majority ownership interest in GLICNY. AML was merged into GLICNY with GLICNY being the surviving entity.



We are one of a number of subsidiaries of Genworth, a leading financial security company dedicated to developing solutions that help meet the investment, protection, homeownership, retirement and independent lifestyle needs of more than 15 million customers, with a presence in more than 25 countries. We have two operating segments: (1) Protection and (2) Retirement Income and Institutional, formerly known as Retirement Income and Investments.



- PROTECTION. We offer customers life insurance, including term and universal life, and accident and health insurance, including Medicare supplement insurance.



- RETIREMENT INCOME AND INSTITUTIONAL. We offer customers a variety of wealth accumulation, income distribution and institutional investment products. Retail products include: individual fixed and variable annuities; group variable annuities offered through retirement plans; single premium immediate annuities; and variable life insurance. Institutional products include: guaranteed investment contracts ("GICs"), funding agreements and funding agreements backing notes ("FABNs").



We also have Corporate and Other activities, which consist primarily of unallocated net investment gains (losses), corporate income, expenses and income taxes.



We principally offer annuity contracts, GICs, funding agreements, FABNs, Medicare supplement insurance and life insurance policies. We do business in the District of Columbia and all states, except New York. Our principle offices are located at 6610 West Broad Street, Richmond, Virginia 23230.



We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Separate Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.


THE SEPARATE ACCOUNT

In accordance with the Board Resolution establishing the Separate Account, such Separate Account will be divided into Subaccounts, each of which shall invest in the shares of a designated mutual fund portfolio, unit investment trust, managed separate account and/or other portfolios (the "Eligible Portfolios"), and net premiums under the Policies shall be allocated to Subaccounts which will invest in the Eligible Portfolios set forth in the Policies in accordance with the instructions received from Policy owners.

ADDITIONAL INFORMATION ABOUT THE COST OF INSURANCE CHARGE

To determine your cost of insurance for a particular Policy month, we multiply your net amount at risk by the applicable cost of insurance rate. We determine your net amount at risk by the following formula:

                           Death
                           Benefit
                           Proceeds - Account Value
                           ----
                           1.0032737

If the Specified Amount has increased, we first consider the Account Value part of the initial Specified Amount. If the Account Value is more than the initial Specified Amount, we will allocate that Account Value to the increases in Specified Amount in the order of such increases.

REDUCTION OF CHARGES FOR GROUP SALES

We may reduce charges and/or deductions for sales of the Policies to a trustee, employer or similar entity representing a group or to members of the group where such sales result in savings of sales or administrative expenses. We will base these discounts on the following:

(1) THE SIZE OF THE GROUP. Generally, the sales expenses for each individual owner for a larger group are less than for a smaller group because more Policies can be implemented with fewer sales contacts and less administrative cost.

(2) THE TOTAL AMOUNT OF PREMIUM PAYMENTS TO BE RECEIVED FROM A GROUP. The number of Policy sales and other expenses are generally proportionately less on larger premium payments than on smaller ones.

(3) THE PURPOSE FOR WHICH THE POLICIES ARE PURCHASED. Certain types of plans are likely to be more stable than others. Such stability reduces the number of sales contacts and administrative and other services required, reduces sales administration and results in fewer Policy terminations. As a result, our sales and other expenses are reduced.

(4) THE NATURE OF THE GROUP FOR WHICH THE POLICIES ARE PURCHASED. Certain types of employee and professional groups are more likely to continue Policy participation for longer periods than are other groups with more mobile membership. If fewer Policies are terminated in a given group, our sales and other expenses are reduced. Likewise, we may realize reduced sales and other expenses for sales to groups that are affiliated with us or with whom we transact business, such as our own employees, the employees of our affiliated companies, the employees of broker/dealers with whom we have selling agreements and the employees of our other business partners, including family members of such employees.

(5) OTHER CIRCUMSTANCES. There may be other circumstances of which we are not presently aware, which could result in reduced sales expenses.

If, after we consider the factors listed above, we determine that a group purchase would result in reduced sales expenses, we may reduce the charges and/or deductions for each group. Reductions in these charges and/or deductions will not be unfairly discriminatory against any person, including the affected owners and all other owners of policies funded by the Separate Account.

Any such reduction in charges and/or deductions will be consistent with the standards we use in determining the reduction in charges and/or deductions for other group arrangements.

CONTINUATION AMOUNT AND CONTINUATION PERIOD

On any Monthly Anniversary Date during the Continuation Period, if the Surrender Value of the Policy is not sufficient to cover the monthly deduction, the Policy will remain in effect if the Net Total Premium is at least equal to the Continuation Amount.

At the end of the Continuation Period, you may have to pay an additional premium to keep the Policy in effect.

An increase in Specified Amount will increase the Continuation Amount. A decrease in Specified Amount will reduce the Continuation Amount. Any termination and subsequent reinstatement of the Policy will reduce the Continuation Amount. We will send you a supplemental Policy data page reflecting any adjusted amounts. The Continuation Period will be as though the Policy had been in effect continuously from its original Policy Date.

GRACE PERIOD

On any Monthly Anniversary Date during the Continuation Period, you must pay a premium sufficient to keep the Policy in effect or coverage will terminate, if:

(1)  the Surrender Value is not sufficient to cover the monthly deduction; and

(2)  the Net Total Premium is less than the Continuation Amount.

The amount of the sufficient premium will equal the lesser of (1) and (2), where:

(1) equals the monthly deduction due MINUS the Surrender Value, and that result divided by the Net Premium Factor; and

(2)  equals the Continuation Amount MINUS the Net Total Premium.

All amounts in (1) and (2) above are as of the Monthly Anniversary Date at the beginning of the grace period.

On any Monthly Anniversary Date after the Continuation Period, if the Surrender Value is not sufficient to cover the monthly deduction, you must pay a premium sufficient to keep the Policy in effect or coverage will terminate. In this case, the amount of the sufficient premium will equal the monthly deduction due MINUS the Surrender Value, and that result is then divided by the Net Premium Factor. As used in this paragraph, the monthly deduction due and the Surrender Value are both as of the Monthly Anniversary Date at the beginning of the grace period.

In either case, we will mail you written notice of the sufficient premium. This notice will be sent to your last known address. You have a 61-day grace period from the date we mail the notice to pay the sufficient premium.

Coverage continues during the 61-day grace period. If the sufficient premium is not paid by the end of the grace period, the Policy will terminate without value. If the death of the Insured occurs during the grace period, Death Benefit proceeds will be reduced by the amount of the sufficient premium that would have been required to keep the Policy in effect.

REINSTATEMENT

You may reinstate this Policy within three years of the end of the grace period if:

(1)  you submit an application for reinstatement;

(2) you provide required evidence of insurability satisfactory to us to determine the guaranteed maximum cost of insurance rate;

(3)  the Policy has not been surrendered for cash; and

(4)  you pay the premium as described below.

The Policy will be reinstated as of the date we approve the reinstatement. The surrender charge and the Continuation Period will be as though the Policy had been in effect continuously from its original Policy Date.

On the date of reinstatement, the Account Value will be allocated to the Subaccount specified by you. Unless you tell us otherwise, these allocations will be made in the same manner that Net Premiums are allocated. You will have to pay a premium sufficient to keep the policy in effect for at least two months.

IF THE POLICY TERMINATES AND IS REINSTATED BEFORE THE END OF THE CONTINUATION PERIOD, you will have to pay a premium equal to (1) MINUS (2) MINUS (3)
PLUS (4), where:

(1)  is the Continuation Amount as of the date of reinstatement;

(2) is the sum of the monthly deductions that would have been made during the period between termination and reinstatement, divided by the Net Premium Factor;

(3)  is the Net Total Premium on the date of termination; and

(4) is an amount sufficient to keep the Policy in effect for two Policy Months after the date of reinstatement.

On the date of reinstatement, the Account Value will equal (1) PLUS (2) MINUS (3), where:

(1)  is the Account Value on the first day of the grace period;

(2)  is the premium paid to reinstate multiplied by the Net Premium Factor; and

(3)  is the monthly deduction for the month following the date of reinstatement.

IF THE POLICY TERMINATES BEFORE THE END OF THE CONTINUATION PERIOD, AND IS REINSTATED AFTER THE END OF THE CONTINUATION PERIOD, you will have to pay a premium which, after multiplying it by the Net Premium Factor, equals (1) PLUS (2) MINUS (3), where:

(1)  is the surrender charge on the date of termination;

(2) is an amount equal to the monthly deduction for two months after the date of reinstatement; and

(3)  is the Account Value on the date of termination.

On the date of reinstatement, the Account Value will equal (1) PLUS (2) PLUS (3), where:

(1)  is the surrender charge in effect on the date of reinstatement;

(2) is an amount equal to the monthly deduction for the two months after the date of reinstatement, minus the monthly deduction for the month following the date of reinstatement; and

(3) is any premium paid in excess of the required reinstatement premium, multiplied by the Net Premium Factor.

IF THE POLICY TERMINATES AFTER THE END OF THE CONTINUATION PERIOD AND IS REINSTATED, you will have to pay the amount of premium necessary to keep the Policy in effect for at least two months.

On the date of reinstatement, the Account Value will equal (1) PLUS (2) MINUS (3), where:

(1)  is the surrender charge in effect on the date of reinstatement;

(2)  is the premium paid to reinstate multiplied by the Net Premium Factor; and

(3)  is the monthly deduction for the month following the date of reinstatement.

DETERMINING THE DEATH BENEFIT

In the application for original coverage, you must meet the Guideline Premium Test as defined in Section 7702(c) of the Code in order for the Policy to be treated as life insurance in accordance with the Code.

GUIDELINE PREMIUM TEST

Under the Guideline Premium Test, you must also choose one of two Death Benefit options.

Under Option A, the Death Benefit is the greater of (1) and (2), where:

(1)  is the Specified Amount PLUS the Account Value; and

(2) is the Account Value multiplied by the corridor percentage (SEE table below).

Under Option B, the Death Benefit is the greater of (1) and (2), where:

(1)  is the Specified Amount; and

(2) is the Account Value multiplied by the corridor percentage (SEE table below).

Under Options A and B, the Death Benefit is the Account Value multiplied by 101%.

The corridor percentage depends on the Attained Age of the Insured on the date of death.

  Attained      Corridor      Attained      Corridor
     Age       Percentage       Age        Percentage
-------------  ----------  --------------  ----------
40 or younger       250%         61             128%
     41             243%         62             126%
     42             236%         63             124%
     43             229%         64             122%
     44             222%         65             120%
     45             215%         66             119%
     46             209%         67             118%
     47             203%         68             117%
     48             197%         69             116%
     49             191%         70             115%
     50             185%         71             113%
     51             178%         72             111%
     52             171%         73             109%
     53             164%         74             107%
     54             157%       75-90            105%
     55             150%         91             104%
     56             146%         92             103%
     57             142%         93             102%
     58             138%    94 or older         101%
     59             134%
     60             130%

The Specified Amount and Account Value used in calculating the Death Benefit are amounts in effect on the date of death. In no event will the Death Benefit be less than the amount required to keep the Policy qualified as life insurance.

UNIT VALUES

We will purchase shares of the Portfolios at net asset value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate Portfolios at net asset value to pay surrender/partial surrender proceeds or for other purposes described in the Policy. We automatically reinvest all dividends and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay Portfolio dividends or Portfolio distributions to owners as additional units, but instead reflect them in Unit Values.

We arbitrarily set the unit value for each Subaccount at $10 when we establish the Subaccount. After that, a Subaccount's Unit Value varies to reflect the investment experience of the Portfolio in which the Subaccount invests, and may increase or decrease from one Valuation Day to the next. We determine Unit Value, after a Subaccount's operations begin, by multiplying the net investment factor (described below) for that Valuation Period by the Unit Value for the immediately preceding Valuation Period.

NET INVESTMENT FACTOR

The net investment factor for a Valuation Period is (1) divided by (2), where:

(1)  is the result of:

     (a) the value of the assets at the end of the preceding Valuation Period; PLUS

     (b) the investment income and capital gains, realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; MINUS

     (c) the capital losses, realized or unrealized, charged against those assets during the Valuation Period; MINUS

     (d) any amount charged against the Separate Account for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Separate Account; and

(2) is the value of the assets in the Subaccount at the end of the preceding Valuation Period.

OPTIONAL PAYMENT PLANS

The Policy currently offers the following five Optional Payment Plans, free of charge, as alternatives to the payment of a Death Benefit or Surrender Value in a lump sum

(SEE "Requesting Payments" provision of the prospectus):

PLAN 1 -- INCOME FOR A FIXED PERIOD. We will make equal periodic payments for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly, or monthly. If the payee dies before the end of the fixed period, we will discount the amount of the remaining guaranteed payments to the date of the payee's death at a yearly rate of 3%. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided. Discounted means we will deduct the amount of interest each remaining payment would have included had it not been distributed early. The discounted amount will be paid in one sum to the payee's estate unless otherwise provided.

PLAN 2 -- LIFE INCOME. We will make equal monthly payments for a guaranteed minimum period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining payments for the minimum period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided.

PLAN 3 -- INCOME OF A DEFINITE AMOUNT. We will make equal periodic payments of a definite amount. Payments can be annual, semi-annual, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in one sum to the payee's estate unless otherwise provided.

PLAN 4 -- INTEREST INCOME. We will make periodic payments of interest earned from the proceeds left with us. Payments can be annual, semi-annual, quarterly or monthly and will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one sum to the payee's estate unless otherwise provided.

PLAN 5 -- JOINT LIFE AND LAST SURVIVOR INCOME. We will make equal monthly payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10-year period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the last survivor's estate unless otherwise provided.

You may select an Optional Payment Plan in your application or by writing our Variable Life Service Center. We will transfer any amount left with us for payment under an Optional Payment Plan to our General Account. Payments under an Optional Payment Plan will not vary with the investment performance of the Separate Account because they are forms of fixed-benefit annuities. Amounts allocated to an Optional Payment Plan will be credited interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an Optional Payment Plan. For further information, please review your Policy or contact one of our authorized agents.

If Death Benefit proceeds under the Policy are paid under one of the Optional Payment Plans, the beneficiary(ies) will be taxed on a portion of each payment (at ordinary income tax rates). We will notify the beneficiary(ies) annually of the taxable amount of each payment. However, if the Death Benefit proceeds are held by us under Optional Payment Plan 4 (interest income), the beneficiary(ies) will be taxed on the interest income as it is credited.

INCONTESTABILITY

The Policy limits our right to contest the Policy as issued, reinstated or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force for a minimum period during the Insured's lifetime. The minimum period is generally two years from the Policy

Date, date of reinstatement or effective date of the increase. This provision does not apply to riders that provide disability benefits (subject to state exception).

SUICIDE EXCLUSION

If the Insured commits suicide while sane or insane within two years of the Policy Date, all coverage under the Policy will end, and we will pay the beneficiary(ies) an amount equal to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.

If the Insured commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the amount payable with respect to that increase. The amount payable attributable to the increase will equal the monthly deductions for the increase. Such Death Benefit proceeds will be paid to the beneficiary(ies) under the same conditions as the initial Specified Amount.

Please SEE your Policy for more details.

ADDITIONAL INFORMATION ABOUT THE ACCELERATED BENEFIT RIDER

You may elect an Accelerated Benefit if the Insured is terminally ill. There is no charge for the election of this rider. The Accelerated Benefit Rider provides you with access to a portion of the Death Benefit during the Insured's lifetime, if the Insured is diagnosed with a terminal illness.

For purposes of determining if an Accelerated Benefit is available, we define terminal illness as a medical condition resulting from bodily injury or disease or both:

-->  which has been diagnosed by a licensed physician;

--> the diagnosis of which is supported by clinical, radiological, laboratory or other evidence that is satisfactory to us; and

--> which a licensed physician certifies is expected to result in death within 12 months from the date of the certification.

Any request for payment of an accelerated benefit must be in a form satisfactory to us, and any payment of an accelerated benefit requires satisfactory proof of a terminal illness and is subject to our administrative procedures as well as the conditions set forth in the Accelerated Benefit Rider. Please SEE the Policy rider for more information.

THE AMOUNT PAID IS CALLED THE "LIVING BENEFIT" IN YOUR POLICY RIDER. The Living Benefit is calculated as follows:

(1) First, "total proceeds" are calculated. Total proceeds refers to the current life insurance proceeds of the Policy, PLUS any term insurance on the Insured added by the rider. Children's insurance riders are not included in this amount. The total proceeds amount is not adjusted for loans. If purchased, the Accidental Death Benefit or any other coverage that has a termination date within 24 months of the date we receive proof of illness is also not included in total proceeds. If any misstatement of age or gender exists, the appropriate adjustment would also be made.

(2) Next, "eligible proceeds" are determined. If the "total proceeds" above equals or is less than $250,000, the eligible proceeds will equal the amount calculated. If the total proceeds is greater than $250,000, the eligible proceeds will be $250,000. This $250,000 maximum amount includes all policies written on the Insured by the Company. Therefore, if an accelerated benefit has been paid from other Policies, the eligible proceeds from all Policies cannot exceed a maximum of $250,000.

(3) Finally, the "living benefit" amount is determined using the results calculated in (1) and (2) in the following steps:

     (a)   Eligible proceeds are discounted based on life expectancy of the

           Insured at the rate of interest charged for Policy loans.

     (b) Next, the ratio of eligible proceeds to total proceeds is multiplied by the single premium amount required to keep the Policy in force for the life expectancy of the Insured. This amount is deducted from eligible proceeds.

     (c) Finally, the ratio of eligible proceeds to total proceeds is multiplied by the Policy Debt. This amount is deducted from eligible proceeds.

The Accelerated Benefit will be paid in one lump sum.

If the amount of eligible proceeds is equal to the amount of the Death Benefit that would have been paid at the Insured's death, then our payment of Accelerated Benefit will result in termination of all insurance under the Policy on the life of the Insured (including riders). Any insurance under the Policy on the life of someone other than the Insured will be treated as though the Insured had died.

If the amount of eligible proceeds is less than the amount of the Death Benefit that would have been paid at the Insured's death, then upon payment of the Accelerated Benefit the Policy will continue with the Specified Amount, Account Value, Policy Debt and any additional term insurance eligible to be accelerated under this rider reduced by the ratio of eligible proceeds to total proceeds. We will waive any surrender charge for the resulting decrease in Specified Amount as well as any minimum Specified Amount requirement under the Policy. Other rider benefits will continue without reduction.

OTHER POLICIES

We offer other variable life insurance policies in the Separate Account which also invest in the same (or many of the same) Portfolios of the Funds. These policies may have different charges that could affect the value of the Subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these policies, contact your financial representative, or call (800) 352-9910.


REGULATION OF GENWORTH LIFE AND ANNUITY INSURANCE COMPANY


Besides Federal securities laws, we are subject to the insurance laws of the states in which we conduct business.

LEGAL MATTERS

Advice on certain legal matters relating to federal securities laws has been provided by Heather Harker, Vice President and Associate General Counsel of the Company.

EXPERTS


The consolidated "historical" and "as-if-pooled" financial statements and financial statement schedules for Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006, and the financial statements of the Separate Account as of December 31, 2006 and for each of the years or lesser periods in the two-year period ended December 31, 2006, have been incorporated by reference herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.



The audit report on the consolidated "as-if-pooled" financial statements of the Company referred to above contains an emphasis paragraph that states that the consolidated financial statements give retroactive effect to the mergers of Genworth Life and Annuity Insurance Company, Federal Home Life Insurance Company and First Colony Life Insurance Company on January 1, 2007 (the Mergers), which have been accounted for as a pooling of interests as described in Note 1 to the consolidated "as-if- pooled" financial statements. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling-of-interests method in financial statements that do not include the date of consummation. However, they will become the historical consolidated financial statements of Genworth Life and Annuity Insurance Company and subsidiaries after financial statements covering the date of consummation of the business combination are issued. The financial statement schedules incorporated by reference herein also give retroactive effect to the Mergers.



The reports of KPMG LLP dated March 12, 2007 with respect to the consolidated "historical" and "as-if- pooled" financial statements and schedules of Genworth Life and Annuity Insurance Company and subsidiaries refer to a change in accounting for certain nontraditional long-duration contracts and separate accounts in 2004.


ACTUARIAL MATTERS


Actuarial matters have been examined by Paul A. Haley, Senior Vice President and Chief Actuary of the Company, whose opinion we filed as an exhibit to the registration statement.


PERFORMANCE INFORMATION

We demonstrate adjusted performance and unadjusted performance for the Portfolios available in the Separate Account. The performance tables assume that the Insured is in the preferred, no-nicotine risk class and the tables assume that no loans are taken from the Policy. In addition, all illustrations will assume that all capital gains and dividends from the Portfolios are reinvested in the Portfolios.

The performance tables assume an initial Specified Amount of $350,000, increasing Death Benefit Option A, for a male age 45, paying an annual premium of $10,000 at Policy issue and at each Policy anniversary.

When available, we will provide the total returns for the periods of one, three, five and ten years. Adjusted performance will also include performance from the date the Portfolio was added to the Separate Account until the end of the stated period. Unadjusted performance will also include performance from the date the Portfolio was declared effective with the SEC until the end of the stated period.

Adjusted Performance assumes the following current charges:

(1) a mortality and expense risk charge at an annual rate of 0.70% of assets in the Separate Account;

(2) a monthly Policy charge of $12.00 in the first Policy year and $6.00 thereafter;

(3)  a premium charge of $300.00 (3% of $10,000); and

(4) a surrender charge of $3,514.00, which is derived by assuming that the owner surrendered the Policy at the end of the first Policy year.

Unadjusted performance is calculated similarly to adjusted performance, except that unadjusted performance does not include the charges for the monthly Policy charge, the premium charge or the surrender charges. If such charges were included in the performance, the performance numbers would be lower.

We do not include charges for the cost of insurance, charges for any optional riders or any charges assessed for state premium taxes in either adjusted or unadjusted performance. If such charges were included in the hypothetical performance, the performance numbers would be lower.


Cost of insurance charges, as well as some of charges for the optional riders, vary based on individual circumstances. See your registered representative or contact our Variable Life Service Center for a personalized illustration showing all current and guaranteed charges based on hypothetical performance. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT 1

                             Financial Statements

                         Year Ended December 31, 2006

    (With Report of Independent Registered Public Accounting Firm Thereon)

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT 1

                               Table of Contents

                               December 31, 2006

                                                                            Page
                                                                            ----
Independent Registered Public Accounting Firm's Report.....................  F-1

Statements of Assets and Liabilities.......................................  F-3

Statements of Operations................................................... F-26

Statements of Changes in Net Assets........................................ F-49

Notes to Financial Statements.............................................. F-88

            Report of Independent Registered Public Accounting Firm

Policy Owners
Genworth Life & Annuity VL Separate Account 1 and
The Board of Directors
Genworth Life and Annuity Insurance Company:

   We have audited the accompanying statements of assets and liabilities of Genworth Life & Annuity VL Separate Account 1 (the Account) (comprising the AIM Variable Insurance Funds -- AIM V.I. Basic Value Fund -- Series II shares, AIM V.I. Capital Appreciation Fund -- Series I shares, AIM V.I. International Growth Fund -- Series II shares, AIM V.I. Core Equity Fund -- Series I shares; The Alger American Fund -- Alger American Growth Portfolio -- Class O Shares, Alger American Small Capitalization Portfolio -- Class O Shares; AllianceBernstein Variable Products Series Fund, Inc. --AllianceBernstein Global Technology Portfolio -- Class B, AllianceBernstein Growth and Income Portfolio -- Class B, AllianceBernstein International Value Portfolio -- Class B, AllianceBernstein Large Cap Growth Portfolio -- Class B, AllianceBernstein Small Cap Growth Portfolio -- Class B; American Century Variable Portfolios II, Inc. -- VP Inflation Protection Fund -- Class II; BlackRock Variable Series Funds, Inc. -- BlackRock Basic Value V.I. Fund -- Class III Shares, BlackRock Global Allocation V.I. Fund -- Class III Shares, BlackRock Large Cap Growth V.I. Fund -- Class III Shares, BlackRock Value Opportunities V.I. Fund -- Class III Shares; Columbia Funds Variable Insurance Trust I -- Columbia Marsico Growth Fund, Variable Series -- Class A, Columbia Marsico International Opportunities Fund, Variable Series -- Class B; Dreyfus -- The Dreyfus Socially Responsible Growth Fund, Inc. -- Initial Shares; Eaton Vance Variable Trust --VT Floating-Rate Income Fund, VT Worldwide Health Sciences Fund; Evergreen Variable Annuity Trust -- Evergreen VA Omega Fund -- Class 2; Federated Insurance Series -- Federated American Leaders Fund II -- Primary Shares, Federated Capital Income Fund II, Federated High Income Bond Fund
II -- Primary Shares, Federated High Income Bond Fund II --Service Shares, Federated Kaufmann Fund II -- Service Shares; Fidelity Variable Insurance Products Fund -- VIP Asset Manager/SM/ Portfolio -- Initial Class, VIP Asset Manager/SM/ Portfolio -- Service Class 2, VIP Balanced Portfolio --Service Class 2, VIP Contrafund(R) Portfolio -- Initial Class, VIP Contrafund(R) Portfolio -- Service Class 2, VIP Dynamic Capital Appreciation
Portfolio -- Service Class 2, VIP Equity-Income Portfolio -- Initial Class, VIP Equity-Income Portfolio -- Service Class 2, VIP Growth & Income
Portfolio -- Initial Class, VIP Growth & Income Portfolio -- Service Class 2, VIP Growth Opportunities Portfolio -- Initial Class, VIP Growth
Portfolio -- Initial Class, VIP Growth Portfolio --Service Class 2, VIP Mid Cap Portfolio -- Service Class 2, VIP Overseas Portfolio -- Initial Class, VIP Value Strategies Portfolio -- Service Class 2; Franklin Templeton Variable Insurance Products Trust -- Franklin Income Securities Fund --Class 2 Shares, Mutual Shares Securities Fund -- Class 2 Shares, Templeton Foreign Securities Fund -- Class 1 Shares, Templeton Global Income Securities Fund -- Class 1 Shares, Templeton Growth Securities Fund -- Class 2 Shares; GE Investments Funds, Inc. -- Global Income Fund, Income Fund, International Equity Fund, Mid-Cap Equity Fund, Money Market Fund, Premier Growth Equity Fund, Real Estate Securities Fund, S&P 500(R) Index Fund, Small-Cap Equity Fund, Total Return Fund -- Class 1 shares, Total Return Fund -- Class 3 shares, U.S. Equity Fund, Value Equity Fund; Goldman Sachs Variable Insurance Trust -- Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund; Janus Aspen
Series -- Balanced Portfolio -- Institutional Shares, Balanced
Portfolio -- Service Shares, Flexible Bond Portfolio --Institutional Shares, Forty Portfolio -- Institutional Shares, Forty Portfolio -- Service Shares, Global Life Sciences Portfolio -- Service Shares, Global Technology
Portfolio -- Service Shares, International Growth Portfolio -- Institutional Shares, International Growth Portfolio -- Service Shares, Large Cap Growth Portfolio -- Institutional Shares, Large Cap Growth Portfolio -- Service Shares, Mid Cap Growth Portfolio -- Institutional Shares, Mid Cap Growth Portfolio -- Service Shares, Worldwide Growth Portfolio -- Institutional Shares, Worldwide Growth Portfolio -- Service Shares; Legg Mason Partners Variable Portfolios I, Inc. -- Legg Mason Partners Variable All Cap
Portfolio -- Class II, Legg Mason Partners Variable Investors
Portfolio -- Class I, Legg Mason Partners Variable Strategic Bond
Portfolio -- Class I, Legg Mason Partners Variable Total Return
Portfolio -- Class I, Legg Mason Partners Variable Total Return
Portfolio -- Class II; Legg Mason Partners Variable Portfolios II -- Legg Mason Partners Variable Aggressive Growth Portfolio -- Class II; MFS(R) Variable Insurance Trust -- MFS(R) Investors Growth Stock Series -- Service Class Shares, MFS(R) Investors Trust Series --Service Class Shares, MFS(R) New Discovery Series -- Service Class Shares, MFS(R) Total Return Series -- Service Class Shares, MFS(R) Utilities Series -- Service Class Shares; Old Mutual Insurance Series Fund. -- Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth Portfolio; Oppenheimer Variable Account Funds -- Oppenheimer Balanced Fund/ VA, Oppenheimer Balanced Fund/VA -- Service Shares, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Capital Appreciation Fund/VA -- Service Shares, Oppenheimer Core Bond Fund/VA, Oppenheimer Global Securities
Fund/VA -- Service Shares, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund/VA -- Service Shares,

Oppenheimer Main Street Small Cap Fund/VA -- Service Shares, Oppenheimer MidCap Fund/VA, Oppenheimer MidCap Fund/VA -- Service Shares; PIMCO Variable Insurance Trust -- All Asset Portfolio -- Advisor Class Shares, Foreign Bond Portfolio (U.S. Dollar Hedged) -- Administrative Class Shares, High Yield
Portfolio -- Administrative Class Shares, Long-Term U.S. Government
Portfolio -- Administrative Class Shares, Low Duration
Portfolio -- Administrative Class Shares, Total Return
Portfolio -- Administrative Class Shares; The Prudential Series Fund,
Inc. -- Jennison 20/20 Focus Portfolio -- Class II, Jennison Portfolio -- Class II Shares, Natural Resources Portfolio -- Class II; Rydex Variable Trust --OTC Fund; Van Kampen Life Investment Trust -- Comstock Portfolio -- Class II Shares, Strategic Growth Portfolio --Class II Shares) as of December 31, 2006, the related statements of operations for the year or lesser period then ended, the statements of changes in net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Genworth Life & Annuity VL Separate Account 1 as of December 31, 2006, the results of their operations for the year or lesser period then ended, the changes in their net assets for each of the years or lesser periods in the two year period then ended, and their financial highlights for each of the years or lesser periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Richmond, Virginia
April 13, 2007

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                     Statements of Assets and Liabilities

                            As of December 31, 2006

                                                             AIM Variable Insurance Funds
                                           -----------------------------------------------------------------
                                                               AIM V.I.                         AIM V.I.
                                               AIM V.I.         Capital        AIM V.I.      International
                                             Basic Value     Appreciation     Core Equity        Growth
                              Consolidated     Fund --          Fund --         Fund --         Fund --
                                 Total     Series II shares Series I shares Series I shares Series II shares
                              ------------ ---------------- --------------- --------------- ----------------
Assets
Investments at fair
  market value (note 2b)..... $333,318,333     902,310          963,927        1,005,306        451,512
Dividend receivable..........      237,995          --               --               --             --
Receivable for units sold....      155,913          --               --               --             --
                              ------------     -------          -------        ---------        -------
       Total assets..........  333,712,241     902,310          963,927        1,005,306        451,512
                              ------------     -------          -------        ---------        -------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....       22,451          10               28               23              4
Payable for units
  withdrawn..................      124,437          11               25               56             28
                              ------------     -------          -------        ---------        -------
       Total liabilities.....      146,888          21               53               79             32
                              ------------     -------          -------        ---------        -------
Net assets attributable
  to variable life
  policy owners.............. $333,565,353     902,289          963,874        1,005,227        451,480
                              ============     =======          =======        =========        =======
Investments in
  securities, at cost........ $288,701,441     796,071          842,521          926,498        374,836
                              ============     =======          =======        =========        =======
Shares outstanding...........   32,814,703      68,150           36,763           36,933         15,489
                              ============     =======          =======        =========        =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006

                                 The Alger American Fund    AllianceBernstein Variable Products Series Fund, Inc.
                              ----------------------------- -----------------------------------------------------
                                  Alger          Alger      AllianceBernstein AllianceBernstein AllianceBernstein
                                 American    American Small      Global          Growth and       International
                                  Growth     Capitalization    Technology          Income             Value
                               Portfolio --   Portfolio --    Portfolio --      Portfolio --      Portfolio --
                              Class O Shares Class O Shares      Class B           Class B           Class B
                              -------------- -------------- ----------------- ----------------- -----------------
Assets
Investments at fair
  market value (note 2b).....   $4,047,240     3,755,934         199,084          6,017,139         1,245,826
Dividend receivable..........           --            --              --                 --                --
Receivable for units sold....           --            --              --                 --                --
                                ----------     ---------         -------          ---------         ---------
       Total assets..........    4,047,240     3,755,934         199,084          6,017,139         1,245,826
                                ----------     ---------         -------          ---------         ---------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....          297           285               2                136                14
Payable for units
  withdrawn..................        2,393            29               5                395                20
                                ----------     ---------         -------          ---------         ---------
       Total liabilities.....        2,690           314               7                531                34
                                ----------     ---------         -------          ---------         ---------
Net assets attributable
  to variable life
  policy owners..............   $4,044,550     3,755,620         199,077          6,016,608         1,245,792
                                ==========     =========         =======          =========         =========
Investments in
  securities, at cost........   $3,629,987     2,823,997         167,159          4,845,367         1,029,627
                                ==========     =========         =======          =========         =========
Shares outstanding...........       98,186       132,158          11,752            223,436            50,357
                                ==========     =========         =======          =========         =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006

                                                                       American
                              AllianceBernstein Variable Products  Century Variable          BlackRock Variable
                                 Series Fund, Inc. (continued)    Portfolios II, Inc.        Series Funds, Inc.
                              ----------------------------------- ------------------- ---------------------------------
                              AllianceBernstein AllianceBernstein                        BlackRock        BlackRock
                                  Large Cap         Small Cap        VP Inflation          Basic            Global
                                   Growth            Growth           Protection         Value V.I.    Allocation V.I.
                                Portfolio --      Portfolio --          Fund --           Fund --          Fund --
                                   Class B           Class B           Class II       Class III Shares Class III Shares
                              ----------------- ----------------- ------------------- ---------------- ----------------
Assets
Investments at fair
  market value (note 2b).....     $630,061           185,424            30,347            199,931           71,933
Dividend receivable..........           --                --                --             24,297            5,231
Receivable for units sold....            3                --                --                 --               --
                                  --------           -------            ------            -------           ------
       Total assets..........      630,064           185,424            30,347            224,228           77,164
                                  --------           -------            ------            -------           ------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....           14                 6                --                  2                1
Payable for units
  withdrawn..................           --                94                --                117               --
                                  --------           -------            ------            -------           ------
       Total liabilities.....           14               100                --                119                1
                                  --------           -------            ------            -------           ------
Net assets attributable
  to variable life
  policy owners..............     $630,050           185,324            30,347            224,109           77,163
                                  ========           =======            ======            =======           ======
Investments in
  securities, at cost........     $551,295           138,421            30,546            197,707           73,349
                                  ========           =======            ======            =======           ======
Shares outstanding...........       23,893            13,879             3,011             12,606            5,324
                                  ========           =======            ======            =======           ======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006

                                 BlackRock Variable             Columbia Funds Variable
                              Series Funds, Inc. (continued)       Insurance Trust I          Dreyfus
                              ------------------------------ ----------------------------- -------------
                                                                               Columbia     The Dreyfus
                               BlackRock       BlackRock                       Marsico       Socially
                               Large Cap         Value          Columbia    International   Responsible
                              Growth V.I.    Opportunities   Marsico Growth Opportunities     Growth
                                Fund --      V.I. Fund --    Fund, Variable Fund, Variable Fund, Inc. --
                               Class III       Class III       Series --      Series --       Initial
                                Shares          Shares          Class A        Class B        Shares
                              -----------    -------------   -------------- -------------- -------------
Assets
Investments at fair
  market value (note 2b).....  $112,496          33,047        1,349,718      1,679,688       99,900
Dividend receivable..........        60          64,819               --             --           --
Receivable for units sold....        --              --               --             --           --
                               --------         -------        ---------      ---------       ------
       Total assets..........   112,556          97,866        1,349,718      1,679,688       99,900
                               --------         -------        ---------      ---------       ------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....        --               2               16             11            4
Payable for units
  withdrawn..................        10              --            1,886          5,923            1
                               --------         -------        ---------      ---------       ------
       Total liabilities.....        10               2            1,902          5,934            5
                               --------         -------        ---------      ---------       ------
Net assets attributable
  to variable life
  policy owners..............  $112,546          97,864        1,347,816      1,673,754       99,895
                               ========         =======        =========      =========       ======
Investments in
  securities, at cost........  $ 94,655         107,385        1,220,411      1,345,220       82,240
                               ========         =======        =========      =========       ======
Shares outstanding...........     9,582          16,360           71,113         76,523        3,511
                               ========         =======        =========      =========       ======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006

                                                        Evergreen
                                    Eaton Vance         Variable         Federated
                                  Variable Trust      Annuity Trust   Insurance Series
                              ----------------------- ------------- --------------------
                                                                    Federated
                                               VT                    American
                                   VT       Worldwide   Evergreen    Leaders   Federated
                              Floating-Rate  Health     VA Omega    Fund II --  Capital
                                 Income     Sciences     Fund --     Primary    Income
                                  Fund        Fund       Class 2      Shares    Fund II
                              ------------- --------- ------------- ---------- ---------
Assets
Investments at fair
  market value (note 2b).....  $1,183,937    421,540     53,794     1,607,326   691,827
Dividend receivable..........       6,730         --         --            --        --
Receivable for units sold....          --         --         --            43        --
                               ----------    -------     ------     ---------   -------
       Total assets..........   1,190,667    421,540     53,794     1,607,369   691,827
                               ----------    -------     ------     ---------   -------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....          10          4         --           127        59
Payable for units
  withdrawn..................       3,254         --         --            --       369
                               ----------    -------     ------     ---------   -------
       Total liabilities.....       3,264          4         --           127       428
                               ----------    -------     ------     ---------   -------
Net assets attributable
  to variable life
  policy owners..............  $1,187,403    421,536     53,794     1,607,242   691,399
                               ==========    =======     ======     =========   =======
Investments in
  securities, at cost........  $1,188,062    379,783     47,370     1,443,041   639,696
                               ==========    =======     ======     =========   =======
Shares outstanding...........     117,922     35,041      3,053        74,586    71,103
                               ==========    =======     ======     =========   =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006

                                                                           Fidelity(R) Variable Insurance
                                 Federated Insurance Series (continued)            Products Fund
                              -------------------------------------------- -----------------------------
                                               Federated
                              Federated High  High Income     Federated      VIP Asset       VIP Asset
                               Income Bond        Bond         Kaufmann     Manager/SM/     Manager/SM/
                                Fund II --     Fund II --     Fund II --   Portfolio --    Portfolio --
                              Primary Shares Service Shares Service Shares Initial Class  Service Class 2
                              -------------- -------------- -------------- -------------  ---------------
Assets
Investments at fair
  market value (note 2b).....   $1,140,148      994,411       1,031,043      7,011,687        144,448
Dividend receivable..........           --           --              --             --             --
Receivable for units sold....        1,013           --              --              5             --
                                ----------      -------       ---------      ---------        -------
       Total assets..........    1,141,161      994,411       1,031,043      7,011,692        144,448
                                ----------      -------       ---------      ---------        -------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....           93           14              15            599             --
Payable for units
  withdrawn..................           --           24              14             --             --
                                ----------      -------       ---------      ---------        -------
       Total liabilities.....           93           38              29            599             --
                                ----------      -------       ---------      ---------        -------
Net assets attributable
  to variable life
  policy owners..............   $1,141,068      994,373       1,031,014      7,011,093        144,448
                                ==========      =======       =========      =========        =======
Investments in
  securities, at cost........   $1,112,345      967,315         833,835      6,622,237        132,385
                                ==========      =======       =========      =========        =======
Shares outstanding...........      145,242      127,325          63,099        446,320          9,337
                                ==========      =======       =========      =========        =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006

                                       Fidelity(R) Variable Insurance Products Fund (continued)
                              ---------------------------------------------------------------------------
                                                                              VIP Dynamic
                                                   VIP            VIP           Capital      VIP Equity-
                               VIP Balanced   Contrafund(R)  Contrafund(R)   Appreciation      Income
                               Portfolio --   Portfolio --   Portfolio --    Portfolio --   Portfolio --
                              Service Class 2 Initial Class Service Class 2 Service Class 2 Initial Class
                              --------------- ------------- --------------- --------------- -------------
Assets
Investments at fair
  market value (note 2b).....     $58,767      20,639,361      6,187,570        87,657       18,218,665
Dividend receivable..........          --              --             --            --               --
Receivable for units sold....          --             569             --            --               --
                                  -------      ----------      ---------        ------       ----------
       Total assets..........      58,767      20,639,930      6,187,570        87,657       18,218,665
                                  -------      ----------      ---------        ------       ----------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....          --           1,739            126             2            1,509
Payable for units
  withdrawn..................          --              --          2,761            11              181
                                  -------      ----------      ---------        ------       ----------
       Total liabilities.....          --           1,739          2,887            13            1,690
                                  -------      ----------      ---------        ------       ----------
Net assets attributable
  to variable life
  policy owners..............     $58,767      20,638,191      6,184,683        87,644       18,216,975
                                  =======      ==========      =========        ======       ==========
Investments in
  securities, at cost........     $56,425      17,091,521      5,377,513        78,660       15,964,851
                                  =======      ==========      =========        ======       ==========
Shares outstanding...........       3,801         655,842        198,893         9,247          695,369
                                  =======      ==========      =========        ======       ==========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006

                                      Fidelity(R) Variable Insurance Products Fund (continued)
                              -------------------------------------------------------------------------
                                VIP Equity-    VIP Growth    VIP Growth &    VIP Growth
                                  Income        & Income        Income      Opportunities  VIP Growth
                               Portfolio --   Portfolio --   Portfolio --   Portfolio --  Portfolio --
                              Service Class 2 Initial Class Service Class 2 Initial Class Initial Class
                              --------------- ------------- --------------- ------------- -------------
Assets
Investments at fair
  market value (note 2b).....   $4,861,210      1,906,069      1,019,807       645,765     11,795,704
Dividend receivable..........           --             --             --            --             --
Receivable for units sold....           --             --             --            --             --
                                ----------      ---------      ---------       -------     ----------
       Total assets..........    4,861,210      1,906,069      1,019,807       645,765     11,795,704
                                ----------      ---------      ---------       -------     ----------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....           75            138             22            48            936
Payable for units
  withdrawn..................        2,664             53          1,854            29            802
                                ----------      ---------      ---------       -------     ----------
       Total liabilities.....        2,739            191          1,876            77          1,738
                                ----------      ---------      ---------       -------     ----------
Net assets attributable
  to variable life
  policy owners..............   $4,858,471      1,905,878      1,017,931       645,688     11,793,966
                                ==========      =========      =========       =======     ==========
Investments in
  securities, at cost........   $4,311,245      1,640,721        853,332       576,573     10,225,259
                                ==========      =========      =========       =======     ==========
Shares outstanding...........      187,909        118,242         64,301        35,560        328,846
                                ==========      =========      =========       =======     ==========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006

                                                                                               Franklin
                                                                                              Templeton
                                                                                               Variable
                                                                                              Insurance
                                Fidelity(R) Variable Insurance Products Fund (continued)    Products Trust
                              ------------------------------------------------------------- --------------
                                                                                               Franklin
                                                                   VIP         VIP Value        Income
                                VIP Growth      VIP Mid Cap     Overseas      Strategies      Securities
                               Portfolio --    Portfolio --   Portfolio --   Portfolio --      Fund --
                              Service Class 2 Service Class 2 Initial Class Service Class 2 Class 2 Shares
                              --------------- --------------- ------------- --------------- --------------
Assets
Investments at fair
  market value (note 2b).....   $1,850,330       6,535,879      6,750,509       209,573         996,142
Dividend receivable..........           --              --             --            --              --
Receivable for units sold....           --              --            268            --          74,766
                                ----------       ---------      ---------       -------       ---------
       Total assets..........    1,850,330       6,535,879      6,750,777       209,573       1,070,908
                                ----------       ---------      ---------       -------       ---------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....           65             307            554             1               2
Payable for units
  withdrawn..................           27           1,938             --            --              --
                                ----------       ---------      ---------       -------       ---------
       Total liabilities.....           92           2,245            554             1               2
                                ----------       ---------      ---------       -------       ---------
Net assets attributable
  to variable life
  policy owners..............   $1,850,238       6,533,634      6,750,223       209,572       1,070,906
                                ==========       =========      =========       =======       =========
Investments in
  securities, at cost........   $1,574,572       5,421,992      5,122,281       201,187         934,993
                                ==========       =========      =========       =======       =========
Shares outstanding...........       52,240         190,829        281,623        15,547          57,381
                                ==========       =========      =========       =======       =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006

                                                                                               GE Investments
                              Franklin Templeton Variable Insurance Products Trust (continued)  Funds, Inc.
                              ---------------------------------------------------------------- --------------
                                                 Templeton       Templeton       Templeton
                              Mutual Shares       Foreign      Global Income       Growth
                                Securities       Securities      Securities      Securities
                                 Fund --          Fund --         Fund --         Fund --          Income
                              Class 2 Shares   Class 1 Shares  Class 1 Shares  Class 2 Shares       Fund
                              --------------   --------------  --------------  --------------  --------------
Assets
Investments at fair
  market value (note 2b).....    $134,080         957,028         833,344         106,176        3,485,525
Dividend receivable..........          --              --              --              --               --
Receivable for units sold....          --              54              25              --               65
                                 --------         -------         -------         -------        ---------
       Total assets..........     134,080         957,082         833,369         106,176        3,485,590
                                 --------         -------         -------         -------        ---------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....           2              81              73              --              234
Payable for units
  withdrawn..................         212              --              --             204               --
                                 --------         -------         -------         -------        ---------
       Total liabilities.....         214              81              73             204              234
                                 --------         -------         -------         -------        ---------
Net assets attributable
  to variable life
  policy owners..............    $133,866         957,001         833,296         105,972        3,485,356
                                 ========         =======         =======         =======        =========
Investments in
  securities, at cost........    $128,929         801,602         775,278         101,247        3,684,315
                                 ========         =======         =======         =======        =========
Shares outstanding...........       6,550          50,396          52,978           6,665          295,383
                                 ========         =======         =======         =======        =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006

                                         GE Investments Funds, Inc. (continued)
                              ------------------------------------------------------------
                              International  Mid-Cap    Money       Premier    Real Estate
                                 Equity      Equity     Market   Growth Equity Securities
                                  Fund        Fund       Fund        Fund         Fund
                              ------------- --------- ---------- ------------- -----------
Assets
Investments at fair
  market value (note 2b).....  $2,345,911   6,031,467 18,067,028   3,260,880    7,370,839
Dividend receivable..........          --          --     75,569          --           --
Receivable for units sold....          78          --         --          --           90
                               ----------   --------- ----------   ---------    ---------
       Total assets..........   2,345,989   6,031,467 18,142,597   3,260,880    7,370,929
                               ----------   --------- ----------   ---------    ---------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....         178         303      1,172         148          448
Payable for units
  withdrawn..................          --       4,000     74,416         951           --
                               ----------   --------- ----------   ---------    ---------
       Total liabilities.....         178       4,303     75,588       1,099          448
                               ----------   --------- ----------   ---------    ---------
Net assets attributable
  to variable life
  policy owners..............  $2,345,811   6,027,164 18,067,009   3,259,781    7,370,481
                               ==========   ========= ==========   =========    =========
Investments in
  securities, at cost........  $1,833,390   5,954,455 18,067,028   2,799,208    6,626,010
                               ==========   ========= ==========   =========    =========
Shares outstanding...........     166,613     331,581 18,067,028      39,685      342,989
                               ==========   ========= ==========   =========    =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006

                                          GE Investments Funds, Inc. (continued)
                              ---------------------------------------------------------------
                                                        Total          Total
                              S&P 500(R)  Small-Cap     Return         Return
                                Index      Equity      Fund --        Fund --     U.S. Equity
                                 Fund       Fund    Class 1 shares Class 3 shares    Fund
                              ----------- --------- -------------- -------------- -----------
Assets
Investments at fair
  market value (note 2b)..... $25,979,532 3,887,850   9,972,345       473,614      2,875,433
Dividend receivable..........          --        --          --            --             --
Receivable for units sold....          --        --          --            --             --
                              ----------- ---------   ---------       -------      ---------
       Total assets..........  25,979,532 3,887,850   9,972,345       473,614      2,875,433
                              ----------- ---------   ---------       -------      ---------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....       1,365       141         390            --            127
Payable for units
  withdrawn..................      10,179       178         344            --            187
                              ----------- ---------   ---------       -------      ---------
       Total liabilities.....      11,544       319         734            --            314
                              ----------- ---------   ---------       -------      ---------
Net assets attributable
  to variable life
  policy owners.............. $25,967,988 3,887,531   9,971,611       473,614      2,875,119
                              =========== =========   =========       =======      =========
Investments in
  securities, at cost........ $21,022,612 3,723,553   8,808,960       474,276      2,371,701
                              =========== =========   =========       =======      =========
Shares outstanding...........     996,912   270,177     563,728        26,773         73,691
                              =========== =========   =========       =======      =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006

                              GE Investments
                               Funds, Inc.   Goldman Sachs Variable
                               (continued)     Insurance Trust          Janus Aspen Series
                              -------------- ---------------------- --------------------------
                                              Goldman     Goldman
                                               Sachs       Sachs      Balanced      Balanced
                                  Value      Growth and   Mid Cap   Portfolio --  Portfolio --
                                  Equity       Income      Value    Institutional   Service
                                   Fund         Fund       Fund        Shares        Shares
                              -------------- ----------  ---------  ------------- ------------
Assets
Investments at fair
  market value (note 2b).....   $1,223,696   1,325,625   7,542,594    7,489,170    4,508,967
Dividend receivable..........           --          --          --           --           --
Receivable for units sold....           --         152       1,884           --           --
                                ----------   ---------   ---------    ---------    ---------
       Total assets..........    1,223,696   1,325,777   7,544,478    7,489,170    4,508,967
                                ----------   ---------   ---------    ---------    ---------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....           22          96         626          613          110
Payable for units
  withdrawn..................           19          --          --        1,462          137
                                ----------   ---------   ---------    ---------    ---------
       Total liabilities.....           41          96         626        2,075          247
                                ----------   ---------   ---------    ---------    ---------
Net assets attributable
  to variable life
  policy owners..............   $1,223,655   1,325,681   7,543,852    7,487,095    4,508,720
                                ==========   =========   =========    =========    =========
Investments in
  securities, at cost........   $1,068,473   1,211,421   7,014,386    6,157,675    3,820,537
                                ==========   =========   =========    =========    =========
Shares outstanding...........      114,364      95,300     468,775      268,525      156,398
                                ==========   =========   =========    =========    =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006

                                                Janus Aspen Series (continued)
                              ------------------------------------------------------------------
                                Flexible                               Global Life     Global
                                  Bond          Forty        Forty       Sciences    Technology
                              Portfolio --  Portfolio --  Portfolio -- Portfolio -- Portfolio --
                              Institutional Institutional   Service      Service      Service
                                 Shares        Shares        Shares       Shares       Shares
                              ------------- ------------- ------------ ------------ ------------
Assets
Investments at fair
  market value (note 2b).....   $865,713      3,026,912     755,618      787,216      374,491
Dividend receivable..........         --             --          --           --           --
Receivable for units sold....         --            234          --           --            5
                                --------      ---------     -------      -------      -------
       Total assets..........    865,713      3,027,146     755,618      787,216      374,496
                                --------      ---------     -------      -------      -------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....         65            217          19           45           23
Payable for units
  withdrawn..................         36             --          59        2,273           --
                                --------      ---------     -------      -------      -------
       Total liabilities.....        101            217          78        2,318           23
                                --------      ---------     -------      -------      -------
Net assets attributable
  to variable life
  policy owners..............   $865,612      3,026,929     755,540      784,898      374,473
                                ========      =========     =======      =======      =======
Investments in
  securities, at cost........   $925,376      2,378,702     580,259      623,483      318,764
                                ========      =========     =======      =======      =======
Shares outstanding...........     77,021        100,362      25,263       83,746       87,703
                                ========      =========     =======      =======      =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006


                                                 Janus Aspen Series (continued)
                              --------------------------------------------------------------------
                              International International   Large Cap    Large Cap      Mid Cap
                                 Growth        Growth        Growth        Growth       Growth
                              Portfolio --  Portfolio --  Portfolio --  Portfolio -- Portfolio --
                              Institutional    Service    Institutional   Service    Institutional
                                 Shares        Shares        Shares        Shares       Shares
                              ------------- ------------- ------------- ------------ -------------
Assets
Investments at fair
  market value (note 2b).....  $9,295,782      963,175      7,406,513     334,446      7,456,981
Dividend receivable..........          --           --             --          --             --
Receivable for units sold....       1,033            4             --           1             --
                               ----------      -------      ---------     -------      ---------
       Total assets..........   9,296,815      963,179      7,406,513     334,447      7,456,981
                               ----------      -------      ---------     -------      ---------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....         727           16            565          15            517
Payable for units
  withdrawn..................          --           --            252          --          1,112
                               ----------      -------      ---------     -------      ---------
       Total liabilities.....         727           16            817          15          1,629
                               ----------      -------      ---------     -------      ---------
Net assets attributable
  to variable life
  policy owners..............  $9,296,088      963,163      7,405,696     334,432      7,455,352
                               ==========      =======      =========     =======      =========
Investments in
  securities, at cost........  $5,651,705      428,725      6,123,370     274,956      5,958,167
                               ==========      =======      =========     =======      =========
Shares outstanding...........     181,523       19,031        320,351      14,643        226,175
                               ==========      =======      =========     =======      =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006

                                                                         Legg Mason Partners
                                  Janus Aspen Series (continued)      Variable Portfolios I, Inc.
                              --------------------------------------- ---------------------------
                                                                       Legg Mason    Legg Mason
                                Mid Cap      Worldwide    Worldwide     Partners      Partners
                                 Growth       Growth        Growth      Variable      Variable
                              Portfolio -- Portfolio --  Portfolio --   All Cap      Investors
                                Service    Institutional   Service    Portfolio --  Portfolio --
                                 Shares       Shares        Shares      Class II      Class I
                              ------------ ------------- ------------ ------------  ------------
Assets
Investments at fair
  market value (note 2b).....   $967,808     9,592,547     640,025      232,418      1,159,011
Dividend receivable..........         --            --          --           --             --
Receivable for units sold....         42            --          --           --             38
                                --------     ---------     -------      -------      ---------
       Total assets..........    967,850     9,592,547     640,025      232,418      1,159,049
                                --------     ---------     -------      -------      ---------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....         25           743          23            2             93
Payable for units
  withdrawn..................         --           406         140           10             --
                                --------     ---------     -------      -------      ---------
       Total liabilities.....         25         1,149         163           12             93
                                --------     ---------     -------      -------      ---------
Net assets attributable
  to variable life
  policy owners..............   $967,825     9,591,398     639,862      232,406      1,158,956
                                ========     =========     =======      =======      =========
Investments in
  securities, at cost........   $654,777     7,912,541     509,474      198,596        949,317
                                ========     =========     =======      =======      =========
Shares outstanding...........     30,065       295,428      19,870       11,888         70,031
                                ========     =========     =======      =======      =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006

                                                                      Legg Mason      MFS(R)
                                                                       Partners      Variable
                                   Legg Mason Partners Variable        Variable      Insurance
                                  Portfolios I, Inc. (continued)     Portfolios II     Trust
                              -------------------------------------- ------------- -------------
                               Legg Mason   Legg Mason   Legg Mason   Legg Mason      MFS(R)
                                Partners     Partners     Partners     Partners      Investors
                                Variable     Variable     Variable     Variable       Growth
                               Strategic      Total        Total      Aggressive       Stock
                                  Bond        Return       Return       Growth       Series --
                              Portfolio -- Portfolio -- Portfolio -- Portfolio --  Service Class
                                Class I      Class I      Class II     Class II       Shares
                              ------------ ------------ ------------ ------------- -------------
Assets
Investments at fair
  market value (note 2b).....  $1,134,454    330,536       48,287       253,855       606,826
Dividend receivable..........          --         --           --            --            --
Receivable for units sold....          56         16           --            --            --
                               ----------    -------       ------       -------       -------
       Total assets..........   1,134,510    330,552       48,287       253,855       606,826
                               ----------    -------       ------       -------       -------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....          91         24          828             3            13
Payable for units
  withdrawn..................          --         --           --            10            57
                               ----------    -------       ------       -------       -------
       Total liabilities.....          91         24          828            13            70
                               ----------    -------       ------       -------       -------
Net assets attributable
  to variable life
  policy owners..............  $1,134,419    330,528       47,459       253,842       606,756
                               ==========    =======       ======       =======       =======
Investments in
  securities, at cost........  $1,182,908    307,672       48,956       208,489       504,601
                               ==========    =======       ======       =======       =======
Shares outstanding...........     110,786     26,917        3,882         9,932        58,181
                               ==========    =======       ======       =======       =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006

                                                                                        Old Mutual
                                                                                         Insurance
                                     MFS(R) Variable Insurance Trust (continued)        Series Fund
                              --------------------------------------------------------- -----------
                                  MFS(R)         MFS(R)        MFS(R)        MFS(R)
                              Investors Trust New Discovery Total Return    Utilities
                                 Series --      Series --     Series --     Series --   Old Mutual
                               Service Class  Service Class Service Class Service Class  Growth II
                                  Shares         Shares        Shares        Shares      Portfolio
                              --------------- ------------- ------------- ------------- -----------
Assets
Investments at fair
  market value (note 2b).....    $902,452        825,625       194,873      3,014,256     631,626
Dividend receivable..........          --             --            --             --          --
Receivable for units sold....          --             --        74,955             --          --
                                 --------        -------       -------      ---------     -------
       Total assets..........     902,452        825,625       269,828      3,014,256     631,626
                                 --------        -------       -------      ---------     -------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....           6             27             2             46          42
Payable for units
  withdrawn..................           2             27            --             99          92
                                 --------        -------       -------      ---------     -------
       Total liabilities.....           8             54             2            145         134
                                 --------        -------       -------      ---------     -------
Net assets attributable
  to variable life
  policy owners..............    $902,444        825,571       269,826      3,014,111     631,492
                                 ========        =======       =======      =========     =======
Investments in
  securities, at cost........    $703,417        668,102       184,411      1,895,725     602,934
                                 ========        =======       =======      =========     =======
Shares outstanding...........      41,838         48,141         8,993        103,904      50,490
                                 ========        =======       =======      =========     =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006

                              Old Mutual
                               Insurance
                              Series Fund
                              (continued)        Oppenheimer Variable Account Funds
                              ----------- -------------------------------------------------
                                                                               Oppenheimer
                                                      Oppenheimer                Capital
                              Old Mutual               Balanced   Oppenheimer  Appreciation
                               Large Cap  Oppenheimer Fund/VA --    Capital     Fund/VA --
                                Growth     Balanced     Service   Appreciation   Service
                               Portfolio    Fund/VA     Shares      Fund/VA       Shares
                              ----------- ----------- ----------- ------------ ------------
Assets
Investments at fair
  market value (note 2b)..... $1,018,784   5,297,009    531,214    6,081,301     598,170
Dividend receivable..........         --          --         --           --          --
Receivable for units sold....         --         199          2           --          --
                              ----------   ---------    -------    ---------     -------
       Total assets..........  1,018,784   5,297,208    531,216    6,081,301     598,170
                              ----------   ---------    -------    ---------     -------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....         71         487          2          454           8
Payable for units
  withdrawn..................         69          --         --          115          15
                              ----------   ---------    -------    ---------     -------
       Total liabilities.....        140         487          2          569          23
                              ----------   ---------    -------    ---------     -------
Net assets attributable
  to variable life
  policy owners.............. $1,018,644   5,296,721    531,214    6,080,732     598,147
                              ==========   =========    =======    =========     =======
Investments in
  securities, at cost........ $  918,005   4,755,320    496,021    5,028,348     527,269
                              ==========   =========    =======    =========     =======
Shares outstanding...........     51,926     299,435     30,234      146,785      14,558
                              ==========   =========    =======    =========     =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006

                                          Oppenheimer Variable Account Funds (continued)
                              -----------------------------------------------------------------------
                                                                                        Oppenheimer
                                             Oppenheimer                 Oppenheimer    Main Street
                              Oppenheimer Global Securities Oppenheimer  Main Street     Small Cap
                               Core Bond     Fund/VA --     High Income   Fund/VA --     Fund/VA --
                                Fund/VA    Service Shares     Fund/VA   Service Shares Service Shares
                              ----------- ----------------- ----------- -------------- --------------
Assets
Investments at fair
  market value (note 2b)..... $2,945,471      4,410,823      5,218,727    2,130,323       973,826
Dividend receivable..........         --             --             --           --            --
Receivable for units sold....        118             --             --           --            --
                              ----------      ---------      ---------    ---------       -------
       Total assets..........  2,945,589      4,410,823      5,218,727    2,130,323       973,826
                              ----------      ---------      ---------    ---------       -------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....        256             89            413           45            12
Payable for units
  withdrawn..................         --            296            162          157            56
                              ----------      ---------      ---------    ---------       -------
       Total liabilities.....        256            385            575          202            68
                              ----------      ---------      ---------    ---------       -------
Net assets attributable
  to variable life
  policy owners.............. $2,945,333      4,410,438      5,218,152    2,130,121       973,758
                              ==========      =========      =========    =========       =======
Investments in
  securities, at cost........ $2,934,350      3,331,605      5,147,196    1,665,414       838,606
                              ==========      =========      =========    =========       =======
Shares outstanding...........    263,931        120,878        610,377       86,669        51,308
                              ==========      =========      =========    =========       =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006

                                 Oppenheimer Variable
                              Account Funds (continued)        PIMCO Variable Insurance Trust
                              -------------------------- ------------------------------------------
                                                                       Foreign Bond
                                                                        Portfolio
                                           Oppenheimer    All Asset    (U.S. Dollar    High Yield
                              Oppenheimer  MidCap Fund/  Portfolio --   Hedged) --    Portfolio --
                                MidCap        VA --        Advisor    Administrative Administrative
                                Fund/VA   Service Shares Class Shares  Class Shares   Class Shares
                              ----------- -------------- ------------ -------------- --------------
Assets
Investments at fair
  market value (note 2b)..... $7,091,795     245,785        86,993       188,394       2,539,765
Dividend receivable..........         --          --            --           541          14,953
Receivable for units sold....         35          --            --            --              --
                              ----------     -------        ------       -------       ---------
       Total assets..........  7,091,830     245,785        86,993       188,935       2,554,718
                              ----------     -------        ------       -------       ---------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....        567           4         2,106             4              33
Payable for units
  withdrawn..................         --           4             1             8           1,546
                              ----------     -------        ------       -------       ---------
       Total liabilities.....        567           8         2,107            12           1,579
                              ----------     -------        ------       -------       ---------
Net assets attributable
  to variable life
  policy owners.............. $7,091,263     245,777        84,886       188,923       2,553,139
                              ==========     =======        ======       =======       =========
Investments in
  securities, at cost........ $6,521,724     202,385        88,118       189,659       2,459,561
                              ==========     =======        ======       =======       =========
Shares outstanding...........    139,465       4,897         7,448        18,653         304,528
                              ==========     =======        ======       =======       =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006

                               PIMCO Variable Insurance Trust (continued)     The Prudential Series Fund
                              --------------------------------------------- -------------------------------
                                 Long-Term
                              U.S. Government  Low Duration   Total Return  Jennison 20/20
                               Portfolio --    Portfolio --   Portfolio --       Focus         Jennison
                              Administrative  Administrative Administrative  Portfolio --    Portfolio --
                               Class Shares    Class Shares   Class Shares  Class II Shares Class II Shares
                              --------------- -------------- -------------- --------------- ---------------
Assets
Investments at fair
  market value (note 2b).....   $3,305,370       284,470       8,241,291        116,075         16,958
Dividend receivable..........       11,925         1,235          32,635             --             --
Receivable for units sold....          158            --              --              2             --
                                ----------       -------       ---------        -------         ------
       Total assets..........    3,317,453       285,705       8,273,926        116,077         16,958
                                ----------       -------       ---------        -------         ------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....           50             2             196              4              1
Payable for units
  withdrawn..................           --            --              42             --             --
                                ----------       -------       ---------        -------         ------
       Total liabilities.....           50             2             238              4              1
                                ----------       -------       ---------        -------         ------
Net assets attributable
  to variable life
  policy owners..............   $3,317,403       285,703       8,273,688        116,073         16,957
                                ==========       =======       =========        =======         ======
Investments in
  securities, at cost........   $3,503,100       285,289       8,404,085        105,031         16,024
                                ==========       =======       =========        =======         ======
Shares outstanding...........      316,910        28,277         814,357          7,342            816
                                ==========       =======       =========        =======         ======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                            As of December 31, 2006

                              The Prudential   Rydex
                                Series Fund   Variable   Van Kampen Life Investment
                                (continued)    Trust                Trust
                              --------------- -------- -------------------------------
                                  Natural                                 Strategic
                                 Resources                Comstock         Growth
                               Portfolio --     OTC     Portfolio --    Portfolio --
                              Class II Shares   Fund   Class II Shares Class II Shares
                              --------------- -------- --------------- ---------------
Assets
Investments at fair
  market value (note 2b).....    $688,432     323,267     1,857,584        429,964
Dividend receivable..........          --          --            --             --
Receivable for units sold....          --          --            --             --
                                 --------     -------     ---------        -------
       Total assets..........     688,432     323,267     1,857,584        429,964
                                 --------     -------     ---------        -------
Liabilities
Accrued expenses payable
  to affiliate (note 4b).....          10           4            23              4
Payable for units
  withdrawn..................          20          40            66              2
                                 --------     -------     ---------        -------
       Total liabilities.....          30          44            89              6
                                 --------     -------     ---------        -------
Net assets attributable
  to variable life
  policy owners..............    $688,402     323,223     1,857,495        429,958
                                 ========     =======     =========        =======
Investments in
  securities, at cost........    $641,364     298,285     1,638,403        391,310
                                 ========     =======     =========        =======
Shares outstanding...........      15,114      21,005       126,366         15,065
                                 ========     =======     =========        =======


                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                           Statements of Operations


                                                               AIM Variable Insurance Funds
                                       ----------------------------------------------------------------------------
                                        AIM V.I. Basic    AIM V.I. Capital    AIM V.I. Core  AIM V.I. International
                          Consolidated  Value Fund --   Appreciation Fund -- Equity Fund --      Growth Fund --
                             Total     Series II shares   Series I shares    Series I shares    Series II shares
                          ------------ ---------------- -------------------- --------------- ----------------------
                           Year ended
                          December 31,
                              2006                             Year ended December 31, 2006
                          ------------ ----------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $ 6,975,588        3,430                548             15,010              3,638
   Expenses -- Mortality
     and expense risk
     charges -- Type
     I (note 4a).........     416,615           --                 --                 --                 --
   Expenses -- Mortality
     and expense risk
     charges -- Type
     II (note 4a)........     636,046        1,022              3,351              2,607                437
   Expenses -- Mortality
     and expense risk
     charges -- Type
     IV (note 4a)........      12,948           --                 --                 --                 --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type V
     (note 4a)...........   1,257,692           --                 --                 --                 --
                          -----------       ------            -------            -------             ------
Net investment income
  (expense)..............   4,652,287        2,408             (2,803)            12,403              3,201
                          -----------       ------            -------            -------             ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............  11,098,720       19,664            112,147            172,621             26,780
   Change in unrealized
     appreciation
     (depreciation)......  11,576,908       37,915            (53,711)           (52,631)            48,291
   Capital gain
     distributions.......   9,653,882       35,003                 --                 --                 --
                          -----------       ------            -------            -------             ------
Net realized and
  unrealized gain (loss)
  on investments.........  32,329,510       92,582             58,436            119,990             75,071
                          -----------       ------            -------            -------             ------
Increase (decrease) in
  net assets from
  operations............. $36,981,797       94,990             55,633            132,393             78,272
                          ===========       ======            =======            =======             ======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                  The Alger American Fund              AllianceBernstein Variable Products Series Fund, Inc.
                          ---------------------------------------  --------------------------------------------------------------
                                                 Alger American
                            Alger American    Small Capitalization  AllianceBernstein    AllianceBernstein    AllianceBernstein
                          Growth Portfolio --     Portfolio --      Global Technology    Growth and Income   International Value
                            Class O Shares       Class O Shares    Portfolio -- Class B Portfolio -- Class B Portfolio -- Class B
                          ------------------- -------------------- -------------------- -------------------- --------------------
                                Year ended December 31, 2006                        Year ended December 31, 2006
                          ---------------------------------------  --------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........      $  5,553                  --                   --               66,075               13,639
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........         8,053               7,710                   --                  806                   --
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........        12,237               8,433                  172               12,958                  977
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........            --                  --                   --                   --                   --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type V
     (note 4a)...........        18,893              19,275                   --                2,401                   --
                               --------             -------               ------              -------              -------
Net investment income
  (expense)..............       (33,630)            (35,418)                (172)              49,910               12,662
                               --------             -------               ------              -------              -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............        55,634             425,294                1,746              216,799               83,290
   Change in unrealized
     appreciation
     (depreciation)......       116,717             244,461               12,548              321,676              155,492
   Capital gain
     distributions.......            --                  --                   --              296,673               11,835
                               --------             -------               ------              -------              -------
Net realized and
  unrealized gain (loss)
  on investments.........       172,351             669,755               14,294              835,148              250,617
                               --------             -------               ------              -------              -------
Increase (decrease) in
  net assets from
  operations.............      $138,721             634,337               14,122              885,058              263,279
                               ========             =======               ======              =======              =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                                               American Century
                          AllianceBernstein Variable Products      Variable              BlackRock Variable
                             Series Fund, Inc. (continued)    Portfolios II, Inc.        Series Funds, Inc.
                          ----------------------------------  ------------------- -------------------------------
                                                                                                      BlackRock
                          AllianceBernstein AllianceBernstein                        BlackRock         Global
                              Large Cap         Small Cap        VP Inflation     Basic Value V.I. Allocation V.I.
                               Growth            Growth           Protection          Fund --          Fund --
                            Portfolio --      Portfolio --          Fund --          Class III        Class III
                               Class B           Class B           Class II            Shares          Shares
                          ----------------- ----------------- ------------------- ---------------- ---------------
                                                                  Year ended
                             Year ended December 31, 2006      December 31, 2006    Year ended December 31, 2006
                          ----------------------------------  ------------------- -------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     $     --               --               636               5,932           2,080
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........           --               --                --                  --              --
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........        1,677              723                --                 285              70
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........           --               --                --                  --              --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type V
     (note 4a)...........           --               --                --                  --              --
                              --------           ------              ----              ------          ------
Net investment income
  (expense)..............       (1,677)            (723)              636               5,647           2,010
                              --------           ------              ----              ------          ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............       23,864            6,628              (293)              2,026              91
   Change in unrealized
     appreciation
     (depreciation)......      (27,875)          10,573               (73)              3,522          (1,467)
   Capital gain
     distributions.......           --               --                --              19,504           3,151
                              --------           ------              ----              ------          ------
Net realized and
  unrealized gain (loss)
  on investments.........       (4,011)          17,201              (366)             25,052           1,775
                              --------           ------              ----              ------          ------
Increase (decrease) in
  net assets from
  operations.............     $ (5,688)          16,478               270              30,699           3,785
                              ========           ======              ====              ======          ======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               BlackRock Variable Series      Columbia Funds Variable
                                Funds, Inc. (continued)          Insurance Trust I       Dreyfus
                          ----------------------------------  ----------------------- --------------
                                                                          Columbia
                                                              Columbia     Marsico
                                                               Marsico  International  The Dreyfus
                             BlackRock                         Growth   Opportunities    Socially
                             Large Cap      BlackRock Value     Fund,       Fund,      Responsible
                            Growth V.I.    Opportunities V.I. Variable    Variable     Growth Fund,
                              Fund --           Fund --       Series --   Series --      Inc. --
                          Class III Shares  Class III Shares   Class A     Class B    Initial Shares
                          ---------------- ------------------ --------- ------------- --------------
                                                                                        Year ended
                                                                    Year ended         December 31,
                             Year ended December 31, 2006        December 31, 2006         2006
                          ----------------------------------  ----------------------- --------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........      $   60            34,413            --       18,467          113
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........          --                --            --           --           --
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........          51                66         1,781        1,338          465
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........          --                --            --           --           --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type V
     (note 4a)...........          --                --            --           --           --
                               ------           -------        ------      -------        -----
Net investment income
  (expense)..............           9            34,347        (1,781)      17,129         (352)
                               ------           -------        ------      -------        -----
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............         464            (8,550)       35,684      118,449        3,959
   Change in unrealized
     appreciation
     (depreciation)......       6,562           (55,556)       42,072      133,475        4,511
   Capital gain
     distributions.......          --            37,300            --       31,389           --
                               ------           -------        ------      -------        -----
Net realized and
  unrealized gain (loss)
  on investments.........       7,026           (26,806)       77,756      283,313        8,470
                               ------           -------        ------      -------        -----
Increase (decrease) in
  net assets from
  operations.............      $7,035             7,541        75,975      300,442        8,118
                               ======           =======        ======      =======        =====

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                                  Evergreen
                               Eaton Vance        Variable         Federated
                             Variable Trust     Annuity Trust   Insurance Series
                          --------------------  ------------- --------------------
                                                              Federated
                              VT         VT                    American
                          Floating -- Worldwide Evergreen VA   Leaders   Federated
                             Rate      Health       Omega     Fund II --  Capital
                            Income    Sciences     Fund --     Primary    Income
                             Fund       Fund       Class 2      Shares    Fund II
                          ----------- --------- ------------- ---------- ---------
                                                 Year ended
                               Year ended       December 31,       Year ended
                            December 31, 2006       2006       December 31, 2006
                          --------------------  ------------- --------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $62,934        --          --       30,144    38,335
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........        --        --          --        3,734       832
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........       991       470          --        1,960     1,114
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........        --        --          --           --        --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type V
     (note 4a)...........        --        --          --        8,179     4,751
                            -------    ------       -----      -------    ------
Net investment income
  (expense)..............    61,943      (470)         --       16,271    31,638
                            -------    ------       -----      -------    ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............      (735)    7,512          78       15,612       581
   Change in unrealized
     appreciation
     (depreciation)......    (2,876)   (5,305)      2,589       20,898    53,948
   Capital gain
     distributions.......        --        --          --      161,929        --
                            -------    ------       -----      -------    ------
Net realized and
  unrealized gain (loss)
  on investments.........    (3,611)    2,207       2,667      198,439    54,529
                            -------    ------       -----      -------    ------
Increase (decrease) in
  net assets from
  operations.............   $58,332     1,737       2,667      214,710    86,167
                            =======    ======       =====      =======    ======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                                                   Fidelity(R) Variable
                          Federated Insurance Series (continued)  Insurance Products Fund
                          -------------------------------------- -------------------------
                           Federated     Federated
                          High Income   High Income  Federated    VIP Asset    VIP Asset
                             Bond          Bond       Kaufmann   Manager/SM/  Manager/SM/
                          Fund II --    Fund II --   Fund II --  Portfolio -- Portfolio --
                            Primary       Service     Service      Initial      Service
                            Shares        Shares       Shares       Class       Class 2
                          -----------   -----------  ----------  ------------ ------------
                                                                        Year ended
                             Year ended December 31, 2006            December 31, 2006
                          -------------------------------------- -------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  $ 97,862       82,198        5,746      189,468       3,604
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........     1,761           --           --       19,034          --
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........     2,344        1,505        1,567        2,760           6
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........        --           --           --           --          --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type V
     (note 4a)...........     7,508           --           --       51,169          --
                           --------       ------      -------      -------       -----
Net investment income
  (expense)..............    86,249       80,693        4,179      116,505       3,598
                           --------       ------      -------      -------       -----
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   (14,313)      (1,487)      77,650       26,808         520
   Change in unrealized
     appreciation
     (depreciation)......    33,406       17,910       39,540      278,796       5,731
   Capital gain
     distributions.......        --           --        7,251           --          --
                           --------       ------      -------      -------       -----
Net realized and
  unrealized gain (loss)
  on investments.........    19,093       16,423      124,441      305,604       6,251
                           --------       ------      -------      -------       -----
Increase (decrease) in
  net assets from
  operations.............  $105,342       97,116      128,620      422,109       9,849
                           ========       ======      =======      =======       =====

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                  Fidelity(R) Variable Insurance Products Fund (continued)
                          -----------------------------------------------------------------------
                                                                            VIP
                                                                          Dynamic
                                                 VIP           VIP        Capital
                                            Contrafund(R) Contrafund(R) Appreciation      VIP
                            VIP Balanced    Portfolio --  Portfolio --  Portfolio -- Equity-Income
                            Portfolio --       Initial       Service      Service    Portfolio --
                           Service Class 2      Class        Class 2      Class 2    Initial Class
                          ----------------- ------------- ------------- ------------ -------------
                             Period from
                              May 1 to
                          December 31, 2006              Year ended December 31, 2006
                          ----------------- -----------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........      $   --           265,795       57,633          197        806,359
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........          --            29,571           --           --         44,227
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........          11            34,539       13,615          201         14,785
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........          --                --           --           --             --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type V
     (note 4a)...........          --           143,772           --           --        120,409
                               ------        ----------     --------       ------      ---------
Net investment income
  (expense)..............         (11)           57,913       44,018           (4)       626,938
                               ------        ----------     --------       ------      ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............          16         1,343,153      325,776       10,659        600,180
   Change in unrealized
     appreciation
     (depreciation)......       2,342        (1,032,042)    (267,106)      (2,690)       (42,383)
   Capital gain
     distributions.......          --         1,640,036      487,977        2,335      1,878,025
                               ------        ----------     --------       ------      ---------
Net realized and
  unrealized gain (loss)
  on investments.........       2,358         1,951,147      546,647       10,304      2,435,822
                               ------        ----------     --------       ------      ---------
Increase (decrease) in
  net assets from
  operations.............      $2,347         2,009,060      590,665       10,300      3,062,760
                               ======        ==========     ========       ======      =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               Fidelity(R) Variable Insurance Products Fund (continued)
                          -----------------------------------------------------------------
                                            VIP          VIP
                               VIP        Growth &     Growth &    VIP Growth       VIP
                          Equity-Income    Income       Income    Opportunities    Growth
                          Portfolio --  Portfolio -- Portfolio -- Portfolio --  Portfolio --
                             Service      Initial      Service       Initial      Initial
                             Class 2       Class       Class 2        Class        Class
                          ------------- ------------ ------------ ------------- ------------
                                             Year ended December 31, 2006
                          -----------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $189,567       17,089        6,401        5,362        47,226
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........         --        3,873           --          941        34,049
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........      8,250        5,160        2,448        2,017        14,075
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........         --           --           --           --            --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type V
     (note 4a)...........         --        6,910           --        3,273        67,182
                            --------      -------      -------       ------       -------
Net investment income
  (expense)..............    181,317        1,146        3,953         (869)      (68,080)
                            --------      -------      -------       ------       -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    134,678       80,393       25,416        8,981       256,127
   Change in unrealized
     appreciation
     (depreciation)......      8,359       81,092       55,831        8,562       494,545
   Capital gain
     distributions.......    490,028       47,748       23,166           --            --
                            --------      -------      -------       ------       -------
Net realized and
  unrealized gain (loss)
  on investments.........    633,065      209,233      104,413       17,543       750,672
                            --------      -------      -------       ------       -------
Increase (decrease) in
  net assets from
  operations.............   $814,382      210,379      108,366       16,674       682,592
                            ========      =======      =======       ======       =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                                                                     Franklin
                                                                                    Templeton
                                                                                     Variable
                                                                                    Insurance
                                                                                     Products
                          Fidelity(R) Variable Insurance Products Fund (continued)    Trust
                          -------------------------------------------------------  ------------
                                                                                     Franklin
                              VIP            VIP           VIP        VIP Value       Income
                             Growth        Mid Cap       Overseas     Strategies    Securities
                          Portfolio --   Portfolio --  Portfolio --  Portfolio --    Fund --
                            Service        Service       Initial       Service       Class 2
                            Class 2        Class 2        Class        Class 2        Shares
                          ------------   ------------  ------------  ------------  ------------
                                                                                    Year ended
                                                                                   December 31,
                                     Year ended December 31, 2006                      2006
                          -------------------------------------------------------  ------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $  3,030         85,026       92,648         3,507        16,822
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........         --          3,594       15,794            --            --
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........      8,035         17,008        4,696            60           179
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........         --             --           --            --            --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type V
     (note 4a)...........         --         18,410       42,055            --            --
                            --------       --------      -------        ------        ------
Net investment income
  (expense)..............     (5,005)        46,014       30,103         3,447        16,643
                            --------       --------      -------        ------        ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     47,201        358,132      537,558          (192)        4,635
   Change in unrealized
     appreciation
     (depreciation)......     65,552       (426,682)     394,653           667        63,497
   Capital gain
     distributions.......         --        729,850           --        22,110         1,290
                            --------       --------      -------        ------        ------
Net realized and
  unrealized gain (loss)
  on investments.........    112,753        661,300      932,211        22,585        69,422
                            --------       --------      -------        ------        ------
Increase (decrease) in
  net assets from
  operations.............   $107,748        707,314      962,314        26,032        86,065
                            ========       ========      =======        ======        ======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                                                                   GE
                          Franklin Templeton Variable Insurance Products Trust Investments
                                             (continued)                       Funds, Inc.
                          --------------------------------------------------   -----------
                                                  Templeton
                            Mutual     Templeton    Global
                            Shares      Foreign     Income
                          Securities   Securities Securities     Templeton
                           Fund --      Fund --    Fund --   Growth Securities
                           Class 2      Class 1    Class 1        Fund --        Income
                            Shares       Shares     Shares    Class 2 Shares      Fund
                          ----------   ---------- ---------- ----------------- -----------
                                                                Period from    Year ended
                                                                 May 1 to       December
                            Year ended December 31, 2006     December 31, 2006  31, 2006
                          --------------------------------   ----------------- -----------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $   45        9,279     23,334           159         157,187
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........       --          727        539            --           3,495
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........       41        1,492      1,708            18           4,832
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........       --           --         --            --             273
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type V
     (note 4a)...........       --        5,711      6,012            --          19,808
                            ------      -------     ------         -----         -------
Net investment income
  (expense)..............        4        1,349     15,075           141         128,779
                            ------      -------     ------         -----         -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............      495       35,550     12,249           175         (69,586)
   Change in unrealized
     appreciation
     (depreciation)......    5,151      115,014     62,714         4,929          57,460
   Capital gain
     distributions.......       56           --         --           442              --
                            ------      -------     ------         -----         -------
Net realized and
  unrealized gain (loss)
  on investments.........    5,702      150,564     74,963         5,546         (12,126)
                            ------      -------     ------         -----         -------
Increase (decrease) in
  net assets from
  operations.............   $5,706      151,913     90,038         5,687         116,653
                            ======      =======     ======         =====         =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                 GE Investments Funds, Inc. (continued)
                          ----------------------------------------------------
                                                          Premier
                          International  Mid-Cap  Money   Growth   Real Estate
                             Equity      Equity   Market  Equity   Securities
                              Fund        Fund     Fund    Fund       Fund
                          ------------- --------  ------- -------  -----------
                                      Year ended December 31, 2006
                          ----------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $ 26,184      92,954  855,055  13,499     189,272
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........      3,282       4,590   14,630   2,481       8,797
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........      5,342      14,541   42,955  11,220      12,613
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........         --          --      102      --          --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type V
     (note 4a)...........      7,795      18,869   94,425   5,663      28,716
                            --------    --------  ------- -------   ---------
Net investment income
  (expense)..............      9,765      54,954  702,943  (5,865)    139,146
                            --------    --------  ------- -------   ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    135,076     250,035       -- 131,695     327,982
   Change in unrealized
     appreciation
     (depreciation)......    214,673    (521,030)      -- 144,320     393,559
   Capital gain
     distributions.......         --     677,256       --      --     974,304
                            --------    --------  ------- -------   ---------
Net realized and
  unrealized gain (loss)
  on investments.........    349,749     406,261       -- 276,015   1,695,845
                            --------    --------  ------- -------   ---------
Increase (decrease) in
  net assets from
  operations.............   $359,514     461,215  702,943 270,150   1,834,991
                            ========    ========  ======= =======   =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                          GE Investments Funds, Inc. (continued)
                          -----------------------------------------------------------------------
                          S&P 500(R) Small-Cap  Total Return    Total Return
                            Index     Equity      Fund --          Fund --         U.S. Equity
                             Fund      Fund    Class 1 shares  Class 3 shares         Fund
                          ---------- --------- -------------- ----------------- -----------------
                                                                 Period from
                                                                  May 1 to         Year ended
                             Year ended December 31, 2006     December 31, 2006 December 31, 2006
                          ----------------------------------- ----------------- -----------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $  413,593   29,480      175,746          7,822             38,805
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........     33,201      716       10,043             --              1,878
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........     65,706    9,394        7,264             --              8,432
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........     10,068       --        2,505             --                 --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type V
     (note 4a)...........     52,451    7,037       25,006             --              4,522
                          ---------- --------    ---------         ------            -------
Net investment income
  (expense)..............    252,167   12,333      130,928          7,822             23,973
                          ---------- --------    ---------         ------            -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    931,500  177,287      242,416             55            120,212
   Change in unrealized
     appreciation
     (depreciation)......  2,226,885 (174,055)     670,300           (662)           242,116
   Capital gain
     distributions.......         --  441,097      128,244          5,590                 --
                          ---------- --------    ---------         ------            -------
Net realized and
  unrealized gain (loss)
  on investments.........  3,158,385  444,329    1,040,960          4,983            362,328
                          ---------- --------    ---------         ------            -------
Increase (decrease) in
  net assets from
  operations............. $3,410,552  456,662    1,171,888         12,805            386,301
                          ========== ========    =========         ======            =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               GE
                          Investments
                          Funds, Inc.  Goldman Sachs Variable
                          (continued)      Insurance Trust         Janus Aspen Series
                          ------------ ----------------------- --------------------------
                                                      Goldman    Balanced      Balanced
                                       Goldman Sachs Sachs Mid Portfolio --  Portfolio --
                          Value Equity  Growth and   Cap Value Institutional   Service
                              Fund      Income Fund    Fund       Shares        Shares
                          ------------ ------------- --------- ------------- ------------
                           Year ended
                          December 31,       Year ended                Year ended
                              2006        December 31, 2006        December 31, 2006
                          ------------ ----------------------- --------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $ 20,678       20,503      207,848    158,255       83,386
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........         --          965        7,395     12,531           --
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........      2,409        3,276       14,616     15,037       12,932
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........         --           --           --         --           --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type
     V (note 4a).........         --        3,848       52,239     46,496           --
                            --------      -------    ---------    -------      -------
Net investment income
  (expense)..............     18,269       12,414      133,598     84,191       70,454
                            --------      -------    ---------    -------      -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     29,897       45,036      255,831    245,535      114,646
   Change in unrealized
     appreciation
     (depreciation)......     40,106       69,075        7,879    369,024      230,801
   Capital gain
     distributions.......     93,679       49,275      610,638         --           --
                            --------      -------    ---------    -------      -------
Net realized and
  unrealized gain (loss)
  on investments.........    163,682      163,386      874,348    614,559      345,447
                            --------      -------    ---------    -------      -------
Increase (decrease) in
  net assets from
  operations.............   $181,951      175,800    1,007,946    698,750      415,901
                            ========      =======    =========    =======      =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                            Janus Aspen Series (continued)
                          -----------------------------------------------------------------
                                                                   Global Life     Global
                          Flexible Bond     Forty        Forty       Sciences    Technology
                          Portfolio --  Portfolio --  Portfolio -- Portfolio -- Portfolio --
                          Institutional Institutional   Service      Service      Service
                             Shares        Shares        Shares       Shares       Shares
                          ------------- ------------- ------------ ------------ ------------
                                             Year ended December 31, 2006
                          -----------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $ 42,464        10,637        1,013           --           --
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........      1,950         2,915           --          293          418
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........      2,041        12,181        2,092        2,080        1,666
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........         --            --           --           --           --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type
     V (note 4a).........      4,021        11,662           --        3,186          619
                            --------       -------       ------       ------       ------
Net investment income
  (expense)..............     34,452       (16,121)      (1,079)      (5,559)      (2,703)
                            --------       -------       ------       ------       ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    (17,658)      161,805       21,744       54,610        9,868
   Change in unrealized
     appreciation
     (depreciation)......      8,559        86,378       39,636        4,098       17,211
   Capital gain
     distributions.......      1,827            --           --           --           --
                            --------       -------       ------       ------       ------
Net realized and
  unrealized gain (loss)
  on investments.........     (7,272)      248,183       61,380       58,708       27,079
                            --------       -------       ------       ------       ------
Increase (decrease) in
  net assets from
  operations.............   $ 27,180       232,062       60,301       53,149       24,376
                            ========       =======       ======       ======       ======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                             Janus Aspen Series (continued)
                          -------------------------------------------------------------------
                          International International   Large Cap    Large Cap      Mid Cap
                             Growth        Growth        Growth        Growth       Growth
                          Portfolio --  Portfolio --  Portfolio --  Portfolio -- Portfolio --
                          Institutional    Service    Institutional   Service    Institutional
                             Shares        Shares        Shares        Shares       Shares
                          ------------- ------------- ------------- ------------ -------------
                                              Year ended December 31, 2006
                          -------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  $  152,641       15,534        35,560          894            --
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........       8,614           --        15,557           --        17,379
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........      23,018        1,743        16,754        1,644        21,511
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........          --           --            --           --            --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type
     V (note 4a).........      39,807           --        36,424           --        22,066
                           ----------      -------       -------       ------       -------
Net investment income
  (expense)..............      81,202       13,791       (33,175)        (750)      (60,956)
                           ----------      -------       -------       ------       -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     668,393       45,536       148,203        6,866       211,058
   Change in unrealized
     appreciation
     (depreciation)......   2,098,149      263,190       615,743       26,325       717,287
   Capital gain
     distributions.......          --           --            --           --            --
                           ----------      -------       -------       ------       -------
Net realized and
  unrealized gain (loss)
  on investments.........   2,766,542      308,726       763,946       33,191       928,345
                           ----------      -------       -------       ------       -------
Increase (decrease) in
  net assets from
  operations.............  $2,847,744      322,517       730,771       32,441       867,389
                           ==========      =======       =======       ======       =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                                                     Legg Mason Partners
                              Janus Aspen Series (continued)      Variable Portfolios I, Inc.
                          --------------------------------------- ---------------------------
                                                                   Legg Mason    Legg Mason
                            Mid Cap      Worldwide    Worldwide     Partners      Partners
                             Growth       Growth        Growth      Variable      Variable
                          Portfolio -- Portfolio --  Portfolio --   All Cap      Investors
                            Service    Institutional   Service    Portfolio --  Portfolio --
                             Shares       Shares        Shares      Class II      Class I
                          ------------ ------------- ------------ ------------  ------------
                                                                         Year ended
                               Year ended December 31, 2006           December 31, 2006
                          --------------------------------------- ---------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $     --       158,061       9,473        2,918        17,848
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........         --        21,756          --           --         1,764
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........      2,942        16,078       2,429          217         2,458
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........         --            --          --           --            --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type
     V (note 4a).........         --        46,817          --           --         6,458
                            --------     ---------      ------       ------       -------
Net investment income
  (expense)..............     (2,942)       73,410       7,044        2,701         7,168
                            --------     ---------      ------       ------       -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    132,787       225,006      18,660       19,016        53,684
   Change in unrealized
     appreciation
     (depreciation)......     (2,300)    1,132,215      72,716        9,948        85,483
   Capital gain
     distributions.......         --            --          --        7,504        25,685
                            --------     ---------      ------       ------       -------
Net realized and
  unrealized gain (loss)
  on investments.........    130,487     1,357,221      91,376       36,468       164,852
                            --------     ---------      ------       ------       -------
Increase (decrease) in
  net assets from
  operations.............   $127,545     1,430,631      98,420       39,169       172,020
                            ========     =========      ======       ======       =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                                                  Legg Mason      MFS(R)
                                                                   Partners      Variable
                               Legg Mason Partners Variable        Variable     Insurance
                              Portfolios I, Inc. (continued)     Portfolios II    Trust
                          -------------------------------------  ------------- ------------
                           Legg Mason                             Legg Mason
                            Partners    Legg Mason   Legg Mason    Partners       MFS(R)
                            Variable     Partners     Partners     Variable     Investors
                           Strategic     Variable     Variable    Aggressive   Growth Stock
                              Bond     Total Return Total Return    Growth      Series --
                          Portfolio -- Portfolio -- Portfolio -- Portfolio --    Service
                            Class I      Class I      Class II     Class II    Class Shares
                          ------------ ------------ ------------ ------------- ------------
                                                                  Year ended    Year ended
                                                                 December 31,  December 31,
                               Year ended December 31, 2006          2006          2006
                          -------------------------------------  ------------- ------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $ 60,737       6,732         833            --            --
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........      1,046         852          --            --            --
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........      3,278         799          --           264         1,845
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........         --          --          --            --            --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type
     V (note 4a).........      6,049       1,355          --            --            --
                            --------      ------       -----        ------       -------
Net investment income
  (expense)..............     50,364       3,726         833          (264)       (1,845)
                            --------      ------       -----        ------       -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    (15,176)     19,834           8         6,849        60,742
   Change in unrealized
     appreciation
     (depreciation)......      8,739       7,668        (669)       15,928       (27,111)
   Capital gain
     distributions.......        966       5,874         850            --            --
                            --------      ------       -----        ------       -------
Net realized and
  unrealized gain (loss)
  on investments.........     (5,471)     33,376         189        22,777        33,631
                            --------      ------       -----        ------       -------
Increase (decrease) in
  net assets from
  operations.............   $ 44,893      37,102       1,022        22,513        31,786
                            ========      ======       =====        ======       =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                                                                     Old Mutual
                                                                                      Insurance
                                MFS(R) Variable Insurance Trust (continued)          Series Fund
                          ------------------------------------------------------- -----------------
                                            MFS(R) New  MFS(R) Total    MFS(R)
                          MFS(R) Investors  Discovery      Return     Utilities
                          Trust Series --   Series --    Series --    Series --      Old Mutual
                               Service       Service      Service      Service        Growth II
                            Class Shares   Class Shares Class Shares Class Shares     Portfolio
                          ---------------- ------------ ------------ ------------ -----------------
                                                                                     Year ended
                                       Year ended December 31, 2006               December 31, 2006
                          ------------------------------------------------------- -----------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     $  2,267            --        2,491       46,836             --
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........           --           243           --           --          1,225
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........          670         4,097            6        4,486          2,879
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........           --            --           --           --             --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type V
     (note 4a)...........           --           177           --           --          1,565
                              --------       -------       ------      -------         ------
Net investment income
  (expense)..............        1,597        (4,517)       2,485       42,350         (5,669)
                              --------       -------       ------      -------         ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............       79,171        58,691          239      250,968         15,621
   Change in unrealized
     appreciation
     (depreciation)......       32,558        29,702        9,769      329,288         19,828
   Capital gain
     distributions.......           --        18,685        2,394       95,453             --
                              --------       -------       ------      -------         ------
Net realized and
  unrealized gain (loss)
  on investments.........      111,729       107,078       12,402      675,709         35,449
                              --------       -------       ------      -------         ------
Increase (decrease) in
  net assets from
  operations.............     $113,326       102,561       14,887      718,059         29,780
                              ========       =======       ======      =======         ======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                             Old Mutual
                              Insurance
                             Series Fund
                             (continued)              Oppenheimer Variable Account Funds
                          ----------------- ------------------------------------------------------
                                                                                     Oppenheimer
                             Old Mutual                  Oppenheimer   Oppenheimer     Capital
                              Large Cap     Oppenheimer    Balanced      Capital     Appreciation
                               Growth        Balanced     Fund/VA --   Appreciation   Fund/VA --
                              Portfolio       Fund/VA   Service Shares   Fund/VA    Service Shares
                          ----------------- ----------- -------------- ------------ --------------
                             Year ended
                          December 31, 2006              Year ended December 31, 2006
                          ----------------- ------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........      $    --        139,269        9,467        24,048         1,019
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........        1,842          6,751           --        17,654            --
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........        3,681          4,177          277        11,249           942
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........           --             --           --            --            --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type V
     (note 4a)...........        3,817         45,413           --        28,907            --
                               -------        -------       ------       -------        ------
Net investment income
  (expense)..............       (9,340)        82,928        9,190       (33,762)           77
                               -------        -------       ------       -------        ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............       33,060         35,411          150       278,170        11,321
   Change in unrealized
     appreciation
     (depreciation)......       21,728        158,116       18,043       169,239        29,523
   Capital gain
     distributions.......           --        202,584       14,846            --            --
                               -------        -------       ------       -------        ------
Net realized and
  unrealized gain (loss)
  on investments.........       54,788        396,111       33,039       447,409        40,844
                               -------        -------       ------       -------        ------
Increase (decrease) in
  net assets from
  operations.............      $45,448        479,039       42,229       413,647        40,921
                               =======        =======       ======       =======        ======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                           Oppenheimer Variable Account Funds (continued)
                          -------------------------------------------------------------------------------
                                       Oppenheimer                               Oppenheimer
                                          Global                  Oppenheimer    Main Street
                          Oppenheimer   Securities   Oppenheimer  Main Street     Small Cap    Oppenheimer
                           Core Bond    Fund/VA --   High Income   Fund/VA --     Fund/VA --     MidCap
                            Fund/VA   Service Shares   Fund/VA   Service Shares Service Shares   Fund/VA
                          ----------- -------------- ----------- -------------- -------------- -----------
                                                    Year ended December 31, 2006
                          -------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  $149,750       32,146       413,587       18,937          1,427            --
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........     4,392           --        11,800           --             --        19,841
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........     3,863        9,629         8,833        5,128          1,288         8,718
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........        --           --            --           --             --            --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type V
     (note 4a)...........    22,089           --        32,943           --             --        44,897
                           --------      -------       -------      -------        -------       -------
Net investment income
  (expense)..............   119,406       22,517       360,011       13,809            139       (73,456)
                           --------      -------       -------      -------        -------       -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   (11,065)     198,136       (23,602)      73,473         42,128       116,266
   Change in unrealized
     appreciation
     (depreciation)......     8,380      204,865        96,991      182,678         48,936        93,431
   Capital gain
     distributions.......        --      199,117            --           --         22,404            --
                           --------      -------       -------      -------        -------       -------
Net realized and
  unrealized gain (loss)
  on investments.........    (2,685)     602,118        73,389      256,151        113,468       209,697
                           --------      -------       -------      -------        -------       -------
Increase (decrease) in
  net assets from
  operations.............  $116,721      624,635       433,400      269,960        113,607       136,241
                           ========      =======       =======      =======        =======       =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                             Oppenheimer
                          Variable Account
                          Funds (continued)                      PIMCO Variable Insurance Trust
                          ----------------- ------------------------------------------------------------------------
                                                          Foreign Bond
                                                           Portfolio                      Long-Term
                             Oppenheimer     All Asset    (U.S. Dollar    High Yield   U.S. Government  Low Duration
                               MidCap       Portfolio --   Hedged) --    Portfolio --   Portfolio --    Portfolio --
                             Fund/VA --       Advisor    Administrative Administrative Administrative  Administrative
                           Service Shares   Class Shares  Class Shares   Class Shares   Class Shares    Class Shares
                          ----------------- ------------ -------------- -------------- --------------- --------------
                             Year ended
                          December 31, 2006                       Year ended December 31, 2006
                          ----------------- ------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     $     --          4,423         8,309        173,769         182,792         5,065
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........           --             --            --             --              --            --
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........          415             40           505          4,480           5,374            71
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........           --             --            --             --              --            --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type V
     (note 4a)...........           --             --            --             --              --            --
                              --------         ------        ------        -------        --------         -----
Net investment income
  (expense)..............         (415)         4,383         7,804        169,289         177,418         4,994
                              --------         ------        ------        -------        --------         -----
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............       19,934            103            90         13,954         (39,330)           (8)
   Change in unrealized
     appreciation
     (depreciation)......      (11,981)        (1,140)       (4,538)        30,891        (149,320)         (594)
   Capital gain
     distributions.......           --            163           434             --          32,082            --
                              --------         ------        ------        -------        --------         -----
Net realized and
  unrealized gain (loss)
  on investments.........        7,953           (874)       (4,014)        44,845        (156,568)         (602)
                              --------         ------        ------        -------        --------         -----
Increase (decrease) in
  net assets from
  operations.............     $  7,538          3,509         3,790        214,134          20,850         4,392
                              ========         ======        ======        =======        ========         =====

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                              PIMCO
                             Variable
                            Insurance
                              Trust
                           (continued)         The Prudential Series Fund
                          -------------- --------------------------------------
                                           Jennison                  Natural
                           Total Return  20/20 Focus    Jennison    Resources
                           Portfolio --  Portfolio -- Portfolio -- Portfolio --
                          Administrative   Class II     Class II     Class II
                           Class Shares     Shares       Shares       Shares
                          -------------- ------------ ------------ ------------
                            Year ended
                           December 31,
                               2006           Year ended December 31, 2006
                          -------------- --------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    $396,887          695         --         12,348
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........       1,074           --         --             --
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........      15,743          288         21            645
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........          --           --         --             --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type V
     (note 4a)...........       6,635           --         --             --
                             --------       ------        ---         ------
Net investment income
  (expense)..............     373,435          407        (21)        11,703
                             --------       ------        ---         ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     (61,032)         380         27          8,490
   Change in unrealized
     appreciation
     (depreciation)......     (31,571)       6,898        352         28,237
   Capital gain
     distributions.......          --        2,835         --         48,021
                             --------       ------        ---         ------
Net realized and
  unrealized gain (loss)
  on investments.........     (92,603)      10,113        379         84,748
                             --------       ------        ---         ------
Increase (decrease) in
  net assets from
  operations.............    $280,832       10,520        358         96,451
                             ========       ======        ===         ======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                           Rydex Variable        Van Kampen Life
                                Trust           Investment Trust
                          ----------------- ------------------------
                                                          Strategic
                                              Comstock      Growth
                                            Portfolio -- Portfolio --
                                              Class II     Class II
                              OTC Fund         Shares       Shares
                          ----------------- ------------ ------------
                             Year ended            Year ended
                          December 31, 2006     December 31, 2006
                          ----------------- ------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........      $    --         35,080          --
   Expenses -- Mortality
     and expense risk
     charges -- Type I
     (note 4a)...........           --             --          --
   Expenses -- Mortality
     and expense risk
     charges -- Type II
     (note 4a)...........          462          2,331         434
   Expenses -- Mortality
     and expense risk
     charges -- Type IV
     (note 4a)...........           --             --          --
   Expenses -- Mortality
     and expense risk
     charges and
     administrative
     expenses -- Type V
     (note 4a)...........           --             --          --
                               -------        -------       -----
Net investment income
  (expense)..............         (462)        32,749        (434)
                               -------        -------       -----
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............       13,411         22,685       2,721
   Change in unrealized
     appreciation
     (depreciation)......       11,868        105,152       6,791
   Capital gain
     distributions.......           --         64,977          --
                               -------        -------       -----
Net realized and
  unrealized gain (loss)
  on investments.........       25,279        192,814       9,512
                               -------        -------       -----
Increase (decrease) in
  net assets from
  operations.............      $24,817        225,563       9,078
                               =======        =======       =====


                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                      Statements of Changes in Net Assets

                                                            AIM Variable Insurance Funds
                                                         -------------------------------------
                                                          AIM V.I. Basic   AIM V.I. Capital
                                                           Value Fund --   Appreciation Fund --
                                  Consolidated Total     Series II shares   Series I shares
                              -------------------------  ----------------  -------------------
                                      Year ended            Year ended        Year ended
                                     December 31,          December 31,      December 31,
                              -------------------------  ----------------  -------------------
                                  2006          2005       2006     2005     2006       2005
                              ------------  -----------  -------  -------   -------   -------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $  4,652,287    3,139,514    2,408    2,257   (2,803)    (2,596)
   Net realized gain
     (loss) on
     investments.............   11,098,720    7,213,781   19,664   15,960  112,147     40,196
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............   11,576,908    8,074,815   37,915   13,619  (53,711)    30,227
   Capital gain
     distributions...........    9,653,882    2,599,795   35,003    4,637       --         --
                              ------------  -----------  -------  -------   -------   -------
       Increase
         (decrease) in
         net assets from
         operations..........   36,981,797   21,027,905   94,990   36,473   55,633     67,827
                              ------------  -----------  -------  -------   -------   -------
From capital
  transactions:
   Net premiums..............   25,670,701   28,894,561  192,152  220,433  114,566    121,873
   Loan interest.............     (171,282)    (144,407)      --       --     (336)      (184)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........   (3,630,548)  (1,955,607)  (5,250)      --       --     (1,095)
     Surrenders..............  (19,408,124) (14,768,819) (18,605) (39,922) (39,253)   (48,277)
     Loans...................   (3,928,742)  (1,520,311)      --       --   (3,758)    (7,927)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....  (15,198,989) (15,686,648) (32,152) (30,474) (61,997)   (67,607)
     Transfers (to) from
       the Guarantee
       Account...............      453,409     (264,853)     490       37      (81)     5,765
     Transfers (to) from
       other subaccounts.....           --           --    2,932  (25,812)  (3,916)   (31,993)
                              ------------  -----------  -------  -------   -------   -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............  (16,213,575)  (5,446,084) 139,567  124,262    5,225    (29,445)
                              ------------  -----------  -------  -------   -------   -------
Increase (decrease) in
  net assets.................   20,768,222   15,581,821  234,557  160,735   60,858     38,382
Net assets at beginning
  of year....................  312,797,131  297,215,310  667,732  506,997  903,016    864,634
                              ------------  -----------  -------  -------   -------   -------
Net assets at end of year.... $333,565,353  312,797,131  902,289  667,732  963,874    903,016
                              ============  ===========  =======  =======   =======   =======
Changes in units (note
  5):
   Units purchased...........    6,687,332    7,628,098   19,551   23,610   73,649     46,420
   Units redeemed............   (7,224,455)  (7,406,537) (10,849) (14,784) (84,480)   (50,691)
                              ------------  -----------  -------  -------   -------   -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........     (537,123)     221,561    8,702    8,826  (10,831)    (4,271)
                              ============  ===========  =======  =======   =======   =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                              AIM Variable Insurance Funds (continued)       The Alger American Fund
                              ---------------------------------------------  ----------------------
                              AIM V.I. Core Equity    AIM V.I. International Alger American Growth
                                    Fund --            Growth Fund --            Portfolio --
                                Series I shares       Series II shares          Class O Shares
                              ----------------------  ---------------------  ----------------------
                                                         Year ended
                              Year ended December 31,   December 31,         Year ended December 31,
                              ----------------------  ---------------------  ----------------------
                                 2006         2005      2006        2005        2006        2005
                               ----------   -------    -------     -------   ---------   ---------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $   12,403      5,058     3,201       1,036      (33,630)    (30,783)
   Net realized gain
     (loss) on
     investments.............    172,621     17,725    26,780       2,735       55,634     (49,700)
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............    (52,631)    22,912    48,291      27,910      116,717     524,492
   Capital gain
     distributions...........         --         --        --          --           --          --
                               ----------   -------    -------     -------   ---------   ---------
       Increase
         (decrease) in
         net assets from
         operations..........    132,393     45,695    78,272      31,681      138,721     444,009
                               ----------   -------    -------     -------   ---------   ---------
From capital
  transactions:
   Net premiums..............     77,165     91,468    98,795      49,644      305,949     365,334
   Loan interest.............       (484)      (463)      (81)        (70)      (2,231)     (2,708)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........     (1,734)   (14,853)       --          --      (47,986)     (2,396)
     Surrenders..............    (24,489)   (32,459)   (4,711)         --     (336,652)   (304,520)
     Loans...................    (18,371)    (3,445)     (387)         --      (23,572)    (71,502)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....    (52,111)   (55,960)  (13,608)     (7,951)    (282,471)   (320,975)
     Transfers (to) from
       the Guarantee
       Account...............       (385)       425    11,503       1,168        2,805      (1,820)
     Transfers (to) from
       other subaccounts.....     (8,421)   (19,561)   51,570     139,886     (358,403)   (440,603)
                               ----------   -------    -------     -------   ---------   ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............    (28,830)   (34,848)  143,081     182,677     (742,561)   (779,190)
                               ----------   -------    -------     -------   ---------   ---------
Increase (decrease) in
  net assets.................    103,563     10,847   221,353     214,358     (603,840)   (335,181)
Net assets at beginning
  of year....................    901,664    890,817   230,127      15,769    4,648,390   4,983,571
                               ----------   -------    -------     -------   ---------   ---------
Net assets at end of year.... $1,005,227    901,664   451,480     230,127    4,044,550   4,648,390
                               ==========   =======    =======     =======   =========   =========
Changes in units (note
  5):
   Units purchased...........    102,390     18,061    27,238      28,163       29,588      40,933
   Units redeemed............   (123,255)   (22,424)  (17,405)    (11,249)     (68,484)    (85,971)
                               ----------   -------    -------     -------   ---------   ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........    (20,865)    (4,363)    9,833      16,914      (38,896)    (45,038)
                               ==========   =======    =======     =======   =========   =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                The Alger American
                                 Fund (continued)    AllianceBernstein Variable Products Series Fund, Inc.
                              ---------------------  ----------------------------------------------------
                                  Alger American     AllianceBernstein           AllianceBernstein
                               Small Capitalization  Global Technology           Growth and Income
                                   Portfolio --        Portfolio --                Portfolio --
                                  Class O Shares          Class B                     Class B
                              ---------------------  ------------------------  --------------------------
                                    Year ended          Year ended                  Year ended
                                   December 31,        December 31,                December 31,
                              ---------------------  ------------------------  --------------------------
                                 2006        2005      2006         2005          2006          2005
                              ----------  ---------    -------      -------     ---------     ---------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $  (35,418)   (31,950)    (172)        (148)        49,910        51,690
   Net realized gain
     (loss) on
     investments.............    425,294    196,847    1,746          633        216,799       161,575
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............    244,461    311,554   12,548        5,130        321,676        16,705
   Capital gain
     distributions...........         --         --       --           --        296,673            --
                              ----------  ---------    -------      -------     ---------     ---------
       Increase
         (decrease) in
         net assets from
         operations..........    634,337    476,451   14,122        5,615        885,058       229,970
                              ----------  ---------    -------      -------     ---------     ---------
From capital
  transactions:
   Net premiums..............    246,305    256,679   24,477        8,774        379,796       511,587
   Loan interest.............     (2,117)    (3,442)      (1)          --         (1,158)       (1,059)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........     (3,876)    (3,554)      --           --       (103,680)      (41,459)
     Surrenders..............   (275,899)  (229,675)  (1,041)      (5,301)      (333,059)     (148,526)
     Loans...................    (13,936)   (22,796)    (104)          --        (43,155)      (21,311)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....   (204,938)  (200,800)  (6,509)      (5,948)      (234,920)     (244,616)
     Transfers (to) from
       the Guarantee
       Account...............     (1,670)   (15,165)      36           34          3,097        23,590
     Transfers (to) from
       other subaccounts.....   (194,460)  (223,670)  (1,216)         418        (65,991)      127,763
                              ----------  ---------    -------      -------     ---------     ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............   (450,591)  (442,423)  15,642       (2,023)      (399,070)      205,969
                              ----------  ---------    -------      -------     ---------     ---------
Increase (decrease) in
  net assets.................    183,746     34,028   29,764        3,592        485,988       435,939
Net assets at beginning
  of year....................  3,571,874  3,537,846  169,313      165,721      5,530,620     5,094,681
                              ----------  ---------    -------      -------     ---------     ---------
Net assets at end of year.... $3,755,620  3,571,874  199,077      169,313      6,016,608     5,530,620
                              ==========  =========    =======      =======     =========     =========
Changes in units (note
  5):
   Units purchased...........    122,811    118,295    2,429        1,206        120,901       162,932
   Units redeemed............   (158,057)  (163,115)  (1,424)      (1,362)      (151,025)     (145,869)
                              ----------  ---------    -------      -------     ---------     ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........    (35,246)   (44,820)   1,005         (156)       (30,124)       17,063
                              ==========  =========    =======      =======     =========     =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               AllianceBernstein Variable Products
                                  Series Fund, Inc. (continued)
                              -------------------------------------
                               AllianceBernstein   AllianceBernstein
                              International Value  Large Cap Growth
                                  Portfolio --       Portfolio --
                                    Class B             Class B
                              -------------------  ----------------
                                   Year ended         Year ended
                                  December 31,       December 31,
                              -------------------  ----------------
                                 2006       2005     2006     2005
                              ----------  -------  -------  -------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $   12,662    1,618   (1,677)  (1,415)
   Net realized gain
     (loss) on
     investments.............     83,290    3,485   23,864   25,887
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............    155,492   60,354  (27,875)  53,308
   Capital gain
     distributions...........     11,835    2,062       --       --
                              ----------  -------  -------  -------
       Increase
         (decrease) in
         net assets from
         operations..........    263,279   67,519   (5,688)  77,780
                              ----------  -------  -------  -------
From capital
  transactions:
   Net premiums..............    288,117  156,034   74,236   60,827
   Loan interest.............        (68)      --     (106)     (90)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........         --       --   (3,875)    (370)
     Surrenders..............     (6,592)      --  (21,507)  (4,745)
     Loans...................    (27,015)      --    2,244   (1,535)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....    (29,410) (14,224) (32,329) (35,127)
     Transfers (to) from
       the Guarantee
       Account...............     44,626   14,308    8,189    5,504
     Transfers (to) from
       other subaccounts.....    143,435  332,132    5,094  (47,988)
                              ----------  -------  -------  -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............    413,093  488,250   31,946  (23,524)
                              ----------  -------  -------  -------
Increase (decrease) in
  net assets.................    676,372  555,769   26,258   54,256
Net assets at beginning
  of year....................    569,420   13,651  603,792  549,536
                              ----------  -------  -------  -------
Net assets at end of year.... $1,245,792  569,420  630,050  603,792
                              ==========  =======  =======  =======
Changes in units (note
  5):
   Units purchased...........    100,579   64,360   29,342   33,194
   Units redeemed............    (71,771) (19,320) (25,043) (36,288)
                              ----------  -------  -------  -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........     28,808   45,040    4,299   (3,094)
                              ==========  =======  =======  =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                              AllianceBernstein
                              Variable Products
                              Series Fund, Inc.       American Century Variable BlackRock Variable
                                 (continued)             Portfolios II, Inc.    Series Funds, Inc.
                              ----------------------  ------------------------  -----------------
                              AllianceBernstein Small       VP Inflation           BlackRock
                                  Cap Growth                 Protection         Basic Value V.I.
                                 Portfolio --                  Fund --              Fund --
                                   Class B                    Class II          Class III Shares
                              ----------------------  ------------------------  -----------------
                                                                   Period from
                                  Year ended           Year ended  April 29, to    Year ended
                                 December 31,         December 31, December 31,   December 31,
                              ----------------------  ------------ ------------ -----------------
                                2006         2005         2006         2005       2006     2005
                               --------     -------   ------------ ------------ -------   ------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $   (723)       (619)         636          250      5,647    3,244
   Net realized gain
     (loss) on
     investments.............    6,628      21,420         (293)          --      2,026      311
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............   10,573     (16,988)         (73)        (126)     3,522   (1,931)
   Capital gain
     distributions...........       --          --           --           --     19,504       11
                               --------     -------      ------       ------    -------   ------
       Increase
         (decrease) in
         net assets from
         operations..........   16,478       3,813          270          124     30,699    1,635
                               --------     -------      ------       ------    -------   ------
From capital
  transactions:
   Net premiums..............   19,116      21,050       21,308       10,102     75,086   14,398
   Loan interest.............      (74)        (61)          --           --         --       --
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........   (5,416)         --           --           --         --       --
     Surrenders..............     (448)     (8,609)          --           --         --       --
     Loans...................       50         (67)          --           --         --       --
     Cost of insurance
       and
       administrative
       expenses (note 4a)....  (10,825)    (11,321)      (1,552)        (157)    (7,094)  (2,270)
     Transfers (to) from
       the Guarantee
       Account...............    1,014         379            6          (29)    23,036    4,908
     Transfers (to) from
       other subaccounts.....   (2,954)    (85,422)         (49)         324     61,479   14,066
                               --------     -------      ------       ------    -------   ------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............      463     (84,051)      19,713       10,240    152,507   31,102
                               --------     -------      ------       ------    -------   ------
Increase (decrease) in
  net assets.................   16,941     (80,238)      19,983       10,364    183,206   32,737
Net assets at beginning
  of year....................  168,383     248,621       10,364           --     40,903    8,166
                               --------     -------      ------       ------    -------   ------
Net assets at end of year.... $185,324     168,383       30,347       10,364    224,109   40,903
                               ========     =======      ======       ======    =======   ======
Changes in units (note
  5):
   Units purchased...........    3,053       5,251        4,103        1,046     27,388    3,842
   Units redeemed............   (2,990)    (14,544)      (2,164)         (16)   (14,604)    (938)
                               --------     -------      ------       ------    -------   ------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........       63      (9,293)       1,939        1,030     12,784    2,904
                               ========     =======      ======       ======    =======   ======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                    BlackRock Variable Series Funds, Inc. (continued)
                              --------------------------------------------------------------
                                      BlackRock             BlackRock         BlackRock
                                  Global Allocation     Large Cap Growth  Value Opportunities
                                    V.I. Fund --          V.I. Fund --      V.I. Fund --
                                  Class III Shares      Class III Shares  Class III Shares
                              ------------------------  ----------------  ------------------
                                           Period from
                               Year ended  April 29, to    Year ended        Year ended
                              December 31, December 31,   December 31,      December 31,
                              ------------ ------------ ----------------  ------------------
                                  2006         2005       2006     2005     2006      2005
                              ------------ ------------ -------  -------  -------   -------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)...............   $ 2,010           12          9       (1)  34,347    18,362
   Net realized gain
     (loss) on
     investments.............        91           26        464      425   (8,550)   (1,077)
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............    (1,467)          51      6,562    9,500  (55,556)  (13,935)
   Capital gain
     distributions...........     3,151           --         --       --   37,300       993
                                -------       ------    -------  -------  -------   -------
       Increase
         (decrease) in
         net assets from
         operations..........     3,785           89      7,035    9,924    7,541     4,343
                                -------       ------    -------  -------  -------   -------
From capital
  transactions:
   Net premiums..............    70,061        1,991      8,703   54,420   26,760    13,638
   Loan interest.............        --           --         --       --       --        --
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):.......
     Death benefits..........        --           --         --       --       --        --
     Surrenders..............        --           --         --       --       --        --
     Loans...................        --           --         --       --       --        --
     Cost of insurance
       and
       administrative
       expenses (note 4a)....    (2,105)        (252)    (4,491)  (3,219)  (2,923)   (1,404)
     Transfers (to) from
       the Guarantee
       Account...............      (142)           1      1,205    3,509    6,250       (89)
     Transfers (to) from
       other subaccounts.....     4,930       (1,195)         1   10,824   11,072     4,131
                                -------       ------    -------  -------  -------   -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............    72,744          545      5,418   65,534   41,159    16,276
                                -------       ------    -------  -------  -------   -------
Increase (decrease) in
  net assets.................    76,529          634     12,453   75,458   48,700    20,619
Net assets at beginning
  of year....................       634           --    100,093   24,635   49,164    28,545
                                -------       ------    -------  -------  -------   -------
Net assets at end of year....   $77,163          634    112,546  100,093   97,864    49,164
                                =======       ======    =======  =======  =======   =======
Changes in units (note
  5):
   Units purchased...........     6,317          262        810    6,489    6,773     2,106
   Units redeemed............      (426)        (205)      (374)    (469)  (3,716)     (680)
                                -------       ------    -------  -------  -------   -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........     5,891           57        436    6,020    3,057     1,426
                                =======       ======    =======  =======  =======   =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               Columbia Funds Variable Insurance Trust I        Dreyfus
                              -------------------------------------------  -------------------
                                                       Columbia Marsico
                                 Columbia Marsico        International        The Dreyfus
                                   Growth Fund,       Opportunities Fund,  Socially Responsible
                                Variable Series --    Variable Series --   Growth Fund, Inc. --
                                     Class A                Class B          Initial Shares
                              ---------------------  --------------------  -------------------
                                    Year ended            Year ended          Year ended
                                   December 31,          December 31,        December 31,
                              ---------------------  --------------------  -------------------
                                 2006        2005       2006       2005      2006       2005
                              ----------  ---------  ---------  ---------   -------   -------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $   (1,781)    (1,281)    17,129      8,554     (352)      (456)
   Net realized gain
     (loss) on
     investments.............     35,684     37,153    118,449     48,164    3,959      1,803
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............     42,072     31,580    133,475    129,429    4,511      1,881
   Capital gain
     distributions...........         --         --     31,389     10,786       --         --
                              ----------  ---------  ---------  ---------   -------   -------
       Increase
         (decrease) in
         net assets from
         operations..........     75,975     67,452    300,442    196,933    8,118      3,228
                              ----------  ---------  ---------  ---------   -------   -------
From capital
  transactions:
   Net premiums..............    247,400    363,166    259,444    259,828   14,636     17,424
   Loan interest.............       (274)       (53)      (853)      (221)     (27)         5
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........         --         --    (17,366)        --       --     (1,292)
     Surrenders..............    (32,026)      (223)   (15,585)   (11,088) (15,458)    (4,295)
     Loans...................    (24,502)        --    (72,142)    (2,393)  (2,836)      (910)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....    (32,339)   (24,287)   (53,156)   (38,866)  (8,085)    (8,994)
     Transfers (to) from
       the Guarantee
       Account...............      5,939     (5,424)     1,786    (13,056)     (39)       (34)
     Transfers (to) from
       other subaccounts.....     28,404    141,152     43,190     17,699   (1,927)      (317)
                              ----------  ---------  ---------  ---------   -------   -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............    192,602    474,331    145,318    211,903  (13,736)     1,587
                              ----------  ---------  ---------  ---------   -------   -------
Increase (decrease) in
  net assets.................    268,577    541,783    445,760    408,836   (5,618)     4,815
Net assets at beginning
  of year....................  1,079,239    537,456  1,227,994    819,158  105,513    100,698
                              ----------  ---------  ---------  ---------   -------   -------
Net assets at end of year.... $1,347,816  1,079,239  1,673,754  1,227,994   99,895    105,513
                              ==========  =========  =========  =========   =======   =======
Changes in units (note
  5):
   Units purchased...........     71,709     75,693     52,432     66,456    3,427      3,851
   Units redeemed............    (58,937)   (42,423)   (45,444)   (53,162)  (5,508)    (3,481)
                              ----------  ---------  ---------  ---------   -------   -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........     12,772     33,270      6,988     13,294   (2,081)       370
                              ==========  =========  =========  =========   =======   =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                           Eaton Vance                 Evergreen Variable
                                          Variable Trust                Annuity Trust
                              ---------------------------------------  -----------------
                                VT Floating-Rate   VT Worldwide Health Evergreen VA Omega
                                  Income Fund        Sciences Fund     Fund -- Class 2
                              -------------------  ------------------  -----------------
                                   Year ended         Year ended          Year ended
                                  December 31,       December 31,        December 31,
                              -------------------  ------------------  -----------------
                                 2006       2005     2006      2005     2006      2005
                              ----------  -------  -------   -------   ------   -------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $   61,943   34,118     (470)     (414)      --        10
   Net realized gain
     (loss) on
     investments.............       (735)     214    7,512     1,492       78     1,204
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............     (2,876)  (2,016)  (5,305)   25,669    2,589     1,525
   Capital gain
     distributions...........         --       --       --        --       --        --
                              ----------  -------  -------   -------   ------   -------
       Increase
         (decrease) in
         net assets from
         operations..........     58,332   32,316    1,737    26,747    2,667     2,739
                              ----------  -------  -------   -------   ------   -------
From capital
  transactions:
   Net premiums..............    244,332  213,938   38,649    51,708    3,202    17,500
   Loan interest.............       (438)     (96)      (5)       (1)      --        --
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........     (3,431)      --       --        --       --        --
     Surrenders..............    (30,456)  (6,081)    (381)   (5,354)      --        --
     Loans...................    (39,355)      --   (4,807)        3       --        --
     Cost of insurance
       and
       administrative
       expenses (note 4a)....    (25,100) (22,299) (16,136)  (13,362)  (1,142)     (831)
     Transfers (to) from
       the Guarantee
       Account...............     (2,883) (14,084)  12,332    12,229       45     7,647
     Transfers (to) from
       other subaccounts.....     39,188   43,941   (6,611)      383    2,490   (14,528)
                              ----------  -------  -------   -------   ------   -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............    181,857  215,319   23,041    45,606    4,595     9,788
                              ----------  -------  -------   -------   ------   -------
Increase (decrease) in
  net assets.................    240,189  247,635   24,778    72,353    7,262    12,527
Net assets at beginning
  of year....................    947,214  699,579  396,758   324,405   46,532    34,005
                              ----------  -------  -------   -------   ------   -------
Net assets at end of year.... $1,187,403  947,214  421,536   396,758   53,794    46,532
                              ==========  =======  =======   =======   ======   =======
Changes in units (note
  5):
   Units purchased...........     52,637   45,664    7,135     7,951      495     2,562
   Units redeemed............    (36,270) (25,362)  (5,286)   (4,286)    (102)   (1,544)
                              ----------  -------  -------   -------   ------   -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........     16,367   20,302    1,849     3,665      393     1,018
                              ==========  =======  =======   =======   ======   =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                                Federated Insurance Series
                              --------------------------------------------------------------
                                Federated American   Federated Capital  Federated High Income
                                Leaders Fund II --         Income          Bond Fund II --
                                  Primary Shares          Fund II          Primary Shares
                              ---------------------  -----------------  --------------------
                                    Year ended           Year ended          Year ended
                                   December 31,         December 31,        December 31,
                              ---------------------  -----------------  --------------------
                                 2006        2005      2006     2005       2006       2005
                              ----------  ---------  -------  --------  ---------  ---------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $   16,271      8,749   31,638    24,276     86,249    102,337
   Net realized gain
     (loss) on
     investments.............     15,612     63,656      581   (19,853)   (14,313)    (8,363)
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............     20,898    (14,883)  53,948    24,835     33,406    (74,830)
   Capital gain
     distributions...........    161,929         --       --        --         --         --
                              ----------  ---------  -------  --------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         operations..........    214,710     57,522   86,167    29,258    105,342     19,144
                              ----------  ---------  -------  --------  ---------  ---------
From capital
  transactions:
   Net premiums..............     85,692     89,342   31,453    33,245     82,716     82,400
   Loan interest.............     (1,120)      (690)     430      (380)      (226)      (720)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........         --    (10,238)  (6,251)   (9,374)        --     (2,066)
     Surrenders..............    (23,158)  (126,460) (28,171) (106,108)  (162,063)   (18,168)
     Loans...................     (3,062)    (9,113)  (3,019)     (828)    (3,742)    (6,362)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....    (54,354)   (64,778) (36,965)  (36,790)   (55,754)   (82,481)
     Transfers (to) from
       the Guarantee
       Account...............        (95)     7,124     (145)    6,470        280     (8,638)
     Transfers (to) from
       other subaccounts.....    (17,694)   (43,578)  56,901  (149,081)       804   (244,104)
                              ----------  ---------  -------  --------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............    (13,791)  (158,391)  14,233  (262,846)  (137,985)  (280,139)
                              ----------  ---------  -------  --------  ---------  ---------
Increase (decrease) in
  net assets.................    200,919   (100,869) 100,400  (233,588)   (32,643)  (260,995)
Net assets at beginning
  of year....................  1,406,323  1,507,192  590,999   824,587  1,173,711  1,434,706
                              ----------  ---------  -------  --------  ---------  ---------
Net assets at end of year.... $1,607,242  1,406,323  691,399   590,999  1,141,068  1,173,711
                              ==========  =========  =======  ========  =========  =========
Changes in units (note
  5):
   Units purchased...........     22,285     26,036   18,000    13,598     21,185     25,073
   Units redeemed............    (23,269)   (34,224) (17,087)  (31,904)   (28,139)   (40,039)
                              ----------  ---------  -------  --------  ---------  ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........       (984)    (8,188)     913   (18,306)    (6,954)   (14,966)
                              ==========  =========  =======  ========  =========  =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                                                        Fidelity(R) Variable
                              Federated Insurance Series (continued)    Insurance Products Fund
                              ----------------------------------------  ----------------------
                              Federated High Income Federated Kaufmann  VIP Asset Manager/SM/
                               Bond Fund II  --         Fund II  --         Portfolio  --
                                Service Shares        Service Shares        Initial Class
                              --------------------  ------------------  ----------------------
                                  Year ended            Year ended           Year ended
                                 December 31,          December 31,         December 31,
                              --------------------  ------------------  ----------------------
                                2006       2005        2006      2005      2006        2005
                              --------   --------   ---------  -------  ---------   ---------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $ 80,693     80,606       4,179   (1,463)   116,505     122,024
   Net realized gain
     (loss) on
     investments.............   (1,487)    (6,096)     77,650   22,093     26,808     (21,890)
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............   17,910    (56,817)     39,540   72,697    278,796     108,677
   Capital gain
     distributions...........       --         --       7,251      976         --          --
                              --------   --------   ---------  -------  ---------   ---------
       Increase
         (decrease) in
         net assets from
         operations..........   97,116     17,693     128,620   94,303    422,109     208,811
                              --------   --------   ---------  -------  ---------   ---------
From capital
  transactions:
   Net premiums..............   53,612    167,333      85,124  159,409    237,448     258,562
   Loan interest.............      (37)       (16)       (133)     (66)         7       3,349
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........       --     (6,872)     (5,627)      --    (83,086)   (130,140)
     Surrenders..............  (31,453)   (27,554)    (50,138) (15,833)  (155,651)   (461,900)
     Loans...................  (21,157)    (1,378)     (2,069)  (7,186)   (15,481)      4,376
     Cost of insurance
       and
       administrative
       expenses (note 4a)....  (39,298)   (41,578)    (29,513) (25,592)  (245,733)   (249,697)
     Transfers (to) from
       the Guarantee
       Account...............       (5)     7,900        (146)  14,551        182       1,633
     Transfers (to) from
       other subaccounts.....  (29,126)  (137,452)    (39,145)  15,125   (274,589)   (194,007)
                              --------   --------   ---------  -------  ---------   ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............  (67,464)   (39,617)    (41,647) 140,408   (536,903)   (767,824)
                              --------   --------   ---------  -------  ---------   ---------
Increase (decrease) in
  net assets.................   29,652    (21,924)     86,973  234,711   (114,794)   (559,013)
Net assets at beginning
  of year....................  964,721    986,645     944,041  709,330  7,125,887   7,684,900
                              --------   --------   ---------  -------  ---------   ---------
Net assets at end of year.... $994,373    964,721   1,031,014  944,041  7,011,093   7,125,887
                              ========   ========   =========  =======  =========   =========
Changes in units (note
  5):
   Units purchased...........   10,307     29,375      32,799   25,556     22,109      29,690
   Units redeemed............  (15,148)   (32,471)    (35,337) (16,205)   (38,806)    (55,319)
                              --------   --------   ---------  -------  ---------   ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........   (4,841)    (3,096)     (2,538)   9,351    (16,697)    (25,629)
                              ========   ========   =========  =======  =========   =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                              Fidelity(R) Variable Insurance Products Fund (continued)
                              ------------------------------------------------------
                                     VIP              VIP                VIP
                              Asset Manager/SM/     Balanced        Contrafund(R)
                                 Portfolio --     Portfolio --      Portfolio --
                                   Service          Service            Initial
                                   Class 2          Class 2             Class
                              -----------------   ------------ ----------------------
                                                  Period from
                                  Year ended       May 1, to         Year ended
                                 December 31,     December 31,      December 31,
                              -----------------   ------------ ----------------------
                                2006       2005       2006        2006        2005
                              --------   -------  ------------ ----------  ----------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $  3,598     1,074        (11)       57,913    (127,352)
   Net realized gain
     (loss) on
     investments.............      520        48         16     1,343,153     860,734
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............    5,731     5,005      2,342    (1,032,042)  1,873,427
   Capital gain
     distributions...........       --        --         --     1,640,036          --
                              --------   -------     ------    ----------  ----------
       Increase
         (decrease) in
         net assets from
         operations..........    9,849     6,127      2,347     2,009,060   2,606,809
                              --------   -------     ------    ----------  ----------
From capital
  transactions:
   Net premiums..............    3,260    93,496     52,493       637,674     646,970
   Loan interest.............       --        --         --        16,461      22,069
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........       --        --         --       (67,749)   (101,793)
     Surrenders..............       --        --         --    (1,478,214)   (917,365)
     Loans...................       --        --         --      (100,035)    (31,034)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....   (3,936)   (2,601)      (619)     (684,260)   (667,810)
     Transfers (to) from
       the Guarantee
       Account...............       96    12,607         (4)      (11,925)     (7,329)
     Transfers (to) from
       other subaccounts.....   (7,576)       --      4,550       459,946   1,885,298
                              --------   -------     ------    ----------  ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............   (8,156)  103,502     56,420    (1,228,102)    829,006
                              --------   -------     ------    ----------  ----------
Increase (decrease) in
  net assets.................    1,693   109,629     58,767       780,958   3,435,815
Net assets at beginning
  of year....................  142,755    33,126         --    19,857,233  16,421,418
                              --------   -------     ------    ----------  ----------
Net assets at end of year.... $144,448   142,755     58,767    20,638,191  19,857,233
                              ========   =======     ======    ==========  ==========
Changes in units (note
  5):
   Units purchased...........      305    10,385      5,662       114,952     150,744
   Units redeemed............   (1,033)     (406)       (79)     (146,277)   (128,559)
                              --------   -------     ------    ----------  ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........     (728)    9,979      5,583       (31,325)     22,185
                              ========   =======     ======    ==========  ==========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                 Fidelity(R) Variable Insurance Products Fund (continued)
                              --------------------------------------------------------------
                                                           VIP
                                       VIP           Dynamic Capital            VIP
                                  Contrafund(R)        Appreciation        Equity-Income
                                   Portfolio --        Portfolio --        Portfolio --
                                 Service Class 2     Service Class 2       Initial Class
                              ---------------------  ---------------  ----------------------
                                    Year ended          Year ended          Year ended
                                   December 31,        December 31,        December 31,
                              ---------------------  ---------------  ----------------------
                                 2006        2005      2006    2005      2006        2005
                              ----------  ---------  -------  ------  ----------  ----------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $   44,018     (5,545)      (4)    (37)    626,938     186,932
   Net realized gain
     (loss) on
     investments.............    325,776    228,117   10,659   1,464     600,180     448,073
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............   (267,106)   419,761   (2,690) 10,556     (42,383)   (402,451)
   Capital gain
     distributions...........    487,977         --    2,335      --   1,878,025     567,083
                              ----------  ---------  -------  ------  ----------  ----------
       Increase
         (decrease) in
         net assets from
         operations..........    590,665    642,333   10,300  11,983   3,062,760     799,637
                              ----------  ---------  -------  ------  ----------  ----------
From capital
  transactions:
   Net premiums..............    675,775    856,170   38,009  18,998     584,192     655,008
   Loan interest.............       (646)      (488)      --      --      (9,847)    (10,550)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........    (60,639)        --       --      --    (842,479)   (117,223)
     Surrenders..............   (142,472)   (68,132) (36,997)     --  (1,205,436)   (944,110)
     Loans...................    (19,276)   (40,062)      --      --     (88,024)    (93,004)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....   (264,553)  (232,068)  (4,578) (1,760)   (603,228)   (643,736)
     Transfers (to) from
       the Guarantee
       Account...............      8,104     20,126   (1,043)     (5)    (64,219)    (10,267)
     Transfers (to) from
       other subaccounts.....    511,887    356,434    5,422      22     100,275    (957,290)
                              ----------  ---------  -------  ------  ----------  ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............    708,180    891,980      813  17,255  (2,128,766) (2,121,172)
                              ----------  ---------  -------  ------  ----------  ----------
Increase (decrease) in
  net assets.................  1,298,845  1,534,313   11,113  29,238     933,994  (1,321,535)
Net assets at beginning
  of year....................  4,885,838  3,351,525   76,531  47,293  17,282,981  18,604,516
                              ----------  ---------  -------  ------  ----------  ----------
Net assets at end of year.... $6,184,683  4,885,838   87,644  76,531  18,216,975  17,282,981
                              ==========  =========  =======  ======  ==========  ==========
Changes in units (note
  5):
   Units purchased...........    181,072    169,810    5,757   4,448      42,091      41,687
   Units redeemed............   (130,711)   (96,578)  (5,678) (3,100)    (82,426)    (87,177)
                              ----------  ---------  -------  ------  ----------  ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........     50,361     73,232       79   1,348     (40,335)    (45,490)
                              ==========  =========  =======  ======  ==========  ==========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                  Fidelity(R) Variable Insurance Products Fund (continued)
                              ---------------------------------------------------------------
                                VIP Equity-Income     VIP Growth & Income  VIP Growth & Income
                                   Portfolio --          Portfolio --         Portfolio --
                                 Service Class 2         Initial Class       Service Class 2
                              ---------------------  --------------------  ------------------
                                    Year ended            Year ended           Year ended
                                   December 31,          December 31,         December 31,
                              ---------------------  --------------------  ------------------
                                 2006        2005       2006       2005       2006      2005
                              ----------  ---------  ---------  ---------  ---------  -------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $  181,317     62,622      1,146     12,098      3,953    8,630
   Net realized gain
     (loss) on
     investments.............    134,678     91,992     80,393     44,165     25,416   16,681
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............      8,359    (56,268)    81,092     55,888     55,831   33,138
   Capital gain
     distributions...........    490,028    117,739     47,748         --     23,166       --
                              ----------  ---------  ---------  ---------  ---------  -------
       Increase
         (decrease) in
         net assets from
         operations..........    814,382    216,085    210,379    112,151    108,366   58,449
                              ----------  ---------  ---------  ---------  ---------  -------
From capital
  transactions:
   Net premiums..............    256,473    410,544    169,222    199,153    233,415  113,161
   Loan interest.............     (1,447)    (1,057)    (1,203)      (987)      (295)    (214)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........   (120,169)        --     (4,944)    (1,061)    (5,570)  (1,311)
     Surrenders..............   (119,446)   (70,134)  (263,940)  (156,231)   (53,414) (39,968)
     Loans...................    (67,728)    (5,598)       103    (13,442)    (2,631)  (2,693)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....   (186,009)  (176,840)  (130,679)  (142,859)   (61,654) (59,739)
     Transfers (to) from
       the Guarantee
       Account...............      1,215      3,893        (36)   (17,414)      (587)   6,495
     Transfers (to) from
       other subaccounts.....     70,638     92,357    110,125    (68,991)  (101,151)  15,279
                              ----------  ---------  ---------  ---------  ---------  -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............   (166,473)   253,165   (121,352)  (201,832)     8,113   31,010
                              ----------  ---------  ---------  ---------  ---------  -------
Increase (decrease) in
  net assets.................    647,909    469,250     89,027    (89,681)   116,479   89,459
Net assets at beginning
  of year....................  4,210,562  3,741,312  1,816,851  1,906,532    901,452  811,993
                              ----------  ---------  ---------  ---------  ---------  -------
Net assets at end of year.... $4,858,471  4,210,562  1,905,878  1,816,851  1,017,931  901,452
                              ==========  =========  =========  =========  =========  =======
Changes in units (note
  5):
   Units purchased...........     73,651     99,026     38,767     49,664     27,664   30,696
   Units redeemed............    (85,932)   (77,755)   (45,676)   (62,530)   (27,506) (27,340)
                              ----------  ---------  ---------  ---------  ---------  -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........    (12,281)    21,271     (6,909)   (12,866)       158    3,356
                              ==========  =========  =========  =========  =========  =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                  Fidelity(R) Variable Insurance Products Fund (continued)
                              ----------------------------------------------------------------
                                  VIP Growth
                                 Opportunities          VIP Growth             VIP Growth
                                 Portfolio --          Portfolio --           Portfolio --
                                 Initial Class         Initial Class         Service Class 2
                              ------------------  ----------------------  --------------------
                                  Year ended            Year ended             Year ended
                                 December 31,          December 31,           December 31,
                              ------------------  ----------------------  --------------------
                                 2006      2005      2006        2005        2006       2005
                              ---------  -------  ----------  ----------  ---------  ---------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $    (869)    (366)    (68,080)    (55,718)    (5,005)    (2,618)
   Net realized gain
     (loss) on
     investments.............     8,981   20,115     256,127      53,956     47,201     22,843
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............     8,562   30,666     494,545     538,099     65,552     73,679
   Capital gain
     distributions...........        --       --          --          --         --         --
                              ---------  -------  ----------  ----------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         operations..........    16,674   50,415     682,592     536,337    107,748     93,904
                              ---------  -------  ----------  ----------  ---------  ---------
From capital
  transactions:
   Net premiums..............    60,719   59,876     663,427     776,152    228,775    356,235
   Loan interest.............       (90)    (901)    (14,441)    (25,858)      (318)      (356)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........    (7,393)      --     (42,873)   (177,922)        --         --
     Surrenders..............    (4,152) (13,220)   (959,872)   (679,589)   (95,240)   (56,752)
     Loans...................    (6,777)    (239)    (79,358)    (94,976)   (12,012)    (4,810)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....   (38,819) (40,328)   (539,114)   (586,830)  (110,113)  (119,534)
     Transfers (to) from
       the Guarantee
       Account...............     1,167     (187)     (2,582)     (8,585)       (91)    10,216
     Transfers (to) from
       other subaccounts.....  (173,441) 167,547    (232,105)   (461,274)   (93,729)  (183,910)
                              ---------  -------  ----------  ----------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............  (168,786) 172,548  (1,206,918) (1,258,882)   (82,728)     1,089
                              ---------  -------  ----------  ----------  ---------  ---------
Increase (decrease) in
  net assets.................  (152,112) 222,963    (524,326)   (722,545)    25,020     94,993
Net assets at beginning
  of year....................   797,800  574,837  12,318,292  13,040,837  1,825,218  1,730,225
                              ---------  -------  ----------  ----------  ---------  ---------
Net assets at end of year.... $ 645,688  797,800  11,793,966  12,318,292  1,850,238  1,825,218
                              =========  =======  ==========  ==========  =========  =========
Changes in units (note
  5):
   Units purchased...........    30,127   38,532      26,907      38,127     39,480    112,849
   Units redeemed............   (44,970) (23,951)    (50,713)    (66,752)   (50,582)  (107,014)
                              ---------  -------  ----------  ----------  ---------  ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........   (14,843)  14,581     (23,806)    (28,625)   (11,102)     5,835
                              =========  =======  ==========  ==========  =========  =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                 Fidelity(R) Variable Insurance Products Fund (continued)
                              ----------------------------------------------------------------
                                   VIP Mid Cap           VIP Overseas      VIP Value Strategies
                                   Portfolio --          Portfolio --        Portfolio --
                                 Service Class 2         Initial Class      Service Class 2
                              ---------------------  --------------------  -------------------
                                    Year ended            Year ended          Year ended
                                   December 31,          December 31,        December 31,
                              ---------------------  --------------------  -------------------
                                 2006        2005       2006       2005      2006       2005
                              ----------  ---------  ---------  ---------   -------   -------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $   46,014    (30,412)    30,103      9,810    3,447         90
   Net realized gain
     (loss) on
     investments.............    358,132    417,697    537,558    224,654     (192)     4,520
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............   (426,682)   414,927    394,653    684,606      667        173
   Capital gain
     distributions...........    729,850     80,746         --         --   22,110      2,673
                              ----------  ---------  ---------  ---------   -------   -------
       Increase
         (decrease) in
         net assets from
         operations..........    707,314    882,958    962,314    919,070   26,032      7,456
                              ----------  ---------  ---------  ---------   -------   -------
From capital
  transactions:
   Net premiums..............    584,741    549,607    171,099    210,816   44,487     24,765
   Loan interest.............     (1,151)      (290)   (10,852)    (7,259)      --         --
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........   (121,690)   (14,478)    (1,196)  (102,153)      --         --
     Surrenders..............   (591,172)  (208,211)  (688,613)  (271,341)      --     (8,416)
     Loans...................   (179,314)   (37,945)     6,867    (26,532)      --         --
     Cost of insurance
       and
       administrative
       expenses (note 4a)....   (303,633)  (261,550)  (189,789)  (183,997)  (5,540)    (3,266)
     Transfers (to) from
       the Guarantee
       Account...............     22,463     17,707     (8,167)   (34,400)     (15)        73
     Transfers (to) from
       other subaccounts.....     59,699    869,663    554,179     16,599     (198)    34,135
                              ----------  ---------  ---------  ---------   -------   -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............   (530,057)   914,503   (166,472)  (398,267)  38,734     47,291
                              ----------  ---------  ---------  ---------   -------   -------
Increase (decrease) in
  net assets.................    177,257  1,797,461    795,842    520,803   64,766     54,747
Net assets at beginning
  of year....................  6,356,377  4,558,916  5,954,381  5,433,578  144,806     90,059
                              ----------  ---------  ---------  ---------   -------   -------
Net assets at end of year.... $6,533,634  6,356,377  6,750,223  5,954,381  209,572    144,806
                              ==========  =========  =========  =========   =======   =======
Changes in units (note
  5):
   Units purchased...........    120,448    181,031     90,310     76,519    5,979     14,831
   Units redeemed............   (147,836)  (126,380)   (97,964)   (91,674)  (2,887)   (10,323)
                              ----------  ---------  ---------  ---------   -------   -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........    (27,388)    54,651     (7,654)   (15,155)   3,092      4,508
                              ==========  =========  =========  =========   =======   =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                 Franklin Templeton Variable Insurance Products Trust (continued)
                              ----------------------------------------------------------------------
                                                                     Mutual Shares  Templeton Foreign
                                         Franklin Income               Securities      Securities
                                        Securities Fund --              Fund --          Fund --
                                          Class 2 Shares             Class 2 Shares  Class 1 Shares
                              -------------------------------------  -------------- ----------------
                               Year ended         Period from          Year ended      Year ended
                              December 31, April 29, to December 31,  December 31,    December 31,
                              ------------ ------------------------- -------------- ----------------
                                  2006               2005                 2006        2006     2005
                              ------------ ------------------------- -------------- -------  -------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)...............  $   16,643               (31)                  4       1,349     (164)
   Net realized gain
     (loss) on
     investments.............       4,635               182                 495      35,550    2,110
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............      63,497            (2,348)              5,151     115,014   40,412
   Capital gain
     distributions...........       1,290                --                  56          --       --
                               ----------           -------             -------     -------  -------
       Increase
         (decrease) in
         net assets from
         operations..........      86,065            (2,197)              5,706     151,913   42,358
                               ----------           -------             -------     -------  -------
From capital
  transactions:
   Net premiums..............     661,491           197,465             100,180      17,977    9,425
   Loan interest.............        (434)               --                  --         (15)    (274)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........          --                --                  --          --       --
     Surrenders..............        (115)               --                  --      (7,767) (11,798)
     Loans...................     (30,324)               --                  --          28       50
     Cost of insurance
       and
       administrative
       expenses (note 4a)....     (13,309)           (1,747)               (828)    (24,424) (11,057)
     Transfers (to) from
       the Guarantee
       Account...............      21,825              (172)              1,985        (729)   7,049
     Transfers (to) from
       other subaccounts.....     115,212            37,146              26,823     204,306  579,959
                               ----------           -------             -------     -------  -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............     754,346           232,692             128,160     189,376  573,354
                               ----------           -------             -------     -------  -------
Increase (decrease) in
  net assets.................     840,411           230,495             133,866     341,289  615,712
Net assets at beginning
  of year....................     230,495                --                  --     615,712       --
                               ----------           -------             -------     -------  -------
Net assets at end of year....  $1,070,906           230,495             133,866     957,001  615,712
                               ==========           =======             =======     =======  =======
Changes in units (note
  5):
   Units purchased...........     205,892            27,520              15,965      43,579   61,609
   Units redeemed............    (141,613)           (5,576)             (3,811)    (27,626)  (6,521)
                               ----------           -------             -------     -------  -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........      64,279            21,944              12,154      15,953   55,088
                               ==========           =======             =======     =======  =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                              Franklin Templeton Variable Insurance
                                   Products Trust (continued)           GE Investments Funds, Inc.
                              -----------------------------------   ---------------------------------
                               Templeton Global       Templeton
                              Income Securities   Growth Securities    Global
                                   Fund --             Fund --         Income           Income
                                Class 1 Shares     Class 2 Shares       Fund             Fund
                              -----------------   ----------------- ------------ --------------------
                                                     Period from    Period from
                                  Year ended          May 1, to     January 1 to      Year ended
                                 December 31,       December 31,     August 25,      December 31,
                              -----------------   ----------------- ------------ --------------------
                                2006       2005         2006            2005        2006       2005
                              --------   -------  ----------------- ------------ ---------  ---------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $ 15,075     3,155           141          (4,029)    128,779    152,189
   Net realized gain
     (loss) on
     investments.............   12,249    (2,338)          175        (101,863)    (69,586)   (37,193)
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............   62,714    (4,648)        4,929          74,375      57,460    (74,258)
   Capital gain
     distributions...........       --        --           442              --          --      2,367
                              --------   -------       -------        --------   ---------  ---------
       Increase
         (decrease) in
         net assets from
         operations..........   90,038    (3,831)        5,687         (31,517)    116,653     43,105
                              --------   -------       -------        --------   ---------  ---------
From capital
  transactions:
   Net premiums..............   30,120    10,173        91,358          27,106     213,096    266,496
   Loan interest.............       80       (64)           --             261      (4,077)    (7,248)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........       --        --            --          (7,656)    (47,105)   (29,812)
     Surrenders..............  (57,508)   (7,758)           --         (19,760)    (82,731)  (198,027)
     Loans...................     (806)      642            --          (3,466)     (9,262)   (14,033)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....  (32,613)  (13,991)         (712)        (23,717)   (179,047)  (188,465)
     Transfers (to) from
       the Guarantee
       Account...............      155     9,923         2,053          (1,642)        568    (24,515)
     Transfers (to) from
       other subaccounts.....   13,231   795,505         7,586        (551,927)    (49,275)   390,178
                              --------   -------       -------        --------   ---------  ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............  (47,341)  794,430       100,285        (580,801)   (157,833)   194,574
                              --------   -------       -------        --------   ---------  ---------
Increase (decrease) in
  net assets.................   42,697   790,599       105,972        (612,318)    (41,180)   237,679
Net assets at beginning
  of year....................  790,599        --            --         612,318   3,526,536  3,288,857
                              --------   -------       -------        --------   ---------  ---------
Net assets at end of year.... $833,296   790,599       105,972              --   3,485,356  3,526,536
                              ========   =======       =======        ========   =========  =========
Changes in units (note
  5):
   Units purchased...........   49,596    88,602        10,215          11,975      70,716     91,106
   Units redeemed............  (54,363)   (7,356)         (719)        (55,888)    (82,794)   (75,581)
                              --------   -------       -------        --------   ---------  ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........   (4,767)   81,246         9,496         (43,913)    (12,078)    15,525
                              ========   =======       =======        ========   =========  =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                             GE Investments Funds, Inc. (continued)
                              ----------------------------------------------------------------------
                              International Equity Fund  Mid-Cap Equity Fund     Money Market Fund
                              ------------------------  --------------------  ----------------------
                                    Year ended               Year ended             Year ended
                                   December 31,             December 31,           December 31,
                              ------------------------  --------------------  ----------------------
                                 2006          2005        2006       2005       2006        2005
                               ----------   ---------   ---------  ---------  ----------  ----------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $    9,765        2,065      54,954    110,501     702,943     381,517
   Net realized gain
     (loss) on
     investments.............    135,076      101,984     250,035    203,145          --          --
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............    214,673      112,108    (521,030)    74,692          --          --
   Capital gain
     distributions...........         --           --     677,256    243,158          --          --
                               ----------   ---------   ---------  ---------  ----------  ----------
       Increase
         (decrease) in
         net assets from
         operations..........    359,514      216,157     461,215    631,496     702,943     381,517
                               ----------   ---------   ---------  ---------  ----------  ----------
From capital
  transactions:
   Net premiums..............    136,030      117,628     404,925    491,204   2,369,276   2,279,152
   Loan interest.............     (6,126)      (4,259)     (7,285)    (3,701)      7,509      35,127
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........         --           --     (34,379)    (9,190)   (710,821)   (170,367)
     Surrenders..............   (146,839)    (100,544)   (522,769)  (280,238) (1,734,796) (2,128,052)
     Loans...................    (75,414)      (2,462)   (111,684)   (25,225)   (321,083)     91,759
     Cost of insurance
       and
       administrative
       expenses (note 4a)....    (63,430)     (58,045)   (286,627)  (308,252) (1,230,372) (1,285,901)
     Transfers (to) from
       the Guarantee
       Account...............      6,010         (637)     (8,983)   (26,612)    216,677    (489,810)
     Transfers (to) from
       other subaccounts.....    701,308     (154,342)   (171,386)  (229,583)    932,719     925,001
                               ----------   ---------   ---------  ---------  ----------  ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............    551,539     (202,661)   (738,188)  (391,597)   (470,891)   (743,091)
                               ----------   ---------   ---------  ---------  ----------  ----------
Increase (decrease) in
  net assets.................    911,053       13,496    (276,973)   239,899     232,052    (361,574)
Net assets at beginning
  of year....................  1,434,758    1,421,262   6,304,137  6,064,238  17,834,957  18,196,531
                               ----------   ---------   ---------  ---------  ----------  ----------
Net assets at end of year.... $2,345,811    1,434,758   6,027,164  6,304,137  18,067,009  17,834,957
                               ==========   =========   =========  =========  ==========  ==========
Changes in units (note
  5):
   Units purchased...........     63,916       40,359      71,759     88,049   2,146,563   2,093,941
   Units redeemed............    (37,320)     (53,792)   (106,123)  (106,694) (2,147,112) (2,128,786)
                               ----------   ---------   ---------  ---------  ----------  ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........     26,596      (13,433)    (34,364)   (18,645)       (549)    (34,845)
                               ==========   =========   =========  =========  ==========  ==========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                             GE Investments Funds, Inc. (continued)
                              -------------------------------------------------------------------
                                  Premier Growth          Real Estate            S&P 500(R)
                                   Equity Fund          Securities Fund          Index Fund
                              ---------------------  --------------------  ----------------------
                                    Year ended            Year ended             Year ended
                                   December 31,          December 31,           December 31,
                              ---------------------  --------------------  ----------------------
                                 2006        2005       2006       2005       2006        2005
                              ----------  ---------  ---------  ---------  ----------  ----------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $   (5,865)    (8,130)   139,146    297,903     252,167     233,805
   Net realized gain
     (loss) on
     investments.............    131,695    199,074    327,982    369,546     931,500     654,723
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............    144,320   (171,103)   393,559   (436,216)  2,226,885       2,335
   Capital gain
     distributions...........         --         --    974,304    418,380          --          --
                              ----------  ---------  ---------  ---------  ----------  ----------
       Increase
         (decrease) in
         net assets from
         operations..........    270,150     19,841  1,834,991    649,613   3,410,552     890,863
                              ----------  ---------  ---------  ---------  ----------  ----------
From capital
  transactions:
   Net premiums..............    264,166    360,582    426,170    517,132   2,194,564   2,555,684
   Loan interest.............       (618)      (999)    (8,423)    (5,114)    (26,454)    (23,642)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........    (28,960)    (3,863)   (41,996)   (21,567)   (113,691)   (116,361)
     Surrenders..............   (183,950)   (92,875)  (430,807)  (315,761) (1,588,515) (1,162,587)
     Loans...................     (7,119)     5,257    (90,520)   (15,962)   (291,726)   (153,370)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....   (214,977)  (248,460)  (275,783)  (265,339) (1,609,520) (1,717,826)
     Transfers (to) from
       the Guarantee
       Account...............     (5,341)    13,217     12,287      6,087         567     (22,219)
     Transfers (to) from
       other subaccounts.....   (398,232)   (24,847)    56,371   (758,478)   (858,968)    (87,731)
                              ----------  ---------  ---------  ---------  ----------  ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............   (575,031)     8,012   (352,701)  (859,002) (2,293,743)   (728,052)
                              ----------  ---------  ---------  ---------  ----------  ----------
Increase (decrease) in
  net assets.................   (304,881)    27,853  1,482,290   (209,389)  1,116,809     162,811
Net assets at beginning
  of year....................  3,564,662  3,536,809  5,888,191  6,097,580  24,851,179  24,688,368
                              ----------  ---------  ---------  ---------  ----------  ----------
Net assets at end of year.... $3,259,781  3,564,662  7,370,481  5,888,191  25,967,988  24,851,179
                              ==========  =========  =========  =========  ==========  ==========
Changes in units (note
  5):
   Units purchased...........     82,869    213,077     55,841     90,470     137,246     182,875
   Units redeemed............   (136,503)  (211,913)   (63,341)  (102,808)   (194,259)   (213,392)
                              ----------  ---------  ---------  ---------  ----------  ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........    (53,634)     1,164     (7,500)   (12,338)    (57,013)    (30,517)
                              ==========  =========  =========  =========  ==========  ==========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                       GE Investments Funds, Inc. (continued)
                              --------------------------------------------------------
                                                                           Total Return
                                                         Total Return        Fund --
                                                            Fund --          Class 3
                              Small-Cap Equity Fund     Class 1 shares        shares
                              ---------------------  --------------------  ------------
                                                                           Period from
                                    Year ended            Year ended        May 1, to
                                   December 31,          December 31,      December 31,
                              ---------------------  --------------------  ------------
                                 2006        2005       2006       2005        2006
                              ----------  ---------  ---------  ---------  ------------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $   12,333     21,353    130,928     95,780      7,822
   Net realized gain
     (loss) on
     investments.............    177,287    133,961    242,416    126,661         55
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............   (174,055)    72,309    670,300    (75,916)      (662)
   Capital gain
     distributions...........    441,097     83,564    128,244    140,349      5,590
                              ----------  ---------  ---------  ---------    -------
       Increase
         (decrease) in
         net assets from
         operations..........    456,662    311,187  1,171,888    286,874     12,805
                              ----------  ---------  ---------  ---------    -------
From capital
  transactions:
   Net premiums..............    279,015    340,205    531,525  2,175,882    463,477
   Loan interest.............       (220)      (820)    (4,997)    (9,500)        --
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
   Death benefits............    (30,277)   (10,050)   (33,833)  (212,746)        --
   Surrenders................   (330,860)   (68,300)  (331,226)  (241,505)        --
   Loans.....................    (18,572)   (11,541)  (106,200)   (48,701)        --
   Cost of insurance and
     administrative
     expenses (note 4a)......   (177,410)  (168,274)  (394,794)  (377,233)    (2,188)
   Transfers (to) from
     the Guarantee
     Account.................     20,417     20,573     39,278    (28,160)      (480)
   Transfers (to) from
     other subaccounts.......    (61,142)   228,974    150,871     36,473         --
                              ----------  ---------  ---------  ---------    -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............   (319,049)   330,767   (149,376) 1,294,510    460,809
                              ----------  ---------  ---------  ---------    -------
Increase (decrease) in
  net assets.................    137,613    641,954  1,022,512  1,581,384    473,614
Net assets at beginning
  of year....................  3,749,918  3,107,964  8,949,099  7,367,715         --
                              ----------  ---------  ---------  ---------    -------
Net assets at end of year.... $3,887,531  3,749,918  9,971,611  8,949,099    473,614
                              ==========  =========  =========  =========    =======
Changes in units (note
  5):
   Units purchased...........     92,462    147,082     84,858    209,535     44,446
   Units redeemed............   (111,536)  (124,374)   (79,264)   (81,883)      (281)
                              ----------  ---------  ---------  ---------    -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........    (19,074)    22,708      5,594    127,652     44,165
                              ==========  =========  =========  =========    =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                                                           Goldman Sachs Variable
                                 GE Investments Funds, Inc. (continued)      Insurance Trust
                              -------------------------------------------  ---------------------
                                                                           Goldman Sachs Growth
                                 U.S. Equity Fund      Value Equity Fund     and Income Fund
                              ---------------------  --------------------  ---------------------
                                    Year ended            Year ended           Year ended
                                   December 31,          December 31,         December 31,
                              ---------------------  --------------------  ---------------------
                                 2006        2005       2006       2005       2006        2005
                              ----------  ---------  ---------  ---------   ---------   -------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $   23,973     14,886     18,269      9,838     12,414      7,140
   Net realized gain
     (loss) on
     investments.............    120,212     55,324     29,897     33,677     45,036     34,128
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............    242,116    (19,938)    40,106     (9,995)    69,075    (17,352)
   Capital gain
     distributions...........         --         --     93,679      3,783     49,275         --
                              ----------  ---------  ---------  ---------   ---------   -------
       Increase
         (decrease) in
         net assets from
         operations..........    386,301     50,272    181,951     37,303    175,800     23,916
                              ----------  ---------  ---------  ---------   ---------   -------
From capital
  transactions:
   Net premiums..............    263,383    360,748    170,943    164,485     32,926     45,766
   Loan interest.............     (3,504)    (7,368)       (18)       (21)    (1,000)    (1,136)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........    (38,763)        --    (17,601)        --         --         --
     Surrenders..............    (57,644)   (91,483)   (40,352)   (97,882)   (82,565)      (957)
     Loans...................    (60,050)    (3,821)   (23,770)        37        930     (7,394)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....   (141,123)  (147,007)   (54,329)   (56,675)   (28,627)   (26,542)
     Transfers (to) from
       the Guarantee
       Account...............     10,324     26,403      6,659     22,737       (595)      (394)
     Transfers (to) from
       other subaccounts.....    (53,997)  (103,073)    (6,819)     2,439    435,870    148,595
                              ----------  ---------  ---------  ---------   ---------   -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............    (81,374)    34,399     34,713     35,120    356,939    157,938
                              ----------  ---------  ---------  ---------   ---------   -------
Increase (decrease) in
  net assets.................    304,927     84,671    216,664     72,423    532,739    181,854
Net assets at beginning
  of year....................  2,570,192  2,485,521  1,006,991    934,568    792,942    611,088
                              ----------  ---------  ---------  ---------   ---------   -------
Net assets at end of year.... $2,875,119  2,570,192  1,223,655  1,006,991  1,325,681    792,942
                              ==========  =========  =========  =========   =========   =======
Changes in units (note
  5):
   Units purchased...........     49,435     65,668     19,826     31,904     66,794     73,205
   Units redeemed............    (56,229)   (61,278)   (16,733)   (28,006)   (38,121)   (57,512)
                              ----------  ---------  ---------  ---------   ---------   -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........     (6,794)     4,390      3,093      3,898     28,673     15,693
                              ==========  =========  =========  =========   =========   =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                              Goldman Sachs Variable
                              Insurance Trust (continued)              Janus Aspen Series
                              --------------------------  -------------------------------------------
                                  Goldman Sachs                  Balanced              Balanced
                                     Mid Cap                   Portfolio --          Portfolio --
                                    Value Fund             Institutional Shares     Service Shares
                              --------------------------  ---------------------  --------------------
                                    Year ended                  Year ended            Year ended
                                   December 31,                December 31,          December 31,
                              --------------------------  ---------------------  --------------------
                                 2006           2005         2006       2005        2006       2005
                               ----------     ---------   ---------  ----------  ---------  ---------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $  133,598       129,658       84,191      97,743     70,454     69,804
   Net realized gain
     (loss) on
     investments.............    255,831       316,612      245,535     136,381    114,646     76,445
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............      7,879      (219,644)     369,024     258,869    230,801    133,956
   Capital gain
     distributions...........    610,638       512,114           --          --         --         --
                               ----------     ---------   ---------  ----------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         operations..........  1,007,946       738,740      698,750     492,993    415,901    280,205
                               ----------     ---------   ---------  ----------  ---------  ---------
From capital
  transactions:
   Net premiums..............    272,535       313,881      386,883     436,165    417,203    459,395
   Loan interest.............     (7,452)       (5,716)     (13,553)    (13,198)      (794)      (890)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........    (22,778)       (6,868)     (29,247)    (65,395)   (30,469)    (3,864)
     Surrenders..............   (442,901)     (194,732)    (711,462)   (297,293)  (144,902)  (162,873)
     Loans...................    (38,698)       (5,371)     (25,332)    (11,451)   (25,927)    (9,828)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....   (231,332)     (235,530)    (414,076)   (448,740)  (222,206)  (233,014)
     Transfers (to) from
       the Guarantee
       Account...............     (1,577)       16,653        1,059       8,734     (1,371)    18,594
     Transfers (to) from
       other subaccounts.....   (232,096)      634,345     (153,628)   (806,124)   (40,690)   (65,434)
                               ----------     ---------   ---------  ----------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............   (704,299)      516,662     (959,356) (1,197,302)   (49,156)     2,086
                               ----------     ---------   ---------  ----------  ---------  ---------
Increase (decrease) in
  net assets.................    303,647     1,255,402     (260,606)   (704,309)   366,745    282,291
Net assets at beginning
  of year....................  7,240,205     5,984,803    7,747,701   8,452,010  4,141,975  3,859,684
                               ----------     ---------   ---------  ----------  ---------  ---------
Net assets at end of year.... $7,543,852     7,240,205    7,487,095   7,747,701  4,508,720  4,141,975
                               ==========     =========   =========  ==========  =========  =========
Changes in units (note
  5):
   Units purchased...........     95,580       152,633       24,673      29,543     68,641     80,718
   Units redeemed............   (126,576)     (120,984)     (58,359)    (76,637)   (73,277)   (81,114)
                               ----------     ---------   ---------  ----------  ---------  ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........    (30,996)       31,649      (33,686)    (47,094)    (4,636)      (396)
                               ==========     =========   =========  ==========  =========  =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                             Janus Aspen Series (continued)
                              -----------------------------------------------------------------
                              Flexible Bond Portfolio --  Forty Portfolio --   Forty Portfolio --
                              Institutional Shares       Institutional Shares   Service Shares
                              -------------------------  --------------------  ----------------
                                                              Year ended          Year ended
                              Year ended December 31,        December 31,        December 31,
                              -------------------------  --------------------  ----------------
                                2006          2005          2006       2005      2006      2005
                               --------     ---------    ---------  ---------  -------   -------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $ 34,452        44,704       (16,121)   (21,067)  (1,079)   (1,873)
   Net realized gain
     (loss) on
     investments.............  (17,658)      (15,680)      161,805    108,143   21,744    58,350
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............    8,559       (49,165)       86,378    262,222   39,636    20,759
   Capital gain
     distributions...........    1,827        30,901            --         --       --        --
                               --------     ---------    ---------  ---------  -------   -------
       Increase
         (decrease) in
         net assets from
         operations..........   27,180        10,760       232,062    349,298   60,301    77,236
                               --------     ---------    ---------  ---------  -------   -------
From capital
  transactions:
   Net premiums..............   44,674        69,777       250,619    267,992   81,358    69,180
   Loan interest.............      384           310        (2,013)    (1,691)    (144)     (131)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........       --        (3,883)      (21,721)   (14,017)      --        --
     Surrenders..............  (70,211)      (69,131)     (202,458)  (213,962)  (5,017)   (8,915)
     Loans...................   (5,091)       (2,546)      (57,520)   (45,302)      37      (591)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....  (37,366)      (52,809)     (219,476)  (243,929) (48,903)  (52,045)
     Transfers (to) from
       the Guarantee
       Account...............       38          (379)        1,323       (349)     173    (5,639)
     Transfers (to) from
       other subaccounts.....  (19,815)     (111,735)     (192,727)   (45,436)  13,999   (73,637)
                               --------     ---------    ---------  ---------  -------   -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............  (87,387)     (170,396)     (443,973)  (296,694)  41,503   (71,778)
                               --------     ---------    ---------  ---------  -------   -------
Increase (decrease) in
  net assets.................  (60,207)     (159,636)     (211,911)    52,604  101,804     5,458
Net assets at beginning
  of year....................  925,819     1,085,455     3,238,840  3,186,236  653,736   648,278
                               --------     ---------    ---------  ---------  -------   -------
Net assets at end of year.... $865,612       925,819     3,026,929  3,238,840  755,540   653,736
                               ========     =========    =========  =========  =======   =======
Changes in units (note
  5):
   Units purchased...........   10,935        15,453        20,087     21,353   15,143    28,151
   Units redeemed............  (15,630)      (24,581)      (36,883)   (33,504) (11,635)  (35,170)
                               --------     ---------    ---------  ---------  -------   -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........   (4,695)       (9,128)      (16,796)   (12,151)   3,508    (7,019)
                               ========     =========    =========  =========  =======   =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                            Janus Aspen Series (continued)
                              ------------------------------------------------------------------
                              Global Life Sciences Global Technology    International Growth
                              Portfolio -- Service Portfolio -- Service Portfolio -- Institutional
                                    Shares              Shares                 Shares
                              ------------------   -------------------  -------------------------
                                  Year ended          Year ended             Year ended
                                 December 31,        December 31,           December 31,
                              ------------------   -------------------  -------------------------
                                 2006       2005     2006       2005       2006          2005
                              ---------   -------   -------   -------    ---------     ---------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $  (5,559)   (4,912)  (2,703)    (2,299)     81,202        12,422
   Net realized gain
     (loss) on
     investments.............    54,610    18,524    9,868     (8,864)    668,393       329,169
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............     4,098    75,682   17,211     44,974   2,098,149       946,624
   Capital gain
     distributions...........        --        --       --         --          --            --
                              ---------   -------   -------   -------    ---------     ---------
       Increase
         (decrease) in
         net assets from
         operations..........    53,149    89,294   24,376     33,811   2,847,744     1,288,215
                              ---------   -------   -------   -------    ---------     ---------
From capital
  transactions:
   Net premiums..............    28,065    28,491   22,305     25,434     268,313       272,950
   Loan interest.............    (1,587)   (1,365)    (472)      (445)     (8,563)       (6,302)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........    (1,319)     (388)      --       (362)    (10,585)      (19,289)
     Surrenders..............   (27,007)  (23,976) (10,338)   (17,615)   (244,340)     (336,606)
     Loans...................  (102,738)     (856)  (6,491)     1,286     (86,081)      (58,217)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....   (36,145)  (37,990) (23,252)   (24,754)   (338,176)     (252,147)
     Transfers (to) from
       the Guarantee
       Account...............        69        67       34       (124)       (756)      (17,825)
     Transfers (to) from
       other subaccounts.....    34,713   (15,370)  17,993    (11,387)  1,408,159       161,919
                              ---------   -------   -------   -------    ---------     ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............  (105,949)  (51,387)    (221)   (27,967)    987,971      (255,517)
                              ---------   -------   -------   -------    ---------     ---------
Increase (decrease) in
  net assets.................   (52,800)   37,907   24,155      5,844   3,835,715     1,032,698
Net assets at beginning
  of year....................   837,698   799,791  350,318    344,474   5,460,373     4,427,675
                              ---------   -------   -------   -------    ---------     ---------
Net assets at end of year.... $ 784,898   837,698  374,473    350,318   9,296,088     5,460,373
                              =========   =======   =======   =======    =========     =========
Changes in units (note
  5):
   Units purchased...........     8,435     9,996   19,169     24,148     100,205        87,897
   Units redeemed............   (18,474)  (15,383) (18,986)   (31,795)    (66,582)     (100,577)
                              ---------   -------   -------   -------    ---------     ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........   (10,039)   (5,387)     183     (7,647)     33,623       (12,680)
                              =========   =======   =======   =======    =========     =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                             Janus Aspen Series (continued)
                              -----------------------------------------------------------
                              International Growth    Large Cap Growth    Large Cap Growth
                                 Portfolio --           Portfolio --        Portfolio --
                                Service Shares      Institutional Shares   Service Shares
                              ------------------   ---------------------  ----------------
                                  Year ended             Year ended          Year ended
                                 December 31,           December 31,        December 31,
                              ------------------   ---------------------  ----------------
                                2006       2005       2006        2005      2006     2005
                              --------   --------  ----------  ---------  -------  -------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $ 13,791      5,472     (33,175)   (47,302)    (750)  (1,146)
   Net realized gain
     (loss) on
     investments.............   45,536    102,619     148,203     46,405    6,866    7,451
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............  263,190     74,125     615,743    254,539   26,325    4,360
   Capital gain
     distributions...........       --         --          --         --       --       --
                              --------   --------  ----------  ---------  -------  -------
       Increase
         (decrease) in
         net assets from
         operations..........  322,517    182,216     730,771    253,642   32,441   10,665
                              --------   --------  ----------  ---------  -------  -------
From capital
  transactions:
   Net premiums..............       --        805     494,937    672,608   40,011   45,598
   Loan interest.............     (116)       (14)       (855)    (4,734)    (134)    (126)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........       --    (10,736)   (116,166)    (6,093)  (1,924)      --
     Surrenders..............  (47,078)   (11,301)   (333,397)  (344,259) (15,134) (26,284)
     Loans...................   (8,330)    (3,707)    (72,053)   (14,595)  (2,321)  (3,605)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....  (27,784)   (30,589)   (399,902)  (473,810) (29,566) (32,954)
     Transfers (to) from
       the Guarantee
       Account...............      (67)    (3,464)        235      3,838       51     (245)
     Transfers (to) from
       other subaccounts.....   (8,623)  (205,638)   (824,602)  (489,837)  (3,927) (33,420)
                              --------   --------  ----------  ---------  -------  -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............  (91,998)  (264,644) (1,251,803)  (656,882) (12,944) (51,036)
                              --------   --------  ----------  ---------  -------  -------
Increase (decrease) in
  net assets.................  230,519    (82,428)   (521,032)  (403,240)  19,497  (40,371)
Net assets at beginning
  of year....................  732,644    815,072   7,926,728  8,329,968  314,935  355,306
                              --------   --------  ----------  ---------  -------  -------
Net assets at end of year.... $963,163    732,644   7,405,696  7,926,728  334,432  314,935
                              ========   ========  ==========  =========  =======  =======
Changes in units (note
  5):
   Units purchased...........       43     25,390      36,191     53,142    6,352    7,664
   Units redeemed............   (6,887)   (53,883)    (90,826)   (84,442)  (8,273) (14,959)
                              --------   --------  ----------  ---------  -------  -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........   (6,844)   (28,493)    (54,635)   (31,300)  (1,921)  (7,295)
                              ========   ========  ==========  =========  =======  =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                                 Janus Aspen Series (continued)
                              -------------------------------------------------------------------
                                  Mid Cap Growth        Mid Cap Growth        Worldwide Growth
                                   Portfolio --          Portfolio --           Portfolio --
                               Institutional Shares     Service Shares      Institutional Shares
                              ---------------------  --------------------  ----------------------
                                    Year ended            Year ended             Year ended
                                   December 31,          December 31,           December 31,
                              ---------------------  --------------------  ----------------------
                                 2006        2005       2006       2005       2006        2005
                              ----------  ---------  ---------  ---------  ----------  ----------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $  (60,956)   (58,706)    (2,942)    (2,580)     73,410      37,233
   Net realized gain
     (loss) on
     investments.............    211,058     99,241    132,787     45,563     225,006      51,223
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............    717,287    695,925     (2,300)    76,335   1,132,215     320,186
   Capital gain
     distributions...........         --         --         --         --          --          --
                              ----------  ---------  ---------  ---------  ----------  ----------
       Increase
         (decrease) in
         net assets from
         operations..........    867,389    736,460    127,545    119,318   1,430,631     408,642
                              ----------  ---------  ---------  ---------  ----------  ----------
From capital
  transactions:
   Net premiums..............    585,749    657,856     64,969     78,143     613,135     709,569
   Loan interest.............     (5,951)    (4,623)    (1,324)    (1,138)     (6,898)     (6,726)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........     (4,214)    (6,093)    (1,628)        --    (109,725)    (41,494)
     Surrenders..............   (395,920)  (358,797)   (38,193)   (16,827)   (495,430)   (533,672)
     Loans...................   (112,139)   (82,149)  (247,805)    (3,523)    (22,536)    (60,489)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....   (464,250)  (499,863)   (58,850)   (65,080)   (478,296)   (550,022)
     Transfers (to) from
       the Guarantee
       Account...............       (332)      (775)       (16)      (601)      1,533        (694)
     Transfers (to) from
       other subaccounts.....   (187,756)  (404,198)    (1,767)   (19,361)   (537,898)   (868,811)
                              ----------  ---------  ---------  ---------  ----------  ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............   (584,813)  (698,642)  (284,614)   (28,387) (1,036,115) (1,352,339)
                              ----------  ---------  ---------  ---------  ----------  ----------
Increase (decrease) in
  net assets.................    282,576     37,818   (157,069)    90,931     394,516    (943,697)
Net assets at beginning
  of year....................  7,172,776  7,134,958  1,124,894  1,033,963   9,196,882  10,140,579
                              ----------  ---------  ---------  ---------  ----------  ----------
Net assets at end of year.... $7,455,352  7,172,776    967,825  1,124,894   9,591,398   9,196,882
                              ==========  =========  =========  =========  ==========  ==========
Changes in units (note
  5):
   Units purchased...........     33,512     57,370     25,206     31,407      47,625      59,480
   Units redeemed............    (54,516)   (86,981)   (67,259)   (35,762)    (88,700)   (118,134)
                              ----------  ---------  ---------  ---------  ----------  ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........    (21,004)   (29,611)   (42,053)    (4,355)    (41,075)    (58,654)
                              ==========  =========  =========  =========  ==========  ==========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                              Janus Aspen Series
                                 (continued)     Legg Mason Partners Variable Portfolios I, Inc.
                              -----------------  ----------------------------------------------
                                                 Legg Mason Partners    Legg Mason Partners
                               Worldwide Growth  Variable All Cap       Variable Investors
                                 Portfolio --      Portfolio --            Portfolio --
                                Service Shares       Class II                 Class I
                              -----------------  --------------------  ------------------------
                                  Year ended        Year ended              Year ended
                                 December 31,      December 31,            December 31,
                              -----------------  --------------------  ------------------------
                                2006      2005     2006       2005        2006         2005
                              --------  -------   -------    -------    ---------    ---------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $  7,044    4,979    2,701      1,421        7,168        2,046
   Net realized gain
     (loss) on
     investments.............   18,660   21,040   19,016      1,644       53,684       40,180
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............   72,716    4,955    9,948      7,587       85,483       16,319
   Capital gain
     distributions...........       --       --    7,504        188       25,685           --
                              --------  -------   -------    -------    ---------    ---------
       Increase
         (decrease) in
         net assets from
         operations..........   98,420   30,974   39,169     10,840      172,020       58,545
                              --------  -------   -------    -------    ---------    ---------
From capital
  transactions:
   Net premiums..............   56,505   67,204   21,230     81,209       47,167       50,570
   Loan interest.............     (124)    (162)      23         --       (1,608)      (2,108)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........  (50,981)      --       --         --           --       (9,026)
     Surrenders..............  (16,437) (13,702) (13,971)        --      (54,362)     (37,773)
     Loans...................   (3,210)    (795)      55     (7,514)      (3,377)      (2,791)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....  (42,202) (45,244)  (8,408)    (8,681)     (53,710)     (62,630)
     Transfers (to) from
       the Guarantee
       Account...............     (733)    (836)     (39)       766        1,330         (241)
     Transfers (to) from
       other subaccounts.....   (7,895) (14,169) (71,846)    (5,162)     (62,922)     (57,007)
                              --------  -------   -------    -------    ---------    ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............  (65,077)  (7,704) (72,956)    60,618     (127,482)    (121,006)
                              --------  -------   -------    -------    ---------    ---------
Increase (decrease) in
  net assets.................   33,343   23,270  (33,787)    71,458       44,538      (62,461)
Net assets at beginning
  of year....................  606,519  583,249  266,193    194,735    1,114,418    1,176,879
                              --------  -------   -------    -------    ---------    ---------
Net assets at end of year.... $639,862  606,519  232,406    266,193    1,158,956    1,114,418
                              ========  =======   =======    =======    =========    =========
Changes in units (note
  5):
   Units purchased...........   10,693   42,577    6,258      6,467       14,456       24,048
   Units redeemed............  (18,889) (43,197) (10,960)    (2,062)     (21,999)     (31,628)
                              --------  -------   -------    -------    ---------    ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........   (8,196)    (620)  (4,702)     4,405       (7,543)      (7,580)
                              ========  =======   =======    =======    =========    =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                              Legg Mason Partners Variable Portfolios I, Inc. (continued)
                              -------------------------------------------------------------
                               Legg Mason Partners   Legg Mason Partners Legg Mason Partners
                                Variable Strategic    Variable Total       Variable Total
                                Bond Portfolio --    Return Portfolio -- Return Portfolio --
                                     Class I              Class I             Class II
                              ---------------------  ------------------  -------------------
                                    Year ended          Year ended           Year ended
                                   December 31,        December 31,         December 31,
                              ---------------------  ------------------  -------------------
                                 2006        2005      2006      2005           2006
                              ----------  ---------  -------   -------   -------------------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $   50,364     51,214    3,726     4,139            833
   Net realized gain
     (loss) on
     investments.............    (15,176)      (247)  19,834     6,231              8
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............      8,739    (49,251)   7,668    (4,068)          (669)
   Capital gain
     distributions...........        966     14,701    5,874     1,845            850
                              ----------  ---------  -------   -------         ------
       Increase
         (decrease) in
         net assets from
         operations..........     44,893     16,417   37,102     8,147          1,022
                              ----------  ---------  -------   -------         ------
From capital
  transactions:
   Net premiums..............     47,974     59,598   17,608    19,570         47,500
   Loan interest                      19         25      (81)      (62)            --
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........         --     (1,908)  (1,236)       --             --
     Surrenders..............    (36,379)  (125,017) (12,909)   (3,321)            --
     Loans...................     (5,359)   (48,157)   1,194    (5,766)            --
     Cost of insurance
       and
       administrative
       expenses (note 4a)....    (74,626)   (65,769) (16,400)  (18,055)          (235)
     Transfers (to) from
       the Guarantee
       Account...............        487     (1,258)    (491)    2,190           (828)
     Transfers (to) from
       other subaccounts.....    162,073    160,098  (45,165)   (6,103)            --
                              ----------  ---------  -------   -------         ------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............     94,189    (22,388) (57,480)  (11,547)        46,437
                              ----------  ---------  -------   -------         ------
Increase (decrease) in
  net assets.................    139,082     (5,971) (20,378)   (3,400)        47,459
Net assets at beginning
  of year....................    995,337  1,001,308  350,906   354,306             --
                              ----------  ---------  -------   -------         ------
Net assets at end of year.... $1,134,419    995,337  330,528   350,906         47,459
                              ==========  =========  =======   =======         ======
Changes in units (note
  5):
   Units purchased...........     30,088     43,169   18,102    14,498          4,052
   Units redeemed............    (23,605)   (44,337) (22,389)  (15,397)           (21)
                              ----------  ---------  -------   -------         ------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........      6,483     (1,168)  (4,287)     (899)         4,031
                              ==========  =========  =======   =======         ======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                              Legg Mason Partners
                              Variable Portfolios II     MFS(R) Variable Insurance Trust
                              ---------------------  -------------------------------------------
                              Legg Mason Partners
                              Variable Aggressive     MFS(R) Investors        MFS(R) Investors
                              Growth Portfolio --    Growth Stock Series --    Trust Series --
                                   Class II          Service Class Shares   Service Class Shares
                              ---------------------  ---------------------  --------------------
                                  Year ended             Year ended              Year ended
                                 December 31,           December 31,            December 31,
                              ---------------------  ---------------------  --------------------
                                2006        2005       2006        2005        2006       2005
                               --------    -------    --------    -------   ---------  ---------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $   (264)      (156)     (1,845)      (869)       1,597      2,643
   Net realized gain
     (loss) on
     investments.............    6,849      5,368      60,742     15,263       79,171     17,580
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............   15,928     13,575     (27,111)    15,306       32,558     52,243
   Capital gain
     distributions...........       --         --          --         --           --         --
                               --------    -------    --------    -------   ---------  ---------
       Increase
         (decrease) in
         net assets from
         operations..........   22,513     18,787      31,786     29,700      113,326     72,466
                               --------    -------    --------    -------   ---------  ---------
From capital
  transactions:
   Net premiums..............   47,920     22,310     107,703     83,420       24,474     38,285
   Loan interest.............      (11)        (8)       (119)      (173)      (1,206)    (1,237)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........       --         --          --    (18,156)     (32,494)        --
     Surrenders..............   (9,844)    (1,697)    (30,452)   (33,221)      (3,345)   (18,894)
     Loans...................     (681)      (676)    (14,608)       (15)    (263,611)      (161)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....   (8,530)    (7,232)    (37,232)   (42,019)     (30,128)   (33,033)
     Transfers (to) from
       the Guarantee
       Account...............      109       (790)         33       (263)      (2,237)         9
     Transfers (to) from
       other subaccounts.....   (5,331)    (4,062)   (223,559)    (2,616)        (282)       408
                               --------    -------    --------    -------   ---------  ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............   23,632      7,845    (198,234)   (13,043)    (308,829)   (14,623)
                               --------    -------    --------    -------   ---------  ---------
Increase (decrease) in
  net assets.................   46,145     26,632    (166,448)    16,657     (195,503)    57,843
Net assets at beginning
  of year....................  207,697    181,065     773,204    756,547    1,097,947  1,040,104
                               --------    -------    --------    -------   ---------  ---------
Net assets at end of year.... $253,842    207,697     606,756    773,204      902,444  1,097,947
                               ========    =======    ========    =======   =========  =========
Changes in units (note
  5):
   Units purchased...........    5,029      8,318      36,033     14,618       11,949     15,612
   Units redeemed............   (3,571)    (7,694)    (66,703)   (16,638)     (42,819)   (17,118)
                               --------    -------    --------    -------   ---------  ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........    1,458        624     (30,670)    (2,020)     (30,870)    (1,506)
                               ========    =======    ========    =======   =========  =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                           MFS(R) Variable Insurance Trust (continued)
                              ------------------------------------------------------------------------
                                   MFS(R) New               MFS(R) Total               MFS(R)
                               Discovery Series --        Return Series --       Utilities Series --
                              Service Class Shares      Service Class Shares    Service Class Shares
                              ----------------------  ------------------------  ----------------------
                                                                   Period from
                                                       Year ended  April 29, to
                              Year ended December 31, December 31, December 31, Year ended December 31,
                              ----------------------  ------------ ------------ ----------------------
                                 2006        2005         2006         2005        2006        2005
                              ---------   ---------   ------------ ------------ ---------   ---------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $  (4,517)     (4,567)      2,485           (1)      42,350       8,528
   Net realized gain
     (loss) on
     investments.............    58,691      26,546         239         (364)     250,968     124,790
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............    29,702      11,029       9,769          692      329,288     244,457
   Capital gain
     distributions...........    18,685          --       2,394           --       95,453          --
                              ---------   ---------     -------       ------    ---------   ---------
       Increase
         (decrease) in
         net assets from
         operations..........   102,561      33,008      14,887          327      718,059     377,775
                              ---------   ---------     -------       ------    ---------   ---------
From capital
  transactions:
   Net premiums..............    72,184      89,133     194,311       54,891      141,150     137,833
   Loan interest.............      (199)       (232)         --           --       (2,137)     (1,800)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........   (15,296)    (17,441)         --           --      (24,043)         --
     Surrenders..............   (41,471)    (33,323)         --           --      (95,258)    (21,813)
     Loans...................    (2,487)        613          --           --     (429,569)    (17,666)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....   (49,781)    (52,759)     (3,536)        (465)    (103,790)    (90,614)
     Transfers (to) from
       the Guarantee
       Account...............       417      14,436      10,027           (8)      15,588       2,652
     Transfers (to) from
       other subaccounts.....  (213,328)   (203,476)       (789)         181      103,891      56,835
                              ---------   ---------     -------       ------    ---------   ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............  (249,961)   (203,049)    200,013       54,599     (394,168)     65,427
                              ---------   ---------     -------       ------    ---------   ---------
Increase (decrease) in
  net assets.................  (147,400)   (170,041)    214,900       54,926      323,891     443,202
Net assets at beginning
  of year....................   972,971   1,143,012      54,926           --    2,690,220   2,247,018
                              ---------   ---------     -------       ------    ---------   ---------
Net assets at end of year.... $ 825,571     972,971     269,826       54,926    3,014,111   2,690,220
                              =========   =========     =======       ======    =========   =========
Changes in units (note
  5):
   Units purchased...........    20,132      48,212      28,562        7,721       30,653      49,610
   Units redeemed............   (48,330)    (66,415)    (10,653)      (2,456)     (62,468)    (43,534)
                              ---------   ---------     -------       ------    ---------   ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........   (28,198)    (18,203)     17,909        5,265      (31,815)      6,076
                              =========   =========     =======       ======    =========   =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                                                         Oppenheimer Variable
                                   Old Mutual Insurance Series Fund          Account Funds
                              -----------------------------------------  --------------------
                              Old Mutual Growth II Old Mutual Large Cap  Oppenheimer Balanced
                                   Portfolio         Growth Portfolio           Fund/VA
                              -------------------  --------------------  --------------------
                                   Year ended           Year ended            Year ended
                                  December 31,         December 31,          December 31,
                              -------------------  --------------------  --------------------
                                 2006      2005       2006       2005       2006       2005
                              ---------  --------  ---------  ---------  ---------  ---------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $  (5,669)   (5,801)    (9,340)   (10,374)    82,928     32,414
   Net realized gain
     (loss) on
     investments.............    15,621   (18,752)    33,060      5,826     35,411     68,280
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............    19,828    89,351     21,728     39,507    158,116   (143,596)
   Capital gain
     distributions...........        --        --         --         --    202,584    185,336
                              ---------  --------  ---------  ---------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         operations..........    29,780    64,798     45,448     34,959    479,039    142,434
                              ---------  --------  ---------  ---------  ---------  ---------
From capital
  transactions:
   Net premiums..............    57,495    79,892     87,817    103,984    120,994    142,912
   Loan interest.............      (219)      (41)      (169)       (68)      (220)    (1,130)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........      (897)   (1,612)   (11,046)    (5,768)      (493)  (160,146)
     Surrenders..............  (100,017)  (31,891)   (79,020)   (36,146)  (179,612)  (244,322)
     Loans...................    (5,395)  (13,310)    (1,077)    (2,981)   (18,614)     6,284
     Cost of insurance
       and
       administrative
       expenses (note 4a)....   (57,352)  (73,129)   (72,966)   (81,710)  (135,371)  (150,411)
     Transfers (to) from
       the Guarantee
       Account...............        61      (369)       133       (281)     1,328      7,990
     Transfers (to) from
       other subaccounts.....   (16,521) (107,286)   (83,788)  (157,378)  (105,352)   144,947
                              ---------  --------  ---------  ---------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............  (122,845) (147,746)  (160,116)  (180,348)  (317,340)  (253,876)
                              ---------  --------  ---------  ---------  ---------  ---------
Increase (decrease) in
  net assets.................   (93,065)  (82,948)  (114,668)  (145,389)   161,699   (111,442)
Net assets at beginning
  of year....................   724,557   807,505  1,133,312  1,278,701  5,135,022  5,246,464
                              ---------  --------  ---------  ---------  ---------  ---------
Net assets at end of year.... $ 631,492   724,557  1,018,644  1,133,312  5,296,721  5,135,022
                              =========  ========  =========  =========  =========  =========
Changes in units (note
  5):
   Units purchased...........    34,294    27,499      7,086     10,846      7,929     16,910
   Units redeemed............   (46,024)  (42,770)   (16,422)   (21,834)   (15,673)   (23,053)
                              ---------  --------  ---------  ---------  ---------  ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........   (11,730)  (15,271)    (9,336)   (10,988)    (7,744)    (6,143)
                              =========  ========  =========  =========  =========  =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                    Oppenheimer Variable Account Funds (continued)
                              --------------------------------------------------------------
                                                                          Oppenheimer Capital
                              Oppenheimer Balanced  Oppenheimer Capital     Appreciation
                                  Fund/VA --            Appreciation         Fund/VA --
                                Service Shares            Fund/VA          Service Shares
                              -------------------  ---------------------  ------------------
                                  Year ended             Year ended          Year ended
                                 December 31,           December 31,        December 31,
                              -------------------  ---------------------  ------------------
                                2006       2005       2006       2005       2006      2005
                              --------   -------   ---------  ----------  -------   -------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $  9,190     2,418     (33,762)        771       77     2,419
   Net realized gain
     (loss) on
     investments.............      150       321     278,170     355,500   11,321     4,098
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............   18,043     2,642     169,239     (95,523)  29,523    18,180
   Capital gain
     distributions...........   14,846     5,797          --          --       --        --
                              --------   -------   ---------  ----------  -------   -------
       Increase
         (decrease) in
         net assets from
         operations..........   42,229    11,178     413,647     260,748   40,921    24,697
                              --------   -------   ---------  ----------  -------   -------
From capital
  transactions:
   Net premiums..............  141,900   181,362     375,545     439,312   66,950   101,923
   Loan interest.............       --        --      (6,355)    (11,599)     (81)      (79)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........       --        --     (14,094)    (28,792)  (5,968)       --
     Surrenders..............       --        --    (708,300)   (601,906)  (3,120)   (7,791)
     Loans...................       --        --     (20,690)   (111,050)  (7,158)       --
     Cost of insurance
       and
       administrative
       expenses (note 4a)....  (12,005)   (8,231)   (331,020)   (381,042) (37,639)  (33,896)
     Transfers (to) from
       the Guarantee
       Account...............     (110)      161         539      (2,046)     657    10,046
     Transfers (to) from
       other subaccounts.....   (7,655)   31,938    (258,468)   (309,047)   6,948    27,040
                              --------   -------   ---------  ----------  -------   -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............  122,130   205,230    (962,843) (1,006,170)  20,589    97,243
                              --------   -------   ---------  ----------  -------   -------
Increase (decrease) in
  net assets.................  164,359   216,408    (549,196)   (745,422)  61,510   121,940
Net assets at beginning
  of year....................  366,855   150,447   6,629,928   7,375,350  536,637   414,697
                              --------   -------   ---------  ----------  -------   -------
Net assets at end of year.... $531,214   366,855   6,080,732   6,629,928  598,147   536,637
                              ========   =======   =========  ==========  =======   =======
Changes in units (note
  5):
   Units purchased...........   14,015    19,182      15,424      34,367   10,213    15,030
   Units redeemed............   (4,189)     (747)    (33,146)    (55,298)  (8,786)   (7,622)
                              --------   -------   ---------  ----------  -------   -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........    9,826    18,435     (17,722)    (20,931)   1,427     7,408
                              ========   =======   =========  ==========  =======   =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                        Oppenheimer Variable Account Funds (continued)
                              -----------------------------------------------------------------
                                                          Oppenheimer
                                   Oppenheimer         Global Securities        Oppenheimer
                                    Core Bond             Fund/VA --            High Income
                                     Fund/VA            Service Shares            Fund/VA
                              ---------------------  --------------------  --------------------
                                    Year ended            Year ended            Year ended
                                   December 31,          December 31,          December 31,
                              ---------------------  --------------------  --------------------
                                 2006        2005       2006       2005       2006       2005
                              ----------  ---------  ---------  ---------  ---------  ---------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $  119,406    118,274     22,517     16,669    360,011    321,435
   Net realized gain
     (loss) on
     investments.............    (11,065)     4,525    198,136    194,212    (23,602)    (2,803)
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............      8,380    (79,778)   204,865    204,938     96,991   (244,454)
   Capital gain
     distributions...........         --         --    199,117         --         --         --
                              ----------  ---------  ---------  ---------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         operations..........    116,721     43,021    624,635    415,819    433,400     74,178
                              ----------  ---------  ---------  ---------  ---------  ---------
From capital
  transactions:
   Net premiums..............    149,526    172,272    390,667    560,732    180,823    199,642
   Loan interest.............      3,462      2,482       (370)      (276)    (8,128)    (7,863)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........     (1,585)   (34,751)    (7,095)      (405)  (134,557)   (58,915)
     Surrenders..............    (70,266)  (115,214)   (90,315)   (77,582)  (483,826)  (144,010)
     Loans...................    (13,571)   (13,178)   (32,526)    (4,945)   (37,866)  (122,241)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....   (127,079)  (142,092)  (166,175)  (138,936)  (194,049)  (212,555)
     Transfers (to) from
       the Guarantee
       Account...............        344     (1,266)    16,049     23,033     (1,269)    (1,627)
     Transfers (to) from
       other subaccounts.....     27,533     96,579    227,252    (45,264)  (230,293)  (176,725)
                              ----------  ---------  ---------  ---------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............    (31,636)   (35,168)   337,487    316,357   (909,165)  (524,294)
                              ----------  ---------  ---------  ---------  ---------  ---------
Increase (decrease) in
  net assets.................     85,085      7,853    962,122    732,176   (475,765)  (450,116)
Net assets at beginning
  of year....................  2,860,248  2,852,395  3,448,316  2,716,140  5,693,917  6,144,033
                              ----------  ---------  ---------  ---------  ---------  ---------
Net assets at end of year.... $2,945,333  2,860,248  4,410,438  3,448,316  5,218,152  5,693,917
                              ==========  =========  =========  =========  =========  =========
Changes in units (note
  5):
   Units purchased...........     16,340     23,759    100,327    109,603     12,822     17,603
   Units redeemed............    (17,380)   (24,993)   (76,871)   (81,856)   (33,880)   (30,340)
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........     (1,040)    (1,234)    23,456     27,747    (21,058)   (12,737)
                              ==========  =========  =========  =========  =========  =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                      Oppenheimer Variable Account Funds (continued)
                              -------------------------------------------------------------
                                                     Oppenheimer Main
                                 Oppenheimer Main    Street Small Cap
                                Street Fund/VA --       Fund/VA --      Oppenheimer MidCap
                                  Service Shares      Service Shares          Fund/VA
                              ---------------------  ----------------  --------------------
                                    Year ended          Year ended          Year ended
                                   December 31,        December 31,        December 31,
                              ---------------------  ----------------  --------------------
                                 2006        2005      2006     2005      2006       2005
                              ----------  ---------  -------  -------  ---------  ---------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $   13,809     16,237      139     (818)   (73,456)   (71,327)
   Net realized gain
     (loss) on
     investments.............     73,473     56,430   42,128   22,914    116,266    (22,552)
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............    182,678     24,170   48,936   26,527     93,431    877,976
   Capital gain
     distributions...........         --         --   22,404   12,361         --         --
                              ----------  ---------  -------  -------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         operations..........    269,960     96,837  113,607   60,984    136,241    784,097
                              ----------  ---------  -------  -------  ---------  ---------
From capital
  transactions:
   Net premiums..............    179,719    226,132  163,302  163,134    424,321    460,472
   Loan interest.............       (710)      (452)     (26)     (18)   (10,128)    (8,064)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........    (30,609)        --   (5,061)      --    (76,781)   (25,673)
     Surrenders..............    (43,052)   (69,263)    (946)  (9,784)  (600,679)  (305,865)
     Loans...................    (15,731)   (14,930)  (8,931)  (2,687)   (73,289)   (69,255)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....   (103,690)  (104,684) (34,534) (24,254)  (345,339)  (375,152)
     Transfers (to) from
       the Guarantee
       Account...............       (600)    10,665    2,701    4,367     (2,545)       (94)
     Transfers (to) from
       other subaccounts.....    (18,343)       801   18,557  120,829    (22,480)  (136,286)
                              ----------  ---------  -------  -------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............    (33,016)    48,269  135,062  251,587   (706,920)  (459,917)
                              ----------  ---------  -------  -------  ---------  ---------
Increase (decrease) in
  net assets.................    236,944    145,106  248,669  312,571   (570,679)   324,180
Net assets at beginning
  of year....................  1,893,177  1,748,071  725,089  412,518  7,661,942  7,337,762
                              ----------  ---------  -------  -------  ---------  ---------
Net assets at end of year.... $2,130,121  1,893,177  973,758  725,089  7,091,263  7,661,942
                              ==========  =========  =======  =======  =========  =========
Changes in units (note
  5):
   Units purchased...........     40,757     52,809   25,730   27,519     19,120     14,480
   Units redeemed............    (44,108)   (47,539) (18,784) (12,364)   (33,462)   (24,798)
                              ----------  ---------  -------  -------  ---------  ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........     (3,351)     5,270    6,946   15,155    (14,342)   (10,318)
                              ==========  =========  =======  =======  =========  =========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                              Oppenheimer Variable
                                Account Funds                    PIMCO Variable
                                 (continued)                     Insurance Trust
                              -------------------  ------------------------------------------------
                                                                             Foreign Bond Portfolio
                              Oppenheimer MidCap    All Asset Portfolio --   (U.S. Dollar Hedged) --
                                  Fund/VA --             Advisor Class        Administrative
                                Service Shares              Shares             Class Shares
                              -------------------  ------------------------  ----------------------
                                                                Period from
                                  Year ended        Year ended  April 29, to    Year ended
                                 December 31,      December 31, December 31,   December 31,
                              -------------------  ------------ ------------ ----------------------
                                2006       2005        2006         2005       2006        2005
                              --------   -------   ------------ ------------  -------     -------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $   (415)     (329)      4,383        1,118      7,804       5,678
   Net realized gain
     (loss) on
     investments.............   19,934     4,859         103           (1)        90         621
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............  (11,981)   22,526      (1,140)          15     (4,538)      2,343
   Capital gain
     distributions...........       --        --         163          108        434          --
                              --------   -------      ------       ------     -------     -------
       Increase
         (decrease) in
         net assets from
         operations..........    7,538    27,056       3,509        1,240      3,790       8,642
                              --------   -------      ------       ------     -------     -------
From capital
  transactions:
   Net premiums..............   20,750    24,092      14,635       56,803     14,194      23,347
   Loan interest.............       --        --          --           --        (11)         --
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........       --        --          --           --         --        (605)
     Surrenders..............     (729)   (8,722)         --           --     (7,266)     (7,941)
     Loans...................   (4,640)       --          --           --     (1,609)       (435)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....   (9,698)  (12,689)     (2,221)        (303)   (12,375)    (12,600)
     Transfers (to) from
       the Guarantee
       Account...............      136     1,537      (2,082)          --       (374)       (196)
     Transfers (to) from
       other subaccounts.....  (26,605)   (4,420)     13,305           --       (636)     17,496
                              --------   -------      ------       ------     -------     -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............  (20,786)     (202)     23,637       56,500     (8,077)     19,066
                              --------   -------      ------       ------     -------     -------
Increase (decrease) in
  net assets.................  (13,248)   26,854      27,146       57,740     (4,287)     27,708
Net assets at beginning
  of year....................  259,025   232,171      57,740           --    193,210     165,502
                              --------   -------      ------       ------     -------     -------
Net assets at end of year.... $245,777   259,025      84,886       57,740    188,923     193,210
                              ========   =======      ======       ======     =======     =======
Changes in units (note
  5):
   Units purchased...........    4,010     2,703       4,533        5,520      1,633       4,140
   Units redeemed............   (5,187)   (2,736)     (2,106)         (30)    (2,247)     (2,644)
                              --------   -------      ------       ------     -------     -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........   (1,177)      (33)      2,427        5,490       (614)      1,496
                              ========   =======      ======       ======     =======     =======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                            PIMCO Variable Insurance Trust (continued)
                              -----------------------------------------------------------------------
                                                         Long-Term U.S.
                              High Yield Portfolio -- Government Portfolio -- Low Duration Portfolio --
                                  Administrative          Administrative            Administrative
                                   Class Shares           Class Shares              Class Shares
                              ---------------------   ----------------------  ------------------------
                                                                                           Period from
                                    Year ended             Year ended          Year ended  April 29, to
                                   December 31,           December 31,        December 31, December 31,
                              ---------------------   ----------------------  ------------ ------------
                                 2006         2005       2006        2005         2006         2005
                              ----------   ---------  ---------   ---------   ------------ ------------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $  169,289     148,643    177,418     149,392       4,994          405
   Net realized gain
     (loss) on
     investments.............     13,954      23,657    (39,330)     14,655          (8)          (1)
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............     30,891     (82,702)  (149,320)    (80,632)       (594)        (225)
   Capital gain
     distributions...........         --          --     32,082      70,564          --           56
                              ----------   ---------  ---------   ---------     -------       ------
       Increase
         (decrease) in
         net assets from
         operations..........    214,134      89,598     20,850     153,979       4,392          235
                              ----------   ---------  ---------   ---------     -------       ------
From capital
  transactions:
   Net premiums..............    204,790     305,123    270,094     296,084     158,635       42,441
   Loan interest.............       (657)       (512)    (1,324)     (1,383)         --           --
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........    (73,235)    (25,014)   (31,895)    (48,738)         --           --
     Surrenders..............    (37,026)    (57,480)  (169,583)    (61,438)         --           --
     Loans...................    (28,114)     (8,092)   (17,706)     (8,998)         --           --
     Cost of insurance
       and
       administrative
       expenses (note 4a)....    (99,393)    (98,951)  (149,792)   (152,899)     (4,154)        (257)
     Transfers (to) from
       the Guarantee
       Account...............    (10,009)     (8,462)     2,814      37,854      (1,148)        (110)
     Transfers (to) from
       other subaccounts.....    (42,112)    (75,228)  (240,929)    241,848      85,669           --
                              ----------   ---------  ---------   ---------     -------       ------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............    (85,756)     31,384   (338,321)    302,330     239,002       42,074
                              ----------   ---------  ---------   ---------     -------       ------
Increase (decrease) in
  net assets.................    128,378     120,982   (317,471)    456,309     243,394       42,309
Net assets at beginning
  of year....................  2,424,761   2,303,779  3,634,874   3,178,565      42,309           --
                              ----------   ---------  ---------   ---------     -------       ------
Net assets at end of year.... $2,553,139   2,424,761  3,317,403   3,634,874     285,703       42,309
                              ==========   =========  =========   =========     =======       ======
Changes in units (note
  5):
   Units purchased...........     50,519      69,753     36,119      76,506      23,522        4,223
   Units redeemed............    (55,928)    (67,351)   (58,855)    (56,347)       (470)         (26)
                              ----------   ---------  ---------   ---------     -------       ------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........     (5,409)      2,402    (22,736)     20,159      23,052        4,197
                              ==========   =========  =========   =========     =======       ======

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                  PIMCO Variable
                                 Insurance Trust
                                   (continued)            The Prudential Series Fund
                              ------------------------  --------------------------------
                              Total Return Portfolio --  Jennison 20/20       Jennison
                                  Administrative        Focus Portfolio --  Portfolio --
                                   Class Shares         Class II Shares    Class II Shares
                              ------------------------  -----------------  -------------
                                    Year ended             Year ended        Year ended
                                   December 31,           December 31,      December 31,
                              ------------------------  -----------------  -------------
                                 2006          2005       2006     2005     2006     2005
                               ----------   ---------   -------   ------   ------   -----
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $  373,435      310,347       407      (37)     (21)     (6)
   Net realized gain
     (loss) on
     investments.............    (61,032)      15,673       380      298       27      71
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............    (31,571)    (220,626)    6,898    3,672      352     504
   Capital gain
     distributions...........         --       58,143     2,835       --       --      --
                               ----------   ---------   -------   ------   ------   -----
       Increase
         (decrease) in
         net assets from
         operations..........    280,832      163,537    10,520    3,933      358     569
                               ----------   ---------   -------   ------   ------   -----
From capital
  transactions:
   Net premiums..............    742,437    1,198,708    32,412   10,530   10,000   3,024
   Loan interest.............     (2,293)        (911)      (39)     (13)      --      --
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........    (92,586)     (18,913)       --       --       --      --
     Surrenders..............   (312,191)    (202,921)       --       --       --      --
     Loans...................    (75,369)     (73,288)       --     (623)      --      --
     Cost of insurance
       and
       administrative
       expenses (note 4a)....   (309,504)    (314,150)   (4,070)  (1,720)    (673)    (81)
     Transfers (to) from
       the Guarantee
       Account...............      3,503       21,752        22    8,510       (3)     32
     Transfers (to) from
       other subaccounts.....    190,978      443,748    26,994   23,970    2,806     217
                               ----------   ---------   -------   ------   ------   -----
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............    144,975    1,054,025    55,319   40,654   12,130   3,192
                               ----------   ---------   -------   ------   ------   -----
Increase (decrease) in
  net assets.................    425,807    1,217,562    65,839   44,587   12,488   3,761
Net assets at beginning
  of year....................  7,847,881    6,630,319    50,234    5,647    4,469     708
                               ----------   ---------   -------   ------   ------   -----
Net assets at end of year.... $8,273,688    7,847,881   116,073   50,234   16,957   4,469
                               ==========   =========   =======   ======   ======   =====
Changes in units (note
  5):
   Units purchased...........    248,614      283,315     3,307    2,683      856     700
   Units redeemed............   (235,008)    (203,697)     (270)    (169)     (48)   (460)
                               ----------   ---------   -------   ------   ------   -----
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........     13,606       79,618     3,037    2,514      808     240
                               ==========   =========   =======   ======   ======   =====

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                The Prudential Series
                                  Fund (continued)      Rydex Variable Trust
                              ------------------------  ------------------
                                  Natural Resources
                                    Portfolio --
                                   Class II Shares           OTC Fund
                              ------------------------  ------------------
                                           Period from
                               Year ended  April 29, to     Year ended
                              December 31, December 31,    December 31,
                              ------------ ------------ ------------------
                                  2006         2005       2006       2005
                              ------------ ------------ --------   --------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)...............  $  11,703         (63)       (462)      (555)
   Net realized gain
     (loss) on
     investments.............      8,490       9,872      13,411     49,653
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............     28,237      18,831      11,868    (61,235)
   Capital gain
     distributions...........     48,021          --          --         --
                               ---------     -------    --------   --------
       Increase
         (decrease) in
         net assets from
         operations..........     96,451      28,640      24,817    (12,137)
                               ---------     -------    --------   --------
From capital
  transactions:
   Net premiums..............    324,424     167,630     182,508     41,269
   Loan interest.............        (59)         --         (28)       (15)
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........         --          --      (1,863)        --
     Surrenders..............   (158,858)         --     (18,991)   (15,319)
     Loans...................         --      (1,347)       (705)      (142)
     Cost of insurance
       and
       administrative
       expenses (note 4a)....    (17,351)     (2,791)    (13,758)   (17,981)
     Transfers (to) from
       the Guarantee
       Account...............     36,034      10,654        (298)    (5,101)
     Transfers (to) from
       other subaccounts.....    115,094      89,881    (422,270)   (44,430)
                               ---------     -------    --------   --------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............    299,284     264,027    (275,405)   (41,719)
                               ---------     -------    --------   --------
Increase (decrease) in
  net assets.................    395,735     292,667    (250,588)   (53,856)
Net assets at beginning
  of year....................    292,667          --     573,811    627,667
                               ---------     -------    --------   --------
Net assets at end of year....  $ 688,402     292,667     323,223    573,811
                               =========     =======    ========   ========
Changes in units (note
  5):
   Units purchased...........     58,008      33,083      42,690    295,428
   Units redeemed............    (39,708)    (13,567)   (100,568)  (308,988)
                               ---------     -------    --------   --------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........     18,300      19,516     (57,878)   (13,560)
                               =========     =======    ========   ========

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                                  Van Kampen Life Investment Trust
                              ---------------------------------------
                                     Comstock        Strategic Growth
                                   Portfolio --        Portfolio --
                                 Class II Shares      Class II Shares
                              ---------------------  ----------------
                                    Year ended          Year ended
                                   December 31,        December 31,
                              ---------------------  ----------------
                                 2006        2005      2006     2005
                              ----------  ---------  -------  -------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $   32,749      6,354     (434)    (339)
   Net realized gain
     (loss) on
     investments.............     22,685     27,783    2,721    4,824
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............    105,152    (12,063)   6,791   15,684
   Capital gain
     distributions...........     64,977     28,374       --       --
                              ----------  ---------  -------  -------
       Increase
         (decrease) in
         net assets from
         operations..........    225,563     50,448    9,078   20,169
                              ----------  ---------  -------  -------
From capital
  transactions:
   Net premiums..............    348,430    438,344  151,168   81,339
   Loan interest.............       (269)      (304)      --       --
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Death benefits..........     (9,251)        --       --       --
     Surrenders..............     (1,903)    (3,720)      --   (6,406)
     Loans...................    (17,140)    (4,282)      --       --
     Cost of insurance
       and
       administrative
       expenses (note 4a)....    (55,401)   (43,208) (11,575)  (9,840)
     Transfers (to) from
       the Guarantee
       Account...............       (613)    19,707     (203)     347
     Transfers (to) from
       other subaccounts.....     88,009     32,192    6,138   25,084
                              ----------  ---------  -------  -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............    351,862    438,729  145,528   90,524
                              ----------  ---------  -------  -------
Increase (decrease) in
  net assets.................    577,425    489,177  154,606  110,693
Net assets at beginning
  of year....................  1,280,070    790,893  275,352  164,659
                              ----------  ---------  -------  -------
Net assets at end of year.... $1,857,495  1,280,070  429,958  275,352
                              ==========  =========  =======  =======
Changes in units (note
  5):
   Units purchased...........     59,243     64,074   15,825   14,167
   Units redeemed............    (34,282)   (28,728)  (2,365)  (4,954)
                              ----------  ---------  -------  -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners
     during the years or
     lesser periods
     ended December 31,
     2006 and 2005...........     24,961     35,346   13,460    9,213
                              ==========  =========  =======  =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                         Notes to Financial Statements

                               December 31, 2006

(1)Description of Entity

   Genworth Life & Annuity VL Separate Account 1 ("Separate Account") is a separate investment account established on August 21, 1986 by Genworth Life and Annuity Insurance Company ("GLAIC"), pursuant to the laws of the Commonwealth of Virginia. The Separate Account has subaccounts that currently invest in open-ended mutual funds ("Portfolios"). Such Portfolios are not sold directly to the general public. They are sold to GLAIC, and the Portfolios may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies, including affiliated insurance companies of GLAIC. In addition, the Portfolios may be sold to qualified pension or retirement plans. GLAIC uses the Separate Account to support flexible premium single life and joint and last survivor variable life insurance policies, as well as flexible premium variable universal life insurance policies (collectively, the "Policies") issued by GLAIC, as well as other purposes permitted by law.

   Currently there are multiple Subaccounts for the Separate Account available under each policy. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio (a division of a Fund, the assets of which are separate from other Portfolios that may be available in the
Fund).

   The assets of the Separate Account belong to GLAIC. However, GLAIC does not charge the assets in the Separate Account attributable to the policies with liabilities arising out of any other business, which GLAIC may conduct. The assets of the Separate Account will, however, be available to cover the liabilities for our General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the policies supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business GLAIC may conduct.

   The Separate Account has been registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. Policy owners assume the full investment risk for all amounts allocated to the Separate Account.

   On May 1, 2006, the AIM Variable Insurance Funds -- AIM V.I. Growth
Fund -- Series I shares merged into the AIM Variable Insurance Funds -- AIM V.I. Capital Appreciation Fund -- Series I shares and the values presented in the Statement of Operations for the full year ended December 31, 2006 and the Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005 are reflective of the combined values from both funds. The AIM Variable Insurance Funds -- AIM V.I. Premier Equity Fund -- Series I shares merged into the AIM Variable Insurance Funds -- AIM V.I. Core Equity Fund -- Series I shares on May 1, 2006 and the values presented in the Statement of Operations for the full year ended December 31, 2006 and the Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005 are reflective of the combined values from both funds.

   Fidelity(R) Variable Insurance Products Fund -- VIP Balanced
Portfolio -- Service Class 2 and Franklin Templeton Variable Insurance Products Trust -- Templeton Growth Securities Fund -- Class 2 Shares were added to the Separate Account effective May 1, 2006.

   Effective May 1, 2006, GE Investments Funds, Inc., adopted a multiple class plan for the Total Return Fund. Under this plan, shares outstanding on May 1, 2006 were re-designated Class 1 shares and will remain an investment option for policies issued before May 1, 2006. For policies issued on or after May 1, 2006, the subaccount will invest in Class 3 shares.

   The following portfolios are not available to policies issued on or after May 1, 2006:

Fidelity(R) Variable Insurance Products Fund                 MFS(R) Variable Insurance Trust
  VIP Asset Manager/SM/ Portfolio -- Service Class 2           MFS(R) New Discovery Series -- Service Class Shares
Goldman Sachs Variable Insurance Trust
  Goldman Sachs Mid Cap Value Fund

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006


   Effective April 29, 2005, the following portfolios were made available to the Separate Account:

American Century Variable Portfolios II, Inc.                MFS(R) Variable Insurance Trust
  VP Inflation Protection Fund -- Class II                     MFS(R) Total Return Series -- Service Class Shares
BlackRock Variable Series Funds, Inc.                        PIMCO Variable Insurance Trust
  BlackRock Global Allocation V.I. Fund -- Class III Shares    All Asset Portfolio -- Advisor Class Shares
Franklin Templeton Variable Insurance Products Trust           Low Duration Portfolio -- Administrative Class Shares
  Franklin Income Securities Fund -- Class 2 Shares          The Prudential Series Fund, Inc.
Legg Mason Partners Variable Portfolios I, Inc.                Natural Resources Portfolio -- Class II
  Legg Mason Partners Variable Total Return Portfolio --
    Class II

   Janus Aspen Series -- International Growth Portfolio -- Service Shares is not available for new premium or transfers on or after November 15, 2004.

   The following portfolios are not available to policies issued on or after May 1, 2003.

Dreyfus                                                        Large Cap Growth Portfolio -- Service Shares
  The Dreyfus Socially Responsible Growth Fund, Inc. --        Mid Cap Growth Portfolio -- Service Shares
    Initial Shares                                             Worldwide Growth Portfolio -- Service Shares
Janus Aspen Series                                           PIMCO Variable Insurance Trust
  Global Life Sciences Portfolio -- Service Shares             Foreign Bond Portfolio (U.S. Dollar Hedged) --
  Global Technology Portfolio -- Service Shares                  Administrative Class Shares

   All designated portfolios described above are series type mutual funds.

(2)Summary of Significant Accounting Policies

  (a) Basis of Presentation

   These financial statements have been prepared on the basis of U.S. generally accepted accounting principles (U.S. GAAP). Preparing financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.

   (b) Investments

   Investments are stated at fair market value, which is based on the net asset value per share of the respective underlying portfolios. Purchases and redemptions of investments are recorded on the Valuation Day (as defined in the definition section of the prospectus) the request for purchase or redemption is received while distributions are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

   (c) Unit Classes

   There are six unit classes of Subaccounts based on the life policy through which the Subaccounts are offered. An indefinite number of units in each unit class is authorized. Each unit type has its own expense structure as noted in footnote 4 (a) below. Policy form numbers P1095, P1096, P1097, P1250CR and P1251 are no longer available for sale, although additional premium may still be accepted under the terms of the policy.

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006


   (d) Federal Income Taxes

   The operations of the Separate Account are a part of, and taxed with, the operations of GLAIC. Therefore, the Separate Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed. Accordingly, the Separate Account paid no federal income taxes and no federal income tax payment was required. GLAIC is taxed as a life insurance company under the Code.

(3)Purchases and Sales of Investments

   The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year ended December 31, 2006 were:

                                                                                Cost of     Proceeds
                                                                                 Shares       from
Fund/Portfolio                                                                  Acquired   Shares Sold
--------------                                                                 ---------- -----------
AIM Variable Insurance Funds:
 AIM V.I. Basic Value Fund -- Series II shares................................ $  334,988 $  157,992
 AIM V.I. Capital Appreciation Fund -- Series I shares........................    501,395    498,930(a)
 AIM V.I. Core Equity Fund -- Series I shares.................................  1,026,520  1,042,988(b)
 AIM V.I. International Growth Fund -- Series II shares.......................    380,948    234,630
The Alger American Fund:
 Alger American Growth Portfolio -- Class O Shares............................    559,775  1,332,941
 Alger American Small Capitalization Portfolio -- Class O Shares..............  1,571,741  2,057,530
AllianceBernstein Variable Products Series Fund, Inc.:
 AllianceBernstein Global Technology Portfolio -- Class B.....................     36,166     20,691
 AllianceBernstein Growth and Income Portfolio -- Class B.....................  1,830,914  1,882,857
 AllianceBernstein International Value Portfolio -- Class B...................  1,348,604    910,981
 AllianceBernstein Large Cap Growth Portfolio -- Class B......................    217,121    186,844
 AllianceBernstein Small Cap Growth Portfolio -- Class B......................     27,788     27,950
American Century Variable Portfolios II, Inc.:
 VP Inflation Protection Fund -- Class II.....................................     32,326     11,945
BlackRock Variable Series Funds, Inc.:
 BlackRock Basic Value V.I. Fund -- Class III Shares..........................    270,513    113,805
 BlackRock Global Allocation V.I. Fund -- Class III Shares....................     77,924      5,237
 BlackRock Large Cap Growth V.I. Fund -- Class III Shares.....................     10,060      4,656
 BlackRock Value Opportunities V.I. Fund -- Class III Shares..................    105,366     39,566
Columbia Funds Variable Insurance Trust I:
 Columbia Marsico Growth Fund, Variable Series -- Class A.....................  1,041,261    848,543
 Columbia Marsico International Opportunities Fund, Variable Series -- Class B  1,030,792    831,024
Dreyfus:
 The Dreyfus Socially Responsible Growth Fund, Inc. -- Initial Shares.........     22,379     36,492
Eaton Vance Variable Trust:
 VT Floating-Rate Income Fund.................................................    617,969    373,793
 VT Worldwide Health Sciences Fund............................................     93,319     70,772
Evergreen Variable Annuity Trust:
 Evergreen VA Omega Fund -- Class 2...........................................      5,735      1,140
Federated Insurance Series:
 Federated American Leaders Fund II -- Primary Shares.........................    609,295    444,816
 Federated Capital Income Fund II.............................................    325,566    279,284
 Federated High Income Bond Fund II -- Primary Shares.........................    512,896    565,535

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                Cost of     Proceeds
                                                                 Shares       from
Fund/Portfolio                                                  Acquired   Shares Sold
--------------                                                 ----------- -----------
 Federated High Income Bond Fund II -- Service Shares......... $   192,500 $   179,237
 Federated Kaufmann Fund II -- Service Shares.................     568,306     598,526
Fidelity(R) Variable Insurance Products Fund:
 VIP Asset Manager/SM/ Portfolio -- Initial Class.............     860,290   1,279,869
 VIP Asset Manager/SM/ Portfolio -- Service Class 2...........       6,972      11,529
 VIP Balanced Portfolio -- Service Class 2....................      57,009         600
 VIP Contrafund(R) Portfolio -- Initial Class.................   6,505,437   6,034,696
 VIP Contrafund(R) Portfolio -- Service Class 2...............   2,960,051   1,716,960
 VIP Dynamic Capital Appreciation Portfolio -- Service Class 2      90,604      87,447
 VIP Equity-Income Portfolio -- Initial Class.................   4,965,895   4,587,784
 VIP Equity-Income Portfolio -- Service Class 2...............   1,611,227   1,104,177
 VIP Growth & Income Portfolio -- Initial Class...............     720,522     792,832
 VIP Growth & Income Portfolio -- Service Class 2.............     290,346     253,250
 VIP Growth Opportunities Portfolio -- Initial Class..........     342,418     512,018
 VIP Growth Portfolio -- Initial Class........................   1,429,881   2,706,248
 VIP Growth Portfolio -- Service Class 2......................     285,975     373,366
 VIP Mid Cap Portfolio -- Service Class 2.....................   3,142,631   2,894,503
 VIP Overseas Portfolio -- Initial Class......................   2,804,702   2,940,655
 VIP Value Strategies Portfolio -- Service Class 2............      89,718      25,427
Franklin Templeton Variable Insurance Products Trust:
 Franklin Income Securities Fund -- Class 2 Shares............   2,331,342   1,633,829
 Mutual Shares Securities Fund -- Class 2 Shares..............     165,729      37,295
 Templeton Foreign Securities Fund -- Class 1 Shares..........     525,858     335,126
 Templeton Global Income Securities Fund -- Class 1 Shares....     379,974     412,216
 Templeton Growth Securities Fund -- Class 2 Shares:..........     108,417       7,345
GE Investments Funds, Inc.:
 Income Fund..................................................   1,138,679   1,166,735
 International Equity Fund....................................   1,279,125     717,709
 Mid-Cap Equity Fund..........................................   2,202,066   2,203,831
 Money Market Fund............................................  31,155,437  30,862,985
 Premier Growth Equity Fund...................................     855,349   1,435,210
 Real Estate Securities Fund..................................   2,878,451   2,116,615
 S&P 500(R) Index Fund........................................   5,046,699   7,030,847
 Small-Cap Equity Fund........................................   1,832,790   1,698,161
 Total Return Fund -- Class 1 shares..........................   3,027,780   2,932,151
 Total Return Fund -- Class 3 shares..........................     477,026       2,804
 U.S. Equity Fund.............................................     636,557     693,587
 Value Equity Fund............................................     338,814     192,096
Goldman Sachs Variable Insurance Trust:
 Goldman Sachs Growth and Income Fund.........................     830,470     411,915
 Goldman Sachs Mid Cap Value Fund.............................   2,621,151   2,565,592
Janus Aspen Series:
 Balanced Portfolio -- Institutional Shares...................     819,913   1,693,490
 Balanced Portfolio -- Service Shares.........................     887,094     865,385
 Flexible Bond Portfolio -- Institutional Shares..............     221,383     272,267
 Forty Portfolio -- Institutional Shares......................     517,714     978,744
 Forty Portfolio -- Service Shares............................     173,511     133,015

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                             Cost of    Proceeds
                                                                              Shares      from
Fund/Portfolio                                                               Acquired  Shares Sold
--------------                                                              ---------- -----------
 Global Life Sciences Portfolio -- Service Shares.......................... $   94,920 $  204,125
 Global Technology Portfolio -- Service Shares.............................     76,385     79,300
 International Growth Portfolio -- Institutional Shares....................  3,233,671  2,164,945
 International Growth Portfolio -- Service Shares..........................     16,178     94,537
 Large Cap Growth Portfolio -- Institutional Shares........................    792,268  2,082,820
 Large Cap Growth Portfolio -- Service Shares..............................     40,015     53,700
 Mid Cap Growth Portfolio -- Institutional Shares..........................    882,571  1,527,539
 Mid Cap Growth Portfolio -- Service Shares................................    147,963    435,327
 Worldwide Growth Portfolio -- Institutional Shares........................  1,327,560  2,289,679
 Worldwide Growth Portfolio -- Service Shares..............................     81,531    139,409
Legg Mason Partners Variable Portfolios I, Inc.:
 Legg Mason Partners Variable All Cap Portfolio -- Class II................    105,528    168,248
 Legg Mason Partners Variable Investors Portfolio -- Class I...............    307,469    402,072
 Legg Mason Partners Variable Strategic Bond Portfolio -- Class I..........    497,202    351,626
 Legg Mason Partners Variable Total Return Portfolio -- Class I............    235,205    283,086
 Legg Mason Partners Variable Total Return Portfolio -- Class II...........     49,183        235
Legg Mason Partners Variable Portfolios II:
 Legg Mason Partners Variable Aggressive Growth Portfolio -- Class II......     69,616     46,236
MFS(R) Variable Insurance Trust:
 MFS(R) Investors Growth Stock Series -- Service Class Shares..............    228,245    428,335
 MFS(R) Investors Trust Series -- Service Class Shares.....................    124,711    431,936
 MFS(R) New Discovery Series -- Service Class Shares.......................    217,681    453,121
 MFS(R) Total Return Series -- Service Class Shares........................    215,704     85,767
 MFS(R) Utilities Series -- Service Class Shares...........................    534,537    791,227
Old Mutual Insurance Series Fund:
 Old Mutual Growth II Portfolio............................................    358,930    487,327
 Old Mutual Large Cap Growth Portfolio.....................................    120,675    289,983
Oppenheimer Variable Account Funds:
 Oppenheimer Balanced Fund/VA..............................................    688,422    719,870
 Oppenheimer Balanced Fund/VA -- Service Shares............................    195,010     48,843
 Oppenheimer Capital Appreciation Fund/VA..................................    875,909  1,871,840
 Oppenheimer Capital Appreciation Fund/VA -- Service Shares................    151,991    124,912
 Oppenheimer Core Bond Fund/VA.............................................    644,863    556,838
 Oppenheimer Global Securities Fund/VA -- Service Shares...................  1,554,262    994,572
 Oppenheimer High Income Fund/VA...........................................    959,528  1,508,081
 Oppenheimer Main Street Fund/VA -- Service Shares.........................    429,920    433,526
 Oppenheimer Main Street Small Cap Fund/VA -- Service Shares...............    493,299    335,477
 Oppenheimer MidCap Fund/VA................................................    981,131  1,767,500
 Oppenheimer MidCap Fund/VA -- Service Shares..............................     66,778     87,971
PIMCO Variable Insurance Trust:
 All Asset Portfolio -- Advisor Class Shares...............................     52,669     22,379
 Foreign Bond Portfolio (U.S. Dollar Hedged) -- Administrative Class Shares     29,318     29,191
 High Yield Portfolio -- Administrative Class Shares.......................    823,965    740,845
 Long-Term U.S. Government Portfolio -- Administrative Class Shares........    713,047    841,150
 Low Duration Portfolio -- Administrative Class Shares.....................    247,660      4,763
 Total Return Portfolio -- Administrative Class Shares.....................  3,391,909  2,876,050

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                    Cost of    Proceeds
                                                     Shares      from
Fund/Portfolio                                      Acquired  Shares Sold
--------------                                     ---------- -----------
The Prudential Series Fund:
 Jennison 20/20 Focus Portfolio -- Class II Shares $   63,754  $  5,191
 Jennison Portfolio -- Class II Shares............     12,825       718
 Natural Resources Portfolio -- Class II Shares...  1,022,891   663,853
Rydex Variable Trust:
 OTC Fund.........................................    195,572   471,398
Van Kampen Life Investment Trust:
 Comstock Portfolio -- Class II Shares............    912,522   462,851
 Strategic Growth Portfolio -- Class II Shares....    170,109    25,010

--------
(a)Activity from AIM V.I. Growth Fund -- Series I shares is combined with AIM V.I. Capital Appreciation Fund -- Series I shares
(b)Activity from AIM V.I. Premier Equity Fund -- Series I shares is combined with AIM V.I. Core Equity Fund -- Series I shares

(4)Related Party Transactions

  (a) GLAIC

   Type I Units (Policy P1096 and P1251)

   Net premium payments transferred from GLAIC to the Separate Account represent gross premium payments recorded by GLAIC on its flexible premium variable universal life insurance policies and flexible premium joint and last survivor variable life insurance policies less deductions. For Policy P1251, deductions from premium depend on the initial specified amount. If the initial specified amount is $500,000 or more, a current deduction of 3.5% premium charge (5% maximum) is assessed from each premium payment before the premium is allocated to the Subaccounts. If the initial specified amount is at least $250,000 but less than $500,000, a current deduction of 6.5% premium charge (8% maximum) is assessed. For Policy P1096, a premium charge of 7.5% from each premium payment is assessed before the premium is allocated to the Subaccounts.

   Policy P1251 assesses a minimum surrender charge of $12.00 per $1,000 of specified amount and a maximum of $60.00 per $1,000 of specified amount if the policy is surrendered during the first 16 years of the policy or 16 years after an increase in specified amount. A surrender charge would also apply if the specified amount were decreased at a time when surrender would otherwise be assessed. For Policy P1096, a minimum surrender charge of $2.50 per $1,000 of specified amount and a maximum of $7.50 per $1,000 of specified amount not to exceed $500 is assessed if the policy surrendered during policy years 1 through
9. Policy P1096 also assesses a fee for increases in specified amount. This fee will never be lower than $1.50 per $1,000 of specified amount and never higher than $300.

   A mortality and expense risk charge is deducted daily from the assets in the Subaccounts attributable to the policies equal to an effective annual rate of 0.70% of the average daily net assets of the Separate Account. This charge is for the mortality and expense risks that GLAIC assumes.

   A monthly deduction is made on the policy date and on each monthly anniversary date from the policy assets. The monthly deduction for Policy P1251 consists of a cost of insurance charge that varies based upon the Insured's gender, issue age, risk class and the year of coverage, a policy charge of $5, an expense charge of up to $0.20 per $1,000 of specified amount, and any charges for additional benefits added by riders to the policy. The monthly deduction for Policy P1096 consists of a cost of insurance charge that varies based upon the Insured's gender, issue age, risk class and the year of coverage, a current monthly administrative charge of $6 ($12 maximum) and any charges for additional benefits added by riders to the policy.

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006


   Policy P1096 assesses a deferred sales charge during policy years 2-10 of 45% of the premiums paid on specified amount (of less than $250,000) during the first policy year. This charge is reduced to 40% of the premiums paid on specified amount of $250,000 or more. The policy also assesses a net loan charge at an annualized rate of 2.0% for non-preferred loans. There are no charges for Policy P1096 for preferred loans after year 11. For Policy P1251, there is a net loan charge of 2.0% for non-preferred loans and no charge for preferred loans in all years.

   A partial surrender-processing fee of the lesser of $25 or 2% of the amount surrendered is assessed on all partial surrenders.

   A transfer charge of $10 is assessed for each transfer among Subaccounts after the first transfer made in any calendar month.

   Type II Units (Policy Form P1250 and P1250CR)

   Net premiums transferred from GLAIC to the Separate Account represent gross premiums recorded by GLAIC on its flexible premium variable universal life insurance policies less deductions. For Policy P1250, a 3% charge from each premium (5% maximum) is assessed before it is allocated to the Subaccounts. For Policy P1250CR, an 8% charge from each premium (10% maximum) is assessed before it is allocated to the Subaccounts.

   A mortality and expense risk charge is deducted daily from the assets in the Subaccounts attributable to the policies equal to an effective annual rate of 0.70% of the average daily net assets of the Separate Account. This charge is for the mortality and expense risks that GLAIC assumes.

   A monthly deduction is made on the policy date and on each monthly anniversary date from the policy assets. The monthly deduction consists of a cost of insurance charge which varies based upon the Insured's gender, issue age, risk class and the year of coverage, a policy charge of $12 in the first policy year ($15 for Policy P1250CR) and $6 per month thereafter ($12 maximum), and any charges for additional benefits added by riders to the policy. If an increase in specified amount becomes effective, there will be a one-time charge (per increase) of $1.50 per $1,000 of increase included in the monthly deduction (not to exceed $300 per increase).

   There will be a surrender charge if the policy is surrendered during the surrender period. The surrender charge is calculated by multiplying the surrender charge factors times the specified amount, divided by $1,000. That amount is then varied by issue age, gender (where applicable) and rating class of each Insured and by the number of months since the policy date. The surrender charge remains level for the first five policy years and then decreases uniformly each policy month to zero over the next 10 policy years or until the Insured attains age 95, whichever is earlier. For Policy P1250, the surrender charge is guaranteed not to exceed $50.63 per $1,000 of specified amount. For Policy P1250CR, the surrender charge is guaranteed not to exceed $51.36 per $1,000 of specified amount.

   A partial surrender processing fee of the lesser of $25 or 2% of the amount surrendered is assessed on all partial surrenders.

   A transfer charge of $10 is assessed for each transfer among Subaccounts after the first transfer made in any calendar month. Policies issued on policy form P1250 and marketed under the name of Protection Plus do not assess a transfer charge but reserve the right to impose a charge of up to $10 after the first transfer made in any calendar month. Policy P1250 assesses a maximum net loan charge at an annualized rate of 2.0% for non-preferred loans in policy years 0 through 10 and there is no charge for preferred loans in policy years 11 and after (there is a maximum charge of 2.0% for preferred loans in policy years 11 and after).

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006


   Type III Units (Policy Form P1258 and P1259)

   Net premiums transferred from GLAIC to the Separate Account represent gross premiums recorded by GLAIC on its flexible premium single life and joint and last survivor variable life insurance policies less deductions. A 5% charge from each premium (7.5% maximum) is assessed before it is allocated to the Subaccounts. This charge is not assessed against the policy loan portion of a premium received from the rollover of a life insurance policy.

   A mortality and expense risk charge is deducted monthly from a policy's assets. This charge is for the mortality and expense risks that GLAIC assumes. This charge is equal to an effective annual rate of 0.40% of the first $50,000 of the policy's unloaned assets in the Subaccounts (0.40% of the first $100,000 of unloaned assets in the Subaccounts for a joint and last survivor policy). During the first 20 policy years, a mortality and expense risk charge at an annual effective rate of 0.05% of the policy's unloaned assets in the Subaccounts over $50,000 ($100,000 for a joint and last survivor policy) is also assessed. Beginning with policy year 21, GLAIC does not deduct a mortality and expense risk charge for the policy's unloaned assets in the Subaccounts over $50,000 ($100,000 for a joint and last survivor policy).

   A monthly deduction is made on the policy date and on each monthly anniversary date from the policy assets. The monthly deduction consists of a cost of insurance charge which varies based upon the Insured's gender, issue age, risk class and the year of coverage, the mortality and expense risk charge (discussed above), a policy charge of $5 ($10 per month maximum), a maximum monthly expense charge of $0.20 per $1,000 (a maximum of $0.83 per $1,000) of specified amount for the first 10 policy years and the first 10 policy years after an increase in specified amount and any charges for additional benefits added by riders to the policy.

   There will be a surrender charge if the policy is surrendered during the first 10 policy years or 10 years after an increase in specified amount. The maximum surrender charge assessed is $37.19 per $1,000 of specified amount. This charge is calculated by multiplying a factor times the lowest specified amount in effect before the surrender, divided by 1,000. The factor depends on the issue age and gender (where applicable) of the Insured. For a joint and last survivor policy, the factor depends on the issue age, gender (where applicable) and risk class of both Insured's. The surrender charge remains level for the first five policy years and then decreases each policy month to zero over the next five policy years.

   GLAIC reserves the right to assess a maximum partial surrender fee of the lesser of $25 or 2%, of the amount surrendered. Currently, this partial surrender processing fee is not assessed.

   Certain policy owners may elect to allocate premium payments to a Guarantee Account that is part of the general account of GLAIC. Amounts allocated to the Guarantee Account earn interest at the interest rate in effect at the time of such allocation or transfer. The interest rate remains in effect for a guaranteed period of time, after which a new rate may be declared. Policy owners may transfer amounts from the Guarantee Account to the Subaccounts of the Separate Account and in certain instances transfer amounts from the Subaccounts of the Separate Account to the Guarantee Account.

   A loan charge of 0.15% of the net annualized rate is assessed on all loans taken in policy years 1 through 5 and no charge is assessed in policy years 6 and after. The maximum charge of 0.40% of the net annualized rate in policy years 1-10 may be assessed with 0.00% thereafter.

   Currently, there is no transfer fee, but GLAIC reserves the right to assess $20 per transfer for any transfer made after the 12th transfer in a calendar year.

   Type IV Units (P1095)

   Net premiums transferred from GLAIC to the Separate Account represent gross premiums recorded by GLAIC on its flexible premium variable life insurance policies, less deductions retained as compensation for certain distribution expenses and premium taxes. A premium charge of 8.5% is assessed with each premium payment in which 6.0% is deducted as compensation to GLAIC for sales and distribution expenses and 2.5% is deducted for premium taxes.

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006


   A mortality and expense risk charge is deducted daily from the policy owner assets in the Subaccounts. This charge is for the mortality and expense risks that GLAIC assumes. This charge is equal to 0.50% of the value of the unloaned assets in the Subaccounts.

   A loan charge at a net annualized rate of 4.0% is assessed on all loans taken. A cost of insurance charge is deducted monthly. The cost of insurance varies based on the amount of insurance, death benefit option elected, the policy's cash value, policy duration, as well as the gender, issue age, policy and risk class of the Insured. The minimum cost of insurance charge is equal to $0.09 per $1,000 net amount at risk. The maximum charge is $35.46 per $1,000 of net amount at risk. GLAIC also charges for any benefits added by a rider. A charge equal to the lesser of $25 or 2% of the cash value surrendered is assessed on all partial surrenders.

   A transfer charge of $10 is assessed for each transfer after the first in a calendar year.

   Type V Units (Policy Form P1097)

   Net premiums transferred from GLAIC to the Separate Account represent gross premiums recorded by GLAIC on its flexible premium variable life insurance policies, less deductions. For ten years after each premium payment, GLAIC deducts a monthly premium tax charge equal to an annual rate of 0.20% of the portion of the cash value in the Separate Account attributable to each premium payment and a monthly distribution expense charge equal to an annual rate of 0.30% of that portion of the cash value in the Separate Account attributable to each premium payment.

   A mortality and expense risk charge is deducted daily from the assets allocated to the Subaccounts available to the policies equal to an effective annual rate of 0.90% of the average daily unloaned net assets in the Separate Account. This charge is for the mortality and expense risks that GLAIC assumes. In addition, an administrative expense is deducted daily from the assets allocated to the Subaccounts available to the policies equal to an effective annual rate of 0.40% of the average daily unloaned net assets in the Separate Account.

   A cost of insurance charge is deducted monthly. The cost of insurance charge depends on a number of factors such as the age, gender, policy duration and risk class of the Insured. Currently, the minimum cost of insurance charge is 0.55% of the policy's cash value in the Separate Account; the maximum cost of insurance charge is $83.33 per $1,000 of specified amount.

   There will be a surrender charge if the policy is surrendered within ten years of a premium payment. The total surrender charge will equal the sum of the surrender charge attributable to the premium payments made under the policy before the surrender. The maximum surrender charge is 6% of premium payments for the first four years of the premium payment and then declines by 1% each year thereafter until reaching no charge after year ten.

   A partial surrender processing fee of the lesser of $25 or 2% of the amount surrendered is assessed on all partial surrenders.

   A transfer charge of $10 is assessed for each transfer among Subaccounts after the first transfer made in any calendar month.

   There is a net loan charge assessed for loans taken under the policy. If assessed, the charge is assessed monthly until the loan is repaid in full. Currently there is a net annualized charge of 2.0% on all non-preferred loans. There is no charge on preferred loans; however, we reserve the right to assess a charge of 2.0% on preferred loans.

   Type VI Units (Policy Forms P1254 and P1255)

   Net premiums transferred from GLAIC to the Separate Account represent gross premiums recorded by GLAIC on its flexible premium single life and joint and last survivor variable insurance policies less deductions. For 10 years after each

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

premium payment, GLAIC deducts a monthly premium tax recovery charge equal to an annualized rate of 0.20% of the portion of the assets in the Separate Account attributable to each premium payment and a monthly distribution expense charge equal to an annualized rate of 0.30% of that portion of the assets in the Separate Account attributable to each premium payment.

   A mortality and expense risk charge is deducted monthly from the assets in the Subaccounts attributable to the policies equal to an annualized rate of 0.70% of the average daily unloaned net assets during the first ten policy years and an annualized rate of 0.35% thereafter. This charge is for the mortality and expense risks that GLAIC assumes. In addition, an administrative expense is deducted monthly from the policy value. Currently, the minimum administration expense charge is a minimum of $8.00 per month. The maximum amount charged is guaranteed to not exceed an annualized rate of 0.40% of the amount of account value at the time the charge is assessed.

   A cost of insurance charge is deducted monthly. For a single life policy, the current effective annual rate of this charge is 0.05% of the account value (maximum of $83.33 per $1,000 of net amount at risk). For a joint and last survivor policy, the current effective annual rate of the charge is 0.03% of the account value (maximum of $83.33 per $1,000 of net amount at risk).

   There will be a surrender charge if the policy is surrendered within seven years of a premium payment. The total surrender charge will equal the sum of the surrender charge attributable to the premium payment made under the policy before the surrender. The maximum surrender charge is 6% of the initial premium payment and decreases to 0% in year seven.

   A partial surrender processing fee of the lesser of $25 or 2% of the amount surrendered is assessed on all partial surrenders. Partial surrenders are not permitted if the partial surrender would reduce the account value below $25,000.

   Currently a charge is not assessed for transfers among Subaccounts. GLAIC has reserved the right to assess a $10 transfer charge for each transfer.

   There is a net loan charge assessed for all loans taken under the policy. Currently, there is a charge of a net annualized rate of 2.0% on all non-preferred loans and preferred loans taken in the first policy year. There is no charge for preferred loans taken after the first policy year.

   GLAIC also assess a one-time charge of $250, if a policy owner elects the Accelerated Benefit Rider.

  (b) Accrued Expenses Payable to Affiliate

   Charges and deductions made under the policies for services and benefits unpaid at year-end are accrued and payable to GLAIC.

  (c) Capital Brokerage Corporation

   Capital Brokerage Corporation ("CBC"), an affiliate of GLAIC, is a Washington corporation registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD, Inc. CBC serves as the distributor and principal underwriter for variable life insurance policies issued by GLAIC. GLAIC pays commissions and other marketing related expenses to CBC. Certain officers and directors of GLAIC are also officers and directors of CBC.

  (d) General Electric Company

   GE Investments Funds, Inc. and GE Asset Management, Incorporated were considered a related party to GLAIC until December 7, 2005, since General Electric Company (the ultimate parent of GE Investments Funds, Inc. and GE Asset

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

Management) held greater than 25% of our indirect parent Genworth Financial, Inc. (Genworth). On December 7, 2005, General Electric Company (GE) sold
38 million shares of Genworth Class A Common Stock. As a result, GE's common stock ownership of Genworth was reduced to approximately 18%. Consequently, GLAIC and CBC are no longer considered affiliated with GE Asset Management Incorporated and the GE Investments Funds, Inc. Subsequently on March 8, 2006, GE sold its remaining holdings of Genworth Class A Common Stock to the public. Concurrently with the sale of the remaining Genworth Class A Common Stock to the public, Genworth repurchased 15 million shares of Genworth Class B Common Stock directly from GE. At the close of business on March 8, 2006, GE no longer held any shares of Genworth common stock. As of December 31, 2006 the only investors in the GE Investments Funds, Inc. were the Separate Account, other GLAIC separate accounts, as well as separate accounts of insurance companies affiliated with GLAIC.

(5)Capital Transactions

   All dividends and capital gain distributions of the portfolios are automatically reinvested in shares of the distributing portfolios at their net asset value on the date of distribution. Portfolio dividends or portfolio distributions are not paid to policy owners as additional units, but instead are reflected in unit values.

   The increase (decrease) in outstanding units and amounts by Subaccount from capital transactions for the years or lesser periods ended December 31, 2006 and 2005 are reflected in the Statements of Changes in Net Assets.

(6)Financial Highlights

   A summary by unit type and by Subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios and total return ratios for the years or lesser periods ended December 31, 2006, 2005, 2004, 2003 and 2002 follows. Financial highlights are only disclosed for Subaccounts and unit types that had outstanding units as of December 31/st/ of any given year and were still available to policy owners during 2006.

   Expenses as a percentage of average net assets represent the annualized policy expenses of the Separate Account. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the policy owner through the redemption of units and expenses of the underlying portfolios are excluded. The expenses as a percentage of average net assets for Type III and VI are zero because the expenses are deducted monthly by redemption of units.

   The investment income ratio represents the ordinary dividends received by the Subaccount from the portfolio divided by average net assets.

   The total return below represents the annual total return for the year or lesser period indicated and includes deductions for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a prospectus or marketing material for a product supported by the Separate Account include the maximum policy charges that may be assessed to any policy through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return below.

                                                             Net Assets     Expenses as a Investment
                                                          ----------------- % of Average    Income    Total
Type I:                                            Units  Unit Value  000s   Net Assets     Ratio     Return
-------                                            ------ ---------- ------ ------------- ---------- ------
The Alger American Fund:
 Alger American Growth Portfolio -- Class O Shares
   2006........................................... 53,505   $21.32   $1,141     0.70%        0.13%     4.42%
   2005........................................... 58,487    20.42    1,194     0.70%        0.23%    11.25%
   2004........................................... 64,007    18.35    1,175     0.70%        0.00%     4.76%
   2003........................................... 70,632    17.52    1,237     0.70%        0.00%    34.22%
   2002........................................... 88,027    13.05    1,149     0.70%        0.04%   (33.46)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                  Net Assets     Expenses as a Investment
                                                               ----------------- % of Average    Income    Total
Type I:                                                 Units  Unit Value  000s   Net Assets     Ratio     Return
-------                                                ------- ---------- ------ ------------- ---------- ------
 Alger American Small Capitalization Portfolio --
   Class O Shares
   2006...............................................  78,072   $14.73   $1,150     0.70%        0.00%    19.18%
   2005...............................................  80,089    12.36      990     0.70%        0.00%    16.07%
   2004...............................................  84,695    10.65      902     0.70%        0.00%    15.75%
   2003...............................................  88,815     9.20      817     0.70%        0.00%    41.35%
   2002...............................................  98,354     6.51      640     0.70%        0.00%   (26.74)%
AllianceBernstein Variable Products Series Fund, Inc.:
 AllianceBernstein Growth and Income Portfolio --
   Class B
   2006...............................................   5,824    16.47       96     0.70%        1.16%    16.17%
   2005...............................................   8,567    14.18      121     0.70%        1.27%     3.87%
   2004...............................................   8,812    13.65      120     0.70%        0.77%    10.44%
   2003...............................................   4,918    12.36       61     0.70%        0.82%    23.62%
Federated Insurance Series:
 Federated American Leaders Fund II -- Primary Shares
   2006...............................................  25,011    23.12      578     0.70%        2.10%    15.99%
   2005...............................................  25,297    19.93      504     0.70%        1.57%     4.29%
   2004...............................................  27,570    19.11      527     0.70%        1.39%     9.01%
   2003...............................................  26,786    17.53      470     0.70%        1.52%    26.80%
   2002...............................................  17,448    13.82      241     0.70%        1.23%   (20.77)%
 Federated Capital Income Fund II
   2006...............................................   6,948    18.12      126     0.70%        5.99%    14.83%
   2005...............................................   7,719    15.78      122     0.70%        4.81%     5.54%
   2004...............................................  10,865    14.95      162     0.70%        3.84%     9.15%
   2003...............................................  11,831    13.70      162     0.70%        6.38%    19.83%
   2002...............................................   9,949    11.43      114     0.70%        5.55%   (24.48)%
 Federated High Income Bond Fund II -- Primary
   Shares
   2006...............................................  11,794    21.70      256     0.70%        8.46%    10.03%
   2005...............................................  12,387    19.72      244     0.70%        8.67%     1.94%
   2004...............................................  14,224    19.35      275     0.70%        7.36%     9.69%
   2003...............................................  17,323    17.64      306     0.70%        6.26%    21.36%
   2002...............................................  17,068    14.53      248     0.70%        9.77%     0.68%
Fidelity(R) Variable Insurance Products Fund:
 VIP Asset Manager/SM/ Portfolio -- Initial Class
   2006...............................................  75,704    35.70    2,703     0.70%        2.71%     6.57%
   2005...............................................  81,457    33.50    2,729     0.70%        2.70%     3.32%
   2004...............................................  83,755    32.42    2,716     0.70%        2.79%     4.73%
   2003...............................................  83,772    30.96    2,594     0.70%        3.64%    17.15%
   2002............................................... 125,324    26.43    3,312     0.70%        4.08%    (9.37)%
 VIP Contrafund(R) Portfolio -- Initial Class
   2006...............................................  99,727    45.30    4,517     0.70%        1.32%    10.94%
   2005...............................................  98,047    40.83    4,003     0.70%        0.30%    16.12%
   2004............................................... 106,366    35.16    3,740     0.70%        0.33%    14.67%
   2003............................................... 114,659    30.67    3,516     0.70%        0.45%    27.57%
   2002............................................... 112,644    24.04    2,708     0.70%        0.84%    (9.98)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                 Net Assets     Expenses as a Investment
                                                              ----------------- % of Average    Income    Total
Type I:                                                Units  Unit Value  000s   Net Assets     Ratio     Return
-------                                               ------- ---------- ------ ------------- ---------- ------
 VIP Equity-Income Portfolio -- Initial Class
   2006..............................................  96,727   $70.96   $6,864     0.70%        4.59%    19.35%
   2005.............................................. 100,800    59.45    5,993     0.70%        2.08%     5.13%
   2004.............................................. 107,953    56.55    6,105     0.70%        1.55%    10.75%
   2003.............................................. 117,925    51.06    6,022     0.70%        1.79%    29.42%
   2002.............................................. 126,781    39.46    5,003     0.70%        1.82%   (17.53)%
 VIP Growth & Income Portfolio -- Initial Class
   2006..............................................  31,199    19.30      602     0.70%        0.94%    12.39%
   2005..............................................  32,512    17.17      558     0.70%        1.53%     6.88%
   2004..............................................  39,165    16.07      629     0.70%        0.99%     5.05%
   2003..............................................  32,628    15.29      499     0.70%        1.18%    22.91%
   2002..............................................  28,213    12.44      351     0.70%        1.24%   (17.20)%
 VIP Growth Opportunities Portfolio -- Initial Class
   2006..............................................  10,511    13.34      140     0.70%        0.80%     4.72%
   2005..............................................  10,528    12.74      134     0.70%        0.86%     8.13%
   2004..............................................  10,990    11.78      129     0.70%        0.53%     6.44%
   2003..............................................  11,634    11.07      129     0.70%        0.77%    28.96%
   2002..............................................  13,585     8.58      117     0.70%        1.08%   (22.39)%
 VIP Growth Portfolio -- Initial Class
   2006..............................................  79,708    61.47    4,900     0.70%        0.39%     6.10%
   2005..............................................  85,165    57.94    4,934     0.70%        0.51%     5.06%
   2004..............................................  90,251    55.15    4,977     0.70%        0.27%     2.65%
   2003..............................................  94,294    53.72    5,066     0.70%        0.27%    31.92%
   2002..............................................  99,324    40.72    4,044     0.70%        0.26%   (30.60)%
 VIP Mid Cap Portfolio -- Service Class 2
   2006..............................................  20,979    22.67      476     0.70%        1.30%    11.62%
   2005..............................................  23,025    20.31      468     0.70%        0.00%    17.19%
   2004..............................................  17,568    17.33      304     0.70%        0.00%    23.78%
   2003..............................................   2,380    14.00       33     0.70%        0.19%    40.01%
 VIP Overseas Portfolio -- Initial Class
   2006..............................................  60,526    42.26    2,558     0.70%        1.51%    17.26%
   2005..............................................  58,742    36.04    2,117     0.70%        1.20%    18.22%
   2004..............................................  62,825    30.49    1,915     0.70%        1.00%    12.84%
   2003..............................................  61,054    27.02    1,650     0.70%        0.62%    42.37%
   2002..............................................  61,001    18.98    1,158     0.70%        0.79%   (20.84)%
Franklin Templeton Variable Insurance Products Trust:
 Templeton Foreign Securities Fund -- Class 1 Shares
   2006..............................................   9,556    13.56      130     0.70%        1.23%    20.85%
   2005..............................................   7,544    11.22       85     0.70%        0.94%     9.71%
 Templeton Global Income Securities Fund -- Class 1
   Shares
   2006..............................................   8,371    10.97       92     0.70%        3.00%    12.35%
   2005..............................................   7,172     9.77       70     0.70%        1.95%    (3.59)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                        Net Assets     Expenses as a Investment
                                     ----------------- % of Average    Income    Total
Type I:                       Units  Unit Value  000s   Net Assets     Ratio     Return
-------                      ------- ---------- ------ ------------- ---------- ------
GE Investments Funds, Inc.:
 Income Fund
   2006.....................  34,027   $14.92   $  508     0.70%        4.62%     3.64%
   2005.....................  34,021    14.40      490     0.70%        5.10%     1.32%
   2004.....................  41,843    14.21      595     0.70%        4.48%     2.69%
   2003.....................  44,806    13.84      620     0.70%        4.10%     2.87%
   2002.....................  42,923    13.45      577     0.70%        4.30%     9.12%
 International Equity Fund
   2006.....................  24,170    22.59      546     0.70%        1.44%    23.82%
   2005.....................  22,455    18.24      410     0.70%        1.03%    17.37%
   2004.....................  19,633    15.54      305     0.70%        1.35%    15.04%
   2003.....................  17,570    13.51      237     0.70%        1.04%    36.94%
   2002.....................  14,584     9.87      144     0.70%        1.48%   (24.36)%
 Mid-Cap Equity Fund
   2006.....................  24,843    27.12      674     0.70%        1.52%     7.64%
   2005.....................  26,974    25.19      680     0.70%        2.46%    10.96%
   2004.....................  28,681    22.71      651     0.70%        1.08%    15.21%
   2003.....................  39,861    19.71      786     0.70%        1.56%    32.01%
   2002.....................  26,207    14.93      391     0.70%        0.99%   (14.37)%
 Money Market Fund
   2006.....................  95,224    20.72    1,973     0.70%        4.61%     3.90%
   2005..................... 104,294    19.94    2,080     0.70%        2.74%     2.09%
   2004..................... 106,372    19.53    2,078     0.70%        0.97%     0.24%
   2003..................... 202,661    19.48    3,949     0.70%        0.80%     0.07%
   2002..................... 178,387    19.47    3,473     0.70%        1.47%     0.76%
 Premier Growth Equity Fund
   2006.....................  31,383    11.65      366     0.70%        0.40%     8.31%
   2005.....................  33,862    10.75      364     0.70%        0.37%     0.59%
   2004.....................  40,140    10.69      429     0.70%        0.67%     6.28%
   2003.....................  33,685    10.06      339     0.70%        0.21%    28.01%
   2002.....................  24,730     7.86      194     0.70%        0.05%   (21.57)%
 Real Estate Securities Fund
   2006.....................  23,450    56.98    1,336     0.70%        2.86%    32.10%
   2005.....................  27,025    43.13    1,166     0.70%        5.73%    11.00%
   2004.....................  28,265    38.86    1,098     0.70%        6.29%    31.44%
   2003.....................  26,702    29.56      789     0.70%        4.02%    36.42%
   2002.....................  24,064    21.67      521     0.70%        4.64%    (2.04)%
 S&P 500(R) Index Fund
   2006.....................  79,184    63.27    5,010     0.70%        1.67%    14.62%
   2005.....................  86,576    55.20    4,779     0.70%        1.62%     3.78%
   2004.....................  88,729    53.19    4,719     0.70%        1.68%     9.69%
   2003.....................  89,863    48.49    4,358     0.70%        1.41%    27.38%
   2002.....................  85,927    38.07    3,271     0.70%        1.33%   (22.91)%
 Small-Cap Equity Fund
   2006.....................   6,259    18.04      113     0.70%        0.77%    12.48%
   2005.....................   5,723    16.03       92     0.70%        1.09%     8.77%
   2004.....................   3,788    14.74       56     0.70%        6.61%    14.34%
   2003.....................   1,173    12.89       15     0.70%        0.09%    28.93%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                           Net Assets     Expenses as a Investment
                                                        ----------------- % of Average    Income    Total
Type I:                                          Units  Unit Value  000s   Net Assets     Ratio     Return
-------                                          ------ ---------- ------ ------------- ---------- ------
 Total Return Fund -- Class 1 shares
   2006......................................... 27,880   $53.98   $1,505     0.70%        1.88%    12.95%
   2005......................................... 29,879    47.79    1,428     0.70%        1.74%     2.95%
   2004......................................... 31,532    46.42    1,464     0.70%        1.46%     7.43%
   2003......................................... 32,449    43.21    1,402     0.70%        1.33%    19.47%
   2002......................................... 31,607    36.17    1,143     0.70%        2.32%    (9.95)%
 U.S. Equity Fund
   2006......................................... 21,577    14.12      305     0.70%        1.43%    15.31%
   2005......................................... 20,741    12.24      254     0.70%        1.18%     1.79%
   2004......................................... 19,987    12.03      240     0.70%        1.41%     7.41%
   2003......................................... 13,281    11.20      149     0.70%        0.96%    22.41%
   2002......................................... 10,610     9.15       97     0.70%        0.99%   (19.83)%
Goldman Sachs Variable Insurance Trust:
 Goldman Sachs Growth and Income Fund
   2006......................................... 18,187    12.78      232     0.70%        2.29%    21.77%
   2005......................................... 12,629    10.49      133     0.70%        1.92%     3.20%
   2004......................................... 10,082    10.17      103     0.70%        2.20%    17.96%
   2003.........................................  6,641     8.62       57     0.70%        1.33%    23.49%
   2002.........................................  6,403     6.98       45     0.70%        1.95%   (11.96)%
 Goldman Sachs Mid Cap Value Fund
   2006......................................... 47,720    23.86    1,139     0.70%        2.84%    15.35%
   2005......................................... 49,075    20.69    1,015     0.70%        3.01%    12.04%
   2004......................................... 45,058    18.46      832     0.70%        4.90%    25.00%
   2003......................................... 41,257    14.77      609     0.70%        0.96%    27.49%
   2002......................................... 36,991    11.59      429     0.70%        0.98%    (5.36)%
Janus Aspen Series:
 Balanced Portfolio -- Institutional Shares
   2006......................................... 54,581    30.66    1,674     0.70%        2.12%     9.95%
   2005......................................... 65,864    27.89    1,837     0.70%        2.25%     7.20%
   2004......................................... 70,726    26.02    1,840     0.70%        2.15%     7.77%
   2003......................................... 86,999    24.14    2,100     0.70%        2.20%    13.25%
   2002......................................... 85,649    21.32    1,826     0.70%        2.36%    (7.10)%
 Flexible Bond Portfolio -- Institutional Shares
   2006......................................... 14,172    19.57      277     0.70%        4.86%     3.49%
   2005......................................... 15,323    18.91      290     0.70%        5.31%     1.29%
   2004......................................... 18,766    18.67      350     0.70%        5.66%     3.24%
   2003......................................... 18,703    18.08      338     0.70%        4.27%     5.65%
   2002......................................... 17,057    17.12      292     0.70%        5.26%     9.70%
 Forty Portfolio -- Institutional Shares
   2006......................................... 13,099    29.62      388     0.70%        0.35%     8.58%
   2005......................................... 18,971    27.28      518     0.70%        0.21%    12.06%
   2004......................................... 19,526    24.34      475     0.70%        0.24%    17.40%
   2003......................................... 20,483    20.74      425     0.70%        0.47%    19.69%
   2002......................................... 21,974    17.32      381     0.70%        0.55%   (16.26)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                   Net Assets     Expenses as a Investment
                                                                ----------------- % of Average    Income    Total
Type I:                                                  Units  Unit Value  000s   Net Assets     Ratio     Return
-------                                                 ------- ---------- ------ ------------- ---------- ------
 Global Life Sciences Portfolio -- Service Shares
   2006................................................   4,516   $11.11   $   50     0.70%        0.00%     5.59%
   2005................................................   2,948    10.53       31     0.70%        0.00%    11.54%
   2004................................................   4,103     9.44       39     0.70%        0.00%    13.42%
   2003................................................   2,748     8.32       23     0.70%        0.00%    25.31%
   2002................................................   6,041     6.64       40     0.70%        0.00%   (30.04)%
 Global Technology Portfolio -- Service Shares
   2006................................................  14,529     4.30       62     0.70%        0.00%     7.08%
   2005................................................  14,574     4.02       59     0.70%        0.00%    10.77%
   2004................................................  17,281     3.63       63     0.70%        0.00%    (0.14)%
   2003................................................  15,204     3.63       55     0.70%        0.00%    45.45%
   2002................................................  11,168     2.50       28     0.70%        0.00%   (41.35)%
 International Growth Portfolio -- Institutional Shares
   2006................................................  36,388    41.47    1,509     0.70%        2.02%    46.00%
   2005................................................  35,534    28.41    1,009     0.70%        1.21%    31.37%
   2004................................................  37,282    21.62      806     0.70%        0.93%    18.12%
   2003................................................  43,369    18.31      794     0.70%        1.22%    33.97%
   2002................................................  43,699    13.66      597     0.70%        0.84%   (26.11)%
 Large Cap Growth Portfolio -- Institutional Shares
   2006................................................  92,454    25.13    2,323     0.70%        0.48%    10.60%
   2005................................................  95,854    22.72    2,178     0.70%        0.34%     3.56%
   2004................................................ 102,050    21.94    2,239     0.70%        0.14%     3.78%
   2003................................................ 117,163    21.14    2,476     0.70%        0.09%    30.81%
   2002................................................ 128,068    16.16    2,070     0.70%        0.00%   (27.02)%
 Mid Cap Growth Portfolio -- Institutional Shares
   2006................................................  82,891    30.51    2,529     0.70%        0.00%    12.82%
   2005................................................  92,332    27.04    2,497     0.70%        0.00%    11.52%
   2004................................................  98,993    24.25    2,400     0.70%        0.00%    19.90%
   2003................................................ 107,769    20.22    2,179     0.70%        0.00%    34.16%
   2002................................................ 110,040    15.07    1,658     0.70%        0.00%   (28.44)%
 Worldwide Growth Portfolio -- Institutional Shares
   2006................................................ 111,153    30.13    3,349     0.70%        1.77%    17.38%
   2005................................................ 118,054    25.67    3,030     0.70%        1.35%     5.13%
   2004................................................ 127,547    24.41    3,114     0.70%        0.99%     4.04%
   2003................................................ 150,208    23.47    3,525     0.70%        1.08%    23.12%
   2002................................................ 162,939    19.06    3,106     0.70%        0.86%   (26.02)%
Legg Mason Partners Variable Portfolios I, Inc.:
 Legg Mason Partners Variable Investors Portfolio --
   Class I
   2006................................................  14,790    20.07      297     0.70%        1.63%    17.43%
   2005................................................  13,215    17.09      226     0.70%        1.16%     5.78%
   2004................................................  12,118    16.15      196     0.70%        1.39%     9.60%
   2003................................................  21,575    14.74      318     0.70%        1.53%    31.41%
   2002................................................  26,040    11.22      292     0.70%        1.11%   (23.59)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                    Net Assets     Expenses as a Investment
                                                                 ----------------- % of Average    Income    Total
Type I:                                                   Units  Unit Value  000s   Net Assets     Ratio     Return
-------                                                   ------ ---------- ------ ------------- ---------- ------
 Legg Mason Partners Variable Strategic Bond Portfolio --
   Class I
   2006..................................................  9,088   $15.79   $  143     0.70%        5.64%     4.29%
   2005..................................................  9,350    15.14      142     0.70%        6.03%     1.75%
   2004.................................................. 17,519    14.88      261     0.70%        4.59%     5.90%
   2003.................................................. 17,306    14.05      243     0.70%        4.82%    12.44%
   2002..................................................  9,971    12.49      125     0.70%        6.01%     8.08%
 Legg Mason Partners Variable Total Return Portfolio --
   Class I
   2006..................................................  8,814    14.88      131     0.70%        1.99%    11.78%
   2005..................................................  8,961    13.31      119     0.70%        2.12%     2.59%
   2004..................................................  8,878    12.97      115     0.70%        2.16%     7.98%
   2003..................................................  7,201    12.01       87     0.70%        2.19%    15.10%
   2002..................................................  7,649    10.44       80     0.70%        1.78%    (7.52)%
MFS(R) Variable Insurance Trust:
 MFS(R) New Discovery Series -- Service Class Shares
   2006..................................................  2,369    15.79       37     0.70%        0.00%    12.14%
   2005..................................................  2,364    14.08       33     0.70%        0.00%     4.30%
   2004..................................................  2,365    13.50       32     0.70%        0.00%     5.46%
   2003..................................................  1,277    12.80       16     0.70%        0.00%    28.00%
Old Mutual Insurance Series Fund:
 Old Mutual Growth II Portfolio
   2006.................................................. 14,044    11.89      167     0.70%        0.00%     6.45%
   2005.................................................. 16,696    11.17      186     0.70%        0.00%    10.58%
   2004.................................................. 21,391    10.10      216     0.70%        0.00%     5.86%
   2003.................................................. 22,515     9.54      215     0.70%        0.00%    24.82%
   2002.................................................. 29,713     7.64      227     0.70%        0.00%   (30.92)%
 Old Mutual Large Cap Growth Portfolio
   2006.................................................. 14,166    18.77      266     0.70%        0.00%     4.80%
   2005.................................................. 14,463    17.91      259     0.70%        0.00%     3.83%
   2004.................................................. 17,378    17.25      300     0.70%        0.00%     8.18%
   2003.................................................. 19,361    15.95      309     0.70%        0.00%    30.27%
   2002.................................................. 17,789    12.24      218     0.70%        0.00%   (29.81)%
Oppenheimer Variable Account Funds:
 Oppenheimer Balanced Fund/VA
   2006.................................................. 20,245    51.20    1,036     0.70%        2.77%    10.37%
   2005.................................................. 21,413    46.39      993     0.70%        1.74%     3.16%
   2004.................................................. 23,507    44.96    1,057     0.70%        1.02%     9.33%
   2003.................................................. 22,613    41.13      930     0.70%        2.87%    24.08%
   2002.................................................. 24,204    33.15      802     0.70%        3.72%   (11.03)%
 Oppenheimer Capital Appreciation Fund/VA
   2006.................................................. 35,435    70.45    2,496     0.70%        0.38%     7.19%
   2005.................................................. 39,116    65.72    2,571     0.70%        0.94%     4.36%
   2004.................................................. 42,791    62.97    2,695     0.70%        0.32%     6.19%
   2003.................................................. 48,987    59.30    2,905     0.70%        0.39%    30.03%
   2002.................................................. 53,318    45.61    2,432     0.70%        0.61%   (27.37)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                  Net Assets     Expenses as a Investment
                                                               ----------------- % of Average    Income     Total
Type I:                                                 Units  Unit Value  000s   Net Assets     Ratio      Return
-------                                                 ------ ---------- ------ ------------- ---------- ------
 Oppenheimer Core Bond Fund/VA
   2006................................................ 19,405   $33.61   $  652     0.70%        5.24%     4.54%
   2005................................................ 19,541    32.15      628     0.70%        5.14%     1.87%
   2004................................................ 19,028    31.56      600     0.70%        4.60%     4.75%
   2003................................................ 20,122    30.12      606     0.70%        5.59%     6.03%
   2002................................................ 23,819    28.41      677     0.70%        7.18%     8.32%
 Oppenheimer High Income Fund/VA
   2006................................................ 34,163    48.89    1,670     0.70%        7.60%     8.66%
   2005................................................ 37,770    44.99    1,699     0.70%        6.49%     1.60%
   2004................................................ 38,786    44.28    1,718     0.70%        6.62%     8.20%
   2003................................................ 47,580    40.93    1,947     0.70%        6.67%    23.09%
   2002................................................ 47,784    33.25    1,589     0.70%       10.73%    (3.08)%
 Oppenheimer MidCap Fund/VA
   2006................................................ 45,746    60.42    2,764     0.70%        0.00%     2.24%
   2005................................................ 48,705    59.09    2,878     0.70%        0.00%    11.54%
   2004................................................ 49,979    52.98    2,648     0.70%        0.00%    18.94%
   2003................................................ 57,336    44.54    2,554     0.70%        0.00%    24.71%
   2002................................................ 62,159    35.72    2,220     0.70%        0.70%   (28.30)%
PIMCO Variable Insurance Trust:
 Total Return Portfolio -- Administrative Class Shares
   2006................................................ 17,418    11.09      193     0.70%        5.01%     3.11%
   2005................................................ 12,843    10.75      138     0.70%        4.36%     1.73%
   2004................................................  6,203    10.57       66     0.70%        2.63%     4.15%
   2003................................................  2,997    10.15       30     0.70%        3.38%     1.49%

Type II:
--------
AIM Variable Insurance Funds:
 AIM V.I. Basic Value Fund -- Series II shares
   2006................................................  9,975    16.77      167     0.70%        0.46%    12.15%
   2005................................................  8,805    14.95      132     0.70%        0.52%     4.69%
   2004................................................  7,226    14.28      103     0.70%        0.00%    10.06%
   2003................................................  4,019    12.97       52     0.70%        0.00%    29.73%
 AIM V.I. Capital Appreciation Fund -- Series I shares
   2006................................................ 70,678     6.91      488     0.70%        0.07%     5.56%(a)
   2005................................................ 36,928     6.54      242     0.70%        0.07%     8.08%
   2004................................................ 35,019     6.06      212     0.70%        0.00%     5.88%
   2003................................................ 37,073     5.72      212     0.70%        0.00%    28.61%
   2002................................................ 27,851     4.45      124     0.70%        0.00%   (24.89)%
 AIM V.I. International Growth Fund -- Series II shares
   2006................................................  4,130    15.79       65     0.70%        1.18%    26.99%
   2005................................................  4,405    12.44       55     0.70%        0.89%    16.88%
   2004................................................      4    10.64        1     0.70%        0.00%     6.40%
 AIM V.I. Core Equity Fund -- Series I shares
   2006................................................ 36,989    10.86      402     0.70%        0.57%     8.65%(b)
   2005................................................ 46,816     7.50      351     0.70%        0.84%     4.92%
   2004................................................ 46,132     7.15      330     0.70%        0.47%     5.03%
   2003................................................ 46,144     6.81      314     0.70%        0.33%    24.20%
   2002................................................ 41,113     5.48      225     0.70%        0.45%   (30.75)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                  Net Assets     Expenses as a Investment
                                                               ----------------- % of Average    Income    Total
Type II:                                                Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                               ------- ---------- ------ ------------- ---------- ------
The Alger American Fund:
 Alger American Growth Portfolio -- Class O Shares
   2006...............................................  77,730   $21.32   $1,657     0.70%        0.13%     4.42%
   2005...............................................  90,001    20.42    1,838     0.70%        0.23%    11.25%
   2004...............................................  99,389    18.35    1,824     0.70%        0.00%     4.76%
   2003............................................... 110,002    17.52    1,927     0.70%        0.00%    34.22%
   2002............................................... 109,921    13.05    1,434     0.70%        0.04%   (33.46)%
 Alger American Small Capitalization Portfolio --
   Class O Shares
   2006...............................................  86,762    14.73    1,278     0.70%        0.00%    19.18%
   2005...............................................  90,680    12.36    1,121     0.70%        0.00%    16.07%
   2004...............................................  88,530    10.65      943     0.70%        0.00%    15.75%
   2003...............................................  88,375     9.20      813     0.70%        0.00%    41.35%
   2002...............................................  84,392     6.51      549     0.70%        0.00%   (26.74)%
AllianceBernstein Variable Products Series Fund, Inc.:
 AllianceBernstein Global Technology Portfolio --
   Class B
   2006...............................................   1,810    15.32       28     0.70%        0.00%     7.62%
   2005...............................................   1,731    14.23       25     0.70%        0.00%     2.92%
   2004...............................................   1,659    13.83       23     0.70%        0.00%     4.35%
   2003...............................................     722    13.25       10     0.70%        0.00%    32.50%
 AllianceBernstein Growth and Income Portfolio --
   Class B
   2006............................................... 141,258    13.71    1,936     0.70%        1.16%    16.17%
   2005............................................... 156,200    11.80    1,843     0.70%        1.27%     3.87%
   2004............................................... 148,087    11.36    1,682     0.70%        0.77%    10.44%
   2003............................................... 136,367    10.29    1,403     0.70%        0.82%    31.26%
   2002...............................................  87,054     7.84      683     0.70%        0.56%   (22.81)%
 AllianceBernstein International Value Portfolio --
   Class B
   2006...............................................  13,789    16.38      226     0.70%        1.55%    34.18%
   2005...............................................   6,741    12.21       82     0.70%        0.72%    15.71%
   2004...............................................       3    10.55        1     0.70%        0.00%     5.50%
 AllianceBernstein Large Cap Growth Portfolio --
   Class B
   2006...............................................  35,698     7.18      256     0.70%        0.00%    (1.33)%
   2005...............................................  31,872     7.28      232     0.70%        0.00%    14.04%
   2004...............................................  30,628     6.38      195     0.70%        0.00%     7.58%
   2003...............................................  34,350     5.93      204     0.70%        0.00%    22.50%
   2002...............................................  25,762     4.84      125     0.70%        0.00%   (31.33)%
 AllianceBernstein Small Cap Growth Portfolio --
   Class B
   2006...............................................  11,813     9.37      111     0.70%        0.00%     9.73%
   2005...............................................  11,206     8.54       96     0.70%        0.00%     4.13%
   2004...............................................  11,164     8.20       92     0.70%        0.00%    13.58%
   2003...............................................  10,174     7.22       73     0.70%        0.00%    47.63%
   2002...............................................   7,741     4.89       38     0.70%        0.00%   (32.54)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                    Net Assets    Expenses as a Investment
                                                                  --------------- % of Average    Income    Total
Type II:                                                   Units  Unit Value 000s  Net Assets     Ratio     Return
--------                                                   ------ ---------- ---- ------------- ---------- ------
BlackRock Variable Series Funds, Inc.:
 BlackRock Basic Value V.I. Fund -- Class III Shares
   2006...................................................  4,382   $13.45   $ 59     0.70%        3.62%    20.74%
   2005...................................................  1,560    11.14     17     0.70%        0.23%     1.91%
 BlackRock Global Allocation V.I. Fund -- Class III Shares
   2006...................................................  1,350    12.86     17     0.70%        7.64%    15.59%
 BlackRock Large Cap Growth V.I. Fund -- Class III
   Shares
   2006...................................................    647    12.71      8     0.70%        0.06%     6.13%
   2005...................................................    525    11.98      6     0.70%        0.00%     9.70%
 BlackRock Value Opportunities V.I. Fund -- Class III
   Shares
   2006...................................................    752    13.74     10     0.70%       47.52%    11.49%
   2005...................................................    388    12.33      5     0.70%        1.58%     9.34%
   2004...................................................     41    11.27      1     0.70%       13.19%    12.74%
Columbia Funds Variable Insurance Trust I:
 Columbia Marsico Growth Fund, Variable Series --
   Class A
   2006................................................... 17,762    15.68    278     0.70%        0.00%     5.35%
   2005................................................... 15,565    14.88    232     0.70%        0.00%     6.70%
   2004...................................................  9,816    13.95    137     0.70%        0.00%    12.24%
   2003...................................................  2,119    12.42     26     0.70%        0.00%    24.25%
 Columbia Marsico International Opportunities Fund,
   Variable Series -- Class B
   2006...................................................  9,311    22.63    211     0.70%        1.31%    22.36%
   2005...................................................  8,924    18.49    165     0.70%        1.02%    18.69%
   2004...................................................  6,951    15.58    108     0.70%        0.65%    15.78%
   2003...................................................  2,081    13.46     28     0.70%        0.01%    34.58%
Dreyfus:
 The Dreyfus Socially Responsible Growth Fund, Inc. --
   Initial Shares
   2006...................................................  9,300     6.96     65     0.70%        0.11%     8.44%
   2005................................................... 10,939     6.42     70     0.70%        0.00%     2.89%
   2004................................................... 10,304     6.24     64     0.70%        0.40%     5.46%
   2003...................................................  9,897     5.92     59     0.70%        0.13%    25.12%
   2002...................................................  7,490     4.73     35     0.70%        0.35%   (29.44)%
Eaton Vance Variable Trust:
 VT Floating-Rate Income Fund
   2006................................................... 13,072    11.24    147     0.70%        6.11%     4.76%
   2005................................................... 12,491    10.73    134     0.70%        4.07%     3.14%
   2004...................................................  9,103    10.41     95     0.70%        3.14%     2.11%
   2003...................................................    401    10.19      4     0.70%        1.25%     1.90%
 VT Worldwide Health Sciences Fund
   2006...................................................  5,078    13.32     68     0.70%        0.00%    (0.70)%
   2005...................................................  5,009    13.42     67     0.70%        0.00%     6.28%
   2004...................................................  4,520    12.62     57     0.70%        0.00%     5.49%
   2003...................................................  3,673    11.97     44     0.70%        0.00%    19.67%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                               Net Assets    Expenses as a Investment
                                                             --------------- % of Average    Income    Total
Type II:                                              Units  Unit Value 000s  Net Assets     Ratio     Return
--------                                              ------ ---------- ---- ------------- ---------- ------
Evergreen Variable Annuity Trust:
 Evergreen VA Omega Fund -- Class 2
   2006..............................................     11   $11.53   $  1     0.70%        0.00%     4.96%
Federated Insurance Series:
 Federated American Leaders Fund II -- Primary Shares
   2006.............................................. 15,137    23.12    350     0.70%        2.10%    15.99%
   2005.............................................. 13,656    19.93    272     0.70%        1.57%     4.29%
   2004.............................................. 18,133    19.11    347     0.70%        1.39%     9.01%
   2003.............................................. 23,085    17.53    405     0.70%        1.52%    26.80%
   2002.............................................. 25,242    13.82    349     0.70%        1.23%   (20.77)%
 Federated Capital Income Fund II
   2006..............................................  9,736    18.12    176     0.70%        5.99%    14.83%
   2005..............................................  9,322    15.78    147     0.70%        4.81%     5.54%
   2004.............................................. 11,922    14.95    178     0.70%        3.84%     9.15%
   2003.............................................. 11,951    13.70    164     0.70%        6.38%    19.83%
   2002.............................................. 14,863    11.43    170     0.70%        5.55%   (24.48)%
 Federated High Income Bond Fund II -- Primary Shares
   2006.............................................. 15,204    21.70    330     0.70%        8.46%    10.03%
   2005.............................................. 18,774    19.72    370     0.70%        8.67%     1.94%
   2004.............................................. 23,479    19.35    454     0.70%        7.36%     9.69%
   2003.............................................. 23,064    17.64    407     0.70%        6.26%    21.36%
   2002.............................................. 23,982    14.53    348     0.70%        9.77%     0.68%
 Federated High Income Bond Fund II -- Service Shares
   2006.............................................. 15,186    13.87    211     0.70%        8.34%     9.80%
   2005.............................................. 16,696    12.63    211     0.70%        8.43%     1.56%
   2004.............................................. 15,416    12.44    192     0.70%        6.07%     9.39%
   2003.............................................. 13,385    11.37    152     0.70%        5.63%    20.94%
   2002..............................................  8,558     9.40     80     0.70%        8.29%     0.52%
 Federated Kaufmann Fund II -- Service Shares
   2006.............................................. 12,840    19.06    245     0.70%        0.59%    13.80%
   2005.............................................. 14,241    16.75    238     0.70%        0.00%    10.10%
   2004.............................................. 12,585    15.21    191     0.70%        0.01%    13.68%
   2003..............................................  8,431    13.38    113     0.70%        0.00%    33.81%
Fidelity(R) Variable Insurance Products Fund:
 VIP Asset Manager/SM/ Portfolio -- Initial Class
   2006.............................................. 11,492    35.70    410     0.70%        2.71%     6.57%
   2005.............................................. 11,392    33.50    382     0.70%        2.70%     3.32%
   2004.............................................. 11,342    32.42    368     0.70%        2.79%     4.73%
   2003.............................................. 10,314    30.96    319     0.70%        3.64%    17.15%
   2002..............................................  8,611    26.43    228     0.70%        4.08%    (9.37)%
 VIP Asset Manager/SM/ Portfolio -- Service Class 2
   2006..............................................    152    11.42      2     0.70%        2.50%     6.39%
   2005..............................................     35    10.73      1     0.70%        1.16%     3.06%
 VIP Balanced Portfolio -- Service Class 2
   2006..............................................    497    10.48      5     0.70%        0.00%     4.82%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                  Net Assets     Expenses as a Investment
                                                               ----------------- % of Average    Income    Total
Type II:                                                Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                               ------- ---------- ------ ------------- ---------- ------
 VIP Contrafund(R) Portfolio -- Initial Class
   2006............................................... 115,496   $45.30   $5,232     0.70%        1.32%    10.94%
   2005............................................... 116,186    40.83    4,744     0.70%        0.30%    16.12%
   2004............................................... 106,831    35.16    3,757     0.70%        0.33%    14.67%
   2003............................................... 107,026    30.67    3,282     0.70%        0.45%    27.57%
   2002............................................... 105,161    24.04    2,528     0.70%        0.84%    (9.98)%
 VIP Contrafund(R) Portfolio -- Service Class 2
   2006............................................... 160,292    13.57    2,175     0.70%        1.05%    10.65%
   2005............................................... 146,787    12.26    1,800     0.70%        0.13%    15.83%
   2004............................................... 132,371    10.58    1,401     0.70%        0.19%    14.35%
   2003............................................... 107,149     9.26      992     0.70%        0.21%    27.30%
   2002...............................................  55,714     7.27      405     0.70%        0.44%   (10.24)%
 VIP Dynamic Capital Appreciation Portfolio -- Service
   Class 2
   2006...............................................   2,559    16.21       41     0.70%        0.22%    13.02%
   2005...............................................   1,031    14.35       15     0.70%        0.00%    19.83%
   2004...............................................     227    11.97        3     0.70%        0.00%     0.57%
   2003...............................................     177    11.90        2     0.70%        0.00%    19.03%
 VIP Equity-Income Portfolio -- Initial Class
   2006...............................................  31,321    70.96    2,223     0.70%        4.59%    19.35%
   2005...............................................  35,770    59.45    2,127     0.70%        2.08%     5.13%
   2004...............................................  36,992    56.55    2,092     0.70%        1.55%    10.75%
   2003...............................................  35,597    51.06    1,818     0.70%        1.79%    29.42%
   2002...............................................  25,961    39.46    1,024     0.70%        1.82%   (17.53)%
 VIP Equity-Income Portfolio -- Service Class 2
   2006...............................................  90,175    14.30    1,290     0.70%        4.22%    19.09%
   2005...............................................  90,232    12.01    1,084     0.70%        1.79%     4.83%
   2004...............................................  86,710    11.45      993     0.70%        1.29%    10.45%
   2003...............................................  77,554    10.37      804     0.70%        1.31%    29.12%
   2002...............................................  54,112     8.03      435     0.70%        1.08%   (17.73)%
 VIP Growth & Income Portfolio -- Initial Class
   2006...............................................  39,682    19.30      766     0.70%        0.94%    12.39%
   2005...............................................  44,734    17.17      768     0.70%        1.53%     6.88%
   2004...............................................  47,088    16.07      757     0.70%        0.99%     5.05%
   2003...............................................  77,244    15.29    1,181     0.70%        1.18%    22.91%
   2002...............................................  73,891    12.44      919     0.70%        1.24%   (17.20)%
 VIP Growth & Income Portfolio -- Service Class 2
   2006...............................................  34,066    10.89      371     0.70%        0.66%    12.07%
   2005...............................................  35,100     9.72      341     0.70%        1.31%     6.65%
   2004...............................................  32,269     9.11      294     0.70%        0.70%     4.78%
   2003...............................................  31,503     8.69      274     0.70%        0.76%    22.58%
   2002...............................................  21,637     7.09      153     0.70%        1.16%   (17.43)%
 VIP Growth Opportunities Portfolio -- Initial Class
   2006...............................................  22,582    13.34      301     0.70%        0.80%     4.72%
   2005...............................................  23,426    12.74      298     0.70%        0.86%     8.13%
   2004...............................................  21,127    11.78      249     0.70%        0.53%     6.44%
   2003...............................................  26,615    11.07      295     0.70%        0.77%    28.96%
   2002...............................................  22,930     8.58      197     0.70%        1.08%   (22.39)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                 Net Assets     Expenses as a Investment
                                                              ----------------- % of Average    Income    Total
Type II:                                               Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                              ------- ---------- ------ ------------- ---------- ------
 VIP Growth Portfolio -- Initial Class
   2006..............................................  30,687   $61.47   $1,886     0.70%        0.39%     6.10%
   2005..............................................  35,224    57.94    2,041     0.70%        0.51%     5.06%
   2004..............................................  37,617    55.15    2,074     0.70%        0.27%     2.65%
   2003..............................................  39,606    53.72    2,128     0.70%        0.27%    31.92%
   2002..............................................  32,419    40.72    1,320     0.70%        0.26%   (30.60)%
 VIP Growth Portfolio -- Service Class 2
   2006.............................................. 158,681     7.38    1,171     0.70%        0.16%     5.83%
   2005.............................................. 158,776     6.97    1,107     0.70%        0.27%     4.77%
   2004.............................................. 152,890     6.66    1,017     0.70%        0.12%     2.40%
   2003.............................................. 140,851     6.50      915     0.70%        0.10%    31.61%
   2002.............................................. 112,010     4.94      553     0.70%        0.11%   (30.78)%
 VIP Mid Cap Portfolio -- Service Class 2
   2006.............................................. 126,366    19.00    2,401     0.70%        1.30%    11.62%
   2005.............................................. 139,055    17.03    2,367     0.70%        0.00%    17.19%
   2004.............................................. 111,544    14.53    1,620     0.70%        0.00%    23.78%
   2003..............................................  89,513    11.74    1,051     0.70%        0.19%    37.28%
   2002..............................................  46,405     8.55      397     0.70%        0.45%   (10.65)%
 VIP Overseas Portfolio -- Initial Class
   2006..............................................  20,352    42.26      860     0.70%        1.51%    17.26%
   2005..............................................  19,495    36.04      703     0.70%        1.20%    18.22%
   2004..............................................  20,017    30.49      610     0.70%        1.00%    12.84%
   2003..............................................  13,119    27.02      354     0.70%        0.62%    42.37%
   2002..............................................   9,210    18.98      175     0.70%        0.79%   (20.84)%
 VIP Value Strategies Portfolio -- Service Class 2
   2006..............................................   1,015    13.28       13     0.70%        1.92%    15.20%
   2005..............................................      91    11.53        1     0.70%        0.09%     1.71%
   2004..............................................      27    11.33        1     0.70%        0.00%    13.31%
Franklin Templeton Variable Insurance Products Trust:
 Franklin Income Securities Fund -- Class 2 Shares
   2006..............................................   3,441    12.28       42     0.70%        3.34%    17.41%
   2005..............................................   2,304    10.46       24     0.70%        0.00%     4.60%
 Templeton Foreign Securities Fund -- Class 1 Shares
   2006..............................................  22,688    13.56      308     0.70%        1.23%    20.85%
   2005..............................................  12,051    11.22      135     0.70%        0.94%     9.70%
 Mutual Shares Securities Fund -- Class 2 Shares
   2006..............................................   2,472    10.97       27     0.70%        0.12%     9.74%
 Templeton Global Income Securities Fund -- Class 1
   Shares
   2006..............................................  23,259    10.97      255     0.70%        3.00%    12.35%
   2005..............................................  25,114     9.77      245     0.70%        1.95%    (3.59)%
 Templeton Growth Securities Fund -- Class 2 Shares
   2006..............................................     471    11.11        5     0.70%        0.45%    11.10%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                        Net Assets     Expenses as a Investment
                                     ----------------- % of Average    Income    Total
Type II:                      Units  Unit Value  000s   Net Assets     Ratio     Return
--------                     ------- ---------- ------ ------------- ---------- ------
GE Investments Funds, Inc.:
 Income Fund
   2006.....................  50,522   $14.92   $  754     0.70%        4.62%     3.64%
   2005.....................  46,074    14.40      663     0.70%        5.10%     1.32%
   2004.....................  50,335    14.21      715     0.70%        4.48%     2.69%
   2003.....................  77,398    13.84    1,071     0.70%        4.10%     2.87%
   2002..................... 133,661    13.45    1,798     0.70%        4.30%     9.12%
 International Equity Fund
   2006.....................  41,489    22.59      937     0.70%        1.44%    23.82%
   2005.....................  35,191    18.24      642     0.70%        1.03%    17.37%
   2004.....................  38,000    15.54      591     0.70%        1.35%    15.04%
   2003.....................  34,577    13.51      467     0.70%        1.04%    36.94%
   2002.....................  30,591     9.87      302     0.70%        1.48%   (24.36)%
 Mid-Cap Equity Fund
   2006.....................  76,758    27.12    2,082     0.70%        1.52%     7.64%
   2005.....................  84,020    25.19    2,117     0.70%        2.46%    10.96%
   2004.....................  89,246    22.71    2,026     0.70%        1.08%    15.21%
   2003.....................  87,431    19.71    1,723     0.70%        1.56%    32.01%
   2002.....................  72,247    14.93    1,079     0.70%        0.99%   (14.37)%
 Money Market Fund
   2006..................... 296,904    20.72    6,151     0.70%        4.61%     3.90%
   2005..................... 302,508    19.94    6,032     0.70%        2.74%     2.09%
   2004..................... 306,182    19.53    5,980     0.70%        0.97%     0.24%
   2003..................... 383,069    19.48    7,464     0.70%        0.80%     0.07%
   2002..................... 444,423    19.47    8,653     0.70%        1.47%     0.76%
 Premier Growth Equity Fund
   2006..................... 130,290    11.65    1,518     0.70%        0.40%     8.31%
   2005..................... 150,244    10.75    1,616     0.70%        0.37%     0.59%
   2004..................... 156,662    10.69    1,675     0.70%        0.67%     6.28%
   2003..................... 150,000    10.06    1,509     0.70%        0.21%    28.01%
   2002.....................  97,973     7.86      770     0.70%        0.05%   (21.57)%
 Real Estate Securities Fund
   2006.....................  37,263    56.98    2,123     0.70%        2.86%    32.10%
   2005.....................  35,970    43.13    1,552     0.70%        5.73%    11.00%
   2004.....................  36,245    38.86    1,408     0.70%        6.29%    31.44%
   2003.....................  32,239    29.56      953     0.70%        4.02%    36.42%
   2002.....................  31,288    21.67      678     0.70%        4.64%    (2.04)%
 S&P 500(R) Index Fund
   2006..................... 156,078    63.27    9,875     0.70%        1.67%    14.62%
   2005..................... 165,725    55.20    9,148     0.70%        1.62%     3.78%
   2004..................... 168,892    53.19    8,983     0.70%        1.68%     9.69%
   2003..................... 175,964    48.49    8,533     0.70%        1.41%    27.38%
   2002..................... 168,621    38.07    6,419     0.70%        1.33%   (22.91)%
 Small-Cap Equity Fund
   2006.....................  79,082    17.68    1,398     0.70%        0.77%    12.48%
   2005.....................  83,928    15.72    1,319     0.70%        1.09%     8.77%
   2004.....................  62,443    14.45      902     0.70%        6.61%    14.34%
   2003.....................  46,706    12.64      590     0.70%        0.09%    23.25%
   2002.....................  28,077    10.25      288     0.70%        0.40%   (14.46)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                       Net Assets     Expenses as a Investment
                                                    ----------------- % of Average    Income    Total
Type II:                                     Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                    ------- ---------- ------ ------------- ---------- ------
 Total Return Fund -- Class 1 shares
   2006....................................  23,047   $53.98   $1,244     0.70%        1.88%    12.95%
   2005....................................  20,895    47.79      999     0.70%        1.74%     2.95%
   2004....................................  22,258    46.42    1,033     0.70%        1.46%     7.43%
   2003....................................  21,189    43.21      916     0.70%        1.33%    19.47%
   2002....................................  16,545    36.17      598     0.70%        2.32%    (9.95)%
 Total Return Fund -- Class 3 shares
   2006....................................       3    10.67        1     0.70%        6.77%     6.74%
 U.S. Equity Fund
   2006....................................  91,329    14.12    1,289     0.70%        1.43%    15.31%
   2005....................................  91,103    12.24    1,115     0.70%        1.18%     1.79%
   2004....................................  93,438    12.03    1,124     0.70%        1.41%     7.41%
   2003....................................  91,590    11.20    1,026     0.70%        0.96%    22.41%
   2002....................................  98,826     9.15      904     0.70%        0.99%   (19.83)%
 Value Equity Fund
   2006....................................  32,202    11.97      386     0.70%        1.86%    17.03%
   2005....................................  30,960    10.23      317     0.70%        1.24%     3.33%
   2004....................................  23,890     9.90      237     0.70%        1.26%     8.80%
   2003....................................  21,350     9.10      194     0.70%        1.94%    23.18%
   2002....................................  17,703     7.39      131     0.70%        1.28%   (18.14)%
Goldman Sachs Variable Insurance Trust:
 Goldman Sachs Growth and Income Fund
   2006....................................  54,735    12.78      699     0.70%        2.29%    21.77%
   2005....................................  38,457    10.49      404     0.70%        1.92%     3.20%
   2004....................................  27,365    10.17      278     0.70%        2.20%    17.96%
   2003....................................  16,805     8.62      145     0.70%        1.33%    23.49%
   2002....................................  20,760     6.98      145     0.70%        1.95%   (11.96)%
 Goldman Sachs Mid Cap Value Fund
   2006....................................  88,877    23.86    2,121     0.70%        2.84%    15.35%
   2005.................................... 100,529    20.69    2,080     0.70%        3.01%    12.04%
   2004....................................  87,893    18.46    1,623     0.70%        4.90%    25.00%
   2003....................................  74,805    14.77    1,105     0.70%        0.96%    27.49%
   2002....................................  84,028    11.59      974     0.70%        0.98%    (5.36)%
Janus Aspen Series:
 Balanced Portfolio -- Institutional Shares
   2006....................................  69,281    30.66    2,124     0.70%        2.12%     9.95%
   2005....................................  78,609    27.89    2,192     0.70%        2.25%     7.20%
   2004.................................... 105,395    26.02    2,742     0.70%        2.15%     7.77%
   2003.................................... 118,040    24.14    2,850     0.70%        2.20%    13.25%
   2002.................................... 150,095    21.32    3,200     0.70%        2.36%    (7.10)%
 Balanced Portfolio -- Service Shares
   2006.................................... 157,316    12.13    1,908     0.70%        1.95%     9.64%
   2005.................................... 162,619    11.06    1,799     0.70%        2.10%     6.91%
   2004.................................... 163,634    10.35    1,693     0.70%        2.37%     7.53%
   2003.................................... 148,936     9.62    1,433     0.70%        2.03%    12.93%
   2002.................................... 117,565     8.52    1,002     0.70%        2.48%    (7.33)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                   Net Assets     Expenses as a Investment
                                                                ----------------- % of Average    Income    Total
Type II:                                                 Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                                ------- ---------- ------ ------------- ---------- ------
 Flexible Bond Portfolio -- Institutional Shares
   2006................................................  14,622   $19.57   $  286     0.70%        4.86%     3.49%
   2005................................................  17,150    18.91      324     0.70%        5.31%     1.29%
   2004................................................  22,035    18.67      411     0.70%        5.66%     3.24%
   2003................................................  32,132    18.08      581     0.70%        4.27%     5.65%
   2002................................................  30,899    17.12      529     0.70%        5.26%     9.70%
 Forty Portfolio -- Institutional Shares
   2006................................................  61,078    29.62    1,809     0.70%        0.35%     8.58%
   2005................................................  63,632    27.28    1,736     0.70%        0.21%    12.06%
   2004................................................  70,555    24.34    1,718     0.70%        0.24%    17.40%
   2003................................................  89,818    20.74    1,862     0.70%        0.47%    19.69%
   2002................................................ 118,598    17.32    2,054     0.70%        0.55%   (16.26)%
 Forty Portfolio -- Service Shares
   2006................................................  36,087     9.04      326     0.70%        0.15%     8.35%
   2005................................................  34,465     8.34      288     0.70%        0.01%    11.77%
   2004................................................  35,918     7.46      268     0.70%        0.03%    17.14%
   2003................................................  35,232     6.37      224     0.70%        0.27%    19.39%
   2002................................................  29,735     5.34      159     0.70%        0.34%   (16.52)%
 Global Life Sciences Portfolio -- Service Shares
   2006................................................  24,760    11.11      275     0.70%        0.00%     5.59%
   2005................................................  27,225    10.53      287     0.70%        0.00%    11.54%
   2004................................................  29,001     9.44      274     0.70%        0.00%    13.42%
   2003................................................  25,559     8.32      213     0.70%        0.00%    25.31%
   2002................................................  20,648     6.64      137     0.70%        0.00%   (30.04)%
 Global Technology Portfolio -- Service Shares
   2006................................................  55,634     4.30      239     0.70%        0.00%     7.08%
   2005................................................  59,777     4.02      240     0.70%        0.00%    10.77%
   2004................................................  59,416     3.63      215     0.70%        0.00%    (0.14)%
   2003................................................  62,665     3.63      228     0.70%        0.00%    45.45%
   2002................................................  41,442     2.50      104     0.70%        0.00%   (41.35)%
 International Growth Portfolio -- Institutional Shares
   2006................................................  94,515    41.47    3,920     0.70%        2.02%    46.00%
   2005................................................  81,758    28.41    2,322     0.70%        1.21%    31.37%
   2004................................................  81,120    21.62    1,754     0.70%        0.93%    18.12%
   2003................................................  83,681    18.31    1,532     0.70%        1.22%    33.97%
   2002................................................  84,814    13.66    1,159     0.70%        0.84%   (26.11)%
 International Growth Portfolio -- Service Shares
   2006................................................  18,287    14.64      268     0.70%        1.85%    45.61%
   2005................................................  21,501    10.05      216     0.70%        1.04%    31.02%
   2004................................................  39,219     7.67      301     0.70%        0.87%    17.85%
   2003................................................  38,190     6.51      249     0.70%        1.11%    33.59%
   2002................................................  28,173     4.87      137     0.70%        0.83%   (26.28)%
 Large Cap Growth Portfolio -- Institutional Shares
   2006................................................  90,811    25.13    2,282     0.70%        0.48%    10.60%
   2005................................................ 125,662    22.72    2,855     0.70%        0.34%     3.56%
   2004................................................ 130,686    21.94    2,867     0.70%        0.14%     3.78%
   2003................................................ 134,660    21.14    2,846     0.70%        0.09%    30.81%
   2002................................................ 131,849    16.16    2,131     0.70%        0.00%   (27.02)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                Net Assets     Expenses as a Investment
                                                             ----------------- % of Average    Income    Total
Type II:                                              Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                             ------- ---------- ------ ------------- ---------- ------
 Large Cap Growth Portfolio -- Service Shares
   2006.............................................  35,692   $ 6.92   $  247     0.70%        0.28%    10.36%
   2005.............................................  37,337     6.27      234     0.70%        0.12%     3.29%
   2004.............................................  36,233     6.07      220     0.70%        0.00%     3.47%
   2003.............................................  36,456     5.87      214     0.70%        0.00%    30.57%
   2002.............................................  30,203     4.49      136     0.70%        0.00%   (27.23)%
 Mid Cap Growth Portfolio -- Institutional Shares
   2006............................................. 105,195    30.51    3,209     0.70%        0.00%    12.82%
   2005............................................. 109,948    27.04    2,973     0.70%        0.00%    11.52%
   2004............................................. 117,313    24.25    2,844     0.70%        0.00%    19.90%
   2003............................................. 120,393    20.22    2,435     0.70%        0.00%    34.16%
   2002............................................. 115,952    15.07    1,747     0.70%        0.00%   (28.44)%
 Mid Cap Growth Portfolio -- Service Shares
   2006.............................................  72,712     5.88      427     0.70%        0.00%    12.51%
   2005.............................................  76,903     5.22      402     0.70%        0.00%    11.25%
   2004.............................................  77,944     4.70      366     0.70%        0.00%    19.63%
   2003.............................................  72,473     3.93      284     0.70%        0.00%    33.82%
   2002.............................................  59,086     2.93      173     0.70%        0.00%   (28.62)%
 Worldwide Growth Portfolio -- Institutional Shares
   2006.............................................  82,709    30.13    2,492     0.70%        1.77%    17.38%
   2005.............................................  89,670    25.67    2,301     0.70%        1.35%     5.13%
   2004.............................................  98,544    24.41    2,406     0.70%        0.99%     4.04%
   2003............................................. 105,867    23.47    2,484     0.70%        1.08%    23.12%
   2002............................................. 144,792    19.06    2,760     0.70%        0.86%   (26.02)%
 Worldwide Growth Portfolio -- Service Shares
   2006.............................................  50,205     7.71      387     0.70%        1.60%    17.11%
   2005.............................................  50,065     6.58      330     0.70%        1.23%     4.83%
   2004.............................................  48,113     6.28      302     0.70%        0.91%     3.79%
   2003.............................................  54,662     6.05      331     0.70%        0.87%    22.82%
   2002.............................................  48,691     4.93      240     0.70%        0.70%   (26.23)%
Legg Mason Partners Variable Portfolios I, Inc.:
 Legg Mason Partners Variable All Cap Portfolio --
   Class II
   2006.............................................   1,978    16.82       33     0.70%        1.25%    17.05%
   2005.............................................   1,997    14.37       29     0.70%        0.69%     2.99%
   2004.............................................   1,554    13.95       22     0.70%        0.30%     7.31%
   2003.............................................     164    13.00        2     0.70%        0.00%    29.99%
 Legg Mason Partners Variable Investors Portfolio --
   Class I
   2006.............................................  17,932    20.07      360     0.70%        1.63%    17.43%
   2005.............................................  21,617    17.09      369     0.70%        1.16%     5.78%
   2004.............................................  26,896    16.15      434     0.70%        1.39%     9.60%
   2003.............................................  28,015    14.74      413     0.70%        1.53%    31.41%
   2002.............................................  23,590    11.22      265     0.70%        1.11%   (23.59)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                   Net Assets    Expenses as a Investment
                                                                 --------------- % of Average    Income    Total
Type II:                                                  Units  Unit Value 000s  Net Assets     Ratio     Return
--------                                                  ------ ---------- ---- ------------- ---------- ------
 Legg Mason Partners Variable Strategic Bond Portfolio --
   Class I
   2006.................................................. 30,333   $15.79   $479     0.70%        5.64%     4.29%
   2005.................................................. 27,912    15.14    423     0.70%        6.03%     1.75%
   2004.................................................. 26,715    14.88    397     0.70%        4.59%     5.90%
   2003.................................................. 31,290    14.05    440     0.70%        4.82%    12.44%
   2002.................................................. 29,849    12.49    373     0.70%        6.01%     8.08%
 Legg Mason Partners Variable Total Return Portfolio --
   Class I
   2006..................................................  7,476    14.88    111     0.70%        1.99%    11.78%
   2005..................................................  7,510    13.31    100     0.70%        2.12%     2.59%
   2004..................................................  8,140    12.97    106     0.70%        2.16%     7.98%
   2003..................................................  9,652    12.01    116     0.70%        2.19%    15.10%
   2002..................................................  6,005    10.44     63     0.70%        1.78%    (7.52)%
Legg Mason Partners Variable Portfolios II:
 Legg Mason Partners Variable Aggressive Growth
   Portfolio -- Class II
   2006..................................................  2,779    16.35     45     0.70%        0.00%     9.97%
   2005..................................................  1,798    14.86     27     0.70%        0.00%     8.88%
   2004..................................................  1,347    13.65     18     0.70%        0.00%     8.02%
   2003..................................................    128    12.64      2     0.70%        0.00%    26.38%
MFS(R) Variable Insurance Trust:
 MFS(R) Investors Growth Stock Series -- Service Class
   Shares
   2006.................................................. 31,491     6.78    213     0.70%        0.00%     6.56%
   2005.................................................. 44,913     6.36    286     0.70%        0.14%     3.50%
   2004.................................................. 44,622     6.15    274     0.70%        0.00%     8.22%
   2003.................................................. 33,326     5.68    189     0.70%        0.00%    21.75%
   2002.................................................. 23,388     4.67    109     0.70%        0.00%   (28.22)%
 MFS(R) Investors Trust Series -- Service Class Shares
   2006..................................................  9,875    10.06     99     0.70%        0.25%    11.91%
   2005.................................................. 10,058     8.99     90     0.70%        0.31%     6.28%
   2004.................................................. 10,354     8.46     88     0.70%        0.43%    10.34%
   2003.................................................. 14,833     7.67    114     0.70%        0.46%    20.98%
   2002.................................................. 13,017     6.34     83     0.70%        0.55%   (21.71)%
 MFS(R) New Discovery Series -- Service Class Shares
   2006.................................................. 45,253     9.38    425     0.70%        0.00%    12.14%
   2005.................................................. 71,736     8.37    600     0.70%        0.00%     4.30%
   2004.................................................. 72,197     8.02    579     0.70%        0.00%     5.46%
   2003.................................................. 75,499     7.61    574     0.70%        0.00%    32.50%
   2002.................................................. 21,603     5.74    124     0.70%        0.00%   (32.28)%
 MFS(R) Total Return Series -- Service Class Shares
   2006..................................................    319    11.51      4     0.70%        2.11%    10.84%
   2005..................................................     59    10.38      1     0.00%        0.00%     3.84%
 MFS(R) Utilities Series -- Service Class Shares
   2006.................................................. 57,250    14.60    836     0.70%        1.78%    30.05%
   2005.................................................. 50,863    11.23    571     0.70%        0.50%    15.76%
   2004.................................................. 48,177     9.70    467     0.70%        1.31%    28.93%
   2003.................................................. 49,227     7.52    370     0.70%        2.02%    34.62%
   2002.................................................. 37,194     5.59    208     0.70%        2.87%   (23.44)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                             Net Assets     Expenses as a Investment
                                                          ----------------- % of Average    Income    Total
Type II:                                           Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                          ------- ---------- ------ ------------- ---------- ------
Old Mutual Insurance Series Fund:
 Old Mutual Growth II Portfolio
   2006..........................................  30,415   $11.89   $  362     0.70%        0.00%     6.45%
   2005..........................................  38,983    11.17      435     0.70%        0.00%    10.58%
   2004..........................................  43,944    10.10      444     0.70%        0.00%     5.86%
   2003..........................................  49,925     9.54      476     0.70%        0.00%    24.82%
   2002..........................................  49,673     7.64      380     0.70%        0.00%   (30.92)%
 Old Mutual Large Cap Growth Portfolio
   2006..........................................  27,829    18.77      522     0.70%        0.00%     4.80%
   2005..........................................  28,950    17.91      519     0.70%        0.00%     3.83%
   2004..........................................  31,250    17.25      539     0.70%        0.00%     8.18%
   2003..........................................  35,568    15.95      567     0.70%        0.00%    30.27%
   2002..........................................  28,295    12.24      346     0.70%        0.00%   (29.81)%
Oppenheimer Variable Account Funds:
 Oppenheimer Balanced Fund/VA
   2006..........................................  12,372    51.20      633     0.70%        2.77%    10.37%
   2005..........................................  13,090    46.39      607     0.70%        1.74%     3.16%
   2004..........................................  13,088    44.96      589     0.70%        1.02%     9.33%
   2003..........................................  12,263    41.13      504     0.70%        2.87%    24.08%
   2002..........................................  12,634    33.15      419     0.70%        3.72%   (11.03)%
 Oppenheimer Balanced Fund/VA -- Service Shares
   2006..........................................   3,490    12.47       44     0.70%        2.38%    10.08%
   2005..........................................   3,293    11.33       37     0.70%        1.03%     2.95%
   2004..........................................      38    11.01        1     0.70%        0.00%    10.05%
 Oppenheimer Capital Appreciation Fund/VA
   2006..........................................  21,562    70.45    1,519     0.70%        0.38%     7.19%
   2005..........................................  24,893    65.72    1,636     0.70%        0.94%     4.36%
   2004..........................................  26,147    62.97    1,646     0.70%        0.32%     6.19%
   2003..........................................  28,204    59.30    1,673     0.70%        0.39%    30.03%
   2002..........................................  28,174    45.61    1,285     0.70%        0.61%   (27.37)%
 Oppenheimer Capital Appreciation Fund/VA --
   Service Shares
   2006..........................................   9,693    14.58      141     0.70%        0.19%     6.93%
   2005..........................................   9,399    13.64      128     0.70%        0.69%     4.13%
   2004..........................................   7,709    13.10      101     0.70%        0.09%     5.87%
   2003..........................................     333    12.37        4     0.70%        0.00%    23.72%
 Oppenheimer Core Bond Fund/VA
   2006..........................................  16,831    33.61      566     0.70%        5.24%     4.54%
   2005..........................................  17,530    32.15      563     0.70%        5.14%     1.87%
   2004..........................................  17,136    31.56      541     0.70%        4.60%     4.75%
   2003..........................................  20,380    30.12      614     0.70%        5.59%     6.03%
   2002..........................................  24,687    28.41      701     0.70%        7.18%     8.32%
 Oppenheimer Global Securities Fund/VA -- Service
   Shares
   2006.......................................... 106,218    14.31    1,520     0.70%        0.82%    16.54%
   2005.......................................... 100,405    12.28    1,233     0.70%        0.81%    13.26%
   2004..........................................  81,745    10.84      886     0.70%        1.12%    18.04%
   2003..........................................  56,356     9.18      518     0.70%        0.57%    41.86%
   2002..........................................  38,218     6.47      247     0.70%        0.37%   (22.91)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                               Net Assets     Expenses as a Investment
                                                            ----------------- % of Average    Income    Total
Type II:                                             Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                             ------ ---------- ------ ------------- ---------- ------
 Oppenheimer High Income Fund/VA
   2006............................................. 25,945   $48.89   $1,268     0.70%        7.60%     8.66%
   2005............................................. 29,043    44.99    1,307     0.70%        6.49%     1.60%
   2004............................................. 31,737    44.28    1,405     0.70%        6.62%     8.20%
   2003............................................. 31,380    40.93    1,284     0.70%        6.67%    23.09%
   2002............................................. 32,150    33.25    1,069     0.70%       10.73%    (3.08)%
 Oppenheimer Main Street Fund/VA -- Service Shares
   2006............................................. 75,141    10.49      788     0.70%        0.96%    13.96%
   2005............................................. 75,119     9.21      692     0.70%        1.17%     5.00%
   2004............................................. 70,239     8.77      616     0.70%        0.70%     8.38%
   2003............................................. 67,943     8.09      550     0.70%        0.73%    25.55%
   2002............................................. 49,197     6.44      317     0.70%        0.46%   (19.60)%
 Oppenheimer Main Street Small Cap Fund/VA --
   Service Shares
   2006............................................. 10,124    20.23      205     0.70%        0.17%    13.86%
   2005.............................................  9,290    17.76      165     0.70%        0.00%     8.95%
   2004.............................................  6,130    16.31      100     0.70%        0.00%    18.34%
   2003.............................................    730    13.78        1     0.70%        0.00%    37.80%
 Oppenheimer MidCap Fund/VA
   2006............................................. 19,995    60.42    1,208     0.70%        0.00%     2.24%
   2005............................................. 20,690    59.09    1,223     0.70%        0.00%    11.54%
   2004............................................. 21,287    52.98    1,128     0.70%        0.00%    18.94%
   2003............................................. 21,210    44.54      945     0.70%        0.00%    24.71%
   2002............................................. 19,975    35.72      714     0.70%        0.70%   (28.30)%
 Oppenheimer MidCap Fund/VA -- Service Shares
   2006.............................................  3,939    16.22       64     0.70%        0.00%     1.98%
   2005.............................................  3,312    15.91       53     0.70%        0.00%    11.20%
   2004.............................................  3,012    14.31       43     0.70%        0.00%    18.59%
   2003.............................................  2,599    12.06       31     0.70%        0.00%    20.63%
PIMCO Variable Insurance Trust:
 All Asset Portfolio -- Advisor Class Shares
   2006.............................................    606    10.87        7     0.70%        5.65%     3.83%
   2005.............................................      5    10.47        1     0.70%        2.68%     4.67%
 Foreign Bond Portfolio (U.S. Dollar Hedged) --
   Administrative Class Shares
   2006.............................................  5,321    13.40       71     0.70%        4.28%     1.47%
   2005.............................................  5,269    13.20       70     0.70%        3.25%     4.41%
   2004.............................................  4,520    12.64       57     0.70%        3.29%     4.82%
   2003.............................................  3,816    12.06       46     0.70%        2.72%     1.54%
   2002.............................................  2,535    11.88       30     0.70%        3.67%     7.43%
 High Yield Portfolio -- Administrative Class Shares
   2006............................................. 47,767    14.52      694     0.70%        6.96%     8.32%
   2005............................................. 43,422    13.40      582     0.70%        6.55%     3.39%
   2004............................................. 36,718    12.97      476     0.70%        6.78%     8.77%
   2003............................................. 29,080    11.92      347     0.70%        7.38%    21.99%
   2002............................................. 14,509     9.77      142     0.70%        8.61%    (1.88)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                  Net Assets     Expenses as a Investment
                                                               ----------------- % of Average    Income    Total
Type II:                                                Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                               ------- ---------- ------ ------------- ---------- ------
 Long-Term U.S. Government Portfolio --
   Administrative Class Shares
   2006...............................................  51,081   $15.27   $  780     0.70%        5.45%     0.45%
   2005...............................................  54,241    15.21      825     0.70%        4.40%     4.01%
   2004...............................................  51,253    14.62      749     0.70%        4.48%     6.81%
   2003...............................................  49,545    13.69      678     0.70%        3.05%     3.17%
   2002...............................................  36,158    13.27      480     0.70%        4.24%    16.76%
 Low Duration Portfolio -- Administrative Class Shares
   2006...............................................   1,057    10.37       11     0.70%        5.72%     3.24%
   2005...............................................     744    10.04        7     0.70%        1.42%     0.42%
 Total Return Portfolio -- Administrative Class Shares
   2006............................................... 165,641    13.77    2,281     0.70%        5.01%     3.11%
   2005............................................... 169,743    13.36    2,267     0.70%        4.36%     1.73%
   2004............................................... 141,657    13.13    1,860     0.70%        2.63%     4.15%
   2003............................................... 112,041    12.61    1,412     0.70%        2.86%     4.30%
   2002...............................................  51,433    12.09      622     0.70%        4.28%     8.31%
The Prudential Series Fund:
 Jennison 20/20 Focus Portfolio -- Class II Shares
   2006...............................................   3,267    19.30       63     0.70%        0.92%    12.82%
   2005...............................................   1,429    17.10       24     0.70%        0.00%    20.41%
   2004...............................................     176    14.20        2     0.70%        0.00%    14.57%
   2003...............................................       1    12.40        1     0.70%        0.00%    23.98%
 Jennison Portfolio -- Class II Shares
   2006...............................................     223    15.07        3     0.70%        0.00%     0.66%
   2005...............................................      72    14.97        1     0.70%        0.00%    13.23%
   2004...............................................      54    13.22        1     0.70%        0.04%     8.45%
   2003...............................................      53    12.19        1     0.70%        0.00%    21.90%
 Natural Resources Portfolio -- Class II Shares
   2006...............................................  11,051    18.05      200     0.70%        2.79%    20.87%
   2005...............................................   2,786    14.94       42     0.70%        0.00%    49.36%
Rydex Variable Trust:
 OTC Fund
   2006...............................................  14,548     4.19       61     0.70%        0.00%     5.03%
   2005...............................................  16,561     3.99       66     0.70%        0.00%     0.41%
   2004...............................................  20,467     3.97       81     0.70%        0.00%     8.58%
   2003...............................................  17,929     3.66       66     0.70%        0.00%    44.40%
   2002...............................................  14,577     2.53       37     0.70%        0.00%   (39.28)%
Van Kampen Life Investment Trust:
 Comstock Portfolio -- Class II Shares
   2006...............................................  26,743    14.59      390     0.70%        2.35%    15.23%
   2005...............................................  22,672    12.66      287     0.70%        0.80%     3.38%
   2004...............................................  20,393    12.25      250     0.70%        0.69%    16.60%
   2003...............................................  10,338    10.50      109     0.70%        0.46%    29.85%
   2002...............................................      56     8.09        1     0.70%        0.00%   (19.11)%
 Strategic Growth Portfolio -- Class II Shares
   2006...............................................   6,184    10.64       66     0.70%        0.00%     1.91%
   2005...............................................   5,614    10.44       59     0.70%        0.01%     6.89%
   2004...............................................   4,695     9.77       46     0.70%        0.00%     6.03%
   2003...............................................   3,061     9.21       28     0.70%        0.00%    26.15%
   2002...............................................      13     7.30        1     0.70%        0.00%   (26.96)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                     Net Assets    Expenses as a Investment
                                                                   --------------- % of Average    Income     Total
Type III:                                                   Units  Unit Value 000s  Net Assets     Ratio      Return
---------                                                   ------ ---------- ---- ------------- ---------- ------
AIM Variable Insurance Funds:
 AIM V.I. Basic Value Fund -- Series II shares
   2006....................................................  2,616   $17.20   $ 45     0.00%        0.46%    12.94%
   2005....................................................  2,445    15.23     37     0.00%        0.52%     5.43%
   2004....................................................  1,382    14.45     20     0.00%        0.00%    10.84%
   2003....................................................    108    13.03      1     0.00%        0.00%    30.34%
 AIM V.I. Capital Appreciation Fund -- Series I shares
   2006....................................................  2,223    12.72     28     0.00%        0.07%     6.30%(a)
   2005....................................................  1,525    11.97     18     0.00%        0.07%     8.84%
   2004....................................................  1,419    11.00     16     0.00%        0.00%     6.63%
   2003....................................................  1,130    10.32     12     0.00%        0.00%    29.52%
   2002....................................................    363     7.96      3     0.00%        0.00%   (20.36)%
 AIM V.I. Core Equity Fund -- Series I shares
   2006....................................................  3,353    10.92     37     0.00%        0.57%     9.16%(b)
   2005....................................................  3,051    10.61     32     0.00%        0.84%     5.65%
   2004....................................................  3,418    10.04     34     0.00%        0.47%     5.77%
   2003....................................................  2,383     9.50     23     0.00%        0.33%    25.08%
   2002....................................................    704     7.59      5     0.00%        0.45%   (24.08)%
 AIM V.I. International Growth Fund -- Series II shares
   2006....................................................  9,549    16.03    153     0.00%        1.18%    27.88%
   2005....................................................  8,908    12.53    112     0.00%        0.89%    17.70%
AllianceBernstein Variable Products Series Fund, Inc.:
 AllianceBernstein Global Technology Portfolio -- Class B
   2006....................................................    447    15.71      7     0.00%        0.00%     8.38%
   2005....................................................    239    14.50      3     0.00%        0.00%     3.65%
   2004....................................................     60    13.99      1     0.00%        0.00%     5.09%
   2003....................................................     21    13.31      1     0.00%        0.00%    33.12%
 AllianceBernstein Growth and Income Portfolio --
   Class B
   2006.................................................... 24,811    15.04    373     0.00%        1.16%    16.98%
   2005.................................................... 22,954    12.86    295     0.00%        1.27%     4.60%
   2004.................................................... 24,852    12.29    306     0.00%        0.77%    11.22%
   2003.................................................... 18,031    11.05    199     0.00%        0.82%    32.18%
   2002.................................................... 10,029     8.36     84     0.00%        0.56%   (16.38)%
 AllianceBernstein International Value Portfolio -- Class B
   2006.................................................... 11,600    16.62    193     0.00%        1.55%    35.12%
   2005.................................................... 11,541    12.30    142     0.00%        0.72%    16.52%
   2004....................................................  1,290    10.56      1     0.00%        0.00%     5.59%
 AllianceBernstein Large Cap Growth Portfolio -- Class B
   2006....................................................  2,802    11.77     33     0.00%        0.00%    (0.64)%
   2005....................................................  2,675    11.85     32     0.00%        0.00%    14.84%
   2004....................................................  2,617    10.32     27     0.00%        0.00%     8.35%
   2003....................................................  1,413     9.52     13     0.00%        0.00%    23.37%
   2002....................................................    194     7.72      1     0.00%        0.00%   (22.81)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                   Net Assets    Expenses as a Investment
                                                                 --------------- % of Average    Income    Total
Type III:                                                  Units Unit Value 000s  Net Assets     Ratio     Return
---------                                                  ----- ---------- ---- ------------- ---------- ------
 AllianceBernstein Small Cap Growth Portfolio -- Class B
   2006...................................................   524   $14.46   $  8     0.00%        0.00%    10.50%
   2005...................................................   455    13.08      6     0.00%        0.00%     4.86%
   2004...................................................   364    12.48      5     0.00%        0.00%    14.38%
   2003...................................................   323    10.91      4     0.00%        0.00%    48.67%
   2002...................................................   165     7.34      1     0.00%        0.00%   (26.62)%
American Century Variable Portfolios II, Inc.:
 VP Inflation Protection Fund -- Class II
   2006...................................................   102    10.22      1     0.00%        3.26%     1.58%
   2005...................................................    37    10.06      1     0.00%        2.28%     0.60%
BlackRock Variable Series Funds, Inc.:
 BlackRock Basic Value V.I. Fund -- Class III Shares
   2006...................................................   358    13.71      5     0.00%        3.62%    21.59%
   2005...................................................   270    11.27      3     0.00%        0.23%     2.62%
 BlackRock Global Allocation V.I. Fund -- Class III Shares
   2006...................................................    75    13.01      1     0.00%        7.64%    16.40%
   2005...................................................    57    11.17      1     0.00%        0.00%    11.74%
 BlackRock Large Cap Growth V.I. Fund -- Class III Shares
   2006................................................... 1,486    12.95     19     0.00%        0.06%     6.88%
   2005................................................... 1,123    12.12     14     0.00%        0.00%    10.47%
   2004...................................................    48    10.97      1     0.00%        0.16%     9.71%
 BlackRock Value Opportunities V.I. Fund -- Class III
   Shares
   2006...................................................   178    14.00      2     0.00%       47.52%    12.28%
   2005...................................................   125    12.47      2     0.00%        1.58%    10.11%
   2004...................................................    29    11.33      1     0.00%       13.19%    13.27%
Columbia Funds Variable Insurance Trust I:
 Columbia Marsico Growth Fund, Variable Series --
   Class A
   2006................................................... 7,155    16.08    115     0.00%        0.00%     6.09%
   2005................................................... 6,390    15.16     97     0.00%        0.00%     7.45%
   2004...................................................   387    14.11      5     0.00%        0.00%    13.03%
 Columbia Marsico International Opportunities Fund,
   Variable Series -- Class B
   2006................................................... 8,904    23.22    207     0.00%        1.31%    23.22%
   2005................................................... 8,859    18.84    167     0.00%        1.02%    19.52%
   2004................................................... 9,285    15.77    146     0.00%        0.65%    16.59%
   2003................................................... 6,048    13.52     82     0.00%        0.01%    35.21%
Dreyfus:
 The Dreyfus Socially Responsible Growth Fund, Inc. --
   Initial Shares
   2006...................................................   437    11.32      5     0.00%        0.11%     9.20%
   2005...................................................   430    10.37      4     0.00%        0.00%     3.62%
   2004...................................................   601    10.00      6     0.00%        0.40%     6.21%
   2003...................................................   532     9.42      5     0.00%        0.13%    26.00%
   2002...................................................   351     7.48      3     0.00%        0.35%   (25.24)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                               Net Assets    Expenses as a Investment
                                                             --------------- % of Average    Income    Total
Type III:                                             Units  Unit Value 000s  Net Assets     Ratio     Return
---------                                             ------ ---------- ---- ------------- ---------- ------
Eaton Vance Variable Trust:
 VT Floating-Rate Income Fund
   2006..............................................  4,331   $11.54   $ 50     0.00%        6.11%     5.50%
   2005..............................................  3,490    10.93     38     0.00%        4.07%     3.86%
   2004..............................................    607    10.53      6     0.00%        3.14%     2.83%
 VT Worldwide Health Sciences Fund
   2006..............................................  1,508    13.67     21     0.00%        0.00%     0.00%
   2005..............................................  1,078    13.67     15     0.00%        0.00%     7.03%
   2004..............................................    443    12.77      6     0.00%        0.00%     6.24%
Federated Insurance Series:
 Federated High Income Bond Fund II -- Service Shares
   2006..............................................  3,130    15.20     48     0.00%        8.34%    10.57%
   2005..............................................  2,468    13.75     34     0.00%        8.43%     2.27%
   2004..............................................  1,933    13.44     26     0.00%        6.07%    10.16%
   2003..............................................  9,759    12.20    119     0.00%        5.63%    21.79%
   2002..............................................    163    10.02      2     0.00%        8.29%     0.19%
 Federated Kaufmann Fund II -- Service Shares
   2006..............................................  1,637    19.55     32     0.00%        0.59%    14.60%
   2005..............................................  1,612    17.06     28     0.00%        0.00%    10.88%
   2004..............................................     23    15.39      1     0.00%        0.01%    14.48%
Fidelity(R) Variable Insurance Products Fund:
 VIP Asset Manager/SM/ Portfolio -- Service Class 2
   2006..............................................    243    11.64      3     0.00%        2.50%     7.14%
   2005..............................................    144    10.86      2     0.00%        1.16%     3.78%
Fidelity(R) Variable Insurance Products Fund:
 VIP Contrafund(R) Portfolio -- Service Class 2
   2006.............................................. 36,043    17.74    639     0.00%        1.05%    11.43%
   2005.............................................. 28,689    15.92    457     0.00%        0.13%    16.65%
   2004.............................................. 19,664    13.65    268     0.00%        0.19%    15.16%
   2003.............................................. 13,743    11.85    163     0.00%        0.21%    28.20%
   2002..............................................  3,128     9.24     29     0.00%        0.44%    (7.57)%
Fidelity(R) Variable Insurance Products Fund:
 VIP Equity-Income Portfolio -- Service Class 2
   2006.............................................. 27,215    15.95    434     0.00%        4.22%    19.93%
   2005.............................................. 23,278    13.30    310     0.00%        1.79%     5.57%
   2004.............................................. 19,934    12.60    251     0.00%        1.29%    11.23%
   2003.............................................. 11,384    11.32    129     0.00%        1.31%    30.03%
   2002..............................................  1,929     8.71     17     0.00%        1.08%   (12.91)%
 VIP Growth & Income Portfolio -- Service Class 2
   2006..............................................  5,109    13.88     71     0.00%        0.66%    12.86%
   2005..............................................  4,775    12.30     59     0.00%        1.31%     7.40%
   2004..............................................  5,393    11.45     62     0.00%        0.70%     5.52%
   2003..............................................  4,955    10.85     54     0.00%        0.76%    23.44%
   2002..............................................    282     8.79      2     0.00%        1.16%   (12.07)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                               Net Assets    Expenses as a Investment
                                                             --------------- % of Average    Income    Total
Type III:                                             Units  Unit Value 000s  Net Assets     Ratio     Return
---------                                             ------ ---------- ---- ------------- ---------- ------
 VIP Growth Portfolio -- Service Class 2
   2006..............................................  4,145   $11.30   $ 47     0.00%        0.16%     6.57%
   2005..............................................  3,291    10.60     35     0.00%        0.27%     5.50%
   2004.............................................. 14,278    10.05    144     0.00%        0.12%     3.12%
   2003.............................................. 11,662     9.75    114     0.00%        0.10%    32.54%
   2002..............................................  6,754     7.35     50     0.00%        0.11%   (26.46)%
 VIP Mid Cap Portfolio -- Service Class 2
   2006.............................................. 12,293    20.92    257     0.00%        1.30%    12.40%
   2005..............................................  9,851    18.61    183     0.00%        0.00%    18.02%
   2004..............................................  9,732    15.77    154     0.00%        0.00%    24.66%
   2003..............................................  5,791    12.65     73     0.00%        0.19%    38.25%
   2002..............................................  1,364     9.15     12     0.00%        0.45%    (8.47)%
 VIP Value Strategies Portfolio -- Service Class 2
   2006..............................................    360    13.53      5     0.00%        1.92%    16.01%
   2005..............................................    225    11.66      3     0.00%        0.09%     2.43%
   2004..............................................     73    11.38      1     0.00%        0.00%    13.85%
Franklin Templeton Variable Insurance Products Trust:
 Franklin Income Securities Fund -- Class 2 Shares
   2006..............................................    116    12.43      1     0.00%        3.34%    18.24%
   2005..............................................     66    10.51      1     0.00%        0.00%     5.09%
 Mutual Shares Securities Fund -- Class 2 Shares
   2006..............................................     17    11.02      1     0.00%        0.12%    10.25%
GE Investments Funds, Inc.:
 Income Fund
   2006..............................................  3,865    12.27     47     0.00%        4.62%     4.37%
   2005..............................................  3,247    11.75     38     0.00%        5.10%     2.04%
   2004..............................................  2,403    11.52     28     0.00%        4.48%     3.42%
   2003..............................................  2,332    11.14     26     0.00%        4.10%     3.60%
   2002..............................................  1,504    10.75     16     0.00%        4.30%     7.52%
 Mid-Cap Equity Fund
   2006.............................................. 22,876    16.46    376     0.00%        1.52%     8.40%
   2005.............................................. 21,636    15.18    328     0.00%        2.46%    11.74%
   2004.............................................. 22,678    13.59    308     0.00%        1.08%    16.02%
   2003.............................................. 10,448    11.71    122     0.00%        1.56%    32.94%
   2002..............................................  3,962     8.81     35     0.00%        0.99%   (11.91)%
 Money Market Fund
   2006.............................................. 37,272    11.09    413     0.00%        4.61%     4.63%
   2005.............................................. 27,317    10.60    289     0.00%        2.74%     2.81%
   2004.............................................. 18,564    10.31    191     0.00%        0.97%     0.95%
   2003.............................................. 31,882    10.21    325     0.00%        0.80%     0.78%
   2002..............................................  3,924    10.13     40     0.00%        1.47%     1.30%
 Premier Growth Equity Fund
   2006..............................................  9,159    12.44    114     0.00%        0.40%     9.07%
   2005..............................................  8,116    11.41     93     0.00%        0.37%     1.29%
   2004..............................................  8,100    11.26     91     0.00%        0.67%     7.03%
   2003..............................................  6,343    10.52     67     0.00%        0.21%    28.91%
   2002..............................................    982     8.16      8     0.00%        0.05%   (18.37)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                 Net Assets    Expenses as a Investment
                                               --------------- % of Average    Income    Total
Type III:                               Units  Unit Value 000s  Net Assets     Ratio     Return
---------                               ------ ---------- ---- ------------- ---------- ------
 Real Estate Securities Fund
   2006................................ 15,498   $24.83   $385     0.00%        2.86%    33.03%
   2005................................ 14,641    18.66    273     0.00%        5.73%    11.78%
   2004................................  9,834    16.70    164     0.00%        6.29%    32.37%
   2003................................  3,854    12.61     49     0.00%        4.02%    26.14%
 S&P 500(R) Index Fund
   2006................................ 40,983    13.97    572     0.00%        1.67%    15.43%
   2005................................ 44,774    12.10    542     0.00%        1.62%     4.51%
   2004................................ 39,598    11.58    459     0.00%        1.68%    10.46%
   2003................................ 14,324    10.48    150     0.00%        1.41%    28.27%
   2002................................  6,520     8.17     53     0.00%        1.33%   (18.28)%
 Small-Cap Equity Fund
   2006................................ 21,173    15.63    331     0.00%        0.77%    13.27%
   2005................................ 22,208    13.79    306     0.00%        1.09%     9.53%
   2004................................ 24,301    12.59    306     0.00%        6.61%    15.15%
   2003................................ 19,851    10.94    217     0.00%        0.09%    24.11%
   2002................................  6,241     8.81     55     0.00%        0.40%   (11.87)%
 Total Return Fund -- Class 1 shares
   2006................................  6,295    14.73     93     0.00%        1.88%    13.75%
   2005................................  5,872    12.95     76     0.00%        1.74%     3.67%
   2004................................  4,362    12.49     54     0.00%        1.46%     8.19%
   2003................................    166    11.55      2     0.00%        1.33%    15.49%
 U.S. Equity Fund
   2006................................  7,977    13.35    106     0.00%        1.43%    16.12%
   2005................................  7,357    11.50     85     0.00%        1.18%     2.51%
   2004................................  8,127    11.21     91     0.00%        1.41%     8.17%
   2003................................  6,852    10.37     71     0.00%        0.96%    23.28%
   2002................................  1,364     8.41     11     0.00%        0.99%   (15.89)%
 Value Equity Fund
   2006................................  9,452    14.20    134     0.00%        1.86%    17.85%
   2005................................  8,732    12.05    105     0.00%        1.24%     4.06%
   2004................................ 10,207    11.58    118     0.00%        1.26%     9.57%
   2003................................ 11,293    10.57    119     0.00%        1.94%    24.05%
   2002................................  2,416     8.52     21     0.00%        1.28%   (14.82)%
Goldman Sachs Variable Insurance Trust:
 Goldman Sachs Mid Cap Value Fund
   2006................................    559    13.36      7     0.00%        2.84%    16.16%
   2005................................    162    11.50      2     0.00%        3.01%    15.01%
Janus Aspen Series:
 Balanced Portfolio -- Service Shares
   2006................................ 21,625    13.94    302     0.00%        1.95%    10.41%
   2005................................ 16,108    12.63    203     0.00%        2.10%     7.66%
   2004................................ 12,019    11.73    141     0.00%        2.37%     8.29%
   2003................................  6,387    10.83     69     0.00%        2.03%    13.72%
   2002................................  2,179     9.52     21     0.00%        2.48%    (4.75)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                            Net Assets    Expenses as a Investment
                                                          --------------- % of Average    Income    Total
Type III:                                          Units  Unit Value 000s  Net Assets     Ratio     Return
---------                                          ------ ---------- ---- ------------- ---------- ------
 Forty Portfolio -- Service Shares
   2006........................................... 11,078   $15.54   $172     0.00%        0.15%     9.12%
   2005...........................................  9,108    14.25    130     0.00%        0.01%    12.56%
   2004........................................... 10,858    12.66    137     0.00%        0.03%    17.97%
   2003...........................................  9,123    10.73     98     0.00%        0.27%    20.23%
   2002...........................................  3,788     8.92     34     0.00%        0.34%   (10.77)%
 Global Life Sciences Portfolio -- Service Shares
   2006...........................................    364    12.97      5     0.00%        0.00%     6.33%
   2005...........................................    293    12.19      4     0.00%        0.00%    12.33%
   2004...........................................    283    10.86      3     0.00%        0.00%    14.22%
   2003...........................................    378     9.50      4     0.00%        0.00%    26.19%
   2002...........................................    284     7.53      2     0.00%        0.00%   (24.69)%
 Global Technology Portfolio -- Service Shares
   2006...........................................     --    11.45     --     0.00%        0.00%     7.83%
   2005...........................................     --    10.62     --     0.00%        0.00%    11.55%
   2004...........................................    171     9.52      2     0.00%        0.00%     0.57%
   2003...........................................    396     9.46      4     0.00%        0.00%    46.47%
   2002...........................................    332     6.46      2     0.00%        0.00%   (35.39)%
 International Growth Portfolio -- Service Shares
   2006...........................................  2,547    25.10     64     0.00%        1.85%    46.63%
   2005...........................................  2,926    17.12     50     0.00%        1.04%    31.94%
   2004........................................... 10,026    12.97    130     0.00%        0.87%    18.69%
   2003........................................... 12,887    10.93    141     0.00%        1.11%    34.53%
   2002...........................................  5,541     8.13     45     0.00%        0.83%   (18.75)%
 Large Cap Growth Portfolio -- Service Shares
   2006...........................................    520    12.40      6     0.00%        0.28%    11.13%
   2005...........................................    565    11.15      6     0.00%        0.12%     4.01%
   2004...........................................    757    10.72      8     0.00%        0.00%     4.20%
   2003...........................................    541    10.29      6     0.00%        0.00%    31.49%
   2002...........................................    111     7.83      1     0.00%        0.00%   (21.73)%
 Mid Cap Growth Portfolio -- Service Shares
   2006...........................................  4,799    16.83     81     0.00%        0.00%    13.31%
   2005...........................................  4,976    14.85     74     0.00%        0.00%    12.03%
   2004...........................................  5,418    13.26     72     0.00%        0.00%    20.48%
   2003...........................................  5,498    11.00     60     0.00%        0.00%    34.76%
   2002...........................................  2,722     8.17     22     0.00%        0.00%   (18.35)%
 Worldwide Growth Portfolio -- Service Shares
   2006...........................................  4,568    13.01     59     0.00%        1.60%    17.94%
   2005...........................................  5,150    11.03     57     0.00%        1.23%     5.57%
   2004...........................................  5,465    10.45     57     0.00%        0.91%     4.53%
   2003...........................................  5,318    10.00     53     0.00%        0.87%    23.68%
   2002...........................................  3,116     8.08     25     0.00%        0.70%   (19.15)%
Legg Mason Partners Variable Portfolios I, Inc.:
 Legg Mason Partners Variable All Cap Portfolio --
   Class II
   2006...........................................     24    17.26      1     0.00%        1.25%    17.88%
   2005...........................................     16    14.64      1     0.00%        0.69%     3.72%
   2004...........................................      6    14.11      1     0.00%        0.30%     8.07%
   2003...........................................    103    13.06      1     0.00%        0.00%    30.60%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                Net Assets    Expenses as a Investment
                                                              --------------- % of Average    Income    Total
Type III:                                              Units  Unit Value 000s  Net Assets     Ratio     Return
---------                                              ------ ---------- ---- ------------- ---------- ------
Legg Mason Partners Variable Portfolios II:
 Legg Mason Partners Variable Aggressive Growth
   Portfolio -- Class II
   2006...............................................     27   $16.77   $  1     0.00%        0.00%    10.75%
   2005...............................................     30    15.14      1     0.00%        0.00%     9.64%
   2004...............................................     38    13.81      1     0.00%        0.00%     8.79%
   2003...............................................    156    12.70      2     0.00%        0.00%    26.97%
MFS(R) Variable Insurance Trust:
 MFS(R) Investors Growth Stock Series -- Service Class
   Shares
   2006...............................................    882    11.65     10     0.00%        0.00%     7.30%
   2005...............................................    916    10.85     10     0.00%        0.14%     4.23%
   2004...............................................    651    10.41      7     0.00%        0.00%     8.98%
   2003...............................................    651     9.55      6     0.00%        0.00%    22.60%
   2002...............................................    423     7.79      3     0.00%        0.00%   (22.07)%
 MFS(R) Investors Trust Series -- Service Class Shares
   2006...............................................    291    13.57      4     0.00%        0.25%    12.69%
   2005...............................................    305    12.04      4     0.00%        0.31%     7.02%
   2004...............................................    412    11.25      5     0.00%        0.43%    11.13%
   2003...............................................    333    10.12      3     0.00%        0.46%    21.84%
   2002...............................................     83     8.31      1     0.00%        0.55%   (16.92)%
 MFS(R) New Discovery Series -- Service Class Shares
   2006...............................................  8,859    12.29    109     0.00%        0.00%    12.93%
   2005...............................................  6,618    10.88     72     0.00%        0.00%     5.03%
   2004............................................... 11,206    10.36    116     0.00%        0.00%     6.21%
   2003...............................................  8,803     9.75     86     0.00%        0.00%    33.43%
   2002...............................................  3,471     7.31     25     0.00%        0.00%   (26.90)%
 MFS(R) Total Return Series -- Service Class Shares
   2006...............................................     63    11.65      1     0.00%        2.11%    11.62%
 MFS(R) Utilities Series -- Service Class Shares
   2006...............................................  4,239    23.46     99     0.00%        1.78%    30.96%
   2005...............................................  3,817    17.92     68     0.00%        0.50%    16.57%
   2004...............................................  3,171    15.37     49     0.00%        1.31%    29.84%
   2003...............................................  1,575    11.84     19     0.00%        2.02%    35.57%
   2002...............................................    299     8.73      3     0.00%        2.87%   (12.68)%
Oppenheimer Variable Account Funds:
 Oppenheimer Balanced Fund/VA -- Service Shares
   2006...............................................    769    12.71     10     0.00%        2.38%    10.86%
   2005...............................................    592    11.46      7     0.00%        1.03%     3.67%
 Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares
   2006...............................................  1,941    14.96     29     0.00%        0.19%     7.68%
   2005...............................................  1,794    13.90     25     0.00%        0.69%     4.86%
   2004...............................................  1,035    13.25     14     0.00%        0.09%     6.62%
   2003...............................................      8    12.43      1     0.00%        0.00%    24.30%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                Net Assets    Expenses as a Investment
                                                              --------------- % of Average    Income    Total
Type III:                                              Units  Unit Value 000s  Net Assets     Ratio     Return
---------                                              ------ ---------- ---- ------------- ---------- ------
 Oppenheimer Global Securities Fund/VA -- Service
   Shares
   2006............................................... 14,381   $18.51   $266     0.00%        0.82%    17.36%
   2005............................................... 10,386    15.77    164     0.00%        0.81%    14.06%
   2004...............................................  7,961    13.83    110     0.00%        1.12%    18.88%
   2003...............................................  4,788    11.63     56     0.00%        0.57%    42.86%
   2002...............................................  1,860     8.14     15     0.00%        0.37%   (18.58)%
 Oppenheimer Main Street Fund/VA -- Service Shares
   2006...............................................  7,857    14.10    111     0.00%        0.96%    14.76%
   2005...............................................  7,084    12.29     87     0.00%        1.17%     5.74%
   2004...............................................  6,886    11.62     80     0.00%        0.70%     9.14%
   2003...............................................  4,945    10.65     53     0.00%        0.73%    26.44%
   2002...............................................  3,101     8.42     26     0.00%        0.46%   (15.79)%
 Oppenheimer Main Street Small Cap Fund/VA -- Service
   Shares
   2006...............................................  4,067    20.75     84     0.00%        0.17%    14.66%
   2005...............................................  3,237    18.10     59     0.00%        0.00%     9.71%
   2004...............................................  1,245    16.50     21     0.00%        0.00%    19.18%
   2003...............................................    135    13.84      2     0.00%        0.00%    38.43%
 Oppenheimer MidCap Fund/VA -- Service Shares
   2006...............................................    539    16.65      9     0.00%        0.00%     2.70%
   2005...............................................    554    16.21      9     0.00%        0.00%    11.98%
   2004...............................................    835    14.47     12     0.00%        0.00%    19.43%
   2003...............................................    330    12.12      4     0.00%        0.00%    21.19%
PIMCO Variable Insurance Trust:
 All Asset Portfolio -- Advisor Class Shares
   2006...............................................     31    11.00      1     0.00%        5.65%     4.56%
   2005...............................................     18    10.52      1     0.00%        2.68%     5.16%
 Foreign Bond Portfolio (U.S. Dollar Hedged) --
   Administrative Class Shares
   2006...............................................  1,114    12.40     14     0.00%        4.28%     2.19%
   2005...............................................  1,495    12.14     18     0.00%        3.25%     5.15%
   2004...............................................  1,170    11.54     14     0.00%        3.29%     5.56%
   2003...............................................    747    10.93      8     0.00%        2.72%     2.26%
   2002...............................................    242    10.69      3     0.00%        3.67%     6.93%
 High Yield Portfolio -- Administrative Class Shares
   2006...............................................  3,434    15.06     52     0.00%        6.96%     9.08%
   2005...............................................  3,626    13.81     50     0.00%        6.55%     4.11%
   2004...............................................  5,574    13.26     74     0.00%        6.78%     9.54%
   2003...............................................  3,560    12.11     43     0.00%        7.38%    22.85%
   2002...............................................  4,601     9.86     45     0.00%        8.61%    (1.43)%
 Long-Term U.S. Government Portfolio -- Administrative
   Class Shares
   2006...............................................  2,899    13.50     39     0.00%        5.45%     1.15%
   2005...............................................  2,868    13.35     38     0.00%        4.40%     4.75%
   2004...............................................  3,309    12.75     42     0.00%        4.48%     7.56%
   2003...............................................  2,256    11.85     27     0.00%        3.05%     3.90%
   2002...............................................    878    11.40     10     0.00%        4.24%    14.05%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                 Net Assets     Expenses as a Investment
                                                              ----------------- % of Average    Income    Total
Type III:                                              Units  Unit Value  000s   Net Assets     Ratio     Return
---------                                              ------ ---------- ------ ------------- ---------- ------
 Low Duration Portfolio -- Administrative Class Shares
   2006...............................................    120   $10.49   $    1     0.00%        5.72%     3.97%
 Total Return Portfolio -- Administrative Class Shares
   2006............................................... 23,511    12.57      295     0.00%        5.01%     3.84%
   2005............................................... 19,374    12.10      234     0.00%        4.36%     2.45%
   2004............................................... 18,003    11.81      213     0.00%        2.63%     4.89%
   2003............................................... 14,940    11.26      168     0.00%        2.86%     5.04%
   2002............................................... 18,200    10.72      195     0.00%        4.28%     7.23%
The Prudential Series Fund:
 Jennison 20/20 Focus Portfolio -- Class II Shares
   2006...............................................    377    19.80        7     0.00%        0.92%    13.61%
   2005...............................................    358    17.43        6     0.00%        0.00%    21.26%
   2004...............................................    219    14.37        3     0.00%        0.00%    15.38%
 Natural Resources Portfolio -- Class II Shares
   2006...............................................  3,836    18.27       70     0.00%        2.79%    21.72%
   2005...............................................  3,615    15.01       54     0.00%        0.00%    50.07%
Rydex Variable Trust:
 OTC Fund
   2006...............................................    905    11.24       10     0.00%        0.00%     5.77%
   2005...............................................    768    10.63        8     0.00%        0.00%     1.11%
   2004...............................................    708    10.51        7     0.00%        0.00%     9.35%
   2003...............................................    543     9.61        5     0.00%        0.00%    45.41%
   2002...............................................     36     6.61        1     0.00%        0.00%   (33.89)%
Van Kampen Life Investment Trust:
 Comstock Portfolio -- Class II Shares
   2006............................................... 12,099    15.08      182     0.00%        2.35%    16.04%
   2005...............................................  9,231    12.99      120     0.00%        0.80%     4.11%
   2004...............................................  3,189    12.48       40     0.00%        0.69%    17.43%
   2003...............................................  3,335    10.63       35     0.00%        0.46%    30.77%
   2002...............................................    437     8.13        4     0.00%        0.00%   (18.73)%
 Strategic Growth Portfolio -- Class II Shares
   2006...............................................  8,859    11.00       97     0.00%        0.00%     2.62%
   2005...............................................  7,249    10.71       78     0.00%        0.01%     7.64%
   2004...............................................  5,423     9.95       54     0.00%        0.00%     6.78%
   2003...............................................  2,671     9.32       25     0.00%        0.00%    27.03%
   2002...............................................     20     7.34        1     0.00%        0.00%   (26.62)%

Type IV:
--------
GE Investments Funds, Inc.:
 Income Fund
   2006...............................................  4,453    15.20       68     0.50%        4.62%     3.85%
   2005...............................................  3,289    14.63       48     0.50%        5.10%     1.53%
   2004...............................................  2,193    14.41       32     0.50%        4.48%     2.90%
   2003...............................................  2,340    14.01    1,589     0.50%        4.10%     3.08%
   2002...............................................  2,387    13.59    1,534     0.50%        4.30%     9.33%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                  Net Assets     Expenses as a Investment
                                                               ----------------- % of Average    Income    Total
Type IV:                                                Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                               ------- ---------- ------ ------------- ---------- ------
 Money Market Fund
   2006...............................................   1,061  $ 23.61   $   25     0.50%        4.61%     4.10%
   2005...............................................     912    22.67       21     0.50%        2.74%     2.29%
   2004...............................................     990    22.17       22     0.50%        0.97%     0.45%
   2003...............................................   4,321    22.07       95     0.50%        0.80%     0.28%
   2002...............................................   4,682    22.01      109     0.50%        1.47%     0.96%
 S&P 500(R) Index Fund
   2006...............................................  18,105   113.76    2,060     0.50%        1.67%    14.85%
   2005...............................................  20,493    99.05    2,030     0.50%        1.62%     3.99%
   2004...............................................  22,717    95.25    2,164     0.50%        1.68%     9.90%
   2003...............................................  24,128    86.67    2,091     0.50%        1.41%    27.63%
   2002...............................................  26,649    67.90    1,809     0.50%        1.33%   (22.76)%
 Total Return Fund -- Class 1 shares
   2006...............................................   7,246    72.96      529     0.50%        1.88%    13.18%
   2005...............................................   7,449    64.47      480     0.50%        1.74%     3.15%
   2004...............................................   8,218    62.50      514     0.50%        1.46%     7.65%
   2003...............................................   8,862    58.06      515     0.50%        1.33%    19.71%
   2002...............................................   9,144    48.50      443     0.50%        2.32%    (9.77)%

Type V:
-------
The Alger American Fund:
 Alger American Growth Portfolio -- Class O Shares
   2006...............................................  62,589    19.92    1,247     1.30%        0.13%     3.79%
   2005...............................................  84,233    19.19    1,617     1.30%        0.23%    10.59%
   2004............................................... 114,363    17.36    1,985     1.30%        0.00%     4.13%
   2003............................................... 129,265    16.67    2,155     1.30%        0.00%    33.41%
   2002............................................... 123,144    12.49    1,538     1.30%        0.04%   (33.86)%
 Alger American Small Capitalization Portfolio --
   Class O Shares
   2006...............................................  96,454    13.76    1,328     1.30%        0.00%    18.47%
   2005............................................... 125,765    11.62    1,461     1.30%        0.00%    15.37%
   2004............................................... 168,129    10.07    1,693     1.30%        0.00%    15.06%
   2003............................................... 164,909     8.75    1,443     1.30%        0.00%    40.50%
   2002............................................... 149,660     6.23      932     1.30%        0.00%   (27.18)%
AllianceBernstein Variable Products Series Fund, Inc.:
 AllianceBernstein Growth and Income Portfolio --
   Class B
   2006...............................................  10,174    16.11      164     1.30%        1.16%    15.47%
   2005...............................................  13,004    13.95      181     1.30%        1.27%     3.24%
   2004...............................................   6,227    13.52       84     1.30%        0.77%     9.78%
   2003...............................................   8,975    12.31      111     1.30%        0.82%    23.10%
Federated Insurance Series:
 Federated American Leaders Fund II -- Primary Shares
   2006...............................................  31,333    21.68      679     1.30%        2.10%    15.30%
   2005...............................................  33,512    18.80      630     1.30%        1.57%     3.66%
   2004...............................................  34,949    18.14      634     1.30%        1.39%     8.35%
   2003...............................................  43,528    16.74      729     1.30%        1.52%    26.04%
   2002...............................................  46,687    13.28      620     1.30%        1.23%   (21.25)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                 Net Assets     Expenses as a Investment
                                                             ------------------ % of Average    Income    Total
Type V:                                               Units  Unit Value  000s    Net Assets     Ratio     Return
-------                                              ------- ---------- ------- ------------- ---------- ------
 Federated Capital Income Fund II
   2006.............................................  23,071   $16.86   $   389     1.30%        5.99%    14.15%
   2005.............................................  21,800    14.77       322     1.30%        4.81%     4.91%
   2004.............................................  34,361    14.08       484     1.30%        3.84%     8.49%
   2003.............................................  23,728    12.98       308     1.30%        6.38%    19.11%
   2002.............................................  23,173    10.90       253     1.30%        5.55%   (24.94)%
 Federated High Income Bond Fund II -- Primary
   Shares
   2006.............................................  27,499    20.19       555     1.30%        8.46%     9.37%
   2005.............................................  30,291    18.46       559     1.30%        8.67%     1.33%
   2004.............................................  38,714    18.22       705     1.30%        7.36%     9.02%
   2003.............................................  48,040    16.71       803     1.30%        6.26%    20.63%
   2002.............................................  49,334    13.85       683     1.30%        9.77%     0.07%
Fidelity(R) Variable Insurance Products Fund:
 VIP Asset Manager/SM/ Portfolio -- Initial Class
   2006............................................. 121,150    32.18     3,898     1.30%        2.71%     5.93%
   2005............................................. 132,193    30.38     4,016     1.30%        2.70%     2.70%
   2004............................................. 155,574    29.58     4,602     1.30%        2.79%     4.10%
   2003............................................. 174,391    28.41     4,955     1.30%        3.64%    16.45%
   2002............................................. 188,247    24.40     4,593     1.30%        4.08%    (9.91)%
 VIP Contrafund(R) Portfolio -- Initial Class
   2006............................................. 258,388    42.14    10,889     1.30%        1.32%    10.27%
   2005............................................. 290,703    38.22    11,110     1.30%        0.30%    15.43%
   2004............................................. 269,553    33.11     8,925     1.30%        0.33%    13.98%
   2003............................................. 260,928    29.05     7,580     1.30%        0.45%    26.80%
   2002............................................. 252,256    22.91     5,779     1.30%        0.84%   (10.53)%
 VIP Equity-Income Portfolio -- Initial Class
   2006............................................. 166,861    54.72     9,131     1.30%        4.59%    18.64%
   2005............................................. 198,675    46.12     9,164     1.30%        2.08%     4.50%
   2004............................................. 235,789    44.14    10,407     1.30%        1.55%    10.08%
   2003............................................. 256,975    40.10    10,304     1.30%        1.79%    28.64%
   2002............................................. 274,815    31.17     8,566     1.30%        1.82%   (18.02)%
 VIP Growth & Income Portfolio -- Initial Class
   2006.............................................  29,545    18.21       538     1.30%        0.94%    11.71%
   2005.............................................  30,087    16.30       490     1.30%        1.53%     6.24%
   2004.............................................  33,947    15.34       521     1.30%        0.99%     4.42%
   2003.............................................  40,229    14.69       591     1.30%        1.18%    22.17%
   2002.............................................  35,060    12.02       421     1.30%        1.24%   (17.70)%
 VIP Growth Opportunities Portfolio -- Initial Class
   2006.............................................  16,225    12.59       204     1.30%        0.80%     4.09%
   2005.............................................  30,207    12.09       365     1.30%        0.86%     7.48%
   2004.............................................  17,463    11.25       196     1.30%        0.53%     5.80%
   2003.............................................  18,024    10.63       192     1.30%        0.77%    28.19%
   2002.............................................  25,246     8.29       209     1.30%        1.08%   (22.86)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                 Net Assets     Expenses as a Investment
                                                              ----------------- % of Average    Income    Total
Type V:                                                Units  Unit Value  000s   Net Assets     Ratio     Return
-------                                               ------- ---------- ------ ------------- ---------- ------
 VIP Growth Portfolio -- Initial Class
   2006.............................................. 110,153   $45.46   $5,008     1.30%        0.39%     5.47%
   2005.............................................. 123,966    43.10    5,343     1.30%        0.51%     4.43%
   2004.............................................. 145,113    41.27    5,989     1.30%        0.27%     2.03%
   2003.............................................. 161,999    40.45    6,553     1.30%        0.27%    31.13%
   2002.............................................. 178,203    30.85    5,498     1.30%        0.26%   (31.01)%
 VIP Mid Cap Portfolio -- Service Class 2
   2006..............................................  59,177    22.18    1,312     1.30%        1.30%    10.95%
   2005..............................................  71,790    19.99    1,435     1.30%        0.00%    16.49%
   2004..............................................  54,640    17.16      937     1.30%        0.00%    23.04%
   2003..............................................   8,391    13.95      117     1.30%        0.19%    39.45%
 VIP Overseas Portfolio -- Initial Class
   2006.............................................. 106,805    31.20    3,332     1.30%        1.51%    16.55%
   2005.............................................. 117,100    26.77    3,135     1.30%        1.20%    17.51%
   2004.............................................. 127,650    22.78    2,908     1.30%        1.00%    12.16%
   2003.............................................. 232,040    20.31    4,713     1.30%        0.62%    41.51%
   2002.............................................. 265,593    14.35    3,811     1.30%        0.79%   (21.31)%
Franklin Templeton Variable Insurance Products Trust:
 Templeton Foreign Securities Fund -- Class 1 Shares
   2006..............................................  38,797    13.40      520     1.30%        1.23%    20.12%
   2005..............................................  35,494    11.15      396     1.30%        0.94%     9.05%
 Templeton Global Income Securities Fund -- Class 1
   Shares
   2006..............................................  44,850    10.84      486     1.30%        3.00%    11.68%
   2005..............................................  48,961     9.71      475     1.30%        1.95%    (4.17)%
GE Investments Funds, Inc.:
 Income Fund
   2006.............................................. 104,387    14.13    1,475     1.30%        4.62%     3.02%
   2005.............................................. 121,203    13.71    1,662     1.30%        5.10%     0.72%
   2004..............................................  98,671    13.62    1,344     1.30%        4.48%     2.08%
   2003.............................................. 131,112    13.34    1,749     1.30%        4.10%     2.26%
   2002.............................................. 146,090    13.05    1,906     1.30%        4.30%     8.46%
 International Equity Fund
   2006..............................................  40,992    21.05      863     1.30%        1.44%    23.08%
   2005..............................................  22,409    17.10      383     1.30%        1.03%    16.67%
   2004..............................................  35,853    14.66      526     1.30%        1.35%    14.34%
   2003..............................................  29,649    12.82      380     1.30%        1.04%    36.12%
   2002..............................................  41,672     9.42      393     1.30%        1.48%   (24.82)%
 Mid-Cap Equity Fund
   2006..............................................  51,636    25.59    1,321     1.30%        1.52%     7.00%
   2005..............................................  60,598    23.91    1,449     1.30%        2.46%    10.30%
   2004..............................................  69,195    21.68    1,500     1.30%        1.08%    14.52%
   2003..............................................  95,002    18.93    1,799     1.30%        1.56%    31.22%
   2002..............................................  84,565    14.43    1,220     1.30%        0.99%   (14.88)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                    Net Assets     Expenses as a Investment
                                                ------------------ % of Average    Income    Total
Type V:                                  Units  Unit Value  000s    Net Assets     Ratio     Return
-------                                 ------- ---------- ------- ------------- ---------- ------
 Money Market Fund
   2006................................ 362,497   $18.16   $ 6,582     1.30%        4.61%     3.27%
   2005................................ 407,768    17.58     7,169     1.30%        2.74%     1.48%
   2004................................ 449,121    17.33     7,781     1.30%        0.97%    (0.36)%
   2003................................ 600,463    17.39    10,441     1.30%        0.80%    (0.53)%
   2002................................ 835,428    17.48    14,603     1.30%        1.47%     0.16%
 Premier Growth Equity Fund
   2006................................  31,802    11.12       354     1.30%        0.40%     7.66%
   2005................................  59,852    10.33       618     1.30%        0.37%    (0.02)%
   2004................................  50,147    10.33       518     1.30%        0.67%     5.64%
   2003................................  77,301     9.78       756     1.30%        0.21%    27.25%
   2002................................  64,298     7.69       494     1.30%        0.05%   (22.04)%
 Real Estate Securities Fund
   2006................................  43,627    53.11     2,317     1.30%        2.86%    31.31%
   2005................................  48,710    40.45     1,970     1.30%        5.73%    10.34%
   2004................................  76,274    36.66     2,796     1.30%        6.29%    30.65%
   2003................................  62,954    28.06     1,766     1.30%        4.02%    35.60%
   2002................................  46,757    20.69       967     1.30%        4.64%    (2.63)%
 S&P 500(R) Index Fund
   2006................................  77,609    49.60     3,849     1.30%        1.67%    13.94%
   2005................................  97,142    43.53     4,229     1.30%        1.62%     3.16%
   2004................................  98,880    42.20     4,173     1.30%        1.68%     9.03%
   2003................................ 118,264    38.71     4,578     1.30%        1.41%    26.61%
   2002................................ 120,870    30.57     3,695     1.30%        1.33%   (23.38)%
 Small-Cap Equity Fund
   2006................................  27,995    17.64       494     1.30%        0.77%    11.80%
   2005................................  38,568    15.78       609     1.30%        1.09%     8.12%
   2004................................  36,428    14.59       532     1.30%        6.61%    13.65%
   2003................................  28,721    12.84       369     1.30%        0.09%    28.42%
 Total Return Fund -- Class 1 shares
   2006................................  43,595    43.38     1,891     1.30%        1.88%    12.28%
   2005................................  51,726    38.64     1,999     1.30%        1.74%     2.33%
   2004................................  57,485    37.76     2,170     1.30%        1.46%     6.78%
   2003................................  54,211    35.36     1,917     1.30%        1.33%    18.76%
   2002................................  54,067    29.77     1,610     1.30%        2.32%   (10.49)%
 U.S. Equity Fund
   2006................................  23,628    13.40       317     1.30%        1.43%    14.62%
   2005................................  33,440    11.69       391     1.30%        1.18%     1.18%
   2004................................  35,173    11.55       406     1.30%        1.41%     6.76%
   2003................................  39,733    10.82       430     1.30%        0.96%    21.68%
   2002................................  35,121     8.89       312     1.30%        0.99%   (20.31)%
Goldman Sachs Variable Insurance Trust:
 Goldman Sachs Growth and Income Fund
   2006................................  32,475    12.13       394     1.30%        2.29%    21.05%
   2005................................  25,637    10.02       257     1.30%        1.92%     2.59%
   2004................................  23,583     9.77       230     1.30%        2.20%    17.25%
   2003................................  10,992     8.33        92     1.30%        1.33%    22.75%
   2002................................   7,637     6.79        52     1.30%        1.95%   (12.49)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                   Net Assets     Expenses as a Investment
                                                                ----------------- % of Average    Income    Total
Type V:                                                  Units  Unit Value  000s   Net Assets     Ratio     Return
-------                                                 ------- ---------- ------ ------------- ---------- ------
 Goldman Sachs Mid Cap Value Fund
   2006................................................ 179,266   $22.65   $4,060     1.30%        2.84%    14.66%
   2005................................................ 204,055    19.75    4,031     1.30%        3.01%    11.37%
   2004................................................ 199,011    17.74    3,530     1.30%        4.90%    24.25%
   2003................................................ 203,015    14.28    2,898     1.30%        0.96%    26.73%
   2002................................................ 201,801    11.26    2,272     1.30%        0.98%    (5.93)%
Janus Aspen Series:
 Balanced Portfolio -- Institutional Shares
   2006................................................ 128,732    28.66    3,689     1.30%        2.12%     9.29%
   2005................................................ 141,806    26.22    3,718     1.30%        2.25%     6.55%
   2004................................................ 157,253    24.61    3,870     1.30%        2.15%     7.12%
   2003................................................ 189,807    22.97    4,360     1.30%        2.20%    12.57%
   2002................................................ 189,007    20.41    3,858     1.30%        2.36%    (7.66)%
 Flexible Bond Portfolio -- Institutional Shares
   2006................................................  16,523    18.29      302     1.30%        4.86%     2.87%
   2005................................................  17,538    17.78      312     1.30%        5.31%     0.69%
   2004................................................  18,338    17.66      324     1.30%        5.66%     2.62%
   2003................................................  19,214    17.21      331     1.30%        4.27%     5.01%
   2002................................................  19,609    16.38      321     1.30%        5.26%     9.04%
 Forty Portfolio -- Institutional Shares
   2006................................................  29,695    27.94      830     1.30%        0.35%     7.93%
   2005................................................  38,064    25.89      986     1.30%        0.21%    11.39%
   2004................................................  42,737    23.24      993     1.30%        0.24%    16.69%
   2003................................................  50,233    19.92    1,001     1.30%        0.47%    18.97%
   2002................................................  58,293    16.74      976     1.30%        0.55%   (16.77)%
 Global Life Sciences Portfolio -- Service Shares
   2006................................................  22,366    10.68      239     1.30%        0.00%     4.96%
   2005................................................  20,978    10.17      213     1.30%        0.00%    10.87%
   2004................................................  22,621     9.17      208     1.30%        0.00%    12.74%
   2003................................................  22,853     8.14      186     1.30%        0.00%    24.56%
   2002................................................  41,499     6.53      271     1.30%        0.00%   (30.46)%
 Global Technology Portfolio -- Service Shares
   2006................................................  13,089     4.13       54     1.30%        0.00%     6.43%
   2005................................................   8,138     3.88       32     1.30%        0.00%    10.11%
   2004................................................  13,323     3.53       47     1.30%        0.00%    (0.74)%
   2003................................................  20,384     3.55       72     1.30%        0.00%    44.58%
   2002................................................   4,019     2.46       10     1.30%        0.00%   (41.70)%
 International Growth Portfolio -- Institutional Shares
   2006................................................  99,448    38.89    3,868     1.30%        2.02%    45.12%
   2005................................................  79,434    26.80    2,129     1.30%        1.21%    30.58%
   2004................................................  91,003    20.52    1,868     1.30%        0.93%    17.40%
   2003................................................  98,597    17.48    1,723     1.30%        1.22%    33.17%
   2002................................................  96,464    13.13    1,267     1.30%        0.84%   (26.55)%
 Large Cap Growth Portfolio -- Institutional Shares
   2006................................................ 120,427    23.26    2,801     1.30%        0.48%     9.94%
   2005................................................ 136,811    21.16    2,895     1.30%        0.34%     2.94%
   2004................................................ 156,891    20.55    3,225     1.30%        0.14%     3.16%
   2003................................................ 193,045    19.92    3,846     1.30%        0.09%    30.03%
   2002................................................ 208,895    15.32    3,200     1.30%        0.00%   (27.46)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                Net Assets     Expenses as a Investment
                                                             ----------------- % of Average    Income    Total
Type V:                                               Units  Unit Value  000s   Net Assets     Ratio     Return
-------                                              ------- ---------- ------ ------------- ---------- ------
 Mid Cap Growth Portfolio -- Institutional Shares
   2006.............................................  60,823   $28.24   $1,718     1.30%        0.00%    12.14%
   2005.............................................  67,634    25.18    1,703     1.30%        0.00%    10.86%
   2004.............................................  83,219    22.72    1,890     1.30%        0.00%    19.18%
   2003.............................................  86,612    19.06    1,651     1.30%        0.00%    33.35%
   2002.............................................  87,006    14.29    1,243     1.30%        0.00%   (28.87)%
 Worldwide Growth Portfolio -- Institutional Shares
   2006............................................. 134,491    27.89    3,751     1.30%        1.77%    16.68%
   2005............................................. 161,705    23.90    3,865     1.30%        1.35%     4.50%
   2004............................................. 201,992    22.88    4,621     1.30%        0.99%     3.42%
   2003............................................. 241,380    22.12    5,339     1.30%        1.08%    22.38%
   2002............................................. 311,606    18.07    5,631     1.30%        0.86%   (26.47)%
Legg Mason Partners Variable Portfolios I, Inc.:
 Legg Mason Partners Variable Investors Portfolio --
   Class I
   2006.............................................  26,300    19.10      502     1.30%        1.63%    16.73%
   2005.............................................  31,733    16.36      519     1.30%        1.16%     5.15%
   2004.............................................  35,132    15.56      547     1.30%        1.39%     8.94%
   2003.............................................  44,007    14.28      629     1.30%        1.53%    30.62%
   2002.............................................  34,451    10.93      377     1.30%        1.11%   (24.05)%
 Legg Mason Partners Variable Strategic Bond
   Portfolio -- Class I
   2006.............................................  34,083    15.02      512     1.30%        5.64%     3.67%
   2005.............................................  29,759    14.49      431     1.30%        6.03%     1.14%
   2004.............................................  23,955    14.33      343     1.30%        4.59%     5.26%
   2003.............................................  32,833    13.61      447     1.30%        4.82%    11.76%
   2002.............................................  41,784    12.18      509     1.30%        6.01%     7.43%
 Legg Mason Partners Variable Total Return
   Portfolio -- Class I
   2006.............................................   6,231    14.16       88     1.30%        1.99%    11.11%
   2005.............................................  10,337    12.74      132     1.30%        2.12%     1.98%
   2004.............................................  10,690    12.49      134     1.30%        2.16%     7.33%
   2003.............................................  11,442    11.64      133     1.30%        2.19%    14.41%
   2002.............................................   4,036    10.17       41     1.30%        1.78%    (8.08)%
MFS(R) Variable Insurance Trust:
 MFS(R) New Discovery Series -- Service Class Shares
   2006.............................................      63    15.44        1     1.30%        0.00%    11.47%
   2005.............................................   1,205    13.85       17     1.30%        0.00%     3.67%
   2004.............................................  11,098    13.36      148     1.30%        0.00%     4.83%
   2003.............................................   7,618    12.75       97     1.30%        0.00%    27.48%
Old Mutual Insurance Series Fund:
 Old Mutual Growth II Portfolio
   2006.............................................   9,168    11.22      103     1.30%        0.00%     5.81%
   2005.............................................   9,679    10.60      103     1.30%        0.00%     9.92%
   2004.............................................  15,295     9.64      148     1.30%        0.00%     5.23%
   2003.............................................  14,136     9.17      130     1.30%        0.00%    24.08%
   2002.............................................  36,730     7.39      271     1.30%        0.00%   (31.33)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                  Net Assets     Expenses as a Investment
                                                               ----------------- % of Average    Income    Total
Type V:                                                 Units  Unit Value  000s   Net Assets     Ratio     Return
-------                                                ------- ---------- ------ ------------- ---------- ------
 Old Mutual Large Cap Growth Portfolio
   2006...............................................  12,996   $17.71   $  230     1.30%        0.00%     4.18%
   2005...............................................  20,913    17.00      356     1.30%        0.00%     3.20%
   2004...............................................  26,687    16.47      440     1.30%        0.00%     7.53%
   2003...............................................  21,989    15.32      337     1.30%        0.00%    29.49%
   2002...............................................  22,443    11.83      265     1.30%        0.00%   (30.24)%
Oppenheimer Variable Account Funds:
 Oppenheimer Balanced Fund/VA
   2006...............................................  84,678    42.83    3,627     1.30%        2.77%     9.71%
   2005...............................................  90,536    39.04    3,535     1.30%        1.74%     2.55%
   2004...............................................  94,585    38.07    3,601     1.30%        1.02%     8.67%
   2003...............................................  88,781    35.03    3,110     1.30%        2.87%    23.34%
   2002...............................................  88,224    28.40    2,506     1.30%        3.72%   (11.56)%
 Oppenheimer Capital Appreciation Fund/VA
   2006...............................................  42,817    48.24    2,065     1.30%        0.38%     6.55%
   2005...............................................  53,528    45.27    2,423     1.30%        0.94%     3.74%
   2004...............................................  69,531    43.64    3,034     1.30%        0.32%     5.55%
   2003...............................................  80,653    41.35    3,335     1.30%        0.39%    29.25%
   2002...............................................  82,292    31.99    2,633     1.30%        0.61%   (27.81)%
 Oppenheimer Core Bond Fund/VA
   2006...............................................  55,425    31.17    1,728     1.30%        5.24%     3.92%
   2005...............................................  55,629    30.00    1,669     1.30%        5.14%     1.26%
   2004...............................................  57,771    29.62    1,711     1.30%        4.60%     4.12%
   2003...............................................  65,421    28.45    1,861     1.30%        5.59%     5.40%
   2002...............................................  69,645    26.99    1,880     1.30%        7.18%     7.67%
 Oppenheimer High Income Fund/VA
   2006...............................................  52,474    43.44    2,280     1.30%        7.60%     8.01%
   2005...............................................  66,827    40.22    2,688     1.30%        6.49%     0.99%
   2004...............................................  75,852    39.83    3,021     1.30%        6.62%     7.55%
   2003...............................................  84,132    37.03    3,116     1.30%        6.67%    22.35%
   2002...............................................  79,265    30.27    2,399     1.30%       10.73%    (3.66)%
 Oppenheimer MidCap Fund/VA
   2006...............................................  66,748    46.73    3,119     1.30%        0.00%     1.62%
   2005...............................................  77,436    45.99    3,561     1.30%        0.00%    10.88%
   2004...............................................  85,884    41.48    3,562     1.30%        0.00%    18.22%
   2003...............................................  90,347    35.08    3,170     1.30%        0.00%    23.96%
   2002............................................... 100,317    28.30    2,839     1.30%        0.70%   (28.73)%
PIMCO Variable Insurance Trust:
 Total Return Portfolio -- Administrative Class Shares
   2006...............................................  52,695    10.85      572     1.30%        5.01%     2.50%
   2005...............................................  45,005    10.58      476     1.30%        4.36%     1.12%
   2004...............................................  49,270    10.46      516     1.30%        2.63%     3.52%
   2003...............................................  20,461    10.11      207     1.30%        2.86%     1.08%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                   Net Assets     Expenses as a Investment
                                                                ----------------- % of Average    Income     Total
Type VI:                                                 Units  Unit Value  000s   Net Assets     Ratio      Return
--------                                                ------- ---------- ------ ------------- ---------- ------
AIM Variable Insurance Funds:
 AIM V.I. Basic Value Fund -- Series II shares
   2006................................................  40,113   $17.20   $  690     0.00%        0.46%    12.94%
   2005................................................  32,753    15.23      499     0.00%        0.52%     5.43%
   2004................................................  26,570    14.45      384     0.00%        0.00%    10.84%
   2003................................................   8,612    13.03      112     0.00%        0.00%    30.34%
 AIM V.I. Capital Appreciation Fund -- Series I shares
   2006................................................  55,417     8.07      447     0.00%        0.07%     6.30%(a)
   2005................................................  38,858     7.59      295     0.00%        0.07%     8.84%
   2004................................................  42,106     6.98      294     0.00%        0.00%     6.63%
   2003................................................  33,777     6.54      221     0.00%        0.00%    29.52%
   2002................................................  10,253     5.05       52     0.00%        0.00%   (24.36)%
 AIM V.I. Core Equity Fund -- Series I shares
   2006................................................  51,920    10.92      567     0.00%        0.57%     9.16%(b)
   2005................................................  63,259     8.19      518     0.00%        0.84%     5.65%
   2004................................................  67,941     7.75      527     0.00%        0.47%     5.77%
   2003................................................  69,677     7.33      511     0.00%        0.33%    25.08%
   2002................................................  59,640     5.86      349     0.00%        0.45%   (30.26)%
 AIM V.I. International Growth Fund -- Series II shares
   2006................................................  14,549    16.03      233     0.00%        1.18%    27.88%
   2005................................................   5,082    12.53       64     0.00%        0.89%    17.70%
   2004................................................   1,477    10.65       16     0.00%        0.00%     6.49%
AllianceBernstein Variable Products Series Fund, Inc.:
 AllianceBernstein Global Technology Portfolio --
   Class B
   2006................................................  10,458    15.71      164     0.00%        0.00%     8.38%
   2005................................................   9,739    14.50      141     0.00%        0.00%     3.65%
   2004................................................  10,147    13.99      142     0.00%        0.00%     5.09%
   2003................................................   1,357    13.31       18     0.00%        0.00%    33.12%
 AllianceBernstein Growth and Income Portfolio --
   Class B
   2006................................................ 236,871    14.55    3,447     0.00%        1.16%    16.98%
   2005................................................ 248,338    12.44    3,090     0.00%        1.27%     4.60%
   2004................................................ 244,023    11.89    2,902     0.00%        0.77%    11.22%
   2003................................................ 238,518    10.69    2,551     0.00%        0.82%    32.18%
   2002................................................ 164,253     8.09    1,329     0.00%        0.56%   (22.26)%
 AllianceBernstein International Value Portfolio --
   Class B
   2006................................................  49,752    16.62      827     0.00%        1.55%    35.12%
   2005................................................  28,052    12.30      345     0.00%        0.72%    16.52%
 AllianceBernstein Large Cap Growth Portfolio --
   Class B
   2006................................................  42,499     8.02      341     0.00%        0.00%    (0.64)%
   2005................................................  42,153     8.07      340     0.00%        0.00%    14.84%
   2004................................................  46,549     7.03      327     0.00%        0.00%     8.34%
   2003................................................  43,917     6.49      285     0.00%        0.00%    23.37%
   2002................................................  27,422     5.26      144     0.00%        0.00%   (30.84)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                Net Assets     Expenses as a Investment
                                                             ----------------- % of Average    Income    Total
Type VI:                                              Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                              ------ ---------- ------ ------------- ---------- ------
 AllianceBernstein Small Cap Growth Portfolio --
   Class B
   2006..............................................  6,136   $10.93   $   67     0.00%        0.00%    10.50%
   2005..............................................  6,748     9.89       67     0.00%        0.00%     4.86%
   2004.............................................. 16,174     9.43      153     0.00%        0.00%    14.38%
   2003.............................................. 10,919     8.24       90     0.00%        0.00%    48.67%
   2002.............................................. 17,405     5.54       96     0.00%        0.00%   (32.06)%
American Century Variable Portfolios II, Inc.:
 VP Inflation Protection Fund -- Class II
   2006..............................................  2,868    10.22       29     0.00%        3.26%     1.58%
   2005..............................................    993    10.06       10     0.00%        2.28%     0.60%
BlackRock Variable Series Funds, Inc.:
 BlackRock Basic Value V.I. Fund -- Class III Shares
   2006.............................................. 11,690    13.71      160     0.00%        3.62%    21.59%
   2005..............................................  1,816    11.27       20     0.00%        0.23%     2.62%
   2004..............................................    743    10.99        8     0.00%        1.06%     9.85%
 BlackRock Global Allocation V.I. Fund -- Class III
   Shares
   2006..............................................  4,523    13.01       59     0.00%        7.64%    16.40%
 BlackRock Large Cap Growth V.I. Fund -- Class III
   Shares
   2006..............................................  6,568    12.95       85     0.00%        0.06%     6.88%
   2005..............................................  6,616    12.12       80     0.00%        0.00%    10.47%
   2004..............................................  2,197    10.97       24     0.00%        0.16%     9.71%
 BlackRock Value Opportunities V.I. Fund -- Class III
   Shares
   2006..............................................  6,072    14.00       85     0.00%       47.52%    12.28%
   2005..............................................  3,433    12.47       43     0.00%        1.58%    10.11%
   2004..............................................  2,450    11.33       28     0.00%       13.19%    13.27%
Columbia Funds Variable Insurance Trust I:
 Columbia Marsico Growth Fund, Variable Series --
   Class A
   2006.............................................. 59,329    16.08      954     0.00%        0.00%     6.09%
   2005.............................................. 49,519    15.16      751     0.00%        0.00%     7.45%
   2004.............................................. 28,001    14.11      395     0.00%        0.00%    13.04%
   2003..............................................  6,802    12.48       85     0.00%        0.00%    24.83%
 Columbia Marsico International Opportunities Fund,
   Variable Series -- Class B
   2006.............................................. 54,107    23.22    1,256     0.00%        1.31%    23.22%
   2005.............................................. 47,552    18.84      896     0.00%        1.02%    19.52%
   2004.............................................. 35,805    15.77      564     0.00%        0.65%    16.59%
   2003..............................................  2,909    13.52       39     0.00%        0.01%    35.21%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                  Net Assets     Expenses as a Investment
                                                               ----------------- % of Average    Income    Total
Type VI:                                                Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                               ------- ---------- ------ ------------- ---------- ------
Dreyfus:
 The Dreyfus Socially Responsible Growth Fund, Inc. --
   Initial Shares
   2006...............................................   3,922   $ 7.70   $   30     0.00%        0.11%     9.20%
   2005...............................................   4,371     7.05       31     0.00%        0.00%     3.62%
   2004...............................................   4,465     6.80       30     0.00%        0.40%     6.21%
   2003...............................................   5,713     6.41       37     0.00%        0.13%    26.00%
   2002...............................................   4,597     5.08       23     0.00%        0.35%   (28.94)%
Eaton Vance Variable Trust:
 VT Floating-Rate Income Fund
   2006...............................................  85,819    11.54      990     0.00%        6.11%     5.50%
   2005...............................................  70,874    10.93      775     0.00%        4.07%     3.86%
   2004...............................................  56,844    10.53      598     0.00%        3.14%     2.83%
   2003...............................................  17,325    10.24      177     0.00%        1.25%     2.38%
 VT Worldwide Health Sciences Fund
   2006...............................................  24,379    13.67      333     0.00%        0.00%     0.00%
   2005...............................................  23,029    13.67      315     0.00%        0.00%     7.03%
   2004...............................................  20,487    12.77      262     0.00%        0.00%     6.24%
   2003...............................................   8,496    12.02      102     0.00%        0.00%    20.23%
Evergreen Variable Annuity Trust:
 Evergreen VA Omega Fund -- Class 2
   2006...............................................   4,567    11.75       54     0.00%        0.00%     5.70%
   2005...............................................   4,186    11.12       47     0.00%        0.03%     3.57%
   2004...............................................   3,168    10.73       34     0.00%        0.00%     7.33%
Federated Insurance Series:
 Federated High Income Bond Fund II -- Service Shares
   2006...............................................  49,173    14.97      736     0.00%        8.34%    10.57%
   2005...............................................  53,166    13.54      720     0.00%        8.43%     2.27%
   2004...............................................  58,077    13.24      769     0.00%        6.07%    10.16%
   2003...............................................  43,130    12.02      518     0.00%        5.63%    21.79%
   2002...............................................  20,604     9.87      203     0.00%        8.29%     1.23%
 Federated Kaufmann Fund II -- Service Shares
   2006...............................................  38,573    19.55      754     0.00%        0.59%    14.60%
   2005...............................................  39,736    17.06      678     0.00%        0.00%    10.88%
   2004...............................................  33,629    15.39      518     0.00%        0.01%    14.48%
   2003...............................................  14,681    13.44      197     0.00%        0.00%    34.43%
Fidelity(R) Variable Insurance Products Fund:
 VIP Asset Manager/SM/ Portfolio -- Service Class 2
   2006...............................................  12,022    11.64      140     0.00%        2.50%     7.14%
   2005...............................................  12,966    10.86      141     0.00%        1.16%     3.78%
   2004...............................................   3,166    10.46       33     0.00%        0.00%     4.65%
 VIP Balanced Portfolio -- Service Class 2
   2006...............................................   5,086    10.53       54     0.00%        0.00%     5.31%
 VIP Contrafund(R) Portfolio -- Service Class 2
   2006............................................... 225,668    14.94    3,371     0.00%        1.05%    11.43%
   2005............................................... 196,167    13.40    2,630     0.00%        0.13%    16.65%
   2004............................................... 146,376    11.49    1,682     0.00%        0.19%    15.16%
   2003............................................... 134,756     9.98    1,345     0.00%        0.21%    28.20%
   2002...............................................  53,898     7.78      419     0.00%        0.44%    (9.60)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                  Net Assets     Expenses as a Investment
                                                               ----------------- % of Average    Income    Total
Type VI:                                                Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                               ------- ---------- ------ ------------- ---------- ------
 VIP Dynamic Capital Appreciation Portfolio -- Service
   Class 2
   2006...............................................   2,774   $16.64   $   46     0.00%        0.22%    13.81%
   2005...............................................   4,224    14.62       62     0.00%        0.00%    20.68%
   2004...............................................   3,680    12.11       45     0.00%        0.00%     1.28%
 VIP Equity-Income Portfolio -- Service Class 2
   2006............................................... 207,558    15.10    3,135     0.00%        4.22%    19.93%
   2005............................................... 223,719    12.59    2,817     0.00%        1.79%     5.57%
   2004............................................... 209,315    11.93    2,497     0.00%        1.29%    11.23%
   2003............................................... 169,061    10.72    1,813     0.00%        1.31%    30.03%
   2002...............................................  90,067     8.25      743     0.00%        1.08%   (17.15)%
 VIP Growth & Income Portfolio -- Service Class 2
   2006...............................................  49,971    11.53      576     0.00%        0.66%    12.86%
   2005...............................................  49,112    10.22      502     0.00%        1.31%     7.40%
   2004...............................................  47,970     9.51      456     0.00%        0.70%     5.52%
   2003...............................................  33,617     9.01      303     0.00%        0.76%    23.44%
   2002...............................................  12,761     7.30       93     0.00%        1.16%   (16.84)%
 VIP Growth Portfolio -- Service Class 2
   2006...............................................  78,434     8.06      633     0.00%        0.16%     6.57%
   2005...............................................  90,295     7.57      683     0.00%        0.27%     5.50%
   2004...............................................  79,359     7.17      569     0.00%        0.12%     3.12%
   2003...............................................  57,546     6.96      400     0.00%        0.10%    32.54%
   2002...............................................  28,278     5.25      148     0.00%        0.11%   (30.30)%
 VIP Mid Cap Portfolio -- Service Class 2
   2006...............................................  99,822    20.91    2,087     0.00%        1.30%    12.40%
   2005............................................... 102,305    18.60    1,903     0.00%        0.00%    18.02%
   2004...............................................  97,891    15.76    1,543     0.00%        0.00%    24.66%
   2003...............................................  90,145    12.64    1,140     0.00%        0.19%    38.25%
   2002...............................................  40,527     9.15      371     0.00%        0.45%   (10.02)%
 VIP Value Strategies Portfolio -- Service Class 2
   2006...............................................  14,136    13.53      191     0.00%        1.92%    16.01%
   2005...............................................  12,104    11.66      141     0.00%        0.09%     2.43%
   2004...............................................   7,811    11.38       89     0.00%        0.00%    13.85%
Franklin Templeton Variable Insurance Products Trust:
 Franklin Income Securities Fund -- Class 2 Shares
   2006...............................................  82,666    12.43    1,027     0.00%        3.34%    18.24%
   2005...............................................  19,574    10.51      206     0.00%        0.00%     5.09%
 Mutual Shares Securities Fund -- Class 2 Shares
   2006...............................................   9,665    11.02      107     0.00%        0.12%    10.25%
 Templeton Growth Securities Fund -- Class 2 Shares
   2006...............................................   9,025    11.16      101     0.00%        0.45%    11.62%
GE Investments Funds, Inc.:
 Income Fund
   2006...............................................  51,664    12.27      634     0.00%        4.62%     4.37%
   2005...............................................  53,162    11.75      625     0.00%        5.10%     2.04%
   2004...............................................  50,026    11.52      576     0.00%        4.48%     3.42%
   2003...............................................  30,525    11.14      340     0.00%        4.10%     3.60%
   2002...............................................   3,685    10.75       40     0.00%        4.30%     9.89%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                Net Assets     Expenses as a Investment
                                             ----------------- % of Average    Income    Total
Type VI:                              Units  Unit Value  000s   Net Assets     Ratio     Return
--------                             ------- ---------- ------ ------------- ---------- ------
 Mid-Cap Equity Fund
   2006.............................  90,106   $17.47   $1,574     0.00%        1.52%     8.40%
   2005............................. 107,356    16.12    1,730     0.00%        2.46%    11.74%
   2004............................. 109,429    14.42    1,578     0.00%        1.08%    16.02%
   2003.............................  85,984    12.43    1,069     0.00%        1.56%    32.94%
   2002.............................  56,198     9.35      525     0.00%        0.99%   (13.76)%
 Money Market Fund
   2006............................. 250,461    11.67    2,924     0.00%        4.61%     4.63%
   2005............................. 201,169    11.16    2,245     0.00%        2.74%     2.81%
   2004............................. 197,583    10.85    2,144     0.00%        0.97%     0.95%
   2003............................. 162,198    10.75    1,744     0.00%        0.80%     0.78%
   2002............................. 156,489    10.67    1,670     0.00%        1.47%     1.47%
 Premier Growth Equity Fund
   2006.............................  86,438    10.52      909     0.00%        0.40%     9.07%
   2005.............................  90,632     9.64      874     0.00%        0.37%     1.29%
   2004.............................  86,492     9.52      823     0.00%        0.67%     7.03%
   2003.............................  75,879     8.89      675     0.00%        0.21%    28.91%
   2002.............................  28,636     6.90      198     0.00%        0.05%   (21.02)%
 Real Estate Securities Fund
   2006.............................  48,699    24.83    1,209     0.00%        2.86%    33.03%
   2005.............................  49,691    18.66      927     0.00%        5.73%    11.78%
   2004.............................  37,757    16.70      630     0.00%        6.29%    32.37%
   2003.............................  13,675    12.61      172     0.00%        4.02%    26.14%
 S&P 500(R) Index Fund
   2006............................. 412,315    11.16    4,601     0.00%        1.67%    15.43%
   2005............................. 426,579     9.67    4,124     0.00%        1.62%     4.51%
   2004............................. 452,989     9.25    4,191     0.00%        1.68%    10.46%
   2003............................. 372,096     8.38    3,116     0.00%        1.41%    28.27%
   2002............................. 214,227     6.53    1,399     0.00%        1.33%   (22.37)%
 Small-Cap Equity Fund
   2006.............................  80,118    19.37    1,552     0.00%        0.77%    13.27%
   2005.............................  83,273    17.10    1,424     0.00%        1.09%     9.53%
   2004.............................  84,032    15.62    1,312     0.00%        6.61%    15.15%
   2003.............................  65,348    13.56      886     0.00%        0.09%    24.11%
   2002.............................  40,812    10.93      446     0.00%        0.40%   (13.86)%
 Total Return Fund -- Class 3 shares
   2006.............................  44,162    10.72      474     0.00%        6.77%     7.24%
 Total Return Fund -- Class 1 shares
   2006............................. 319,688    14.73    4,710     0.00%        1.88%    13.75%
   2005............................. 306,335    12.95    3,968     0.00%        1.74%     3.67%
   2004............................. 170,649    12.49    2,132     0.00%        1.46%     8.19%
   2003.............................  30,240    11.55      349     0.00%        1.33%    15.49%
 U.S. Equity Fund
   2006.............................  72,865    11.77      858     0.00%        1.43%    16.12%
   2005.............................  71,528    10.14      725     0.00%        1.18%     2.51%
   2004.............................  63,054     9.89      624     0.00%        1.41%     8.17%
   2003.............................  50,413     9.15      461     0.00%        0.96%    23.28%
   2002.............................  28,924     7.42      215     0.00%        0.99%   (19.26)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                             Net Assets     Expenses as a Investment
                                                          ----------------- % of Average    Income    Total
Type VI:                                           Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                          ------- ---------- ------ ------------- ---------- ------
 Value Equity Fund
   2006..........................................  55,190   $12.75   $  704     0.00%        1.86%    17.85%
   2005..........................................  54,059    10.82      585     0.00%        1.24%     4.06%
   2004..........................................  55,756    10.40      580     0.00%        1.26%     9.57%
   2003..........................................  53,308     9.49      506     0.00%        1.94%    24.05%
   2002..........................................  17,577     7.65      134     0.00%        1.28%   (17.57)%
Goldman Sachs Variable Insurance Trust:
 Goldman Sachs Mid Cap Value Fund
   2006..........................................  16,193    13.36      216     0.00%        2.84%    16.16%
   2005..........................................   9,789    11.50      113     0.00%        3.01%    15.01%
Janus Aspen Series:
 Balanced Portfolio -- Service Shares
   2006.......................................... 175,977    13.07    2,299     0.00%        1.95%    10.41%
   2005.......................................... 180,827    11.83    2,140     0.00%        2.10%     7.66%
   2004.......................................... 184,298    10.99    2,026     0.00%        2.37%     8.29%
   2003.......................................... 159,732    10.15    1,621     0.00%        2.03%    13.72%
   2002.......................................... 103,642     8.92      924     0.00%        2.48%    (6.67)%
 Forty Portfolio -- Service Shares
   2006..........................................  24,449    10.52      257     0.00%        0.15%     9.12%
   2005..........................................  24,534     9.64      236     0.00%        0.01%    12.56%
   2004..........................................  28,350     8.56      243     0.00%        0.03%    17.97%
   2003..........................................  16,901     7.26      123     0.00%        0.27%    20.23%
   2002..........................................   5,407     6.04       33     0.00%        0.34%   (15.93)%
 Global Life Sciences Portfolio -- Service Shares
   2006..........................................  21,533    10.03      216     0.00%        0.00%     6.33%
   2005..........................................  32,133     9.43      303     0.00%        0.00%    12.33%
   2004..........................................  32,956     8.40      277     0.00%        0.00%    14.22%
   2003..........................................  33,987     7.35      250     0.00%        0.00%    26.19%
   2002..........................................  37,278     5.83      217     0.00%        0.00%   (29.55)%
 Global Technology Portfolio -- Service Shares
   2006..........................................   3,579     5.21       19     0.00%        0.00%     7.83%
   2005..........................................   4,159     4.83       20     0.00%        0.00%    11.55%
   2004..........................................   4,106     4.33       18     0.00%        0.00%     0.57%
   2003..........................................   3,988     4.31       17     0.00%        0.00%    46.47%
   2002..........................................   3,129     2.94        9     0.00%        0.00%   (40.93)%
 International Growth Portfolio -- Service Shares
   2006..........................................  39,235    16.10      632     0.00%        1.85%    46.63%
   2005..........................................  42,485    10.98      466     0.00%        1.04%    31.94%
   2004..........................................  46,160     8.32      384     0.00%        0.87%    18.69%
   2003..........................................  38,388     7.01      269     0.00%        1.11%    34.53%
   2002..........................................   8,182     5.21       43     0.00%        0.83%   (25.76)%
 Large Cap Growth Portfolio -- Service Shares
   2006..........................................  10,351     7.83       81     0.00%        0.28%    11.13%
   2005..........................................  10,582     7.04       75     0.00%        0.12%     4.01%
   2004..........................................  18,789     6.77      127     0.00%        0.00%     4.20%
   2003..........................................  14,990     6.50       97     0.00%        0.00%    31.49%
   2002..........................................  15,336     4.94       76     0.00%        0.00%   (26.72)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                  Net Assets     Expenses as a Investment
                                                               ----------------- % of Average    Income    Total
Type VI:                                                Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                               ------- ---------- ------ ------------- ---------- ------
 Mid Cap Growth Portfolio -- Service Shares
   2006...............................................  62,776   $ 7.32   $  460     0.00%        0.00%    13.31%
   2005............................................... 100,461     6.46      649     0.00%        0.00%    12.03%
   2004............................................... 103,333     5.77      596     0.00%        0.00%    20.48%
   2003............................................... 120,138     4.79      575     0.00%        0.00%    34.76%
   2002............................................... 115,968     3.55      412     0.00%        0.00%   (28.12)%
 Worldwide Growth Portfolio -- Service Shares
   2006...............................................  22,625     8.54      193     0.00%        1.60%    17.94%
   2005...............................................  30,380     7.24      220     0.00%        1.23%     5.57%
   2004...............................................  32,637     6.86      224     0.00%        0.91%     4.53%
   2003...............................................  33,504     6.56      220     0.00%        0.87%    23.68%
   2002...............................................  24,100     5.31      128     0.00%        0.70%   (25.71)%
Legg Mason Partners Variable Portfolios I, Inc.:
 Legg Mason Partners Variable All Cap Portfolio --
   Class II
   2006...............................................  11,516    17.26      199     0.00%        1.25%    17.88%
   2005...............................................  16,208    14.64      237     0.00%        0.69%     3.72%
   2004...............................................  12,255    14.11      173     0.00%        0.30%     8.07%
   2003...............................................   5,070    13.06       66     0.00%        0.00%    30.60%
 Legg Mason Partners Variable Total Return Portfolio
   -- Class II
   2006...............................................   4,031    11.98       48     0.00%        6.33%    12.26%
Legg Mason Partners Variable Portfolios II:
 Legg Mason Partners Variable Aggressive Growth
   Portfolio -- Class II
   2006...............................................  12,399    16.77      208     0.00%        0.00%    10.75%
   2005...............................................  11,920    15.14      181     0.00%        0.00%     9.64%
   2004...............................................  11,740    13.81      162     0.00%        0.00%     8.79%
   2003...............................................   5,361    12.70       68     0.00%        0.00%    26.97%
MFS(R) Variable Insurance Trust:
 MFS(R) Investors Growth Stock Series -- Service Class
   Shares
   2006...............................................  50,949     7.52      383     0.00%        0.00%     7.30%
   2005...............................................  68,163     7.01      478     0.00%        0.14%     4.23%
   2004...............................................  70,738     6.72      475     0.00%        0.00%     8.98%
   2003...............................................  69,512     6.17      429     0.00%        0.00%    22.60%
   2002...............................................  43,754     5.03      220     0.00%        0.00%   (27.71)%
 MFS(R) Investors Trust Series -- Service Class Shares
   2006...............................................  73,807    10.83      799     0.00%        0.25%    12.69%
   2005............................................... 104,481     9.61    1,004     0.00%        0.31%     7.02%
   2004............................................... 105,583     8.98      948     0.00%        0.43%    11.12%
   2003...............................................  99,299     8.08      802     0.00%        0.46%    21.84%
   2002...............................................  91,756     6.63      608     0.00%        0.55%   (21.15)%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                Net Assets     Expenses as a Investment
                                                             ----------------- % of Average    Income    Total
Type VI:                                              Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                             ------- ---------- ------ ------------- ---------- ------
 MFS(R) New Discovery Series -- Service Class Shares
   2006.............................................  24,266   $10.46   $  254     0.00%        0.00%    12.93%
   2005.............................................  27,083     9.26      251     0.00%        0.00%     5.03%
   2004.............................................  30,345     8.82      268     0.00%        0.00%     6.21%
   2003.............................................  22,855     8.30      190     0.00%        0.00%    33.43%
   2002.............................................  14,432     6.22       90     0.00%        0.00%   (31.80)%
 MFS(R) Total Return Series -- Service Class Shares
   2006.............................................  22,792    11.65      265     0.00%        2.11%    11.62%
   2005.............................................   5,206    10.43       54     0.00%        0.00%     4.33%
 MFS(R) Utilities Series -- Service Class Shares
   2006............................................. 132,265    15.72    2,079     0.00%        1.78%    30.96%
   2005............................................. 170,887    12.00    2,051     0.00%        0.50%    16.57%
   2004............................................. 168,143    10.29    1,731     0.00%        1.31%    29.84%
   2003............................................. 138,622     7.93    1,099     0.00%        2.02%    35.57%
   2002............................................. 122,827     5.85      719     0.00%        2.87%   (22.90)%
Oppenheimer Variable Account Funds:
 Oppenheimer Balanced Fund/VA -- Service Shares
   2006.............................................  37,608    12.71      478     0.00%        2.38%    10.86%
   2005.............................................  28,156    11.46      323     0.00%        1.03%     3.67%
   2004.............................................  13,569    11.06      150     0.00%        0.00%    10.57%
 Oppenheimer Capital Appreciation Fund/VA --
   Service Shares
   2006.............................................  28,585    14.96      428     0.00%        0.19%     7.68%
   2005.............................................  27,597    13.90      384     0.00%        0.69%     4.86%
   2004.............................................  22,639    13.25      300     0.00%        0.09%     6.62%
   2003.............................................   5,497    12.43       68     0.00%        0.00%    24.30%
 Oppenheimer Global Securities Fund/VA -- Service
   Shares
   2006............................................. 165,547    15.85    2,624     0.00%        0.82%    17.36%
   2005............................................. 151,898    13.51    2,052     0.00%        0.81%    14.06%
   2004............................................. 145,236    11.84    1,720     0.00%        1.12%    18.88%
   2003............................................. 142,490     9.96    1,419     0.00%        0.57%    42.86%
   2002.............................................  92,829     6.97      647     0.00%        0.37%   (22.36)%
 Oppenheimer Main Street Fund/VA -- Service Shares
   2006............................................. 106,216    11.59    1,231     0.00%        0.96%    14.76%
   2005............................................. 110,361    10.10    1,114     0.00%        1.17%     5.74%
   2004............................................. 110,170     9.55    1,052     0.00%        0.70%     9.14%
   2003............................................. 108,531     8.75      950     0.00%        0.73%    26.44%
   2002.............................................  54,127     6.92      375     0.00%        0.46%   (19.03)%
 Oppenheimer Main Street Small Cap Fund/VA --
   Service Shares
   2006.............................................  32,987    20.75      685     0.00%        0.17%    14.66%
   2005.............................................  27,703    18.10      501     0.00%        0.00%     9.71%
   2004.............................................  17,700    16.50      292     0.00%        0.00%    19.18%
   2003.............................................  13,894    13.84      192     0.00%        0.00%    38.43%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                                  Net Assets     Expenses as a Investment
                                                               ----------------- % of Average    Income   Total
Type VI:                                                Units  Unit Value  000s   Net Assets     Ratio    Return
--------                                               ------- ---------- ------ ------------- ---------- ------
 Oppenheimer MidCap Fund/VA -- Service Shares
   2006...............................................  10,387   $16.65   $  173     0.00%        0.00%    2.70%
   2005...............................................  12,175    16.21      197     0.00%        0.00%   11.98%
   2004...............................................  12,229    14.47      177     0.00%        0.00%   19.43%
   2003...............................................   6,046    12.12       73     0.00%        0.00%   21.19%
PIMCO Variable Insurance Trust:
 All Asset Portfolio -- Advisor Class Shares
   2006...............................................   7,281    11.00       80     0.00%        5.65%    4.56%
   2005...............................................   5,468    10.52       57     0.00%        2.68%    5.16%
 Foreign Bond Portfolio (U.S. Dollar Hedged) --
   Administrative Class Shares
   2006...............................................   7,415    14.00      104     0.00%        4.28%    2.19%
   2005...............................................   7,699    13.70      106     0.00%        3.25%    5.15%
   2004...............................................   7,277    13.03       95     0.00%        3.29%    5.56%
   2003...............................................   7,145    12.35       88     0.00%        2.72%    2.26%
   2002...............................................  10,590    12.07      128     0.00%        3.67%    8.19%
 High Yield Portfolio -- Administrative Class Shares
   2006............................................... 117,203    15.42    1,808     0.00%        6.96%    9.08%
   2005............................................... 126,764    14.14    1,793     0.00%        6.55%    4.11%
   2004............................................... 129,118    13.58    1,754     0.00%        6.78%    9.54%
   2003...............................................  99,205    12.40    1,230     0.00%        7.38%   22.85%
   2002...............................................  47,959    10.09      484     0.00%        8.61%   (1.19)%
 Long-Term U.S. Government Portfolio --
   Administrative Class Shares
   2006............................................... 160,250    15.59    2,498     0.00%        5.45%    1.15%
   2005............................................... 179,858    15.41    2,772     0.00%        4.40%    4.75%
   2004............................................... 162,246    14.71    2,387     0.00%        4.48%    7.57%
   2003............................................... 123,446    13.68    1,689     0.00%        3.05%    3.90%
   2002...............................................  57,387    13.17      756     0.00%        4.24%   17.58%
 Low Duration Portfolio -- Administrative Class Shares
   2006...............................................  26,072    10.49      273     0.00%        5.72%    3.97%
   2005...............................................   3,453    10.09       35     0.00%        1.42%    0.89%
 Total Return Portfolio -- Administrative Class Shares
   2006............................................... 344,997    14.30    4,932     0.00%        5.01%    3.84%
   2005............................................... 343,690    13.77    4,732     0.00%        4.36%    2.45%
   2004............................................... 295,904    13.44    3,977     0.00%        2.63%    4.89%
   2003............................................... 257,227    12.81    3,296     0.00%        2.86%    5.04%
   2002............................................... 126,757    12.20    1,546     0.00%        4.28%    9.07%
The Prudential Series Fund:
 Jennison 20/20 Focus Portfolio -- Class II Shares
   2006...............................................   2,302    19.80       46     0.00%        0.92%   13.61%
   2005...............................................   1,122    17.43       20     0.00%        0.00%   21.26%
 Jennison Portfolio -- Class II Shares
   2006...............................................     880    15.46       14     0.00%        0.00%    1.37%
   2005...............................................     223    15.25        3     0.00%        0.00%   14.02%
 Natural Resources Portfolio -- Class II Shares
   2006...............................................  22,929    18.27      419     0.00%        2.79%   21.72%
   2005...............................................  13,115    15.01      197     0.00%        0.00%   50.07%

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT I

                               December 31, 2006

                                                          Net Assets     Expenses as a Investment
                                                       ----------------- % of Average    Income    Total
Type VI:                                        Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                       ------- ---------- ------ ------------- ---------- ------
Rydex Variable Trust:
 OTC Fund
   2006.......................................  51,087   $ 4.93   $  252     0.00%        0.00%     5.77%
   2005....................................... 107,089     4.66      500     0.00%        0.00%     1.11%
   2004....................................... 116,803     4.61      539     0.00%        0.00%     9.35%
   2003.......................................  11,019     4.22       46     0.00%        0.00%    45.41%
   2002.......................................   7,090     2.90       21     0.00%        0.00%   (38.85)%
Van Kampen Life Investment Trust:
 Comstock Portfolio -- Class II Shares
   2006.......................................  85,217    15.08    1,285     0.00%        2.35%    16.04%
   2005.......................................  67,194    12.99      873     0.00%        0.80%     4.11%
   2004.......................................  40,169    12.48      501     0.00%        0.69%    17.43%
   2003.......................................  22,416    10.63      238     0.00%        0.46%    30.77%
   2002.......................................   3,932     8.13       32     0.00%        0.00%   (19.43)%
 Strategic Growth Portfolio -- Class II Shares
   2006.......................................  24,261    11.00      267     0.00%        0.00%     2.62%
   2005.......................................  12,980    10.71      139     0.00%        0.01%     7.64%
   2004.......................................   6,512     9.95       65     0.00%        0.00%     6.78%
   2003.......................................   2,774     9.32       26     0.00%        0.00%    27.03%

--------
(a)2006 reflects AIM V.I. Growth Fund -- Series I shares combined with AIM V.I. Capital Appreciation Fund -- Series I shares while prior to 2006, only AIM V.I. Capital Appreciation Fund -- Series I shares activity is presented.
(b)2006 reflects AIM V.I. Premier Equity -- Series I shares combined with AIM V.I. Core Equity Fund -- Series I shares while prior to 2006, only AIM V.I. Premier Equity Fund -- Series I shares activity is presented.

         Genworth Life and Annuity Insurance Company and Subsidiaries
                       Consolidated Financial Statements

                                   Contents

                                                                                                  Page
                                                                                                  ----
Report of Independent Registered Public Accounting Firm..........................................  F-1
Consolidated Statements of Income for the years ended December 31, 2006, 2005 and 2004...........  F-2
Consolidated Balance Sheets as of December 31, 2006 and 2005.....................................  F-3
Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 2006,
  2005 and 2004..................................................................................  F-4
Consolidated Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004.......  F-5
Notes to Consolidated Financial Statements.......................................................  F-6
Report of Independent Registered Public Accounting Firm on Financial Statement Schedules......... F-44
Schedule I, Summary of Investments--other than investments in related parties.................... F-45
Schedule III, Supplemental Insurance Information................................................. F-46

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Genworth Life and Annuity Insurance Company:

   We have audited the accompanying consolidated balance sheets of Genworth Life and Annuity Insurance Company and subsidiaries (the Company) as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

   As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain nontraditional long-duration contracts and separate accounts in 2004.

/s/ KPMG LLP

Richmond, Virginia
March 12, 2007

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                       Consolidated Statements of Income
                             (Amounts in millions)

                                                                                      Years ended December 31,
                                                                                      -----------------------
                                                                                       2006    2005     2004
                                                                                      ------  ------  -------
Revenues:
   Net investment income............................................................. $427.5  $411.7  $ 421.0
   Net investment gains (losses).....................................................   (1.6)   (4.5)     5.7
   Premiums..........................................................................   96.3   103.5     96.8
   Cost of insurance.................................................................  144.6   144.7    142.2
   Variable product fees.............................................................   48.6    21.8      9.4
   Other income......................................................................   29.4    28.0     24.8
                                                                                      ------  ------  -------
       Total revenues................................................................  744.8   705.2    699.9
                                                                                      ------  ------  -------
Benefits and expenses:
   Interest credited.................................................................  318.2   269.1    291.2
   Benefits and other changes in policy reserves.....................................  185.8   190.4    182.8
   Acquisition and operating expenses, net of deferrals..............................   76.5    89.9     63.2
   Amortization of deferred acquisition costs and intangibles........................   44.9   101.0    107.3
                                                                                      ------  ------  -------
       Total benefits and expenses...................................................  625.4   650.4    644.5
                                                                                      ------  ------  -------
Income before income taxes and cumulative effect of change in accounting principle...  119.4    54.8     55.4
Provision (benefit) for income taxes.................................................   51.1    25.3   (143.3)
                                                                                      ------  ------  -------
Net income before cumulative effect of change in accounting principle................   68.3    29.5    198.7
Cumulative effect of change in accounting principle, net of tax of $0.4 million......     --      --      0.7
                                                                                      ------  ------  -------
Net income........................................................................... $ 68.3  $ 29.5  $ 199.4
                                                                                      ======  ======  =======



                See Notes to Consolidated Financial Statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                          Consolidated Balance Sheets
           (Amounts in millions, except share and per share amounts)

                                                                                         December 31,
                                                                                      -------------------
                                                                                        2006      2005
                                                                                      --------- ---------
Assets
   Investments:
       Fixed maturity securities available-for-sale, at fair value................... $ 6,596.0 $ 5,266.3
       Equity securities available-for-sale, at fair value...........................      24.2      19.3
       Commercial mortgage loans.....................................................   1,258.8   1,042.1
       Policy loans..................................................................     170.0     158.3
       Other invested assets ($283.1 and $332.0 restricted)..........................     430.3     404.9
                                                                                      --------- ---------
              Total investments......................................................   8,479.3   6,890.9
   Cash and cash equivalents.........................................................      25.1     344.0
   Accrued investment income.........................................................      75.3      63.6
   Deferred acquisition costs........................................................     432.5     321.1
   Intangible assets.................................................................     120.4     131.6
   Reinsurance recoverable...........................................................   1,642.1   2,307.4
   Deferred income tax asset.........................................................        --       0.1
   Other assets......................................................................      62.1      46.0
   Separate account assets...........................................................  10,383.4   8,777.3
                                                                                      --------- ---------
              Total assets........................................................... $21,220.2 $18,882.0
                                                                                      ========= =========
Liabilities and stockholders' equity
   Liabilities:
       Future annuity and contract benefits.......................................... $ 8,960.6 $ 8,201.5
       Liability for policy and contract claims......................................      80.1      82.1
       Other policyholder liabilities................................................     152.0     207.1
       Other liabilities ($286.7 and $333.3 restricted)..............................     456.4     516.2
       Deferred income tax liability.................................................      27.6        --
       Separate account liabilities..................................................  10,383.4   8,777.3
                                                                                      --------- ---------
              Total liabilities......................................................  20,060.1  17,784.2
                                                                                      --------- ---------
   Commitments and contingencies

   Stockholders' equity:
       Preferred stock, Cumulative Series A ($1,000 par value, $1,000 redemption and liquidation value, 200,000 shares authorized, 110,000 and 120,000 shares issued and outstanding as of December 31, 2006 and 2005,
         respectively)...............................................................     110.0     120.0
       Common stock ($1,000 par value, 50,000 shares authorized, 25,651 shares
         issued and outstanding).....................................................      25.6      25.6
       Additional paid-in capital....................................................     956.8     938.6
                                                                                      --------- ---------
       Accumulated other comprehensive income (loss):
          Net unrealized investment gains (losses)...................................       3.4      12.5
          Derivatives qualifying as hedges...........................................       0.6       1.1
                                                                                      --------- ---------
       Total accumulated other comprehensive income (loss)...........................       4.0      13.6
       Retained earnings.............................................................      63.7        --
                                                                                      --------- ---------
              Total stockholders' equity.............................................   1,160.1   1,097.8
                                                                                      --------- ---------
              Total liabilities and stockholders' equity............................. $21,220.2 $18,882.0
                                                                                      ========= =========

                See Notes to Consolidated Financial Statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

          Consolidated Statements of Changes in Stockholders' Equity
                             (Amounts in millions)

                                                                    Accumulated
                                                        Additional     other                  Total
                                       Preferred Common  paid-in   comprehensive Retained stockholders'
                                         stock   stock   capital   income (loss) earnings    equity
                                       --------- ------ ---------- ------------- -------- -------------
Balances as of December 31, 2003......  $120.0   $25.6   $1,060.6     $ 88.1     $ 527.7    $1,822.0
                                                                                            --------
Comprehensive income (loss):
   Net income.........................      --      --         --         --       199.4       199.4
   Net unrealized gains (losses) on
     investment securities and other
     invested assets..................      --      --         --      (15.7)         --       (15.7)
   Derivatives qualifying as hedges...      --      --         --        2.9          --         2.9
                                                                                            --------
       Total comprehensive income
         (loss).......................                                                         186.6
Contributed capital...................      --      --        0.5         --          --         0.5
Dividends to stockholders.............      --      --         --         --      (419.1)     (419.1)
                                        ------   -----   --------     ------     -------    --------
Balances as of December 31, 2004......   120.0    25.6    1,061.1       75.3       308.0     1,590.0
                                                                                            --------
Comprehensive income (loss):
   Net income.........................      --      --         --         --        29.5        29.5
   Net unrealized gains (losses) on
     investment securities and other
     invested assets..................      --      --         --      (59.5)         --       (59.5)
   Derivatives qualifying as hedges...      --      --         --       (2.2)         --        (2.2)
                                                                                            --------
       Total comprehensive income
         (loss).......................                                                         (32.2)
Dividends and other transactions with
  stockholders........................      --      --     (122.5)        --      (337.5)     (460.0)
                                        ------   -----   --------     ------     -------    --------
Balances as of December 31, 2005......   120.0    25.6      938.6       13.6          --     1,097.8
                                                                                            --------
Comprehensive income (loss):
   Net income.........................      --      --         --         --        68.3        68.3
   Net unrealized gains (losses) on
     investment securities and other
     invested assets..................      --      --         --       (9.1)         --        (9.1)
   Derivatives qualifying as hedges...      --      --         --       (0.5)         --        (0.5)
                                                                                            --------
       Total comprehensive income
         (loss).......................                                                          58.7
Redemption of preferred stock.........   (10.0)     --         --         --          --       (10.0)
Dividends and other transactions with
  stockholders........................      --      --       18.2         --        (4.6)       13.6
                                        ------   -----   --------     ------     -------    --------
Balances as of December 31, 2006......  $110.0   $25.6   $  956.8     $  4.0     $  63.7    $1,160.1
                                        ======   =====   ========     ======     =======    ========

                See Notes to Consolidated Financial Statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                     Consolidated Statements of Cash Flows
                             (Amounts in millions)

                                                                                Years ended December 31,
                                                                            -------------------------------
                                                                               2006       2005       2004
                                                                            ---------  ---------  ---------
Cash flows from operating activities:
   Net income.............................................................. $    68.3  $    29.5  $   199.4
   Adjustments to reconcile net income to net cash from operating activities:
       Net investments (gains) losses......................................       1.6        4.5       (5.7)
       Charges assessed to policyholders...................................    (144.6)    (144.7)    (142.2)
       Purchases of trading securities.....................................     (39.9)     (15.0)        --
       Amortization of fixed maturity discounts and premiums...............       9.1       18.5       28.3
       Acquisition costs deferred..........................................    (142.3)     (93.3)     (89.1)
       Amortization of deferred acquisition costs and intangibles..........      44.9      101.0      107.3
       Deferred income taxes...............................................      33.2       39.1     (174.0)
       Cumulative effect of change in accounting principle, net of tax.....        --         --       (0.7)
       Change in certain assets and liabilities:
          Accrued investment income and other assets.......................     (43.5)      34.1        6.2
          Insurance reserves...............................................     347.6      267.1      483.3
          Other liabilities and other policy-related balances..............     (47.9)     (62.9)       8.7
                                                                            ---------  ---------  ---------
       Net cash from operating activities..................................      86.5      177.9      421.5
                                                                            ---------  ---------  ---------
Cash flows from investing activities:
   Proceeds from sales of investment securities and other invested
     assets................................................................     650.6    1,418.4      541.1
   Proceeds from maturities of investment securities and other invested
     assets................................................................     836.0      571.0    1,193.8
   Principal collected on commercial mortgage loans........................     174.3      297.0      217.5
   Purchases of investment securities and other invested assets............  (2,867.9)    (940.2)  (1,465.9)
   Commercial mortgage loan originations...................................    (389.5)    (125.7)    (216.6)
   Short-term investment activity, net.....................................     (10.0)        --       99.6
   Policy loans, net.......................................................     (11.7)      (9.9)      (9.9)
                                                                            ---------  ---------  ---------
       Net cash from investing activities..................................  (1,618.2)   1,210.6      359.6
                                                                            ---------  ---------  ---------
Cash flows from financing activities:
   Proceeds from issuance of investment contracts..........................   4,277.4    1,537.6    1,293.0
   Redemption and benefit payments on investment contracts.................  (3,062.4)  (2,608.6)  (2,024.6)
   Proceeds from secured borrowings from affiliate.........................        --       20.5         --
   Proceeds from short-term borrowings and other, net......................      17.5      388.0      251.4
   Payments on short-term borrowings.......................................        --     (398.8)    (246.9)
   Redemption of preferred stock...........................................     (10.0)        --         --
   Dividends paid to stockholders..........................................      (9.7)      (9.6)     (40.0)
                                                                            ---------  ---------  ---------
       Net cash from financing activities..................................   1,212.8   (1,070.9)    (767.1)
                                                                            ---------  ---------  ---------
       Net change in cash and cash equivalents.............................    (318.9)     317.6       14.0
   Cash and cash equivalents at beginning of year..........................     344.0       26.4       12.4
                                                                            ---------  ---------  ---------
   Cash and cash equivalents at end of year................................ $    25.1  $   344.0  $    26.4
                                                                            =========  =========  =========

                See Notes to Consolidated Financial Statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


(1) Summary of Significant Accounting Policies

   (a) Principles of Consolidation

   Genworth Life and Annuity Insurance Company (the "Company," "GLAIC," "we," "us," or "our" unless the context otherwise requires) is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired us on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to the Genworth Life Insurance Company ("GLIC").

   On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC while remaining an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth"). Our preferred shares are owned by an affiliate, Brookfield Life Assurance Company Limited ("Brookfield").

   The accompanying consolidated financial statements include the historical operations and accounts of the Company and our subsidiaries which include Assigned Settlement, Inc. and GNWLAAC Real Estate Holding, LLC. All intercompany accounts and transactions have been eliminated in consolidation.

   On January 1, 2007, Federal Home Life Insurance Company ("FHL") and First Colony Life Insurance Company ("FCL") merged with and into GLAIC ("GLAIC Merged"). GLAIC is the surviving entity. FHL and FCL were both stock life insurance companies operating under charters granted by the Commonwealth of Virginia and both were affiliates of the Company. We received regulatory approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia ("Bureau of Insurance").

   The consolidated financial statements for GLAIC will be represented in the first quarter of 2007 as if the mergers had been effective for all periods and were accounted for as a pooling of interests for entities under common control as the Company, FHL and FCL were all wholly-owned subsidiaries of Genworth. See note 17 for pro forma financial information.

   Upon consummation of the FHL and FCL mergers, GLAIC transferred its ownership of American Mayflower Life Insurance Company of New York ("AML"), formerly a wholly-owned subsidiary of FCL, to Genworth Life Insurance Company of New York ("GLICNY"), an affiliate, in exchange for a non-majority ownership interest in GLICNY. AML merged into GLICNY with GLICNY being the surviving entity. These mergers were part of the continuing efforts of Genworth, our ultimate parent company, to simplify its operations, reduce its costs and build its brand.

   (b) Basis of Presentation

   These consolidated financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates. Certain prior year amounts may have been reclassified to conform to the current year presentation.

   (c) Products

   Our product offerings are divided along two major segments of consumer needs: (i) Retirement Income and Investments and (ii) Protection.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   Retirement Income and Investments products include deferred annuities for the retirement plan market (variable and fixed) and variable life insurance products that are investment vehicles and insurance contracts intended for contractholders who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Our guaranteed investment contracts ("GICs"), funding agreements and funding agreements backing notes ("FABNs") are investment contracts sold to institutional buyers.

   Protection products are intended to provide protection against financial hardship primarily after the death of an insured and to protect income and assets from other adverse economic impacts of significant health care costs. Our principal product lines under the Protection segment are universal life insurance, interest-sensitive whole life and Medicare supplement insurance.

   We distribute our products through three primary channels: financial intermediaries (banks, securities brokerage firms and independent broker/dealers), independent producers (brokerage general agencies, affluent market producer groups and specialized brokers) and dedicated sales specialists (affiliated networks of both accountants and personal financial advisors). Approximately 26.6% of our variable annuity product sales in 2006 were through two national banks.

   (d) Premiums

   For traditional long-duration insurance contracts, we report premiums as earned when due.

   For short-duration insurance contracts, we report premiums as revenue over the terms of the related insurance policies on a pro-rata basis or in proportion to expected claims.

   Premiums received under annuity contracts without significant mortality risk and premiums received on investment and universal life products are not reported as revenues but rather as deposits and are included in liabilities for future annuity and contract benefits.

   (e) Net Investment Income and Net Investment Gains and Losses

   Investment income is recognized when earned. Investment gains and losses are calculated on the basis of specific identification.

   Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective or prospective method. Under the retrospective method, used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than AA or that are U.S. Agency backed) which cannot be contractually prepaid, amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return. As of December 31, 2006, all our mortgage-backed and asset-backed securities that have had subsequent revisions in yield, cash flow or prepayment assumptions were accounted for under the retrospective method.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   (f) Policy Fees and Other Income

   Policy fees and other income consists primarily of insurance charges assessed on universal life contracts, fees assessed against policyholder account values and surrender fee income. Charges to policyholder accounts for universal life cost of insurance is recognized as revenue when due. Variable product fees are charged to variable annuity and variable life policyholders based upon the daily net assets of the policyholder's account values and are recognized as revenue when charged. Policy surrender fees are recognized as income when the policy is surrendered.

   (g) Investment Securities

   We have designated our investment securities as either available-for-sale or trading and report them in our Consolidated Balance Sheets at fair value. We determine the appropriate classification of investment securities at the time of purchase. We amortize any bond premium or discount on an effective yield basis over the term of the bond. We obtain values for actively traded securities from external pricing services. For infrequently traded securities, we obtain quotes from brokers, or we estimate values using internally developed pricing models. These models are based upon common valuation techniques and require us to make assumptions regarding credit quality, liquidity and other factors that affect estimated values. Changes in the fair value of available-for-sale investments, net of the effect on deferred acquisition costs ("DAC"), present value of future profits ("PVFP") and deferred income taxes, are reflected as unrealized investment gains or losses in a separate component of accumulated other comprehensive income (loss). Realized and unrealized gains and losses related to trading securities are reflected in net investment gains (losses). Trading securities are included in other invested assets in our Consolidated Balance Sheets.

   We regularly review investment securities for impairment in accordance with our impairment policy, which includes both quantitative and qualitative criteria. Quantitative criteria include length of time and amount that each security position is in an unrealized loss position, and for fixed maturities, whether the issuer is in compliance with terms and covenants of the security. Qualitative criteria include the financial strength and specific prospects for the issuer as well as our intent to hold the security until recovery. Securities that in our judgment are considered to be other-than-temporarily impaired are recognized as a charge to net investment gains (losses) in the period in which such determination is made.

   (h) Commercial Mortgage Loans

   Commercial mortgage loans are stated at principal amounts outstanding, net of deferred expenses and allowance for loan losses. Interest on loans is recognized on an accrual basis at the applicable interest rate on the principal amount outstanding. Loan origination fees and direct costs, as well as premiums and discounts, are amortized as level yield adjustments over the respective loan terms. Unamortized net fees or costs are recognized upon early repayment of the loans. Loan commitment fees are generally deferred and amortized on an effective yield basis over the term of the loan. Impaired loans are generally carried on a non-accrual status. Loans are ordinarily placed on non-accrual status when, in management's opinion, the collection of principal or interest is unlikely, or when the collection of principal or interest is 90 days or more past due.

   The allowance for loan losses is maintained at a level that management determines is adequate to absorb estimated probable incurred losses in the loan portfolio. Management's evaluation process to determine the adequacy of the allowance utilizes an analytical model based on historical loss experience, adjusted for current

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)

events, trends and economic conditions. The actual amounts realized could differ in the near term from the amounts assumed in arriving at the allowance for loan losses reported in the consolidated financial statements.

   All losses of principal are charged to the allowance for loan losses in the period in which the loan is deemed to be uncollectible. Additions and reductions are made to the allowance through periodic provisions or benefits to net investment gains (losses).

   (i) Other Invested Assets

   Investments in limited partnerships are generally accounted for under the equity method of accounting. Real estate is included in other invested assets and is stated, generally, at cost less accumulated depreciation. Other long-term investments are stated generally at amortized cost.

   (j) Cash and Cash Equivalents

   Certificates of deposit, money market funds and other time deposits with original maturities of less than 90 days are considered cash equivalents in the Consolidated Balance Sheets and Consolidated Statements of Cash Flows. Items with maturities greater than 90 days but less than one year at the time of acquisition are considered short-term investments.

   (k) Deferred Acquisition Costs

   Acquisition costs include costs, which vary with and are primarily related to the acquisition of insurance and investment contracts. Such costs are deferred and amortized as follows:

   Long-Duration Contracts. Acquisition costs include commissions in excess of ultimate renewal commissions, solicitation and printing costs, sales material and some support costs, such as underwriting and contract and policy issuance expenses. Amortization for traditional long-duration insurance products is determined as a level proportion of premium based on commonly accepted actuarial methods and reasonable assumptions about mortality, morbidity, lapse rates, expenses and future yield on related investments established when the contract or policy is issued. Amortization is adjusted each period to reflect policy lapse or termination rates as compared to anticipated experience. Amortization for annuity contracts without significant mortality risk and investment and universal life products is based on estimated gross profits. Estimated gross profits are adjusted quarterly to reflect actual experience to date or for the unlocking of underlying key assumptions based on experience studies.

   Short-Duration Contracts. Acquisition costs consist primarily of commissions and premium taxes and are amortized ratably over the terms of the underlying policies.

   We regularly review all of these assumptions and periodically test DAC for recoverability. For deposit products, if the current present value of estimated future gross profits is less than the unamortized DAC for a line of business, a charge to income is recorded for additional DAC amortization. For other products, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized DAC), a charge to income is recorded for additional DAC amortization or for increased benefit reserves. For the years ended December 31, 2006, 2005 and 2004, there were no significant charges to income recorded as a result of our DAC recoverability testing.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   (l) Intangible Assets

   Present Value of Future Profits. In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called PVFP, represents the actuarially estimated present value of future cash flows from the acquired policies. PVFP is amortized, net of accreted interest, in a manner similar to the amortization of DAC.

   We regularly review all of these assumptions and periodically test PVFP for recoverability. For deposit products, if the current present value of estimated future gross profits is less than the unamortized PVFP for a line of business, a charge to income is recorded for additional PVFP amortization. For other products, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized PVFP), a charge to income is recorded for additional PVFP amortization or for increased benefit reserves. For the years ended December 31, 2006, 2005 and 2004, there were no significant charges to income recorded as a result of our PVFP recoverability testing.

   Deferred Sales Inducements to Contractholders. We defer sales inducements to contractholders for features on variable annuities that entitle the contractholder to an incremental amount to be credited to the account value upon making a deposit, and for fixed annuities with crediting rates higher than the contract's expected ongoing crediting rates for periods after the inducement. Deferred sales inducements to contractholders are reported as a separate intangible asset and amortized in benefits and other changes in policy reserves using the same methodology and assumptions used to amortize DAC.

   Software. Purchased software and certain application development costs related to internally developed software are capitalized, above de minimus thresholds. When the software is ready for its intended use, the amounts capitalized are amortized over the expected useful life, not to exceed 5 years.

   Other Intangible Assets. We amortize the costs of other intangibles over their estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment at least annually based on undiscounted cash flows, which requires the use of estimates and judgment, and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested at least annually for impairment and written down to fair value as required.

   (m) Reinsurance

   Premium revenue, benefits and acquisition and operating expenses are reported net of the amounts relating to reinsurance ceded to and assumed from other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies. Premium revenue, benefits and acquisition and operating expenses, net of deferrals, for reinsurance contracts that do not qualify for reinsurance accounting are accounted for under the deposit method.

   (n) Derivatives

   Derivative financial instruments are used to manage risk through one of four principal risk management strategies including (i) liabilities, (ii) invested assets, (iii) portfolios of assets or liabilities, and (iv) forecasted transactions.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   On the date we enter into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify for hedge accounting, according to the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in income.

   We formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. In this documentation, we specifically identify the asset, liability, or forecasted transaction that has been designated as a hedged item, state how the hedging instrument is expected to hedge the risks related to the hedged item, and set forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure hedge ineffectiveness. We generally determine hedge effectiveness based on total changes in fair value of a derivative instrument.

   We discontinue hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; or (iv) it is probable that the forecasted transaction will not occur.

   We designate and account for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS No. 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; and (iii) other instruments to hedge the cash flows of various other forecasted transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported as a component of other comprehensive income (loss). The ineffective portion of changes in fair value of the derivative instrument is reported as a component of income.

   We designate and account for the following as fair value hedges when they have met the effectiveness requirements of SFAS No. 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments; (ii) various types of interest rate swaps to convert fixed rate liabilities into floating rate liabilities; and (iii) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported in income. In other situations in which hedge accounting is discontinued on a cash flow hedge, amounts previously deferred in other comprehensive income (loss) are reclassified into income when income is impacted by the variability of the cash flow of the hedged item. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in income.

   When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the Consolidated Balance Sheets at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the Consolidated Balance Sheets at its fair value, and gains and losses that were accumulated in other comprehensive income (loss) are recognized immediately in income. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income (loss) and is recognized when the transaction affects income; however, prospective

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)

hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the Consolidated Balance Sheets, with changes in its fair value recognized in the current period as income.

   We may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, we assess whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determine whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the Consolidated Balance Sheets at fair value and are classified consistent with their host contract. Changes in their fair value are recognized in the current period in income. If we are unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the Consolidated Balance Sheets at fair value, with changes in fair value recognized in the current period in income.

   (o) Separate Accounts

   The separate account assets represent funds for which the investment income and investment gains and losses accrue directly to the variable annuity contractholders and variable life policyholders. We assess mortality risk fees and administration charges on the variable mutual fund portfolios. The separate account assets are carried at fair value and are at least equal to the liabilities that represent the policyholders' equity in those assets.

   (p) Future Annuity and Contract Benefits

   Future annuity and contract benefits consist of the liability for investment contracts, insurance contracts and accident and health contracts. Investment contract liabilities are generally equal to the policyholder's current account value. The liability for life insurance and accident and health contracts is calculated based upon actuarial assumptions as to mortality, morbidity, interest, expense and withdrawals, with experience adjustments for adverse deviation where appropriate.

   (q) Liability for Policy and Contract Claims

   The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of
(a) claims that have been reported to the insurer, (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated, and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process and adjust claims.

   Management considers the liability for policy and contract claims provided to be satisfactory to cover the losses that have occurred. Management monitors actual experience, and where circumstances warrant, will revise its assumptions. The methods of determining such estimates and establishing the reserves are reviewed

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)

continuously and any adjustments are reflected in operations in the period in which they become known. Future developments may result in losses and loss expenses greater or less than the liability for policy and contract claims provided.

   (r) Income Taxes

   We account for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes. The deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

   For the period beginning January 1, 2004, and ending on the date of the transfer of our outstanding capital stock to Genworth, we were included in the consolidated federal income tax return of GE. During this period, we were subject to a tax-sharing arrangement that allocated tax on a separate company basis, but provided benefit for current utilization of losses and credits. Intercompany balances were settled at least annually.

   Subsequent to the transfer of our outstanding capital stock to Genworth, we filed a consolidated life insurance federal income tax return with our parent, GLIC, and its other life insurance affiliates. We are subject to a separate tax-sharing agreement, as approved by state insurance regulators, which allocates taxes on a separate company basis but provides benefit for current utilization of losses and credits. Intercompany balances are settled at least annually.

   We are party to an assumption agreement with our indirect parent company, GNA Corporation ("GNA"), whereby GNA assumes responsibility for any tax contingencies (that will not give rise to future reversals) on our behalf. These contingencies are reflected as an expense of the Company when incurred and are included in current tax expense. The Company recognizes the corresponding amount as a change in additional paid-in capital since the liability for the contingency is assumed by GNA.

   (s) Accounting Changes

   As of January 1, 2006, we adopted SFAS No. 155, Accounting for Certain Hybrid Financial Instruments. SFAS No. 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS No. 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. Adoption of SFAS No. 155 did not have a material impact on our consolidated financial statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   On January 1, 2004, we adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. SOP 03-1 provides guidance on separate account presentation and valuation, accounting for sales inducements to contractholders and classification and valuation of long-duration contract liabilities. The cumulative effect of change in accounting principle related to adopting SOP 03-1 was a $0.7 million benefit, net of taxes, for the change in reserves, less additional amortization of deferred acquisition costs, on variable annuity contracts with guaranteed minimum death benefits.

   (t) Accounting Pronouncements Not Yet Adopted

   In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. This statement provides guidance on accounting for deferred acquisition costs and other balances on an internal replacement, defined broadly as a modification in product benefits, features, rights or coverages that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to an existing contract, or by the election of a benefit, feature, right, or coverage within an existing contract. SOP 05-1 is effective for internal replacements beginning January 1, 2007. We do not expect the adoption of this standard to have a material impact on our consolidated results of operations and financial position.

   In July 2006, FASB Interpretation ("FIN") No. 48, Accounting for Uncertainty in Income Taxes, was issued. This guidance clarifies what criteria must be met prior to recognition of the financial statement benefit of a position taken in a tax return. This guidance is effective for fiscal years beginning January 1, 2007. We do not expect the adoption of this interpretation to have a material impact on our consolidated results of operations and financial position.

   In September 2006, FASB issued SFAS No. 157, Fair Value Measurements. This statement defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 is effective for us on January 1, 2008. The adoption of SFAS No. 157 is not expected to have a material impact on our consolidated financial statements.

   In February 2007, FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. This statement provides an option to report selected financial assets and liabilities, including insurance contracts, at fair value. SFAS No. 159 will be effective for us on January 1, 2008. We have not decided whether or not we will elect the fair value option for any financial assets or liabilities and therefore do not know the impact, if any, SFAS No. 159 will have on our consolidated financial statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


(2) Investments

   (a) Net Investment Income

   For the years ended December 31, the sources of our investment income were as follows:

(Amounts in millions)                                              2006    2005    2004
---------------------                                             ------  ------  ------
Fixed maturities--taxable........................................ $327.3  $331.3  $345.2
Fixed maturities--non-taxable....................................     --     0.1     0.1
Commercial mortgage loans........................................   74.3    75.3    77.1
Equity securities................................................    0.3     0.8     0.1
Other investments................................................   24.1     3.4    (1.2)
Policy loans.....................................................   10.6    10.1     7.5
                                                                  ------  ------  ------
   Gross investment income before expenses and fees..............  436.6   421.0   428.8
Expenses and fees................................................   (9.1)   (9.3)   (7.8)
                                                                  ------  ------  ------
   Net investment income......................................... $427.5  $411.7  $421.0
                                                                  ======  ======  ======

   (b) Net Investment Gains (Losses)

   For the years ended December 31, net investment gains (losses) were as follows:

(Amounts in millions)                                         2006    2005    2004
---------------------                                        ------  ------  -----
Available-for-sale securities:
   Realized gains on sale................................... $ 15.5  $ 12.0  $10.7
   Realized losses on sale..................................  (15.0)   (4.3)  (4.1)
Impairments.................................................     --   (12.2)  (0.9)
Net unrealized gains (losses) on trading securities.........   (0.9)     --     --
Derivative instruments......................................   (1.2)     --     --
                                                             ------  ------  -----
Net investments gains (losses).............................. $ (1.6) $ (4.5) $ 5.7
                                                             ======  ======  =====

   Derivative instruments primarily consist of changes in fair value on the non-qualifying derivatives, including embedded derivatives, changes in fair value of certain derivatives and related hedged items in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments. Effective April 1, 2006, we began classifying changes in fair value of these derivative items as net investment gains (losses). These items were previously included as a component of net investment income, interest credited and benefits and other changes in policy reserves. The amount of these derivative items in prior periods that were included in the aforementioned categories was not material.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   (c) Unrealized Gains and Losses

   Net unrealized gains and losses on investment securities and other invested assets classified as available-for-sale are reduced by deferred income taxes and adjustments to PVFP and DAC that would have resulted had such gains and losses been realized. Net unrealized gains and losses on investment securities reflected as a separate component of accumulated other comprehensive income
(loss) as of December 31, are summarized as follows:

(Amounts in millions)                                                                  2006   2005    2004
---------------------                                                                 -----  ------  ------
Net unrealized gains (losses) on investment securities:
   Fixed maturities.................................................................. $11.4  $ 30.0  $145.4
   Equity securities.................................................................   1.0     5.6     6.0
   Restricted other invested assets..................................................  (3.6)   (1.3)     --
                                                                                      -----  ------  ------
       Subtotal......................................................................   8.8    34.3   151.4
                                                                                      -----  ------  ------
Adjustments to the present value of future profits and deferred acquisitions costs...  (3.6)  (15.1)  (40.7)
Deferred income taxes, net...........................................................  (1.8)   (6.7)  (38.7)
                                                                                      -----  ------  ------
       Net unrealized gains (losses) on investment securities........................ $ 3.4  $ 12.5  $ 72.0
                                                                                      =====  ======  ======

   The change in the net unrealized gains (losses) on investment securities reported in accumulated other comprehensive income (loss) for the years ended December 31, is as follows:

(Amounts in millions)                                                                   2006     2005    2004
---------------------                                                                  ------  -------  ------
Net unrealized gains (losses) on investment securities as of January 1................ $ 12.5  $  72.0  $ 87.7
                                                                                       ------  -------  ------
Unrealized gains (losses) on investment arising during the period:
   Unrealized gains (losses) on investment securities.................................  (25.2)  (120.0)  (52.5)
   Adjustment to deferred acquisition costs...........................................    1.6      6.9    19.7
   Adjustment to present value of future profits......................................    9.9     18.7    12.2
   Provision for deferred income taxes................................................    4.9     32.0     8.6
                                                                                       ------  -------  ------
       Changes in unrealized gains (losses) on investment securities..................   (8.8)   (62.4)  (12.0)
Reclassification adjustments to net investment (gains) losses net of deferred taxes of
  $0.2, $(1.6) and $2.0...............................................................   (0.3)     2.9    (3.7)
                                                                                       ------  -------  ------
Net unrealized gains (losses) on investment securities as of December 31.............. $  3.4  $  12.5  $ 72.0
                                                                                       ======  =======  ======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   (d) Fixed Maturities and Equity Securities

   As of December 31, 2006, the amortized cost or cost, gross unrealized gains (losses) and estimated fair value of our fixed maturities and equity securities classified as available-for-sale were as follows:

                                                                              Gross      Gross
                                                                Amortized   unrealized unrealized Estimated
(Amounts in millions)                                          cost or cost   gains      losses   fair value
---------------------                                          ------------ ---------- ---------- ----------
Fixed maturities:
U.S. government, agencies and government sponsored entities...   $   29.2     $ 0.3      $ (0.1)   $   29.4
Non-U.S. government...........................................      127.7      14.1          --       141.8
U.S. corporate................................................    2,792.1      30.2       (27.0)    2,795.3
Non-U.S. corporate............................................      813.2       8.7        (8.2)      813.7
Mortgage and asset-backed.....................................    2,822.4      12.4       (19.0)    2,815.8
                                                                 --------     -----      ------    --------
   Total fixed maturities.....................................    6,584.6      65.7       (54.3)    6,596.0
Equity securities.............................................       23.2       1.0          --        24.2
                                                                 --------     -----      ------    --------
Total available-for-sale securities...........................   $6,607.8     $66.7      $(54.3)   $6,620.2
                                                                 ========     =====      ======    ========

   As of December 31, 2005, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturities and equity securities classified as available-for-sale were as follows:

                                                                              Gross      Gross
                                                                Amortized   unrealized unrealized Estimated
(Amounts in millions)                                          cost or cost   gains      losses   fair value
---------------------                                          ------------ ---------- ---------- ----------
Fixed maturities:
U.S. government, agencies and government sponsored entities...   $   70.2     $ 0.5      $ (0.5)   $   70.2
Non-U.S. government...........................................      101.9       9.7        (0.2)      111.4
U.S. corporate................................................    2,784.6      55.8       (23.4)    2,817.0
Non-U.S. corporate............................................      440.7      10.1        (5.6)      445.2
Mortgage and asset-backed.....................................    1,838.9       7.7       (24.1)    1,822.5
                                                                 --------     -----      ------    --------
   Total fixed maturities.....................................    5,236.3      83.8       (53.8)    5,266.3
Equity securities.............................................       13.7       5.6          --        19.3
                                                                 --------     -----      ------    --------
Total available-for-sale securities...........................   $5,250.0     $89.4      $(53.8)   $5,285.6
                                                                 ========     =====      ======    ========

   For fixed maturity securities, we recognize an impairment charge to income in the period in which we determine that we do not expect to either collect or recover principal and interest in accordance with the contractual terms of the instruments or based on underlying collateral values and considering events such as payment default, bankruptcy or disclosure of fraud. For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period. We determine what constitutes a reasonable period on a security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. In any event, this period does not exceed 18 months for common equity securities. We measure impairment charges based on the difference between the book value of the security and its fair value.

   We generally intend to hold securities in unrealized loss positions until they recover. However, from time to time, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   The following table presents the gross unrealized losses and estimated fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2006:

                                               Less Than 12 Months               12 Months or More
                                         -------------------------------- --------------------------------
                                                      Gross                            Gross
                                         Estimated  unrealized    # of    Estimated  unrealized    # of
(Dollar amounts in millions)             fair value   losses   securities fair value   losses   securities
----------------------------             ---------- ---------- ---------- ---------- ---------- ----------
Description of Securities
Fixed maturities:
   U.S. government, agencies and
     government sponsored entities......  $    7.2    $ (0.1)       2      $     --    $   --       --
   U.S. corporate.......................     608.6      (8.8)      80         730.4     (18.2)     167
   Corporate--non U.S...................     165.5      (1.5)      27         194.6      (6.7)      36
   Asset backed.........................     119.5      (0.7)      22         431.9      (9.0)      35
   Mortgage backed......................     270.3      (1.2)      48         331.0      (8.1)      88
                                          --------    ------      ---      --------    ------      ---
Total temporarily impaired securities...  $1,171.1    $(12.3)     179      $1,687.9    $(42.0)     326
                                          ========    ======      ===      ========    ======      ===
% Below cost--fixed maturities:
   (less than)20% Below cost............  $1,171.1    $(12.3)     179      $1,687.9    $(42.0)     326
   20-50% Below cost....................        --        --       --            --        --       --
   (greater than)50% Below cost.........        --        --       --            --        --       --
                                          --------    ------      ---      --------    ------      ---
Total fixed maturities..................  $1,171.1    $(12.3)     179      $1,687.9    $(42.0)     326
                                          ========    ======      ===      ========    ======      ===
Investment grade........................  $1,098.8    $(10.8)     161      $1,652.6    $(40.5)     314
Below investment grade..................      72.3      (1.5)      18          35.3      (1.5)      12
Not Rated...............................        --        --       --            --        --       --
                                          --------    ------      ---      --------    ------      ---
Total temporarily impaired securities...  $1,171.1    $(12.3)     179      $1,687.9    $(42.0)     326
                                          ========    ======      ===      ========    ======      ===

   The investment securities in an unrealized loss position as of December 31, 2006 consisted of 505 securities accounting for unrealized losses of $54.3 million. Of these unrealized losses, 94.5% were investment grade (rated AAA through BBB-) and 100.0% were less than 20% below cost. The amount of the unrealized loss on these securities was primarily attributable to increases in interest rates and changes in credit spreads.

   There were no securities 20% or more below cost and below investment grade (rated BB+ and below) for twelve months or more as of December 31, 2006.

   Because management expects these investments to continue to perform as to contractual obligations and we have the ability and intent to hold these investment securities until the recovery of the fair value up to the cost of the investments, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   The following table presents the gross unrealized losses and estimated fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2005:

                                               Less Than 12 Months               12 Months or More
                                         -------------------------------- --------------------------------
                                                      Gross                            Gross
                                         Estimated  unrealized    # of    Estimated  unrealized    # of
(Dollar amounts in millions)             fair value   losses   securities fair value   losses   securities
----------------------------             ---------- ---------- ---------- ---------- ---------- ----------
Description of Securities
Fixed maturities:
   U.S. government, agencies and
     government sponsored entities......  $   36.9    $ (0.2)       7       $ 13.8     $ (0.3)       3
   Government--non U.S..................      12.6      (0.2)      11           --         --       --
   U.S. corporate.......................     782.6     (13.7)     164        310.0       (9.7)      64
   Corporate--non U.S...................     155.5      (2.4)      35         83.7       (3.2)      13
   Asset backed.........................     538.7      (7.6)      44        109.2       (1.4)      20
   Mortgage backed......................     538.1      (8.9)     101        210.8       (6.2)      50
                                          --------    ------      ---       ------     ------      ---
Total temporarily impaired securities...  $2,064.4    $(33.0)     362       $727.5     $(20.8)     150
                                          ========    ======      ===       ======     ======      ===
% Below cost--fixed maturities:
   (less than)20% Below cost............  $2,064.4    $(33.0)     362       $722.6     $(18.3)     147
   20-50% Below cost....................        --        --       --          4.9       (2.5)       3
   (greater than)50% Below cost.........        --        --       --           --         --       --
                                          --------    ------      ---       ------     ------      ---
Total fixed maturities..................  $2,064.4    $(33.0)     362       $727.5     $(20.8)     150
                                          ========    ======      ===       ======     ======      ===
Investment grade........................  $1,988.2    $(31.0)     337       $714.3     $(18.0)     140
Below investment grade..................      76.2      (2.0)      25         13.2       (2.8)      10
Not Rated...............................        --        --       --           --         --       --
                                          --------    ------      ---       ------     ------      ---
Total temporarily impaired securities...  $2,064.4    $(33.0)     362       $727.5     $(20.8)     150
                                          ========    ======      ===       ======     ======      ===

   The scheduled maturity distribution of fixed maturities as of December 31, 2006 follows. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                Amortized cost Estimated
       (Amounts in millions)                       or cost     fair value
       ---------------------                    -------------- ----------
       Due in one year or less.................    $  319.5     $  318.8
       Due after one year through five years...     1,477.6      1,488.0
       Due after five years through ten years..     1,176.1      1,174.0
       Due after ten years.....................       789.0        799.4
                                                   --------     --------
          Subtotal.............................     3,762.2      3,780.2
       Mortgage and asset-backed...............     2,822.4      2,815.8
                                                   --------     --------
          Total fixed maturities...............    $6,584.6     $6,596.0
                                                   ========     ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   As of December 31, 2006, $789.6 million of our investments (excluding mortgage and asset-backed securities) were subject to certain call provisions.

   As of December 31, 2006, securities issued by finance and insurance, consumer - cyclical and utilities and energy industry groups represented approximately 38.2%, 13.7% and 11.5% of our domestic and foreign corporate fixed maturities portfolio, respectively. No other industry group comprises more than 10% of our investment portfolio. This portfolio is widely diversified among various geographic regions in the U.S. and internationally, and is not dependent on the economic stability of one particular region.

   As of December 31, 2006, we did not hold any fixed maturities which individually exceeded 10% of stockholders' equity.

   As of December 31, 2006 and 2005, $4.9 million of securities were on deposit with various state government insurance departments in order to comply with relevant insurance regulations.

   (e) Commercial Mortgage Loans

   Our mortgage loans are collateralized by commercial properties, including multifamily residential buildings. The carrying value of commercial mortgage loans is stated at original cost net of prepayments, amortization and allowance for loan losses.

   We diversify our commercial mortgage loans by both property type and geographic region. The following table sets forth the distribution across property type and geographic region for commercial mortgage loans as of the dates indicated:

                                                                        December 31,
                                                     --------------------------------------------------
                                                               2006                      2005
                                                     ------------------------  ------------------------
(Amounts in millions)                                Carrying value % of total Carrying value % of total
---------------------                                -------------- ---------- -------------- ----------
Property Type
Office..............................................    $  350.1       27.8%      $  347.9       33.3%
Industrial..........................................       340.0       27.0          354.9       33.9
Retail..............................................       222.8       17.7          234.2       22.4
Apartments..........................................       124.9        9.9           91.8        8.8
Hotel...............................................       133.8       10.6             --         --
Mixed use/other.....................................        88.9        7.0           16.6        1.6
                                                        --------      -----       --------      -----
   Total principal balance..........................     1,260.5      100.0%       1,045.4      100.0%
                                                                      =====                     =====
   Unamortized balance of loan origination fees and
     costs..........................................         0.6                       1.0
   Allowance for losses.............................        (2.3)                     (4.3)
                                                        --------                  --------
   Total............................................    $1,258.8                  $1,042.1
                                                        ========                  ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


                                                                        December 31,
                                                     --------------------------------------------------
                                                               2006                      2005
                                                     ------------------------  ------------------------
(Amounts in millions)                                Carrying value % of total Carrying value % of total
---------------------                                -------------- ---------- -------------- ----------
Geographic Region
Pacific.............................................    $  365.7       29.0%      $  300.5       28.7%
South Atlantic......................................       262.6       20.8          190.7       18.2
Middle Atlantic.....................................       113.9        9.0          115.9       11.1
East North Central..................................       203.7       16.2          204.6       19.6
Mountain............................................       179.0       14.2           98.1        9.4
West South Central..................................        30.5        2.4           38.7        3.7
West North Central..................................        44.7        3.6           48.2        4.6
East South Central..................................        31.8        2.5           17.3        1.7
New England.........................................        28.6        2.3           31.4        3.0
                                                        --------      -----       --------      -----
   Total principal balance..........................     1,260.5      100.0%       1,045.4      100.0%
                                                                      =====                     =====
   Unamortized balance of loan origination fees and
     costs..........................................         0.6                       1.0
   Allowance for losses.............................        (2.3)                     (4.3)
                                                        --------                  --------
   Total............................................    $1,258.8                  $1,042.1
                                                        ========                  ========

   For the years ended December 31, 2006 and 2005, respectively, we originated $104.8 million and $4.8 million of mortgages secured by real estate in California, which represents 26.9% and 4.0% of our total originations for those years.

   "Impaired" loans are defined under U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan agreement. That definition excludes, among other things, leases or large groups of smaller-balance homogenous loans.

   Under these principles, we have two types of "impaired" loans: loans requiring specific allowances for losses (none as of December 31, 2006 and 2005) and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral of income recognition ($0.8 million as of December 31, 2006 and 2005). Non-income producing commercial mortgage loans were $0.8 million as of December 31, 2006 and 2005.

   The following table presents the activity in the allowance for losses during the years ended December 31:

    (Amounts in millions)                               2006   2005   2004
    ---------------------                              -----  -----  -----
    Balance as of January 1........................... $ 4.3  $10.4  $10.4
    Provision charged (released) to operations........  (2.0)  (4.6)   1.0
    Transfers.........................................    --     --   (0.6)
    Amounts written off, net of recoveries............    --   (1.5)  (0.4)
                                                       -----  -----  -----
    Balance as of December 31......................... $ 2.3  $ 4.3  $10.4
                                                       =====  =====  =====

   During 2005, we refined our process for estimating credit losses in our commercial mortgage loan portfolio. As a result of this adjustment, we released $4.6 million of commercial mortgage loan reserves to net investment income in the fourth quarter of 2005.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   (f) Other Invested Assets

   The following table sets forth the carrying values of our other invested assets as of the dates indicated:

                                                            December 31,
                                         --------------------------------------------------
                                                   2006                      2005
                                         ------------------------  ------------------------
(Amounts in millions)                    Carrying value % of total Carrying value % of total
---------------------                    -------------- ---------- -------------- ----------
Restricted other invested assets........     $283.1        65.8%       $332.0        82.0%
Limited partnerships....................       51.1        11.9          48.6        12.0
Trading securities......................       53.1        12.3          15.0         3.7
Derivatives.............................       30.2         7.0           6.5         1.6
Short-term investments..................       10.0         2.3            --          --
Other investments.......................        2.8         0.7           2.8         0.7
                                             ------       -----        ------       -----
Total...................................     $430.3       100.0%       $404.9       100.0%
                                             ======       =====        ======       =====

   Restricted other invested assets

   On August 19, 2005, we transferred approximately $344.6 million of investment securities to an affiliated special purpose entity ("SPE"), whose sole purpose is to securitize these investment securities and issue secured notes (the "Secured Notes") to various affiliated companies. The securitized investments are owned in their entirety by the SPE and are not available to satisfy the claims of our creditors. However, we are entitled to principal and interest payments made on the Secured Notes we hold. Under U.S. GAAP, the transaction is accounted for as a secured borrowing. Accordingly, the Secured Notes are included within our consolidated financial statements as available-for-sale fixed maturities and the liability equal to the proceeds received upon transfer has been included in other liabilities. Additionally, the investment securities transferred are included in other invested assets and are shown as restricted assets.

   As of December 31, 2006, the amortized cost or cost, gross unrealized gains (losses) and estimated fair value of our restricted other invested assets are as follows:

                                              Amortized   Gross      Gross
                                                cost    unrealized unrealized Estimated
(Amounts in millions)                          or cost    gains      losses   fair value
---------------------                         --------- ---------- ---------- ----------
Fixed maturities:
Foreign other................................  $277.7      $1.4      $(5.2)     $273.9
U.S. corporate...............................     9.0       0.2         --         9.2
                                               ------      ----      -----      ------
Total restricted other invested assets.......  $286.7      $1.6      $(5.2)     $283.1
                                               ======      ====      =====      ======

   As of December 31, 2005, the amortized cost or cost, gross unrealized gains (losses) and estimated fair value of our restricted other invested assets are as follows:

                                              Amortized   Gross      Gross
                                                cost    unrealized unrealized Estimated
(Amounts in millions)                          or cost    gains      losses   fair value
---------------------                         --------- ---------- ---------- ----------
Fixed maturities:
Foreign other................................  $324.3      $2.9      $(4.3)     $322.9
U.S. corporate...............................     9.0       0.2       (0.1)        9.1
                                               ------      ----      -----      ------
Total restricted other invested assets.......  $333.3      $3.1      $(4.4)     $332.0
                                               ======      ====      =====      ======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   The scheduled maturity distribution of the restricted other invested assets as of December 31, 2006 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                     Amortized
                                                       cost    Estimated
       (Amounts in millions)                          or cost  fair value
       ---------------------                         --------- ----------
       Due in one year or less......................  $  9.0     $  8.9
       Due after one year through five years........    79.3       77.7
       Due after five years through ten years.......   169.3      166.7
       Due after ten years..........................    29.1       29.8
                                                      ------     ------
          Total restricted other invested assets....  $286.7     $283.1
                                                      ======     ======

   As of December 31, 2006, $46.7 million of our restricted other invested assets were subject to certain call provisions.

   As of December 31, 2006, we did not hold any restricted other invested assets, which individually exceeded 10% of stockholders' equity.

(3) Deferred Acquisition Costs

   Activity impacting deferred acquisition costs for the years ended December 31, was as follows:

(Amounts in millions)                                               2006    2005     2004
---------------------                                              ------  ------  -------
Unamortized balance as of January 1............................... $321.3  $255.2  $ 923.8
Cost deferred.....................................................  142.3    93.3     89.1
Amortization, net of interest accretion...........................  (32.5)  (27.2)   (23.6)
Transfers due to reinsurance transactions with Union Fidelity Life
  Insurance Company ("UFLIC")--see note 5.........................     --      --   (734.1)
                                                                   ------  ------  -------
Unamortized balance as of December 31.............................  431.1   321.3    255.2
Cumulative effect of net unrealized investment gains (losses).....    1.4    (0.2)    (7.1)
                                                                   ------  ------  -------
Balance as of December 31......................................... $432.5  $321.1  $ 248.1
                                                                   ======  ======  =======

(4) Intangible Assets and Goodwill

   As of December 31, 2006 and 2005, the gross carrying amount and accumulated amortization of intangibles, net of interest accretion, subject to amortization were as follows:

                                                           2006                  2005
                                                   --------------------  --------------------
                                                    Gross                 Gross
                                                   carrying Accumulated  carrying Accumulated
(Amounts in millions)                               amount  amortization  amount  amortization
---------------------                              -------- ------------ -------- ------------
Present value of future profits ("PVFP")..........  $152.3     $(51.4)    $142.4     $(41.4)
Capitalized software..............................    26.6      (16.8)      37.1      (14.4)
Deferred sales inducements to contractholders.....    11.5       (1.8)       8.7       (0.8)
All other.........................................     1.0       (1.0)       1.0       (1.0)
                                                    ------     ------     ------     ------
Total.............................................  $191.4     $(71.0)    $189.2     $(57.6)
                                                    ======     ======     ======     ======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   Amortization expense related to intangible assets for the years ended December 31, 2006, 2005, and 2004 was $12.4 million, $16.3 million and $23.9 million, respectively. Amortization expense related to deferred sales inducements to contractholders of $1.0 million, $0.6 million and $0.2 million was included in benefits and other changes in policy reserves for the years ended December 31, 2006, 2005 and 2004, respectively.

   (a) Present Value of Future Profits

   The method used by us to value PVFP in connection with acquisitions of life insurance entities is summarized as follows: (1) identify the future gross profits attributable to certain lines of business, (2) identify the risks inherent in realizing those gross profits and (3) discount those gross profits at the rate of return that we must earn in order to accept the inherent risks.

   The following table presents the activity in PVFP for the years ended December 31:

(Amounts in millions)                                                 2006    2005    2004
---------------------                                                ------  ------  ------
Unamortized balance as of January 1................................. $115.9  $129.7  $173.9
Interest accreted at 4.6%, 4.9% and 5.2%, respectively..............    5.1     6.0     7.1
Amortization........................................................  (15.1)  (19.8)  (27.6)
Amounts transferred in connection with reinsurance transactions with
  UFLIC--see note 5.................................................     --      --   (23.7)
                                                                     ------  ------  ------
Unamortized balance as of December 31...............................  105.9   115.9   129.7
Accumulated effect of net unrealized investment gains (losses)......   (5.0)  (14.9)  (33.6)
                                                                     ------  ------  ------
Balance as of December 31........................................... $100.9  $101.0  $ 96.1
                                                                     ======  ======  ======

   The estimated percentage of the December 31, 2006 PVFP balance net of interest accretion, before the effect of unrealized investment gains or losses, to be amortized over each of the next five years is as follows:

                         2007..................... 6.5%
                         2008..................... 6.0%
                         2009..................... 5.7%
                         2010..................... 4.5%
                         2011..................... 4.7%

   Amortization expenses for PVFP for future periods will be affected by acquisitions, dispositions, net investment gains (losses) or other factors affecting the ultimate amount of gross profits realized from certain lines of businesses. Similarly, future amortization expenses for other intangibles will depend on future acquisitions, dispositions and other business transactions.

   (b) Goodwill

   In 2005, we recognized an impairment of $57.5 million to amortization expense in our Protection segment. We currently are not actively writing life insurance in our Protection segment. The fair value of that reporting unit was estimated using the expected present value of future cash flows.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   In 2004, as a result of the reinsurance transactions with UFLIC, described in note 5, we were not able to transfer any goodwill, as the reinsurance transactions with UFLIC did not constitute the disposition of a business. However, as the reinsurance transactions with UFLIC represented a significant portion of our operations, we were required to test goodwill for impairment and recognized an impairment charge of $59.8 million to amortization expense in the Retirement Income and Investments reporting unit for the year ended
December 31, 2004. The fair value of that reporting unit was estimated using the expected present value of future cash flows.

   As of December 31, 2006 and 2005, there is no goodwill balance remaining as a result of these charges.

   (5) Reinsurance

   We reinsure a portion of our policy risks to other companies in order to reduce our ultimate losses and to diversify our exposures. We also assume certain policy risks written by other companies. Reinsurance accounting is followed for assumed and ceded transactions when adequate risk transfer has occurred. Otherwise, the deposit method of accounting is followed.

   Reinsurance does not relieve us from our obligations to policyholders. In the event that the reinsurers are unable to meet their obligations, we remain liable for the reinsured claims. We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. Other than the relationship discussed below with UFLIC, we do not have significant concentrations of reinsurance with any one reinsurer that could have a material impact on our financial position.

   As of December 31, 2006, the maximum amount of individual ordinary life insurance normally retained by us on any one individual life policy with an issue age up to and including 75 is $1.0 million. The retention limit for issue ages over 75 is $0.1 million.

   On November 30, 2005, we entered into a reinsurance agreement with FCL, on an indemnity coinsurance, funds withheld basis, to cede 90% of the institutional liabilities arising from the funding agreements issued as part of our registered note program. The maximum amount of the funding agreement liabilities that can be ceded to FCL, without prior notice, is $3.0 billion.

   This agreement is accounted for under the deposit method of accounting as it does not transfer adequate insurance risk. No ceding commission was paid under this agreement. We withhold amounts due to FCL as security for the performance of FCL's obligations under this agreement. We are required to invest the withheld amounts pursuant to investment guidelines agreed to with FCL and to pay the net profit to FCL. Any amounts due under this agreement are settled quarterly. As a result of the merger effective January 1, 2007, this reinsurance agreement has been terminated.

   On April 15, 2004, we entered into reinsurance transactions in which we ceded to UFLIC substantially all of our in-force blocks of variable annuities and structured settlements, excluding the RetireReady/SM/ Retirement Answer Variable Annuity ("Retirement Answer") product. UFLIC also assumed any benefit or expense resulting from third-party reinsurance that we had on this block of business. We had $6.5 billion and $6.9 billion in retained assets that are attributable to the separate account portion of the variable annuity business and will make any payments with respect to that separate account portion directly from these assets as of December 31, 2006 and 2005, respectively. The reinsurance transactions with UFLIC were reported on our tax returns at fair value as

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)

determined for tax purposes, giving rise to a net reduction in current and deferred income tax liabilities and resulting in a net tax benefit. Under these reinsurance agreements, we continue to perform various management, administration and support services and receive an expense allowance from UFLIC to reimburse us for costs we incur to service the reinsured blocks. Actual costs and expense allowance amounts are determined by expense studies conducted periodically.

   Although we are not relieved of our primary obligations to the contractholders, the reinsurance transactions with UFLIC transfer the future financial results of the reinsured blocks to UFLIC. To secure the payment of its obligations to us under these reinsurance agreements, UFLIC has established trust accounts to maintain an aggregate amount of assets with a statutory book value at least equal to the statutory general account reserves attributable to the reinsured business less an amount required to be held in certain claims paying accounts. A trustee administers the trust accounts and we are permitted to withdraw from the trust accounts amounts due to us pursuant to the terms of the reinsurance agreements that are not otherwise paid by UFLIC. In addition, pursuant to a Capital Maintenance Agreement, General Electric Capital Corporation ("GE Capital") agreed to maintain sufficient capital in UFLIC to maintain UFLIC's risk-based capital at not less than 150% of its company action level, as defined from time to time by the National Association of Insurance Commissioners ("NAIC").

   We also use reinsurance for guaranteed minimum death benefit ("GMDB") options on most of our variable annuity products. We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. Other than with UFLIC, at December 31, 2006, we had no significant concentrations of variable annuity net at risk reinsurance with any one reinsurer that could have a material impact on our results of operations. As of December 31, 2006, 31.1% of our reinsured life insurance net at risk exposure was ceded to one company.

   Net life insurance in-force as of December 31 is summarized as follows:

 (Amounts in millions)                            2006       2005       2004
 ---------------------                         ---------  ---------  ---------
 Direct life insurance in-force............... $20,392.7  $22,219.1  $24,723.4
 Amounts assumed from other companies.........   1,470.5    1,638.3    1,863.3
 Amounts ceded to other companies.............  (2,676.6)  (3,313.6)  (4,045.2)
                                               ---------  ---------  ---------
 Net in-force................................. $19,186.6  $20,543.8  $22,541.5
                                               =========  =========  =========
 Percentage of amount assumed to net..........       7.7%       8.0%       8.3%
                                               =========  =========  =========

   The following table sets forth the effects of reinsurance on premiums earned for the years ended December 31:

     (Amounts in millions)                          2006    2005    2004
     ---------------------                         ------  ------  ------
     Direct....................................... $107.5  $113.3  $110.8
     Assumed......................................    4.4     3.8     2.5
     Ceded........................................  (15.6)  (13.6)  (16.5)
                                                   ------  ------  ------
     Net premiums earned.......................... $ 96.3  $103.5  $ 96.8
                                                   ======  ======  ======
     Percentage of amount assumed to net..........    4.6%    3.7%    2.6%
                                                   ======  ======  ======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   Due to the nature of our insurance contracts, premiums earned approximate premiums written.

   Reinsurance recoveries recognized as a reduction of benefits and other changes in policy reserves amounted to $124.0 million, $178.2 million and $127.5 million for the years ended December 31, 2006, 2005 and 2004, respectively.

(6) Future Annuity and Contract Benefits

   Investment Contracts

   Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholder's contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

   Insurance Contracts

   Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits less the present value of future net premiums, based on mortality, morbidity and other assumptions, which were appropriate at the time the policies were issued or acquired. These assumptions are periodically evaluated for potential reserve deficiencies. Reserves for cancelable accident and health insurance are based upon unearned premiums, claims incurred but not reported and claims in the process of settlement. This estimate is based on our historical experience and the experience of the insurance industry, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised.

   The following table sets forth the major assumptions underlying our recorded liabilities for future annuity and contract benefits as of December 31:

                                                   Mortality/
                                                   morbidity  Interest rate
(Amounts in millions)                              assumption  assumption     2006     2005
---------------------                              ---------- ------------- -------- --------
Investment contracts..............................   Account
                                                     balance       N/A      $6,685.9 $5,888.3
Limited payment contracts.........................     (a)     4.0% - 7.8%     205.3    203.6
Traditional life insurance contracts..............     (b)     2.5% - 6.0%     281.9    295.8
Universal life type contracts.....................   Account
                                                     balance       N/A       1,729.3  1,756.6
Accident and health...............................     (c)     4.5% - 5.3%      58.2     57.2
                                                                            -------- --------
Total future annuity and contracts benefits.......                          $8,960.6 $8,201.5
                                                                            ======== ========

--------
(a)Either the United States Population Table, 1983 Group Annuitant Mortality Table or 1983 Individual Annuity Mortality Table and Company experience.
(b)Principally modifications of the 1965-70 or 1975-80 Select and Ultimate Tables, the 1980 Commissioner's Standard Ordinary Table, the 1980 Commissioner's Extended Term table and Company experience.
(c)The 1958 Commissioner's Standard Ordinary Table, 1964 modified and 1987 Commissioner's Disability Tables and Company experience.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   Assumptions as to persistency are based on the Company's experience.

   Our variable annuity contracts provide a basic GMDB which provides a minimum account value to be paid on the annuitant's death. Our contractholders have the option to purchase through riders, at an additional charge, enhanced death benefits. Our separate account guarantees are predominately death benefits; we also have some guaranteed minimum withdrawal benefits.

   The total account value (excluding the block of business reinsured through the transaction with UFLIC discussed in note 5) of our variable annuities with death benefits, including both separate account and fixed account assets, was approximately $3,867.4 million and $1,929.4 million as of December 31, 2006 and 2005, respectively, with related guaranteed minimum death benefit exposure (or net amount at risk) of approximately $15.5 million and $8.2 million as of December 31, 2006 and 2005, respectively. The liability for our variable annuity contracts with guaranteed minimum death benefits net of reinsurance was $6.5 million and $2.3 million as of December 31, 2006 and 2005, respectively.

   The assets supporting the separate accounts of the variable contracts are primarily mutual fund equity securities and are reflected in our Consolidated Balance Sheets at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenues. Changes in liabilities for minimum guarantees are included in benefits and other changes in policy reserves.

   Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the Consolidated Statements of Income. There were no gains or losses on transfers of assets from the general account to the separate account.

(7) Income Taxes

   The total provision (benefit) for income taxes for the years ended December 31, consisted of the following components:

 (Amounts in millions)                                  2006   2005     2004
 ---------------------                                  ----- ------  -------
 Current federal income tax............................ $17.6 $(13.2) $  34.2
 Deferred federal income tax...........................  32.5   37.2   (166.6)
                                                        ----- ------  -------
    Total federal income tax...........................  50.1   24.0   (132.4)
                                                        ----- ------  -------
 Current state income tax..............................   0.3   (0.8)    (3.5)
 Deferred state income tax.............................   0.7    2.1     (7.4)
                                                        ----- ------  -------
    Total state income tax.............................   1.0    1.3    (10.9)
                                                        ----- ------  -------
        Total provision (benefit) for income taxes..... $51.1 $ 25.3  $(143.3)
                                                        ===== ======  =======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   The reconciliation of the federal statutory rate to the effective income tax rate for the years ended December 31, is as follows:

                                                             2006   2005    2004
                                                             ----  -----  ------
Statutory U.S. federal income tax rate...................... 35.0%  35.0%   35.0%
State income tax, net of federal income tax benefit.........  0.5    1.6    (4.2)
Non-deductible goodwill impairment..........................   --   36.8    37.8
Dividends-received deduction................................ (6.9) (17.4)  (11.9)
Reinsurance transactions with UFLIC.........................   --     --  (315.9)
Tax contingencies........................................... 13.1   (9.7)     --
Other, net..................................................  1.1   (0.1)    0.4
                                                             ----  -----  ------
   Effective rate........................................... 42.8%  46.2% (258.8)%
                                                             ====  =====  ======

   The components of the net deferred income tax asset (liability) as of December 31, are as follows:

      (Amounts in millions)                                  2006    2005
      ---------------------                                 ------  ------
      Assets:
         Future annuity and contract benefits.............. $ 72.8  $ 55.8
         Accrued expenses..................................   23.2    48.6
         Investments.......................................   18.0      --
         Other, net........................................    2.7    17.5
                                                            ------  ------
             Total deferred income tax asset...............  116.7   121.9
                                                            ------  ------
      Liabilities:
         Net unrealized gains on investment securities.....    1.8     6.7
         Net unrealized gains on derivatives...............    0.3     0.6
         Investments.......................................     --     6.1
         Present value of future profits...................   24.7    20.1
         Deferred acquisition costs........................  100.3    57.8
         Other, net........................................   17.2    30.5
                                                            ------  ------
             Total deferred income tax liability...........  144.3   121.8
                                                            ------  ------
             Net deferred income tax asset (liability)..... $(27.6) $  0.1
                                                            ======  ======

   Based on our analysis, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable us to realize our remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

   As of December 31, 2006 and 2005, the current income tax receivable was $3.4 million and $1.2 million, respectively. In 2006, we recorded $18.2 million in additional paid-in capital as a deemed capital contribution related to taxes, of which $17.9 million related to the assumption of a liability for tax contingency reserves by our indirect parent, GNA. The contribution was offset by an increase in tax expense resulting in no net impact to total stockholders' equity.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   (8) Related Party Transactions

   We and other direct and indirect subsidiaries of Genworth are parties to an amended and restated services and shared expenses agreement under which each company agrees to provide and each company agrees to receive certain general services. These services include, but are not limited to, data processing, communications, marketing, public relations, advertising, investment management, human resources, accounting, actuarial, legal, administration of agent and agency matters, purchasing, underwriting and claims. Under the terms of the agreement, settlements are made quarterly.

   Under this agreement, amounts incurred for these items aggregated $140.5 million, $124.7 million and $117.7 million for the years ended December 31, 2006, 2005 and 2004, respectively. We also charge affiliates for certain services and for the use of facilities and equipment, which aggregated $67.4 million, $65.0 million and $65.9 million for the years ended December 31, 2006, 2005 and 2004, respectively.

   We pay GE Asset Management Incorporated ("GEAM"), an affiliate of GE, for investment services under an investment management agreement. We paid $0.5 million, $2.5 million and $3.9 million in 2006, 2005 and 2004, respectively, to GEAM under this agreement. GEAM related party information is only presented for the first quarter of 2006 as GE and its affiliates ceased to be a related party as of that point in time. We also pay Genworth, our ultimate parent, for investment related services. We paid $7.7 million, $6.3 million and $3.0 million to Genworth in 2006, 2005 and 2004, respectively.

   We pay interest on outstanding amounts under a credit funding agreement with GNA, the parent company of GLIC. We have a credit line of $500.0 million with GNA. There was no significant interest expense incurred under this agreement in 2006. Interest expense under this agreement was $0.2 million and $0.1 million for the years ended December 31, 2005 and 2004, respectively. We pay interest at the cost of funds of GNA, which was 5.2%, 4.3% and 2.2%, as of December 31, 2006, 2005 and 2004, respectively. The amount outstanding as of December 31, 2006 was $16.1 million and was included with other liabilities in the Consolidated Balance Sheets. No amount was outstanding as of December 31, 2005.

(9) Commitments and Contingencies

   Commitments

   We have certain investment commitments to provide fixed-rate commercial mortgage loans. The investment commitments, which would be collateralized by related properties of the underlying investments and held for investment purposes, involve varying elements of credit and market risk. We were committed to fund $2.7 million and $1.6 million as of December 31, 2006 and 2005, respectively, in commercial mortgage loans, which will be held for investment purposes.

   We had limited partnership commitments outstanding of $23.5 million and $0.3 million as of December 31, 2006 and 2005, respectively.

   Litigation

   We face a significant risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts,

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)

including punitive and treble damages, which may remain unknown for substantial periods of time. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition or results of operations. At this time, it is not feasible to predict or determine the ultimate outcomes of all pending investigations and legal proceedings or to provide reasonable ranges of potential losses.

   Guarantees

   We guaranteed the payment of certain structured settlement benefits sold by Assigned Settlement, Inc., our wholly-owned subsidiary, from March 2004 through December 2005 which were funded by products of our parent and one of our affiliates. The structured settlement reserves related to this guarantee were $275.3 million as of December 31, 2006.

(10) Fair Value of Financial Instruments

   Assets and liabilities that are reflected in the consolidated financial statements at fair value are not included in the following disclosure of fair value; such items include cash and cash equivalents, investment securities, separate accounts, other invested assets and derivative financial instruments. Other financial assets and liabilities--those not carried at fair value or disclosed separately--are discussed below. Apart from certain derivative instruments and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must often be determined using models. The fair value estimates are made at a specific point in time, based upon available market information and judgments about the financial instruments, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time our entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the financial instrument.

   The basis on which we estimate fair values is as follows:

   Commercial mortgage loans. Based on quoted market prices, recent transactions and/or discounted future cash flows, using current market rates at which similar loans would have been made to similar borrowers.

   Other financial instruments. Based on comparable market transactions, discounted future cash flows, quoted market prices and/or estimates of the cost to terminate or otherwise settle obligations.

   Borrowings. Based on quoted market prices or comparable market transactions.

   Investment contract benefits. Based on expected future cash flows, discounted at currently offered discount rates for immediate annuity contracts or cash surrender value for single premium deferred annuities.

   All other instruments. Based on comparable market transactions, discounted future cash flows, quoted market prices and /or estimates of the cost to terminate or otherwise settle obligations.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   The following represents the fair value of financial assets and liabilities as of December 31:

                                                    2006                          2005
                                        ----------------------------- -----------------------------
                                        Notional  Carrying Estimated  Notional  Carrying Estimated
(Amounts in millions)                    amount    amount  fair value  amount    amount  fair value
---------------------                   --------  -------- ---------- --------  -------- ----------
Assets:
   Commercial mortgage loans...........  $    (a) $1,258.8  $1,254.4    $   (a) $1,042.1  $1,054.7
   Other financial instruments.........       (a)     23.1      32.3        (a)     19.6      27.0
Liabilities:
   Borrowings..........................       (a)     16.1      16.1        (a)       --        --
   Investment contract benefits........       (a)  6,685.9   6,625.9        (a)  5,888.3   5,835.0
Other firm commitments:
   Ordinary course of business lending
     commitments.......................    2.7          --        --     1.6          --        --
   Commitments to fund limited
     partnerships......................   23.5          --        --     0.3          --        --

--------
(a)These financial instruments do not have notional amounts.

   Our business activities routinely deal with fluctuations in interest rates and other asset prices. We use derivative financial instruments to mitigate or eliminate certain of these risks. We follow strict policies for managing each of these risks, including prohibition on derivatives market-making, speculative derivatives trading or other speculative derivatives activities. These policies require the use of derivative instruments in concert with other techniques to reduce or eliminate these risks.

   A reconciliation of current period changes, net of applicable income taxes, in the separate component of stockholders' equity labeled "derivatives qualifying as hedges" for the years ended December 31 follows:

(Amounts in millions)                                                                            2006   2005
---------------------                                                                           -----  -----
Derivatives qualifying as effective hedges as of January 1..................................... $ 1.1  $ 3.3
Current period decreases (increases) in fair value, net of deferred taxes of $0.0 and $(0.2)...    --    0.4
Reclassification to net income, net of deferred taxes of $0.3 and $1.7.........................  (0.5)  (2.6)
                                                                                                -----  -----
Balance as of December 31...................................................................... $ 0.6  $ 1.1
                                                                                                =====  =====

   Derivatives qualifying as hedges amounting to $0.6 million, net of taxes, recorded in stockholders' equity at December 31, 2006 is expected to be reclassified to future income, concurrently with and primarily offsetting changes in interest expense and interest income on floating-rate instruments. Of this amount, $0.1 million, net of income taxes, is expected to be reclassified to income in the year ending December 31, 2007. Actual amounts may vary from this amount as a result of market conditions. All forecasted transactions currently being hedged are expected to occur by 2035. No amounts were reclassified to income during the years ended December 31, 2006 and 2005 in connection with forecasted transactions that were no longer considered probable of occurring.

   Positions in derivative instruments. The fair value of derivative instruments, including interest rate swaps, equity index options and financial futures, are based upon pricing valuation models which utilize independent

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)

third-party data as inputs. The following table sets forth our positions in derivative instruments and the estimated fair values as of the dates indicated:

                                                 December 31,
                                    ---------------------------------------
                                           2006                2005
                   -                ------------------- -------------------
                                    Notional Estimated  Notional Estimated
     (Amounts in millions)           value   fair value  value   fair value
     ---------------------          -------- ---------- -------- ----------
     Interest rate swaps........... $1,276.6   $ 8.2     $ 96.5     $1.1
     Equity index options..........    271.9    16.4       31.0      2.5
     Financial futures.............     18.5      --        8.8      0.1
                                    --------   -----     ------     ----
            Total.................. $1,567.0   $24.6     $136.3     $3.7
                                    ========   =====     ======     ====

   As of December 31, 2006 and 2005, the fair value of derivatives in a gain position and recorded in other invested assets was $30.2 million and $6.5 million, respectively, and the fair value of derivatives in a loss position and recorded in other liabilities was $5.6 million and $2.8 million, respectively.

   Income effects of derivatives. In the context of hedging relationships, "effectiveness" refers to the degree to which fair value changes in the hedging instrument offset corresponding fair value changes in the hedged item attributable to the risk being hedged. Certain elements of hedge positions cannot qualify for hedge accounting whether effective or not, and must therefore be marked to market through income. Time value of purchased options is the most common example of such elements in instruments we use. There was no ineffectiveness reported in the fair value of hedge positions for the twelve months ended December 31, 2006 and 2005. There were no amounts excluded from the measure of effectiveness in the twelve months ended December 31, 2006 and 2005 related to the hedge of future cash flows.

   Derivative counterparty credit risk. We manage counterparty credit risk on an individual counterparty basis, which means that gains and losses are netted for each counterparty to determine the amount at risk. When a counterparty exceeds credit exposure limits in terms of amounts owed to us, typically as the result of changes in market conditions, no additional transactions are executed until the exposure with that counterparty is reduced to an amount that is within the established limit. The swaps that are executed under master swap agreements containing mutual credit downgrade provisions that provide the ability to require assignment or replacement in the event either parties unsecured debt rating is downgraded below Moody's "Baa" or S&P's "BBB." If the downgrade provisions had been triggered as of December 31, 2006, we could have been required to disburse up to $1.6 million and claim up to $26.2 million from counterparties. This represents the fair value of losses and gains by counterparty. As of December 31, 2006 and 2005, gross fair value gains were $26.2 million and $6.4 million, respectively. As of December 31, 2006 and 2005, gross fair value losses were $1.6 million and $2.7 million, respectively.

   Swaps and purchased options with contractual maturities longer than one year are conducted within our approved credit policy constraints. Our policy permits us to enter into derivative transactions with counterparties rated "A2" by Moody's and "A" by S&P's if the agreements governing such transactions require both us and the counterparties to provide collateral in certain circumstances.

(11) Supplemental Cash Flow Information

   Net cash paid (received) for federal and state taxes was $2.5 million, $(15.5) million and $38.1 million for the years ended December 31, 2006, 2005 and 2004, respectively.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   For a discussion of dividends paid to stockholders, see note 13. In connection with the reinsurance transaction with UFLIC in 2004 discussed in note 5, we completed several non-cash transactions. These transactions included the transfer of the assets and liabilities. The following table details these transactions as well as other non-cash items:

   Supplemental schedule of non-cash investing and financing activities

                                                                  Years ended December 31,
                                                                  ----------------------
(Amounts in millions)                                             2006    2005     2004
---------------------                                             -----  ------ ---------
Excluded net assets:
   Assets........................................................ $  --  $   -- $ 2,834.9
   Liabilities...................................................    --      --  (2,840.4)
                                                                  -----  ------ ---------
   Net assets transferred........................................ $  --  $   -- $    (5.5)
                                                                  =====  ====== =========
Other non-cash transactions:
   Change in collateral for securities lending transactions...... $  --  $ 23.8 $   (23.8)
   Dividends paid to stockholders................................    --   440.3     379.1
   Tax contingencies and other tax related items.................  18.2      --        --
                                                                  -----  ------ ---------
   Total other non-cash transactions............................. $18.2  $464.1 $   355.3
                                                                  =====  ====== =========

(12) Non-controlled Entities

   We have used third-party entities to facilitate asset securitizations. Disclosure requirements related to off-balance sheet arrangements encompass a broader array of arrangements than those at risk for consolidation. These arrangements include transactions with conduits that are sponsored by third parties.

   The following table summarizes the current balance of assets sold to SPEs as of December 31:

          (Amounts in millions)                          2006   2005
          ---------------------                         ------ ------
          Assets secured by:
             Commercial mortgage loans................. $ 77.1 $ 96.5
             Fixed maturities..........................   39.8   66.1
             Other receivables.........................   86.7   91.5
                                                        ------ ------
                 Total assets.......................... $203.6 $254.1
                                                        ====== ======

   Each of the categories of assets shown in the table above represents portfolios of assets that are highly rated. Examples of each category include: commercial mortgage loans--loans on diversified commercial property; fixed maturities--domestic and foreign, corporate and government securities; other receivables--primarily policy loans.

   We evaluate the economic, liquidity and credit risk related to the above SPEs and believe that the likelihood is remote that any such arrangements could have a significant adverse effect on our operations, cash flows, or financial position. Financial support for certain SPEs is provided under credit support agreements, in which Genworth provides limited recourse for a maximum of $119.0 million of credit losses in such entities. Assets with credit support are funded by demand notes that are further enhanced with support provided by GE Capital.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)

We may record liabilities, for such guarantees based on our best estimate of probable losses. To date, no SPE has incurred a loss.

   Sales of securitized assets to SPEs result in a gain or loss amounting to the net of sales proceeds, the carrying amount of net assets sold, the fair value of servicing rights and retained interests and an allowance for losses. There were no off-balance sheet securitization transactions in 2006, 2005 and 2004.

   Retained interests and recourse obligations related to such sales that are recorded in fixed maturities in our consolidated financial statements are as follows:

                                                   December 31,
                                               ---------------------
                                                  2006       2005
                                               ---------- ----------
                                                    Fair       Fair
           (Amounts in millions)               Cost value Cost value
           ---------------------               ---- ----- ---- -----
           Retained interests--assets......... $5.6 $12.2 $8.0 $10.4
           Servicing assets...................   --    --   --    --
           Recourse liability.................   --    --   --    --
                                               ---- ----- ---- -----
           Total.............................. $5.6 $12.2 $8.0 $10.4
                                               ==== ===== ==== =====

   Retained interests. In certain securitization transactions, we retain an interest in transferred assets. Those interests take various forms and may be subject to credit prepayment and interest rate risks. When we securitize receivables, we determine fair value based on discounted cash flow models that incorporate, among other things, assumptions including credit losses, prepayment speeds and discount rates. These assumptions are based on our experience, market trends and anticipated performance related to the particular assets securitized. Subsequent to recording retained interests, we review recorded values quarterly in the same manner and using current assumptions.

   Servicing assets. Following a securitization transaction, we retain the responsibility for servicing the receivables, and as such, are entitled to receive an ongoing fee based on the outstanding principal balances of the receivables. There are no servicing assets nor liabilities recorded as the benefits of servicing the assets are adequate to compensate an independent servicer for its servicing responsibilities.

   Recourse liability. As described previously, under credit support agreements we provide recourse for credit losses in special purpose entities. We provide for expected credit losses under these agreements and such amounts approximate fair value.

(13) Restrictions on Dividends

   Insurance companies are restricted by state regulations departments as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with thirty days prior written notice within certain limits. The limits are generally based on the greater of 10% of the prior year surplus or prior year net gain from operations. Dividends in excess of the prescribed limits on our earned surplus require formal approval from the Bureau of Insurance. Based on statutory results as of December 31, 2006, we are able to distribute $167.2 million in dividends in 2007 without obtaining regulatory approval.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   In 2006, we did not declare or pay any common stock dividend. In 2005, we declared and paid a common stock dividend of $440.3 million consisting of securities. In 2004, concurrently with the consummation of the reinsurance transactions with UFLIC, we paid a dividend to our stockholder consisting of cash and securities. A portion of this dividend, together with amounts paid by certain of our affiliates, was used by GE Financial Assurance Holdings, Inc. to make a capital contribution to UFLIC. The aggregate value of the dividend was $409.5 million, consisting of cash in the amount of $30.4 million and securities in the amount of $379.1 million.

   In addition to the common stock dividends, we declared and paid preferred stock dividends of $9.6 million for each of the years ended December 31, 2006, 2005 and 2004. Dividends on the Series A Preferred Stock are cumulative and are payable semi-annually when, and if, declared by the Board of Directors at an annual rate of 8.0% of the par value. On December 29, 2006, we redeemed 10,000 shares of our 120,000 Series A Preferred Stock, par value $1,000 per share. We paid an additional $0.1 million in accrued dividends on the redeemed shares. On January 22, 2007, the Board of Directors authorized the redemption of the remaining 110,000 outstanding shares of Series A Preferred Stock for $110.0 million for par value and $2.2 million in accrued dividends on the redeemed shares. We filed the required Bureau of Insurance notifications on January 24, 2007 and expect to finalize the redemption in March 2007.

(14) Supplemental Statutory Financial Data

   We file financial statements with state insurance regulatory authorities and the NAIC that are prepared on an accounting basis prescribed by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income and stockholders' equity. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. We have no permitted accounting practices.

   For the years ended December 31, statutory net income and statutory capital and surplus is summarized below:

       (Amounts in millions)                          2006   2005   2004
       ---------------------                         ------ ------ ------
       Statutory net income......................... $169.6 $144.4 $105.8
       Statutory capital and surplus................  587.8  476.0  817.2

   The NAIC has adopted Risk Based Capital ("RBC") requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with
(i) asset risk, (ii) insurance risk, (iii) interest rate risk and (iv) business risks. The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, we periodically monitor our RBC level. As of December 31, 2006 and 2005, we exceeded the minimum required RBC levels.

(15) Segment Information

   We conduct our operations in two business segments: (1) Retirement Income and Investments, which includes deferred annuities, individual variable annuities, group variable annuities designed for retirement plans, variable life insurance and specialized products, including GICs, funding agreements, FABNs and a reinsured block of structured settlements; and (2) Protection, which includes universal life insurance, interest-sensitive whole life insurance and Medicare supplement insurance. We also have Corporate and Other which includes unallocated net investment gains (losses), corporate income, expenses and income taxes.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   In 2006, we began to allocate net investment gains (losses) from Corporate and Other to our Retirement Income and Investments and Protection segments using an approach based principally upon the investment portfolio established to support each of those segments' products and targeted capital levels. Prior to 2006, all net investment gains (losses) were recorded in Corporate and Other and were not reflected in the results of any of our segments.

   We use the same accounting policies and procedures to measure segment income and assets as we use to measure our consolidated net income and assets. Segment income represents the basis on which the performance of our business is assessed by management. Premiums and fees, other income, benefits and acquisition and operating expenses and policy related amortization are attributed directly to each operating segment. Net investment income and invested assets are allocated based on the assets required to support the underlying liabilities and capital of the products included in each segment.

   See note (1)(c) for further discussion of our principal product lines within the aforementioned segments.

   The following is a summary of our segments and Corporate and Other activities as of and for the year ended December 31, 2006:

                                                        Retirement
                                                        Income and             Corporate
(Amounts in millions)                                   Investments Protection and Other Consolidated
---------------------                                   ----------- ---------- --------- ------------
Net investment income..................................  $   269.8   $  141.2   $ 16.5    $   427.5
Net investment gains (losses)..........................       (7.7)      (1.1)     7.2         (1.6)
Premiums...............................................         --       96.3       --         96.3
Other revenues.........................................       91.4      131.2       --        222.6
                                                         ---------   --------   ------    ---------
   Total revenues......................................      353.5      367.6     23.7        744.8
                                                         ---------   --------   ------    ---------
Interest credited, benefits and other changes in
  policy reserves......................................      246.1      257.9       --        504.0
Acquisition and operating expenses, net of deferrals...       39.9       30.6      6.0         76.5
Amortization of deferred acquisition costs and
  intangibles..........................................       23.5       21.4       --         44.9
                                                         ---------   --------   ------    ---------
Total benefits and expenses............................      309.5      309.9      6.0        625.4
                                                         ---------   --------   ------    ---------
Income before income taxes.............................       44.0       57.7     17.7        119.4
Provision for income taxes.............................        7.8       20.5     22.8         51.1
                                                         ---------   --------   ------    ---------
Net income (loss)......................................  $    36.2   $   37.2   $ (5.1)   $    68.3
                                                         =========   ========   ======    =========
Total assets...........................................  $17,901.2   $2,615.9   $703.1    $21,220.2
                                                         =========   ========   ======    =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   The following is a summary of our segments and Corporate and Other activities as of and for the year ended December 31, 2005:

                                                        Retirement
                                                        Income and             Corporate
(Amounts in millions)                                   Investments Protection and Other Consolidated
---------------------                                   ----------- ---------- --------- ------------
Net investment income..................................  $   229.5   $  141.0   $ 41.2    $   411.7
Net investment gains (losses)..........................         --         --     (4.5)        (4.5)
Premiums...............................................        0.1      103.4       --        103.5
Other revenues.........................................       58.6      135.9       --        194.5
                                                         ---------   --------   ------    ---------
   Total revenues......................................      288.2      380.3     36.7        705.2
                                                         ---------   --------   ------    ---------
Interest credited, benefits and other changes in
  policy reserves......................................      194.1      265.4       --        459.5
Acquisition and operating expenses, net of deferrals...       33.3       34.6     22.0         89.9
Amortization of deferred acquisition costs and
  intangibles..........................................       20.1       80.9       --        101.0
                                                         ---------   --------   ------    ---------
   Total benefits and expenses.........................      247.5      380.9     22.0        650.4
                                                         ---------   --------   ------    ---------
Income (loss) before income taxes......................       40.7       (0.6)    14.7         54.8
Provision for income taxes.............................        3.2       20.2      1.9         25.3
                                                         ---------   --------   ------    ---------
Net income (loss)......................................  $    37.5   $  (20.8)  $ 12.8    $    29.5
                                                         =========   ========   ======    =========
Total assets...........................................  $15,507.4   $2,680.0   $694.6    $18,882.0
                                                         =========   ========   ======    =========

   The following is a summary of our segments and Corporate and Other activities for the year ended December 31, 2004:

                                                                   Retirement
                                                                   Income and             Corporate
(Amounts in millions)                                              Investments Protection and Other Consolidated
---------------------                                              ----------- ---------- --------- ------------
Net investment income.............................................   $238.5      $140.3    $  42.2    $ 421.0
Net investment gains (losses).....................................       --          --        5.7        5.7
Premiums..........................................................      0.4        96.4         --       96.8
Other revenues....................................................     40.0       136.4         --      176.4
                                                                     ------      ------    -------    -------
   Total revenues.................................................    278.9       373.1       47.9      699.9
                                                                     ------      ------    -------    -------
Interest credited, benefits and other changes in policy reserves..    202.4       271.6         --      474.0
Acquisition and operating expenses, net of deferrals..............     17.1        31.1       15.0       63.2
Amortization of deferred acquisition costs and intangibles........     78.6        28.7         --      107.3
                                                                     ------      ------    -------    -------
   Total benefits and expenses....................................    298.1       331.4       15.0      644.5
                                                                     ------      ------    -------    -------
Income (loss) before income taxes and cumulative effect of change
  in accounting principle.........................................    (19.2)       41.7       32.9       55.4
Provision (benefit) for income taxes..............................      8.2        14.8     (166.3)    (143.3)
                                                                     ------      ------    -------    -------
Net income (loss) before cumulative effect of change in accounting
  principle.......................................................    (27.4)       26.9      199.2      198.7
Cumulative effect of change in accounting principle, net of tax...      0.7          --         --        0.7
                                                                     ------      ------    -------    -------
Net income (loss).................................................   $(26.7)     $ 26.9    $ 199.2    $ 199.4
                                                                     ======      ======    =======    =======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


(16) Quarterly Financial Data (unaudited)

   Our unaudited summarized quarterly financial data for the years ended December 31, were as follows:

                               First Quarter Second Quarter Third Quarter  Fourth Quarter
                               ------------- -------------  -------------  -------------
(Amounts in millions)           2006   2005   2006    2005   2006   2005    2006    2005
---------------------          ------ ------ ------  ------ ------ ------  ------  ------
Net investment income......... $ 91.9 $107.8 $108.1  $ 98.1 $104.1 $101.5  $123.4  $104.3
                               ====== ====== ======  ====== ====== ======  ======  ======
Total revenues................ $165.4 $184.1 $175.2  $170.9 $181.4 $172.3  $222.8  $177.9
                               ====== ====== ======  ====== ====== ======  ======  ======
Net income (loss)............. $  9.9 $ 27.0 $ 19.1  $ 15.4 $ 23.3 $(37.9) $ 16.0  $ 25.0
                               ====== ====== ======  ====== ====== ======  ======  ======

(17) Pro Forma Condensed Combined Financial Information (unaudited)

   On January 1, 2007, FHL and FCL merged with and into GLAIC. The consolidated financial statements for GLAIC will be represented in the first quarter of 2007 as if the mergers had been effective for all periods and were accounted for as a pooling of interests for entities under common control as GLAIC, FHL and FCL are all wholly-owned subsidiaries of Genworth. As the mergers of FHL and FCL will be accounted for as a pooling of interests, we will present pro forma combined financial information for the three years ended December 31, 2006 for the income statement and as of December 31, 2006 for the balance sheet.

   Upon consummation of the FHL and FCL mergers, GLAIC transferred its ownership of AML, formerly a wholly-owned subsidiary of FCL, to GLICNY, an affiliate, in exchange for a non-majority ownership interest in GLICNY. AML merged into GLICNY with GLICNY being the surviving entity.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   The following is unaudited condensed combined financial information for GLAIC Merged prepared on a pro forma basis as if the mergers of FHL and FCL occurred on January 1, 2004 and the AML and GLICNY transfer occurred on January 1, 2006 for the periods indicated:

                                                         For the year ended December 31, 2006
                                     ----------------------------------------------------------------------------
                                                                                            Pro forma
                                                                                          adjustments--
                                                                                           transfer of
                                      Historical                                            American
                                     Genworth Life   Historical                             Mayflower
                                      and Annuity   Federal Home                  Pro         Life
                                       Insurance   Life Insurance                forma      Insurance
                                      Company and   Company and                historical  Company of
                                     Subsidiaries   Subsidiaries  Eliminations  combined    New York    Pro forma
                                     ------------- -------------- ------------ ---------- ------------- ---------
Revenues:
    Premiums........................    $ 96.3        $1,036.0       $  --      $1,132.3     $(38.1)(b) $1,094.2
    Net investment income...........     427.5           689.4          --       1,116.9      (46.8)(b)  1,070.1
    Net investment gains
     (losses).......................      (1.6)            4.7          --           3.1        1.0(b)       4.1
    Policy fees and other income....     222.6           169.7        (9.5)(a)     382.8       (2.1)(b)    380.7
                                        ------        --------       -----      --------     ------     --------
       Total revenues...............     744.8         1,899.8        (9.5)      2,635.1      (86.0)     2,549.1
                                        ------        --------       -----      --------     ------     --------
Benefits and expenses:
    Benefits and other changes in
     policy reserves................     185.8           916.1          --       1,101.9      (40.3)(b)  1,061.6
    Interest credited...............     318.2           188.0        (9.5)(a)     496.7      (16.0)(b)    480.7
    Acquisition and operating
     expenses, net of deferrals.....      76.5           193.9          --         270.4       (0.2)(b)    270.2
    Amortization of deferred
     acquisition costs and
     intangibles....................      44.9            39.2          --          84.1       (1.4)(b)     82.7
    Interest expense................        --           134.0          --         134.0         --        134.0
                                        ------        --------       -----      --------     ------     --------
       Total benefits and
        expenses....................     625.4         1,471.2        (9.5)      2,087.1      (57.9)     2,029.2
                                        ------        --------       -----      --------     ------     --------
Income before income taxes..........     119.4           428.6          --         548.0      (28.1)       519.9
Provision (benefit) for income
 taxes..............................      51.1           137.3          --         188.4      (10.0)(b)    178.4
Equity in net income of
 unconsolidated subsidiary..........        --              --          --            --       17.3(c)      17.3
                                        ------        --------       -----      --------     ------     --------
Net income (loss)...................    $ 68.3        $  291.3       $  --      $  359.6     $ (0.8)    $  358.8
                                        ======        ========       =====      ========     ======     ========

--------
(a)Reflects adjustment to eliminate the intercompany reinsurance between GLAIC and FCL related to the FABN program.
(b)Reflects adjustments to exclude amounts included in our historical combined financial information relating to the results of operations of AML that were transferred in connection with the transfer of ownership of AML to GLICNY immediately following consummation of the mergers of FHL and FCL with and into GLAIC.
(c)Reflects equity in income of unconsolidated subsidiary for GLAIC's non-majority ownership interest in GLICNY.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


                                                            For the year ended December 31, 2005
                                               -------------------------------------------------------------
                                                Historical
                                               Genworth Life   Historical
                                                and Annuity   Federal Home
                                                 Insurance   Life Insurance
                                                Company and   Company and                Pro forma historical
                                               Subsidiaries   Subsidiaries  Eliminations       combined
                                               ------------- -------------- ------------ --------------------
Revenues:
   Premiums...................................    $103.5        $1,008.9        $--            $1,112.4
   Net investment income......................     411.7           606.9         --             1,018.6
   Net investment gains (losses)..............      (4.5)           (5.2)        --                (9.7)
   Policy fees and other income...............     194.5           167.8         --               362.3
                                                  ------        --------        ---            --------
       Total revenues.........................     705.2         1,778.4         --             2,483.6
                                                  ------        --------        ---            --------
Benefits and expenses:
   Benefits and other changes in policy
     reserves.................................     190.4           954.7         --             1,145.1
   Interest credited..........................     269.1           186.9         --               456.0
   Acquisition and operating expenses, net of
     deferrals................................      89.9           148.0         --               237.9
   Amortization of deferred acquisition costs
     and intangibles..........................     101.0            76.4         --               177.4
   Interest expense...........................        --            48.7         --                48.7
                                                  ------        --------        ---            --------
       Total benefits and expenses............     650.4         1,414.7         --             2,065.1
                                                  ------        --------        ---            --------
Income before income taxes....................      54.8           363.7         --               418.5
Provision for income taxes....................      25.3           122.6         --               147.9
                                                  ------        --------        ---            --------
Net income....................................    $ 29.5        $  241.1        $--            $  270.6
                                                  ======        ========        ===            ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


                                                              For the year ended December 31, 2004
                                                 -------------------------------------------------------------
                                                  Historical
                                                 Genworth Life   Historical
                                                  and Annuity   Federal Home
                                                   Insurance   Life Insurance
                                                  Company and   Company and                Pro forma historical
                                                 Subsidiaries   Subsidiaries  Eliminations       combined
                                                 ------------- -------------- ------------ --------------------
Revenues:
   Premiums.....................................    $  96.8       $1,055.3        $--            $1,152.1
   Net investment income........................      421.0          543.1         --               964.1
   Net investment gains (losses)................        5.7            1.9         --                 7.6
   Policy fees and other income.................      176.4          147.0         --               323.4
                                                    -------       --------        ---            --------
       Total revenues...........................      699.9        1,747.3         --             2,447.2
                                                    -------       --------        ---            --------
Benefits and expenses:
   Benefits and other changes in policy
     reserves...................................      182.8        1,002.7         --             1,185.5
   Interest credited............................      291.2          195.8         --               487.0
   Acquisition and operating expenses, net of
     deferrals..................................       63.2          107.5         --               170.7
   Amortization of deferred acquisition costs
     and intangibles............................      107.3          104.9         --               212.2
   Interest expense.............................         --           24.5         --                24.5
                                                    -------       --------        ---            --------
       Total benefits and expenses..............      644.5        1,435.4         --             2,079.9
                                                    -------       --------        ---            --------
Income before income taxes and cumulative effect
  of change in accounting principle.............       55.4          311.9         --               367.3
Benefit for income taxes........................     (143.3)         (96.7)        --              (240.0)
                                                    -------       --------        ---            --------
Net income before cumulative effect of change in
  accounting principle..........................      198.7          408.6         --               607.3
Cumulative effect of change in accounting
  principle.....................................        0.7           (0.8)        --                (0.1)
                                                    -------       --------        ---            --------
Net income......................................    $ 199.4       $  407.8        $--            $  607.2
                                                    =======       ========        ===            ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   The following is unaudited condensed combined financial information for GLAIC Merged prepared on a pro forma basis as if the mergers of FHL and FCL and the AML and GLICNY transfer occurred on December 31, 2006:

                                                                      As of December 31, 2006
                                         ---------------------------------------------------------------------------------
                                                                                                 Pro forma
                                                                                               adjustments--
                                                                                                transfer of
                                          Historical                                             American
                                         Genworth Life   Historical                              Mayflower
                                          and Annuity   Federal Home                               Life
                                           Insurance   Life Insurance              Pro forma     Insurance
                                          Company and   Company and                historical   Company of
                                         Subsidiaries   Subsidiaries  Eliminations  combined     New York        Pro forma
                                         ------------- -------------- ------------ ---------- -------------      ---------
Assets
    Total investments...................   $ 8,479.3     $11,663.2       $  --     $20,142.5    $  (872.3)(a)    $19,604.6
                                                                                                    334.4(b)
    Separate account assets.............    10,383.4            --          --      10,383.4           --         10,383.4
    Reinsurance recoverable.............     1,642.1       7,744.7          --       9,386.8       (321.7)(a)      9,065.1
    Other assets........................       715.4       3,878.0        (2.1)(c)   4,591.3       (183.2)(a)      4,408.1
                                           ---------     ---------       -----     ---------    ---------        ---------
       Total assets.....................   $21,220.2     $23,285.9       $(2.1)    $44,504.0    $(1,042.8)       $43,461.2
                                           =========     =========       =====     =========    =========        =========
Liabilities and stockholders' equity
    Policyholder liabilities............   $ 9,192.7     $15,665.2       $  --     $24,857.9    $  (845.6)(a)    $24,012.3
    Separate account liabilities........    10,383.4            --          --      10,383.4           --         10,383.4
    Non-recourse funding
     obligations........................          --       2,765.0          --       2,765.0           --          2,765.0
    All other liabilities...............       484.0       1,572.1        (2.1)(c)   2,054.0       (245.6)(a)      1,808.4
                                           ---------     ---------       -----     ---------    ---------        ---------
       Total liabilities................    20,060.1      20,002.3        (2.1)     40,060.3     (1,091.2)        38,969.1
                                           ---------     ---------       -----     ---------    ---------        ---------
          Total stockholders'
           equity.......................     1,160.1       3,283.6          --       4,443.7         48.4(a),(b)   4,492.1
                                           ---------     ---------       -----     ---------    ---------        ---------
          Total liabilities and
           stockholders'
           equity.......................   $21,220.2     $23,285.9       $(2.1)    $44,504.0    $(1,042.8)       $43,461.2
                                           =========     =========       =====     =========    =========        =========

--------
(a)Reflects adjustments to exclude amounts included in our historical combined financial information relating to the results of operations of AML that were transferred in connection with the transfer of ownership of AML to GLICNY immediately following consummation of the mergers of FHL and FCL with and into GLAIC.
(b)Reflects adjustments to include the non-majority ownership interest in GLICNY acquired in connection with the transfer of our ownership in AML.
(c)Reflects the elimination of intercompany balances between GLAIC and FHL Consolidated.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Genworth Life and Annuity Insurance Company:

   Under the date of March 12, 2007, we reported on the consolidated balance sheets of Genworth Life and Annuity Insurance Company and subsidiaries (the Company) as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2006, which are included herein. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedules included herein. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statement schedules based on our audits.

   In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

   As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain nontraditional long-duration contracts and separate accounts in 2004.

/s/ KPMG LLP

Richmond, Virginia
March 12, 2007

                                                                     Schedule I

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
       Summary of investments--other than investments in related parties
                               December 31, 2006
                             (Amounts in millions)

                                                      Amortized
                                                       cost or  Estimated  Carrying
Type of Investment                                      cost    fair value  value
------------------                                    --------- ---------- --------
Fixed maturities:
   Bonds:
       U.S. government, agencies and authorities..... $   29.2   $   29.4  $   29.4
       Government--non U.S...........................    127.7      141.8     141.8
       Public utilities..............................    219.2      218.9     218.9
       All other corporate bonds.....................  5,905.2    5,910.2   5,910.2
                                                      --------   --------  --------
          Total fixed maturities.....................  6,281.3    6,300.3   6,300.3
Equity securities....................................     23.2       24.2      24.2
Commercial mortgage loans............................  1,258.8      xxxxx   1,258.8
Policy loans.........................................    170.0      xxxxx     170.0
Other invested assets/(1)/...........................    425.8      xxxxx     427.7
                                                      --------   --------  --------
          Total investments.......................... $8,159.1      xxxxx  $8,181.0
                                                      ========   ========  ========

--------
/(1)/The amount shown in the Consolidated Balance Sheet for other invested assets differs from cost as other invested assets include derivatives which are reported at estimated fair value.



   See Accompanying Report of Independent Registered Public Accounting Firm.

                                                                   Schedule III

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                      Supplemental Insurance Information
                             (Amounts in millions)

                                                     Future Annuity
                                                      And Contract              Other
                                                       Benefits &            Policyholder
                                                       Liability             Liabilities
                                          Deferred   For Policy and           (Excluding
                                         Acquisition    Contract    Unearned   Unearned   Premium
Segment                                     Costs        Claims     Premiums  Premiums)   Revenue
-------                                  ----------- -------------- -------- ------------ -------
December 31, 2006:
   Retirement Income and Investments....   $365.2       $6,894.6     $  --      $134.5    $   --
   Protection...........................     67.3        2,146.1      18.4        (0.9)     96.3
   Corporate and Other..................       --             --        --          --        --
                                           ------       --------     -----      ------    ------
       Total............................   $432.5       $9,040.7     $18.4      $133.6    $ 96.3
                                           ======       ========     =====      ======    ======
December 31, 2005:
   Retirement Income and Investments....   $245.4       $6,095.0     $  --      $184.0    $  0.1
   Protection...........................     75.7        2,188.6      22.2         0.9     103.4
   Corporate and Other..................       --             --        --          --        --
                                           ------       --------     -----      ------    ------
       Total............................   $321.1       $8,283.6     $22.2      $184.9    $103.5
                                           ======       ========     =====      ======    ======
December 31, 2004:
   Retirement Income and Investments....                                                  $  0.4
   Protection...........................                                                    96.4
   Corporate and Other..................                                                      --
                                                                                          ------
       Total............................                                                  $ 96.8
                                                                                          ======

                                                        Interest                   Amortization
                                                       Credited &     Acquisition  of Deferred
                                            Net       Benefits and   and Operating Acquisition
                                         Investment Other Changes in Expenses, Net  Costs and   Premiums
Segment                                    Income   Policy Reserves  of Deferrals  Intangibles  Written
-------                                  ---------- ---------------- ------------- ------------ --------
December 31, 2006:
   Retirement Income and Investments....   $269.8        $246.1          $39.9        $ 23.5     $   --
   Protection...........................    141.2         257.9           30.6          21.4       91.9
   Corporate and Other..................     16.5            --            6.0            --         --
                                           ------        ------          -----        ------     ------
       Total............................   $427.5        $504.0          $76.5        $ 44.9     $ 91.9
                                           ======        ======          =====        ======     ======
December 31, 2005:
   Retirement Income and Investments....   $229.5        $194.1          $33.3        $ 20.1     $  0.4
   Protection...........................    141.0         265.4           34.6          80.9      102.7
   Corporate and Other..................     41.2            --           22.0            --         --
                                           ------        ------          -----        ------     ------
       Total............................   $411.7        $459.5          $89.9        $101.0     $103.1
                                           ======        ======          =====        ======     ======
December 31, 2004:
   Retirement Income and Investments....   $238.5        $202.4          $17.1        $ 78.6     $  0.3
   Protection...........................    140.3         271.6           31.1          28.7       97.1
   Corporate and Other..................     42.2            --           15.0            --         --
                                           ------        ------          -----        ------     ------
       Total............................   $421.0        $474.0          $63.2        $107.3     $ 97.4
                                           ======        ======          =====        ======     ======

   See Accompanying Report of Independent Registered Public Accounting Firm.

         Genworth Life and Annuity Insurance Company and Subsidiaries
                       Consolidated Financial Statements

                                   Contents

                                                                                                  Page
                                                                                                  -----
Report of Independent Registered Public Accounting Firm..........................................  FI-1
Consolidated Statements of Income for the years ended December 31, 2006, 2005 and 2004...........  FI-2
Consolidated Balance Sheets as of December 31, 2006 and 2005.....................................  FI-3
Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 2006,
  2005 and 2004..................................................................................  FI-4
Consolidated Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004.......  FI-5
Notes to Consolidated Financial Statements.......................................................  FI-6
Report of Independent Registered Public Accounting Firm on Financial Statement Schedules......... FI-44
Schedule I, Summary of Investments--other than investments in related parties.................... FI-45
Schedule III, Supplemental Insurance Information................................................. FI-46

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Genworth Life and Annuity Insurance Company:

   We have audited the accompanying consolidated balance sheets of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   The consolidated financial statements give retroactive effect to the mergers of Genworth Life and Annuity Insurance Company, Federal Home Life Insurance Company and First Colony Life Insurance Company on January 1, 2007, which have been accounted for as a pooling of interests as described in Note 1 to the consolidated financial statements. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling-of-interests method in financial statements that do not include the date of consummation. However, they will become the historical consolidated financial statements of Genworth Life and Annuity Insurance Company and subsidiaries after financial statements covering the date of consummation of the business combination are issued.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles applicable after financial statements are issued for a period which includes the date of consummation of the business combination.

   As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain nontraditional long-duration contracts and separate accounts in 2004.

/s/ KPMG LLP

Richmond, Virginia
March 12, 2007

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                       Consolidated Statements of Income
                             (Amounts in millions)

                                                                           Years ended December 31,
                                   -                                     ---------------------------
                                                                           2006     2005      2004
                                                                         -------- --------  --------
Revenues:
   Premiums............................................................. $1,132.3 $1,112.4  $1,152.1
   Net investment income................................................  1,116.9  1,018.6     964.1
   Net investment gains (losses)........................................      3.1     (9.7)      7.6
   Policy fees and other income.........................................    382.8    362.3     323.4
                                                                         -------- --------  --------
       Total revenues...................................................  2,635.1  2,483.6   2,447.2
                                                                         -------- --------  --------
Benefits and expenses:
   Benefits and other changes in policy reserves........................  1,101.9  1,145.1   1,185.5
   Interest credited....................................................    496.7    456.0     487.0
   Acquisition and operating expenses, net of deferrals.................    270.4    237.9     170.7
   Amortization of deferred acquisition costs and intangibles...........     84.1    177.4     212.2
   Interest expense.....................................................    134.0     48.7      24.5
                                                                         -------- --------  --------
       Total benefits and expenses......................................  2,087.1  2,065.1   2,079.9
                                                                         -------- --------  --------
Income before income taxes and cumulative effect of change in accounting
  principle.............................................................    548.0    418.5     367.3
Provision (benefit) for income taxes....................................    188.4    147.9    (240.0)
                                                                         -------- --------  --------
Net income before cumulative effect of change in accounting principle...    359.6    270.6     607.3
Cumulative effect of change in accounting principle, net of tax of $0.0
  million...............................................................       --       --      (0.1)
                                                                         -------- --------  --------
Net income.............................................................. $  359.6 $  270.6  $  607.2
                                                                         ======== ========  ========



                See Notes to Consolidated Financial Statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                          Consolidated Balance Sheets
           (Amounts in millions, except share and per share amounts)

                                                                                          December 31,
                                                                                      -------------------
                                                                                        2006       2005
                                                                                      --------- ---------
Assets
   Investments:
       Fixed maturities available-for-sale, at fair value............................ $15,962.7 $13,566.5
       Equity securities available-for-sale, at fair value...........................      35.8      29.1
       Commercial mortgage loans.....................................................   2,917.1   2,680.2
       Policy loans..................................................................     486.7     471.5
       Other invested assets ($429.8 and $483.6 restricted)..........................     740.2     980.9
                                                                                      --------- ---------
              Total investments......................................................  20,142.5  17,728.2
   Cash and cash equivalents.........................................................     423.8     555.0
   Accrued investment income.........................................................     172.3     159.4
   Deferred acquisition costs........................................................   2,660.0   2,149.6
   Goodwill..........................................................................     471.2     471.2
   Intangible assets.................................................................     520.7     563.1
   Reinsurance recoverable...........................................................   9,386.8  10,187.0
   Other assets......................................................................     343.3     437.8
   Separate account assets...........................................................  10,383.4   8,777.3
                                                                                      --------- ---------
              Total assets........................................................... $44,504.0 $41,028.6
                                                                                      ========= =========
Liabilities and stockholders' equity
   Liabilities:
       Future annuity and contract benefits.......................................... $24,371.6 $23,443.0
       Liability for policy and contract claims......................................     279.3     322.1
       Other policyholder liabilities................................................     207.0     246.8
       Deferred income tax liability.................................................   1,004.5     799.9
       Non-recourse funding obligations..............................................   2,765.0   1,400.0
       Other liabilities ($436.6 and $487.1 restricted)..............................   1,049.5   1,434.0
       Separate account liabilities..................................................  10,383.4   8,777.3
                                                                                      --------- ---------
              Total liabilities......................................................  40,060.3  36,423.1
                                                                                      --------- ---------
   Commitments and contingencies

   Stockholders' equity:
       Preferred stock, Cumulative Series A ($1,000 par value, $1,000 redemption and liquidation value, 200,000 shares authorized, 110,000 and 120,000 shares issued and outstanding as of December 31, 2006 and 2005,
         respectively)...............................................................     110.0     120.0
       Common stock ($1,000 par value, 50,000 shares authorized, 25,651 shares
         issued and outstanding).....................................................      25.6      25.6
       Additional paid-in capital....................................................   4,025.3   4,020.1
                                                                                      --------- ---------
       Accumulated other comprehensive income (loss):
          Net unrealized investment gains (losses)...................................      21.7      84.1
          Derivatives qualifying as hedges...........................................       0.3       0.9
          Additional minimum pension liability.......................................        --      (3.3)
                                                                                      --------- ---------
       Total accumulated other comprehensive income (loss)...........................      22.0      81.7
       Retained earnings.............................................................     260.8     358.1
                                                                                      --------- ---------
              Total stockholders' equity.............................................   4,443.7   4,605.5
                                                                                      --------- ---------
              Total liabilities and stockholders' equity............................. $44,504.0 $41,028.6
                                                                                      ========= =========

                See Notes to Consolidated Financial Statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

          Consolidated Statements of Changes in Stockholders' Equity
                             (Amounts in millions)

                                                                    Accumulated
                                                        Additional     other                  Total
                                       Preferred Common  paid-in   comprehensive Retained stockholders'
                                         stock   stock   capital   income (loss) earnings    equity
                                       --------- ------ ---------- ------------- -------- -------------
Balances as of December 31, 2003......  $120.0   $25.6   $4,144.2     $ 618.1    $ 765.6    $5,673.5
                                                                                            --------
Comprehensive income (loss):
   Net income.........................      --      --         --          --      607.2       607.2
   Net unrealized gains (losses) on
     investment securities............      --      --         --      (415.8)        --      (415.8)
   Derivatives qualifying as hedges...      --      --         --         1.5         --         1.5
   Additional minimum pension
     liability........................      --      --         --        (3.1)        --        (3.1)
                                                                                            --------
       Total comprehensive income
         (loss).......................                                                         189.8
Contributed capital...................      --      --        0.5          --         --         0.5
Dividends and other transactions with
  stockholders........................      --      --        2.9          --     (829.0)     (826.1)
                                        ------   -----   --------     -------    -------    --------
Balances as of December 31, 2004......   120.0    25.6    4,147.6       200.7      543.8     5,037.7
                                                                                            --------
Comprehensive income (loss):
   Net income.........................      --      --         --          --      270.6       270.6
   Net unrealized gains (losses) on
     investment securities............      --      --         --      (116.8)        --      (116.8)
   Derivatives qualifying as hedges...      --      --         --        (2.0)        --        (2.0)
   Additional minimum pension
     liability........................      --      --         --        (0.2)        --        (0.2)
                                                                                            --------
       Total comprehensive income
         (loss).......................                                                         151.6
Dividends and other transactions with
  stockholders........................      --      --     (127.5)         --     (456.3)     (583.8)
                                        ------   -----   --------     -------    -------    --------
Balances as of December 31, 2005......   120.0    25.6    4,020.1        81.7      358.1     4,605.5
                                                                                            --------
Comprehensive income (loss):
   Net income.........................      --      --         --          --      359.6       359.6
   Net unrealized gains (losses) on
     investment securities............      --      --         --       (62.4)        --       (62.4)
   Derivatives qualifying as hedges...      --      --         --        (0.6)        --        (0.6)
   Additional minimum pension
     liability........................      --      --         --         3.3         --         3.3
                                                                                            --------
       Total comprehensive income
         (loss).......................                                                         299.9
Redemption of preferred stock.........   (10.0)     --         --          --         --       (10.0)
Dividends and other transactions with
  stockholders........................      --      --        5.2          --     (456.9)     (451.7)
                                        ------   -----   --------     -------    -------    --------
Balances as of December 31, 2006......  $110.0   $25.6   $4,025.3     $  22.0    $ 260.8    $4,443.7
                                        ======   =====   ========     =======    =======    ========

                See Notes to Consolidated Financial Statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                     Consolidated Statements of Cash Flows
                             (Amounts in millions)

                                                                             Years ended December 31,
                                                                         -------------------------------
                                                                            2006       2005       2004
                                                                         ---------  ---------  ---------
Cash flows from operating activities:
   Net income........................................................... $   359.6  $   270.6  $   607.2
   Adjustments to reconcile net income to net cash from operating activities:
       Net investments (gains) losses...................................      (3.1)       9.7       (7.6)
       Charges assessed to policyholders................................    (295.2)    (303.5)    (280.1)
       Purchases of trading securities..................................     (49.3)     (15.0)        --
       Amortization of fixed maturity discounts and premiums............       0.3       14.7       22.5
       Acquisition costs deferred.......................................    (461.2)    (381.9)    (335.7)
       Amortization of deferred acquisition costs and intangibles.......      84.1      177.4      212.2
       Deferred income taxes............................................     236.0      393.5     (215.5)
       Change in certain assets and liabilities:
          Accrued investment income and other assets....................      32.5       (6.6)     142.0
          Insurance reserves............................................     718.0      674.1    1,006.1
          Other liabilities and policy-related balances.................       2.4     (363.3)      89.9
                                                                         ---------  ---------  ---------
       Net cash from operating activities...............................     624.1      469.7    1,241.0
                                                                         ---------  ---------  ---------
Cash flows from investing activities:
   Proceeds from sales of investment securities and other invested
     assets.............................................................   1,608.1    2,595.4      942.3
   Proceeds from maturities of investment securities and other invested
     assets.............................................................   1,970.4    1,536.3    2,199.5
   Principal collected on commercial mortgage loans.....................     228.0      483.3      455.8
   Purchases of investment securities and other invested assets.........  (6,187.2)  (3,675.8)  (3,569.9)
   Commercial mortgage loan originations................................    (461.4)    (611.8)    (497.6)
   Policy loans, net....................................................     (15.2)      (4.3)     (16.9)
   Short-term investment activity, net..................................     (12.0)      15.0      134.4
                                                                         ---------  ---------  ---------
       Net cash from investing activities...............................  (2,869.3)     338.1     (352.4)
                                                                         ---------  ---------  ---------
Cash flows from financing activities:
   Proceeds from issuance of investment contracts.......................   5,237.1    2,394.8    2,036.5
   Redemption and benefit payments on investment contracts..............  (4,047.0)  (3,502.1)  (2,802.6)
   Proceeds from secured borrowings from affiliate......................        --       30.1         --
   Proceeds from short-term borrowings and other, net...................     423.0      965.5      715.4
   Payments on short-term borrowings....................................    (394.4)    (997.9)    (712.8)
   Proceeds from issuance of non-recourse funding obligations...........   1,365.0      500.0      300.0
   Redemption of surplus notes..........................................        --         --      (21.8)
   Redemption of preferred stock........................................     (10.0)        --      (36.8)
   Dividends paid stockholders..........................................    (459.7)    (125.6)     (93.3)
                                                                         ---------  ---------  ---------
       Net cash from financing activities...............................   2,114.0     (735.2)    (615.4)
                                                                         ---------  ---------  ---------
       Net change in cash and cash equivalents..........................    (131.2)      72.6      273.2
   Cash and cash equivalents at beginning of year.......................     555.0      482.4      209.2
                                                                         ---------  ---------  ---------
   Cash and cash equivalents at end of year............................. $   423.8  $   555.0  $   482.4
                                                                         =========  =========  =========

                See Notes to Consolidated Financial Statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 Years Ended December 31, 2006, 2005 and 2004


(1) Summary of Significant Accounting Policies

   (a) Principles of Consolidation

   Genworth Life and Annuity Insurance Company (the "Company," "GLAIC," "we," "us," or "our" unless the context otherwise requires) is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired us on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

   On May 31, 2004, we became an direct, wholly-owned subsidiary of GLIC while remaining an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth"). Our preferred shares are owned by an affiliate, Brookfield Life Assurance Company Limited.

   On January 1, 2007, Federal Home Life Insurance Company ("FHL") and First Colony Life Insurance Company ("FCL") merged with and into GLAIC. GLAIC is the surviving entity. FHL and FCL were both stock life insurance companies operating under charters granted by the Commonwealth of Virginia and both were affiliates of the Company. We received regulatory approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia ("Bureau of Insurance"). The accompanying consolidated financial statements have been represented as if the mergers had been effective for all periods and were accounted for as a pooling of interests for entities under common control as the Company, FHL and FCL are all wholly-owned subsidiaries of Genworth.

   Upon consummation of the FHL and FCL mergers, GLAIC transferred its ownership of American Mayflower Life Insurance Company of New York ("AML"), formerly a wholly-owned subsidiary of FCL, to Genworth Life Insurance Company of New York ("GLICNY"), an affiliate, in exchange for a non-majority ownership interest in GLICNY. AML merged into GLICNY with GLICNY being the surviving entity. For these consolidated financial statements, AML was included for all periods presented as the mergers of FHL and FCL were accounted for as a pooling of interests for entities under common control.

   The accompanying consolidated financial statements include the historical operations and accounts of the Company and our subsidiaries which include Assigned Settlement, Inc., GNWLAAC Real Estate Holding, LLC, AML, Jamestown Life Insurance Company ("Jamestown"), River Lake Insurance Company ("River Lake I"), River Lake Insurance Company II ("River Lake II"), River Lake Insurance Company III ("River Lake III"), River Lake Insurance Company IV ("River Lake IV"), and Rivermont Life Insurance Company I ("Rivermont I"). All significant intercompany accounts and transactions have been eliminated in consolidation.

   (b) Basis of Presentation

   These consolidated financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates.

   (c) Products

   Our product offerings are divided along two major segments of consumer needs: (i) Protection and (ii) Retirement Income and Institutional, formerly known as Retirement Income and Investments.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   Protection products are intended to provide protection against financial hardship primarily after the death of an insured and to protect income and assets from other adverse economic impacts of significant health care costs. Our principal product lines under the Protection segment are term life insurance, universal life insurance, interest-sensitive whole life and Medicare supplement insurance.

   Retirement Income and Institutional contracts include deferred annuities for the retirement plan market (variable and fixed) and variable life insurance products that are investment vehicles and insurance contracts intended for contractholders who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Our guaranteed investment contracts ("GICs"), funding agreements and funding agreements backing notes ("FABNs") are investment contracts sold to institutional buyers. In 2006, we decided to discontinue the sale of structured settlement annuities. We do not expect this to have a material impact on the consolidated financial statements as the majority of our structured settlement business was reinsured to Union Fidelity Life Insurance Company ("UFLIC"), a former affiliate, in 2004.

   We distribute our products through three primary channels: financial intermediaries (banks, securities brokerage firms and independent broker/dealers), independent producers (brokerage general agencies, affluent market producer groups and specialized brokers) and dedicated sales specialists (affiliated networks of both accountants and personal financial advisors).

   (d) Premiums

   For traditional long-duration insurance contracts, we report premiums as earned when due. For short-duration insurance contracts, we report premiums as revenue over the terms of the related insurance policies on a pro-rata basis or in proportion to expected claims.

   Premiums received under annuity contracts without significant mortality risk and premiums received on investment and universal life products are not reported as revenues but rather as deposits and are included in liabilities for future annuity and contract benefits.

   (e) Net Investment Income and Net Investment Gains and Losses

   Investment income is recognized when earned. Investment gains and losses are calculated on the basis of specific identification.

   Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective or prospective method. Under the retrospective method, used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than AA or that are U.S. Agency backed) which cannot be contractually prepaid, amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return. As of December 31, 2006, all our mortgage-backed and asset-backed securities that have had subsequent revisions in yield, cash flow or prepayment assumptions were accounted for under the retrospective method.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   (f) Policy Fees and Other Income

   Policy fees and other income consist primarily of insurance charges assessed on universal life contracts, fees assessed against policyholder account values and surrender fee income. Charges to policyholder accounts for universal life cost of insurance is recognized as revenue when due. Variable product fees are charged to variable annuity and variable life policyholders based upon the daily net assets of the policyholder's account values and are recognized as revenue when charged. Policy surrender fees are recognized as income when the policy is surrendered.

   (g) Investment Securities

   We have designated our investment securities as either available-for-sale or trading and report them in our Consolidated Balance Sheets at fair value. We determine the appropriate classification of investment securities at the time of purchase. We amortize any bond premium or discount on an effective yield basis over the term of the bond. We obtain values for actively traded securities from external pricing services. For infrequently traded securities, we obtain quotes from brokers, or we estimate values using internally developed pricing models. These models are based upon common valuation techniques and require us to make assumptions regarding credit quality, liquidity and other factors that affect estimated values. Changes in the fair value of available-for-sale investments, net of the effect on deferred acquisition costs ("DAC"), present value of future profits ("PVFP") and deferred income taxes, are reflected as unrealized investment gains or losses in a separate component of accumulated other comprehensive income. Realized and unrealized gains and losses related to trading securities are reflected in net investment gains (losses). Trading securities are included in other invested assets in our Consolidated Balance Sheets.

   We regularly review investment securities for impairment in accordance with our impairment policy, which includes both quantitative and qualitative criteria. Quantitative criteria include length of time and amount that each security position is in an unrealized loss position, and for fixed maturities, whether the issuer is in compliance with terms and covenants of the security. Qualitative criteria include the financial strength and specific prospects for the issuer as well as our intent to hold the security until recovery. Securities that in our judgment are considered to be other-than-temporarily impaired are recognized as a charge to net investment gains (losses) in the period in which such determination is made.

   (h) Securities Lending Activity

   We engage in securities lending transactions for the purpose of enhancing the yield on our investment securities portfolio, which required the borrower to provide collateral, primarily consisting of cash and government securities, on a daily basis, in amounts equal to or exceeding 102% of the fair value of the applicable securities loaned. We maintain effective control over all loaned securities and therefore, continue to report such securities as fixed maturities in the Consolidated Balance Sheets.

   Cash and non-cash collateral, such as a security, received by us on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. The fair value of collateral held and included in other invested assets was $84.9 million and $367.3 million at December 31, 2006 and 2005, respectively. As of December 31, 2006, we had no non-cash collateral. As of December 31, 2005, we had $6.9 million of non-cash collateral.

   (i) Commercial Mortgage Loans

   Commercial mortgage loans are stated at principal amounts outstanding, net of deferred expenses and allowance for loan losses. Interest on loans is recognized on an accrual basis at the applicable interest rate on the

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004

principal amount outstanding. Loan origination fees and direct costs as well as premiums and discounts are amortized as level yield adjustments over the respective loan terms. Unamortized net fees or costs are recognized upon early repayment of the loans. Loan commitment fees are generally deferred and amortized on an effective yield basis over the term of the loan. Impaired loans are generally carried on a non-accrual status. Loans are ordinarily placed on non-accrual status when, in management's opinion, the collection of principal or interest is unlikely, or when the collection of principal or interest is 90 days or more past due.

   The allowance for loan losses is maintained at a level that management determines is adequate to absorb estimated probable incurred losses in the loan portfolio. Management's evaluation process to determine the adequacy of the allowance utilizes an analytical model based on historical loss experience, adjusted for current events, trends and economic conditions. The actual amounts realized could differ in the near term from the amounts assumed in arriving at the allowance for loan losses reported in the consolidated financial statements.

   All losses of principal are charged to the allowance for loan losses in the period in which the loan is deemed to be uncollectible. Additions and reductions are made to the allowance through periodic provisions or benefits to net investment gains (losses).

   (j) Other Invested Assets

   Investments in limited partnerships are generally accounted for under the equity method of accounting. Real estate is included in other invested assets and is stated, generally, at cost less accumulated depreciation. Other long-term investments are stated generally at amortized cost.

   (k) Cash and Cash Equivalents

   Certificates of deposit, money market funds and other time deposits with original maturities of less than 90 days are considered cash equivalents in the Consolidated Balance Sheets and Consolidated Statements of Cash Flows. Items with maturities greater than 90 days but less than one year at the time of acquisition are considered short-term investments.

   (l) Deferred Acquisition Costs

   Acquisition costs include costs, which vary with and are primarily related to the acquisition of insurance and investment contracts. Such costs are deferred and amortized as follows:

   Long-Duration Contracts. Acquisition costs include commissions in excess of ultimate renewal commissions, solicitation and printing costs, sales material and some support costs, such as underwriting and contract and policy issuance expenses. Amortization for traditional long-duration insurance products is determined as a level proportion of premium based on commonly accepted actuarial methods and reasonable assumptions about mortality, morbidity, lapse rates, expenses and future yield on related investments established when the contract or policy is issued. Amortization is adjusted each period to reflect policy lapse or termination rates as compared to anticipated experience. Amortization for annuity contracts without significant mortality risk and investment and universal life products is based on estimated gross profits. Estimated gross profits are adjusted quarterly to reflect actual experience to date or for the unlocking of underlying key assumptions based on experience studies.

   Short-Duration Contracts. Acquisition costs consist primarily of commissions and premium taxes and are amortized ratably over the terms of the underlying policies.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   We regularly review all of these assumptions and periodically test DAC for recoverability. For deposit products, if the current present value of estimated future gross profits is less than the unamortized DAC for a line of business, a charge to income is recorded for additional DAC amortization. For other products, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized DAC), a charge to income is recorded for additional DAC amortization or for increased benefit reserves. For the years ended December 31, 2006, 2005 and 2004, there were no significant charges to income recorded as a result our DAC recoverability testing.

   (m) Intangible Assets

   Present Value of Future Profits. In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called PVFP, represents the actuarially estimated present value of future cash flows from the acquired policies. PVFP is amortized, net of accreted interest, in a manner similar to the amortization of DAC.

   We regularly review all of these assumptions and periodically test PVFP for recoverability. For deposit products, if the current present value of estimated future gross profits is less than the unamortized PVFP for a line of business, a charge to income is recorded for additional PVFP amortization. For other products, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized PVFP), a charge to income is recorded for additional PVFP amortization or for increased benefit reserves. For the years ended December 31, 2006, 2005 and 2004, there were no significant charges to income recorded as a result our PVFP recoverability testing.

   Deferred Sales Inducements to Contractholders. We defer sales inducements to contractholders for features on variable annuities that entitle the contractholder to an incremental amount to be credited to the account value upon making a deposit, and for fixed annuities with crediting rates higher than the contract's expected ongoing crediting rates for periods after the inducement. Deferred sales inducements to contractholders are reported as a separate intangible asset and amortized in benefits and other changes in policy reserves using the same methodology and assumptions used to amortize DAC.

   Software. Purchased software and certain application development costs related to internally developed software are capitalized, above de minimus thresholds. When the software is ready for its intended use, the amounts capitalized are amortized over the expected useful life, not to exceed 5 years.

   Other Intangible Assets. We amortize the costs of other intangibles over their estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment at least annually based on undiscounted cash flows, which requires the use of estimates and judgment, and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested at least annually for impairment and written down to fair value as required.

   (n) Goodwill

   Goodwill is not amortized but is tested for impairment at least annually using a fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment, or a business one level below that operating segment (the "component" level) if discrete financial information is prepared and regularly reviewed by management at the component level. We recognize an

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004

impairment charge for any amount by which the carrying amount of a reporting unit's goodwill exceeds its fair value. We use discounted cash flows to establish fair values. Based on the results of our testing, we recorded a goodwill impairment charge of $57.5 million and $59.8 million in 2005 and 2004, respectively. There was no goodwill impairment charge recorded in 2006.

   (o) Reinsurance

   Premium revenue, benefits and acquisition and operating expenses are reported net of the amounts relating to reinsurance ceded to and assumed from other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies. Premium revenue, benefits and acquisition and operating expenses, net of deferrals, for reinsurance assumed contracts that do not qualify for reinsurance accounting are accounted for under the deposit method of accounting.

   (p) Derivatives

   Derivative financial instruments are used to manage risk through one of four principal risk management strategies including (i) liabilities, (ii) invested assets, (iii) portfolios of assets or liabilities, and (iv) forecasted transactions.

   On the date we enter into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify for hedge accounting, according to the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in income.

   We formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. In this documentation, we specifically identify the asset, liability, or forecasted transaction that has been designated as a hedged item, state how the hedging instrument is expected to hedge the risks related to the hedged item, and set forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure hedge ineffectiveness. We generally determine hedge effectiveness based on total changes in fair value of a derivative instrument.

   We discontinue hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; or (iv) it is probable that the forecasted transaction will not occur.

   We designate and account for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS No. 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; and (iii) other instruments to hedge the cash flows of various other forecasted transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported as a component of other comprehensive income (loss). The ineffective portion of changes in fair value of the derivative instrument is reported as a component of income.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   We designate and account for the following as fair value hedges when they have met the effectiveness requirements of SFAS No. 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments; (ii) various types of interest rate swaps to convert fixed rate liabilities into floating rate liabilities; and (iii) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported in income. In other situations in which hedge accounting is discontinued on a cash flow hedge, amounts previously deferred in other comprehensive income (loss) are reclassified into income when income is impacted by the variability of the cash flow of the hedged item. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in income.

   When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the Consolidated Balance Sheets at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the Consolidated Balance Sheets at its fair value, and gains and losses that were accumulated in other comprehensive income (loss) are recognized immediately in income. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income (loss) and is recognized when the transaction affects income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the Consolidated Balance Sheets, with changes in its fair value recognized in the current period as income.

   We may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, we assess whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determine whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the Consolidated Balance Sheets at fair value and are classified consistent with their host contract. Changes in their fair value are recognized in the current period in income. If we are unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the Consolidated Balance Sheets at fair value, with changes in fair value recognized in the current period in income.

   (q) Separate Accounts

   The separate account assets represent funds for which the investment income and investment gains and losses accrue directly to the variable annuity contractholders and variable life policyholders. We assess mortality risk fees and administration charges on the variable mutual fund portfolios. The separate account assets are carried at fair value and are at least equal to the liabilities that represent the policyholders' equity in those assets.

   (r) Future Annuity and Contract Benefits

   Future annuity and contract benefits consist of the liability for investment contracts, insurance contracts and accident and health contracts. Investment contract liabilities are generally equal to the policyholder's current

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004

account value. The liability for life insurance and accident and health contracts is calculated based upon actuarial assumptions as to mortality, morbidity, interest, expense and withdrawals, with experience adjustments for adverse deviation where appropriate.

   (s) Liability for Policy and Contract Claims

   The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of
(a) claims that have been reported to the insurer, (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated, and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process and adjust claims.

   Management considers the liability for policy and contract claims provided to be satisfactory to cover the losses that have occurred. Management monitors actual experience, and where circumstances warrant, will revise its assumptions. The methods of determining such estimates and establishing the reserves are reviewed continuously and any adjustments are reflected in operations in the period in which they become known. Future developments may result in losses and loss expenses greater or less than the liability for policy and contract claims provided.

   (t) Income Taxes

   We account for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes. The deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

   For the period beginning January 1, 2004, and ending on the date of the transfer of our outstanding capital stock to Genworth, we were included in the consolidated federal income tax return of GE. During this period, we were subject to a tax-sharing arrangement that allocated tax on a separate company basis, but provided benefit for current utilization of losses and credits. Intercompany balances were settled at least annually.

   Subsequent to the transfer of our outstanding capital stock to Genworth, we filed a consolidated life insurance federal income tax return with our parent, GLIC, and its other life insurance affiliates. We are subject to a separate tax-sharing agreement, as approved by state insurance regulators, which allocates taxes on a separate company basis but provides benefit for current utilization of losses and credits. Intercompany balances are settled at least annually.

   We are party to an assumption agreement with our indirect parent company, GNA Corporation ("GNA"), whereby GNA assumes responsibility for any tax contingencies (that will not give rise to future reversals) on our behalf. These contingencies are reflected as an expense of the Company when incurred and are included in current tax expense. The Company recognizes the corresponding amount as a change in additional paid-in capital since the liability for the contingency is assumed by GNA.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   (u) Accounting Changes

   As of January 1, 2006, we adopted SFAS No. 155, Accounting for Certain Hybrid Financial Instruments. SFAS No. 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS No. 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. Adoption of SFAS No. 155 did not have a material impact on our consolidated financial statements.

   On January 1, 2004, we adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. SOP 03-1 provides guidance on separate account presentation and valuation, accounting for sales inducements to contractholders and classification and valuation of long-duration contract liabilities. The cumulative effect of change in accounting principle related to adopting SOP 03-1 was a $0.1 million reduction in income, net of taxes, for the change in reserves, less additional amortization of deferred acquisition costs, on variable annuity contracts with guaranteed minimum death benefits and on universal life contracts with secondary guarantees.

   (v) Accounting Pronouncements Not Yet Adopted

   In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. This statement provides guidance on accounting for deferred acquisition costs and other balances on an internal replacement, defined broadly as a modification in product benefits, features, rights or coverages that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to an existing contract, or by the election of a benefit, feature, right, or coverage within an existing contract. SOP 05-1 is effective for internal replacements beginning January 1, 2007. We do not expect the adoption of this standard to have a material impact on our consolidated results of operations and financial position.

   In July 2006, FASB Interpretation ("FIN") No. 48, Accounting for Uncertainty in Income Taxes, was issued. This guidance clarifies what criteria must be met prior to recognition of the financial statement benefit of a position taken in a tax return. This guidance is effective for fiscal years beginning January 1, 2007. We do not expect the adoption of this interpretation to have a material impact on our consolidated results of operations and financial position.

   In September 2006, FASB issued SFAS No. 157, Fair Value Measurements. This statement defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 is effective for us on January 1, 2008. The adoption of SFAS No. 157 is not expected to have a material impact on our consolidated financial statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   In February 2007, FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. This statement provides an option to report selected financial assets and liabilities, including insurance contracts, at fair value. SFAS No. 159 will be effective for us on January 1, 2008. We have not decided whether or not we will elect the fair value option for any financial assets or liabilities and therefore do not know the impact, if any, SFAS No. 159 will have on our consolidated financial statements.

(2) Investments


   (a) Net Investment Income

   For the years ended December 31, the sources of our investment income were as follows:

(Amounts in millions)                                  2006      2005     2004
---------------------                                --------  --------  ------
Fixed maturities--taxable........................... $  864.9  $  798.9  $784.3
Fixed maturities--non-taxable.......................       --       0.1     0.1
Commercial mortgage loans...........................    184.0     172.1   160.4
Equity securities...................................      0.8       1.5     1.7
Other investments...................................     58.7      35.2     7.7
Policy loans........................................     30.1      29.4    26.0
                                                     --------  --------  ------
   Gross investment income before expenses and fees.  1,138.5   1,037.2   980.2
Expenses and fees...................................    (21.6)    (18.6)  (16.1)
                                                     --------  --------  ------
   Net investment income............................ $1,116.9  $1,018.6  $964.1
                                                     ========  ========  ======

   (b) Net Investment Gains (Losses)

   For the years ended December 31, net investment gains (losses) were as follows:

  (Amounts in millions)                                2006    2005    2004
  ---------------------                               ------  ------  ------
  Available-for-sale securities:
     Realized gains on sale.......................... $ 24.7  $ 33.7  $ 30.1
     Realized losses on sale.........................  (25.7)  (15.5)  (16.0)
  Impairments........................................   (0.5)  (27.9)   (6.5)
  Net unrealized gains (losses) on trading securities   (1.1)     --      --
  Derivative instruments.............................    5.7      --      --
                                                      ------  ------  ------
  Net investments gains (losses)..................... $  3.1  $ (9.7) $  7.6
                                                      ======  ======  ======

   Derivative instruments primarily consist of changes in fair value on the non-qualifying derivatives, including embedded derivatives, changes in fair value of certain derivatives and related hedged items in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments. Effective April 1, 2006, we began classifying changes in fair value of these derivative items as net investment gains (losses). These items were previously included as a component of net investment income, interest credited and benefits and other changes in policy reserves. The amount of these derivative items in prior periods that were included in the aforementioned categories was not material.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   (c) Unrealized Gains and Losses

   Net unrealized gains and losses on investment securities and other invested assets classified as available-for-sale are reduced by deferred income taxes and adjustments to PVFP and DAC that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of accumulated other comprehensive income (loss) as of December 31, are summarized as follows:

(Amounts in millions)                                                               2006    2005     2004
---------------------                                                              ------  ------  -------
Net unrealized gains (losses) on investment securities:
   Fixed maturities............................................................... $ 69.0  $182.2  $ 406.8
   Equity securities..............................................................    1.2     6.1      6.7
   Restricted other invested assets...............................................   (6.8)   (3.5)      --
                                                                                   ------  ------  -------
       Subtotal...................................................................   63.4   184.8    413.5
                                                                                   ------  ------  -------
Adjustments to the present value of future profits and deferred acquisitions costs  (30.2)  (55.7)  (104.4)
Deferred income taxes, net........................................................  (11.5)  (45.0)  (108.2)
                                                                                   ------  ------  -------
       Net unrealized gains (losses) on investment securities..................... $ 21.7  $ 84.1  $ 200.9
                                                                                   ======  ======  =======

   The change in the net unrealized gains (losses) on investment securities reported in accumulated other comprehensive income (loss) for the years ended December 31, is as follows:

(Amounts in millions)                                                                 2006     2005     2004
---------------------                                                               -------  -------  -------
Net unrealized gains (losses) on investment securities as of January 1............. $  84.1  $ 200.9  $ 616.7
                                                                                    -------  -------  -------
Unrealized gains (losses) on investment arising during the period:
   Unrealized gains (losses) on investment securities..............................  (122.5)  (235.0)    16.5
   Adjustment to deferred acquisition costs........................................     4.7      6.1     15.3
   Adjustment to present value of future profits...................................    20.8     42.6     (7.4)
   Provision for deferred income taxes.............................................    33.5     63.2    (10.8)
                                                                                    -------  -------  -------
       Changes in unrealized gains (losses) on investment securities...............   (63.5)  (123.1)    13.6
Unrealized gains associated with securities transferred in connection with
  reinsurance transactions with UFLIC, net of deferred taxes--see note 5...........      --       --   (424.5)
Reclassification adjustments to net investment (gains) losses net of deferred taxes
  of $(0.5), $(3.4) and $2.7.......................................................     1.1      6.3     (4.9)
                                                                                    -------  -------  -------
Net unrealized gains (losses) on investment securities as of December 31........... $  21.7  $  84.1  $ 200.9
                                                                                    =======  =======  =======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   (d) Fixed Maturities and Equity Securities

   As of December 31, 2006, the amortized cost or cost, gross unrealized gains (losses) and estimated fair value of our fixed maturities and equity securities classified as available-for-sale were as follows:

                                                                           Gross      Gross
                                                             Amortized   unrealized unrealized Estimated
(Amounts in millions)                                       cost or cost   gains      losses   fair value
---------------------                                       ------------ ---------- ---------- ----------
Fixed maturities:
U.S. government, agencies and government sponsored entities  $   205.0     $ 13.3    $  (0.3)  $   218.0
Non-U.S. government........................................      276.3       31.4       (0.1)      307.6
U.S. corporate.............................................    7,127.5      138.3      (91.3)    7,174.5
Non-U.S. corporate.........................................    1,678.3       17.9      (25.3)    1,670.9
Mortgage and asset-backed..................................    6,606.6       26.6      (41.5)    6,591.7
                                                             ---------     ------    -------   ---------
   Total fixed maturities..................................   15,893.7      227.5     (158.5)   15,962.7
Equity securities..........................................       34.6        1.6       (0.4)       35.8
                                                             ---------     ------    -------   ---------
Total available-for-sale securities........................  $15,928.3     $229.1    $(158.9)  $15,998.5
                                                             =========     ======    =======   =========

   As of December 31, 2005, the amortized cost or cost, gross unrealized gains (losses) and estimated fair value of our fixed maturities and equity securities classified as available-for-sale were as follows:

                                                                           Gross      Gross
                                                             Amortized   unrealized unrealized Estimated
(Amounts in millions)                                       cost or cost   gains      losses   fair value
---------------------                                       ------------ ---------- ---------- ----------
Fixed maturities:
U.S. government, agencies and government sponsored entities  $   242.8     $ 16.1    $  (0.7)  $   258.2
Non-U.S. government........................................      241.2       20.8       (0.5)      261.5
U.S. corporate.............................................    7,097.7      222.9      (60.8)    7,259.8
Non-U.S. corporate.........................................    1,276.3       29.7      (17.2)    1,288.8
Mortgage and asset-backed..................................    4,526.3       21.4      (49.5)    4,498.2
                                                             ---------     ------    -------   ---------
   Total fixed maturities..................................   13,384.3      310.9     (128.7)   13,566.5
Equity securities..........................................       23.0        6.8       (0.7)       29.1
                                                             ---------     ------    -------   ---------
Total available-for-sale securities........................  $13,407.3     $317.7    $(129.4)  $13,595.6
                                                             =========     ======    =======   =========

   For fixed maturity securities, we recognize an impairment charge to income in the period in which we determine that we do not expect to either collect or recover principal and interest in accordance with the contractual terms of the instruments or based on underlying collateral values and considering events such as payment default, bankruptcy or disclosure of fraud. For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period. We determine what constitutes a reasonable period on a security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. In any event, this period does not exceed 18 months for common equity securities. We measure impairment charges based on the difference between the book value of the security and its fair value.

   We generally intend to hold securities in unrealized loss positions until they recover. However, from time to time, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   The following table presents the gross unrealized losses and estimated fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2006:

                                            Less Than 12 Months               12 Months or More
                                      -------------------------------- --------------------------------
                                                   Gross                            Gross
                                      Estimated  unrealized    # of    Estimated  unrealized    # of
(Dollar amounts in millions)          fair value   losses   securities fair value   losses   securities
----------------------------          ---------- ---------- ---------- ---------- ---------- ----------
Description of Securities
Fixed maturities:
   U.S. government, agencies and
     government sponsored entites....  $   14.0    $ (0.2)       4      $    5.6   $  (0.1)       5
   Government--non U.S...............        --        --       --           5.5      (0.1)       6
   U.S. corporate....................   1,554.1     (24.3)     265       1,835.4     (67.0)     413
   Corporate--non U.S................     335.9      (4.8)      70         521.3     (20.5)     102
   Asset backed......................     558.3      (1.3)      98         714.4     (13.4)      73
   Mortgage backed...................     536.9      (2.6)     107         821.7     (24.2)     203
                                       --------    ------      ---      --------   -------      ---
     Subtotal........................   2,999.2     (33.2)     544       3,903.9    (125.3)     802
   Equity securities.................        --        --       --           1.9      (0.4)       9
                                       --------    ------      ---      --------   -------      ---
Total temporarily impaired securities  $2,999.2    $(33.2)     544      $3,905.8   $(125.7)     811
                                       ========    ======      ===      ========   =======      ===
% Below cost--fixed maturities:
   (less than)20% Below cost.........  $2,999.2    $(33.2)     544      $3,902.2   $(124.6)     800
   20-50% Below cost.................        --        --       --           1.7      (0.7)       2
   (greater than)50% Below cost......        --        --       --            --        --       --
                                       --------    ------      ---      --------   -------      ---
Total fixed maturities...............   2,999.2     (33.2)     544       3,903.9    (125.3)     802
                                       --------    ------      ---      --------   -------      ---
% Below cost--equity maturities:
   (less than)20% Below cost.........        --        --       --           1.9      (0.2)       8
   20-50% Below cost.................        --        --       --            --        --       --
   (greater than)50% Below cost......        --        --       --            --      (0.2)       1
                                       --------    ------      ---      --------   -------      ---
Total equity maturities..............        --        --       --           1.9      (0.4)       9
                                       --------    ------      ---      --------   -------      ---
Total temporarily impaired securities  $2,999.2    $(33.2)     544      $3,905.8   $(125.7)     811
                                       ========    ======      ===      ========   =======      ===
Investment grade.....................  $2,880.4    $(30.5)     505      $3,755.9   $(117.6)     749
Below investment grade...............     118.8      (2.7)      39         148.7      (7.9)      54
Not Rated............................        --        --       --           1.2      (0.2)       8
                                       --------    ------      ---      --------   -------      ---
Total temporarily impaired securities  $2,999.2    $(33.2)     544      $3,905.8   $(125.7)     811
                                       ========    ======      ===      ========   =======      ===

   The investment securities in an unrealized loss position as of December 31, 2006 consisted of 1,355 securities accounting for unrealized losses of $158.9 million. Of these unrealized losses, 93.2% were investment grade (rated AAA through BBB-) and 99.4% were less than 20% below cost. The amount of the unrealized loss on these securities was primarily attributable to increases in interest rates and changes in credit spreads.

   For the fixed maturity securities in an unrealized loss position as of December 31, 2006, two securities are below cost 20% or more and below investment grade (rated BB+ and below) for twelve months or more with

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004

$0.7 million unrealized loss. For equity securities in an unrealized loss position as of December 31, 2006, one security is below cost 20% or more and below investment grade (rated BB+ and below) for twelve months or more with $0.2 million of unrealized loss.

   Because management expects these investments to continue to perform as to contractual obligations and we have the ability and intent to hold these investment securities until the recovery of the fair value up to the cost of the investments, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

   The following table presents the gross unrealized losses and estimated fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2005:

                                            Less Than 12 Months               12 Months or More
                                      -------------------------------- --------------------------------
                                                   Gross                            Gross
                                      Estimated  unrealized    # of    Estimated  unrealized    # of
(Dollar amounts in millions)          fair value   losses   securities fair value   losses   securities
----------------------------          ---------- ---------- ---------- ---------- ---------- ----------
Description of Securities
Fixed maturities:
   U.S. government, agencies and
     government sponsored entities...  $   61.5    $ (0.4)      16      $   13.8    $ (0.3)       3
   Government--non U.S...............      29.7      (0.4)      26           3.4      (0.1)       4
   U.S. corporate....................   1,935.0     (42.3)     428         477.8     (18.5)     115
   Corporate--non U.S................     404.6      (9.8)      98         180.7      (7.4)      25
   Asset backed......................   1,218.9     (11.9)     128         120.1      (1.6)      27
   Mortgage backed...................   1,396.3     (27.1)     250         309.2      (8.9)      95
                                       --------    ------      ---      --------    ------      ---
     Subtotal........................   5,046.0     (91.9)     946       1,105.0     (36.8)     269
   Equity securities.................        --        --       --           2.0      (0.7)      14
                                       --------    ------      ---      --------    ------      ---
Total temporarily impaired securities  $5,046.0    $(91.9)     946      $1,107.0    $(37.5)     283
                                       ========    ======      ===      ========    ======      ===
% Below cost--fixed maturities:
   (less than)20% Below cost.........  $5,034.3    $(87.8)     942      $1,095.5    $(32.0)     260
   20-50% Below cost.................      11.7      (4.1)       4           9.5      (4.8)       9
   (greater than)50% Below cost......        --        --       --            --        --       --
                                       --------    ------      ---      --------    ------      ---
Total fixed maturities...............   5,046.0     (91.9)     946       1,105.0     (36.8)     269
                                       --------    ------      ---      --------    ------      ---
% Below cost--equity maturities:
   (less than)20% Below cost.........        --        --       --           1.4      (0.3)       5
   20-50% Below cost.................        --        --       --           0.6      (0.2)       7
   (greater than)50% Below cost......        --        --       --            --      (0.2)       2
                                       --------    ------      ---      --------    ------      ---
Total equity maturities..............        --        --       --           2.0      (0.7)      14
                                       --------    ------      ---      --------    ------      ---
Total temporarily impaired securities  $5,046.0    $(91.9)     946      $1,107.0    $(37.5)     283
                                       ========    ======      ===      ========    ======      ===
Investment grade.....................  $4,831.7    $(82.6)     865      $1,055.2    $(30.3)     234
Below investment grade...............     214.3      (9.3)      81          50.4      (6.6)      37
Not Rated............................        --        --       --           1.4      (0.6)      12
                                       --------    ------      ---      --------    ------      ---
Total temporarily impaired securities  $5,046.0    $(91.9)     946      $1,107.0    $(37.5)     283
                                       ========    ======      ===      ========    ======      ===

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   The scheduled maturity distribution of fixed maturities as of December 31, 2006 follows. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized cost Estimated
        (Amounts in millions)                     or cost     fair value
        ---------------------                  -------------- ----------
        Due in one year or less...............   $   450.9    $   450.9
        Due after one year through five years.     2,307.0      2,338.8
        Due after five years through ten years     2,823.4      2,826.2
        Due after ten years...................     3,705.8      3,755.1
                                                 ---------    ---------
           Subtotal...........................     9,287.1      9,371.0
        Mortgage and asset-backed.............     6,606.6      6,591.7
                                                 ---------    ---------
           Total fixed maturities.............   $15,893.7    $15,962.7
                                                 =========    =========

   As of December 31, 2006, $1,562.9 million of our investments (excluding mortgage and asset-backed securities) were subject to certain call provisions.

   As of December 31, 2006, securities issued by finance and insurance, utilities and energy, consumer--non cyclical and consumer--cyclical industry groups represented approximately 32.1%, 19.5%, 11.4% and 10.2% of our domestic and foreign corporate fixed maturities portfolio, respectively. No other industry group comprises more than 10% of our investment portfolio. This portfolio is widely diversified among various geographic regions in the U.S. and internationally, and is not dependent on the economic stability of one particular region.

   As of December 31, 2006, we did not hold any fixed maturities which individually exceeded 10% of stockholders' equity.

   As of December 31, 2006 and 2005, $18.0 million and $17.5 million, respectively, of securities are on deposit with various state government insurance departments in order to comply with relevant insurance regulations.

   (e) Commercial Mortgage Loans

   Our mortgage loans are collateralized by commercial properties, including multifamily residential buildings. The carrying value of commercial mortgage loans is stated at original cost net of prepayments, amortization and allowance for loan losses.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   We diversify our commercial mortgage loans by both property type and geographic region. The following table sets forth the distribution across property type and geographic region for commercial mortgage loans as of the dates indicated:

                                                                        December 31,
                                                     --------------------------------------------------
                                                               2006                      2005
                                                     ------------------------  ------------------------
(Amounts in millions)                                Carrying value % of total Carrying value % of total
---------------------                                -------------- ---------- -------------- ----------
Property Type
Office..............................................    $  802.3       27.4%      $  798.3       29.7%
Industrial..........................................       854.7       29.3          887.4       33.0
Retail..............................................       707.5       24.2          674.5       25.1
Apartments..........................................       271.0        9.3          268.6       10.0
Hotel...............................................       174.4        6.0           20.2        0.7
Mixed use/other.....................................       111.4        3.8           39.0        1.5
                                                        --------      -----       --------      -----
   Total principal balance..........................     2,921.3      100.0%       2,688.0      100.0%
                                                                      =====                     =====
   Unamortized balance of loan origination fees and
     costs..........................................         1.1                       3.2
   Allowance for losses.............................        (5.3)                    (11.0)
                                                        --------                  --------
   Total............................................    $2,917.1                  $2,680.2
                                                        ========                  ========

                                                                        December 31,
                                                     --------------------------------------------------
                                                               2006                      2005
                                                     ------------------------  ------------------------
(Amounts in millions)                                Carrying value % of total Carrying value % of total
---------------------                                -------------- ---------- -------------- ----------
Geographic Region
Pacific.............................................    $  804.7       27.6%      $  780.5       29.0%
South Atlantic......................................       722.7       24.7          630.6       23.5
Middle Atlantic.....................................       344.1       11.8          355.7       13.2
East North Central..................................       351.5       12.0          338.8       12.6
Mountain............................................       278.6        9.5          181.6        6.8
West South Central..................................        96.2        3.3           87.7        3.3
West North Central..................................       167.1        5.7          145.4        5.4
East South Central..................................       100.9        3.5          110.6        4.1
New England.........................................        55.5        1.9           57.1        2.1
                                                        --------      -----       --------      -----
   Total principal balance..........................     2,921.3      100.0%       2,688.0      100.0%
                                                                      =====                     =====
   Unamortized balance of loan origination fees and
     costs..........................................         1.1                       3.2
   Allowance for losses.............................        (5.3)                    (11.0)
                                                        --------                  --------
   Total............................................    $2,917.1                  $2,680.2
                                                        ========                  ========

   For the years ended December 31, 2006 and 2005, respectively, we originated $120.4 million and $97.8 million of mortgages secured by real estate in California, which represents 18.6% and 16.1% of our total originations for those years.

   "Impaired" loans are defined under U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan agreement. That definition excludes, among other things, leases or large groups of smaller-balance homogenous loans.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   Under these principles, we have two types of "impaired" loans: loans requiring specific allowances for losses (none as of December 31, 2006 and 2005) and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral of income recognition ($0.8 million as of December 31, 2006 and 2005). Non-income producing commercial mortgage loans were $0.8 million as of December 31, 2006 and 2005.

   The following table presents the activity in the allowance for losses during the years ended December 31:

            (Amounts in millions)               2006   2005   2004
            ---------------------              -----  -----  -----
            Balance as of January 1........... $11.0  $15.9  $15.8
            Provision.........................  (5.7)  (2.3)   2.5
            Amounts written off and reductions    --   (2.6)  (2.4)
                                               -----  -----  -----
            Balance as of December 31......... $ 5.3  $11.0  $15.9
                                               =====  =====  =====

   During 2005, we refined our process for estimating credit losses in our commercial mortgage loan portfolio. As a result of this adjustment, we released $4.6 million of commercial mortgage loan reserves to net investment income in the fourth quarter of 2005.

   (f) Other Invested Assets

   The following table sets forth the carrying values of our other invested assets as of the dates indicated:

                                                    December 31,
                                 --------------------------------------------------
                                           2006                      2005
                                 ------------------------  ------------------------
(Amounts in millions)            Carrying value % of total Carrying value % of total
---------------------            -------------- ---------- -------------- ----------
Restricted other invested assets     $429.8        58.1%       $483.6        49.3%
Securities lending..............       84.9        11.5         374.2        38.1
Limited partnerships............      103.0        13.9          98.7        10.1
Trading securities..............       62.3         8.4          15.0         1.5
Derivatives.....................       45.3         6.1           6.5         0.7
Short-term investments..........       12.0         1.6            --          --
Other investments...............        2.9         0.4           2.9         0.3
                                     ------       -----        ------       -----
Total...........................     $740.2       100.0%       $980.9       100.0%
                                     ======       =====        ======       =====

   Restricted other invested assets

   On August 19, 2005, we transferred approximately $499.0 million of investment securities to an affiliated special purpose entity ("SPE"), whose sole purpose is to securitize these investment securities and issue secured notes (the "Secured Notes") to various affiliated companies. The securitized investments are owned in their entirety by the SPE and are not available to satisfy the claims of our creditors. However, we are entitled to principal and interest payments made on the Secured Notes we hold. Under U.S. GAAP, the transaction is accounted for as a secured borrowing. Accordingly, the Secured Notes are included within our consolidated financial statements as available-for-sale fixed maturities and the liability equal to the proceeds received upon transfer has been included in other liabilities. Additionally, the investment securities transferred are included in other invested assets and are shown as restricted assets.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   As of December 31, 2006, the amortized cost or cost, gross unrealized gains (losses), and estimated fair value of our restricted other invested assets are as follows:

                                       Amortized   Gross      Gross
                                         cost    unrealized unrealized Estimated
(Amounts in millions)                   or cost    gains      losses   fair value
---------------------                  --------- ---------- ---------- ----------
Fixed maturities:
Foreign other.........................  $395.5      $1.8      $(8.5)     $388.8
U.S. corporate........................    41.1       0.4       (0.5)       41.0
                                        ------      ----      -----      ------
Total restricted other invested assets  $436.6      $2.2      $(9.0)     $429.8
                                        ======      ====      =====      ======

   As of December 31, 2005, the amortized cost or cost, gross unrealized gains (losses), and estimated fair value of our restricted other invested assets are as follows:

                                       Amortized   Gross      Gross
                                         cost    unrealized unrealized Estimated
(Amounts in millions)                   or cost    gains      losses   fair value
---------------------                  --------- ---------- ---------- ----------
Fixed maturities:
Foreign other.........................  $445.9      $3.6      $(6.8)     $442.7
U.S. corporate........................    41.2       0.4       (0.7)       40.9
                                        ------      ----      -----      ------
Total restricted other invested assets  $487.1      $4.0      $(7.5)     $483.6
                                        ======      ====      =====      ======

   The scheduled maturity distribution of the restricted other invested assets as of December 31, 2006 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                   Amortized
                                                     cost    Estimated
        (Amounts in millions)                       or cost  fair value
        ---------------------                      --------- ----------
        Due in one year or less...................  $  9.0     $  8.9
        Due after one year through five years.....   124.1      121.6
        Due after five years through ten years....   256.9      252.3
        Due after ten years.......................    46.6       47.0
                                                    ------     ------
           Total restricted other invested assets.  $436.6     $429.8
                                                    ======     ======

   As of December 31, 2006, $77.7 million of our restricted other invested assets were subject to certain call provisions.

   As of December 31, 2006, we did not hold any restricted other invested assets, which individually exceeded 10% of stockholders' equity.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


(3) Deferred Acquisition Costs

   Activity impacting deferred acquisition costs for the years ended December 31, was as follows:

(Amounts in millions)                                              2006      2005      2004
---------------------                                            --------  --------  --------
Unamortized balance as of January 1............................. $2,162.4  $1,833.8  $2,357.2
Cost deferred...................................................    461.2     381.9     335.7
Amortization, net of interest accretion.........................    (21.7)    (53.3)    (77.5)
Transfers due to reinsurance transactions with UFLIC- see note 5       --        --    (781.6)
Adjustment......................................................     66.2        --        --
                                                                 --------  --------  --------
Unamortized balance as of December 31...........................  2,668.1   2,162.4   1,833.8
Cumulative effect of net unrealized investment gains (losses)...     (8.1)    (12.8)    (18.9)
                                                                 --------  --------  --------
Balance as of December 31....................................... $2,660.0  $2,149.6  $1,814.9
                                                                 ========  ========  ========

   The adjustment is the result of a reclassification from future annuity and contract benefits.

(4) Intangible Assets and Goodwill

   As of December 31, 2006 and 2005, the gross carrying amount and accumulated amortization of intangibles, net of interest accretion, subject to amortization were as follows:

                                                      2006                  2005
                                              --------------------  --------------------
                                               Gross                 Gross
                                              carrying Accumulated  carrying Accumulated
(Amounts in millions)                          amount  amortization  amount  amortization
---------------------                         -------- ------------ -------- ------------
Present value of future profits ("PVFP").....  $700.7    $(210.2)    $679.9    $(154.4)
Capitalized software.........................    94.7      (74.2)      97.3      (68.7)
Deferred sales inducements to contractholders    11.5       (1.8)       8.7       (0.8)
All other....................................     2.5       (2.5)       2.5       (1.4)
                                               ------    -------     ------    -------
Total........................................  $809.4    $(288.7)    $788.4    $(225.3)
                                               ======    =======     ======    =======

   Amortization expense related to intangible assets for the years ended December 31, 2006, 2005 and 2004 was $62.4 million, $66.6 million and $74.9 million, respectively. Amortization expense related to deferred sales inducements to contractholders of $1.0 million, $0.6 million and $0.2 million was included in benefits and other changes in policy reserves for the years ended December 31, 2006, 2005 and 2004, respectively.

   (a) Present Value of Future Profits

   The method used by us to value PVFP in connection with acquisitions of life insurance entities is summarized as follows: (1) identify the future gross profits attributable to certain lines of business, (2) identify the risks inherent in realizing those gross profits and (3) discount those gross profits at the rate of return that we must earn in order to accept the inherent risks.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   The following table presents the activity in PVFP for the years ended December 31:

(Amounts in millions)                                                 2006    2005     2004
---------------------                                                ------  ------  -------
Unamortized balance as of January 1................................. $568.4  $623.6  $ 878.1
Interest accreted at 5.8%, 5.8% and 5.9%, respectively..............   31.2    34.7     44.1
Amortization........................................................  (87.0)  (89.9)   (99.2)
Amounts transferred in connection with reinsurance transactions with
  UFLIC--see note 5.................................................     --      --   (199.4)
                                                                     ------  ------  -------
Unamortized balance as of December 31...............................  512.6   568.4    623.6
Accumulated effect of net unrealized investment gains (losses)......  (22.1)  (42.9)   (85.5)
                                                                     ------  ------  -------
Balance as of December 31........................................... $490.5  $525.5  $ 538.1
                                                                     ======  ======  =======

   The estimated percentage of the December 31, 2006 PVFP balance net of interest accretion, before the effect of unrealized investment gains or losses, to be amortized over each of the next five years is as follows:

                    2007............................... 8.7%
                    2008............................... 7.6%
                    2009............................... 6.7%
                    2010............................... 5.6%
                    2011............................... 5.5%

   Amortization expenses for PVFP for future periods will be affected by acquisitions, dispositions, net investment gains (losses) or other factors affecting the ultimate amount of gross profits realized from certain lines of businesses. Similarly, future amortization expenses for other intangibles will depend on future acquisitions, dispositions and other business transactions.

   (b) Goodwill

   Our goodwill balance for the Protection segment was $471.2 million as of December 31, 2006 and 2005. We do not have any remaining goodwill balance in our Retirement Income and Institutional segment as of December 31, 2006 and 2005. In 2005, we recognized an impairment of $57.5 million to amortization expense in our Protection segment. In 2005, we also recorded a $7.7 million pre-acquisition tax contingency release. The fair value of that reporting unit was estimated using the expected present value of future cash flows.

   In 2004, as a result of the reinsurance transactions with UFLIC, described in note 5, we were not able to transfer any goodwill, as the reinsurance transactions with UFLIC did not constitute the disposition of a business. However, as the reinsurance transactions with UFLIC represented a significant portion of our operations, we were required to test goodwill for impairment and recognized an impairment charge of $59.8 million to amortization expense in the Retirement Income and Institutional reporting unit for the year ended
December 31, 2004. The fair value of that reporting unit was estimated using the expected present value of future cash flows.

(5) Reinsurance

   We reinsure a portion of our policy risks to other companies in order to reduce our ultimate losses and to diversify our exposures. We also assume certain policy risks written by other companies. Reinsurance accounting is followed for assumed and ceded transactions when adequate risk transfer has occurred. Otherwise, the deposit method of accounting is followed.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   Reinsurance contracts do not relieve us from our obligations to policyholders. In the event that the reinsurers are unable to meet their obligations, we remain liable for the reinsured claims. We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. Other than the relationship discussed below with UFLIC, we do not have significant concentrations of reinsurance with any one reinsurer that could have a material impact on our financial position.

   As of December 31, 2006, the maximum amount of individual ordinary life insurance normally retained by us on any one individual life policy with an issue age up to and including 75 is $1.0 million. Beginning January 1, 2007, we increased the maximum amount to $5.0 million. The retention limit for issue ages over 75 is $0.1 million; however, we increased the maximum amount to $0.5 million beginning January 1, 2007.

   On April 15, 2004, we entered into reinsurance transactions in which we ceded to UFLIC substantially all of our in-force blocks of variable annuities and structured settlements, excluding the RetireReady/SM/ Retirement Answer Variable Annuity ("Retirement Answer") product. UFLIC also assumed any benefit or expense resulting from third-party reinsurance that we had on this block of business. We had $6.5 billion and $6.9 billion in retained assets that are attributable to the separate account portion of the variable annuity business and will make any payments with respect to that separate account portion directly from these assets as of December 31, 2006 and 2005, respectively. The reinsurance transactions with UFLIC were reported on our tax returns at fair value as determined for tax purposes, giving rise to a net reduction in current and deferred income tax liabilities and resulting in a net tax benefit. Under these reinsurance agreements, we continue to perform various management, administration and support services and receive an expense allowance from UFLIC to reimburse us for costs we incur to service the reinsured blocks. Actual costs and expense allowance amounts are determined by expense studies conducted periodically.

   Although we are not relieved of our primary obligations to the contractholders, the reinsurance transactions with UFLIC transfer the future financial results of the reinsured blocks to UFLIC. To secure the payment of its obligations to us under these reinsurance agreements, UFLIC has established trust accounts to maintain an aggregate amount of assets with a statutory book value at least equal to the statutory general account reserves attributable to the reinsured business less an amount required to be held in certain claims paying accounts. A trustee administers the trust accounts and we are permitted to withdraw from the trust accounts amounts due to us pursuant to the terms of the reinsurance agreements that are not otherwise paid by UFLIC. In addition, pursuant to a Capital Maintenance Agreement, General Electric Capital Corporation ("GE Capital") agreed to maintain sufficient capital in UFLIC to maintain UFLIC's risk-based capital at not less than 150% of its company action level, as defined from time to time by the National Association of Insurance Commissioners ("NAIC").

   On April 15, 2004, Jamestown, our indirect wholly owned subsidiary, terminated a modified coinsurance retrocession agreement with GLIC, effective as of January 1, 2004, pursuant to which GLIC retroceded to Jamestown a block of long-term care business that GLIC assumed from The Travelers Insurance Company. This recapture resulted in $149.9 million increase in equity that was recorded in the Consolidated Statement of Changes in Stockholders' Equity as a component of the other transaction with stockholders.

   We also use reinsurance for guaranteed minimum death benefit ("GMDB") options on most of our variable annuity products. We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. Other than with UFLIC, at December 31, 2006, we had no significant concentrations of variable annuity net at risk reinsurance with any one reinsurer that could have a material impact on our results of operations. As of December 31, 2006, 26.1% of our reinsured life insurance net at risk exposure was ceded to one company.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   Net life insurance in-force as of December 31 is summarized as follows:

  (Amounts in millions)                    2006         2005         2004
  ---------------------                -----------  -----------  -----------
  Direct life insurance in force...... $ 580,923.9  $ 544,147.9  $ 488,727.1
  Amounts assumed from other companies    51,281.5     35,334.0     45,954.6
  Amounts ceded to other companies....  (237,098.8)  (239,598.8)  (257,715.8)
                                       -----------  -----------  -----------
  Net in-force........................ $ 395,106.6  $ 339,883.1  $ 276,965.9
                                       ===========  ===========  ===========
  Percentage of amount assumed to net.        13.0%        10.4%        16.6%
                                       ===========  ===========  ===========

   The following table sets forth the effects of reinsurance on premiums written and earned for the years ended December 31:

                                               Written                       Earned
                                    ----------------------------  ----------------------------
(Amounts in millions)                 2006      2005      2004      2006      2005      2004
---------------------               --------  --------  --------  --------  --------  --------
Direct............................. $1,393.7  $1,404.4  $1,462.5  $1,394.7  $1,405.3  $1,463.1
Assumed............................    101.3      71.7     140.6     101.3      86.9     100.2
Ceded..............................   (398.0)   (393.8)   (478.6)   (363.7)   (379.8)   (411.2)
                                    --------  --------  --------  --------  --------  --------
Net premiums....................... $1,097.0  $1,082.3  $1,124.5  $1,132.3  $1,112.4  $1,152.1
                                    ========  ========  ========  ========  ========  ========
Percentage of amount assumed to net                                    8.9%      7.8%      8.7%
                                                                  ========  ========  ========

   Reinsurance recoveries recognized as a reduction of benefits and other changes in policy reserves amounted to $1,413.5 million, $1,048.2 million and $993.0 million for the years ended December 31, 2006, 2005 and 2004, respectively.

(6) Future Annuity and Contract Benefits

   Investment Contracts

   Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholder's contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

   Insurance Contracts

   Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits less the present value of future net premiums, based on mortality, morbidity and other assumptions, which were appropriate at the time the policies were issued or acquired. These assumptions are periodically evaluated for potential reserve deficiencies. Reserves for cancelable accident and health insurance are based upon unearned premiums, claims incurred but not reported and claims in the process of settlement. This estimate is based on our historical experience and the experience of the insurance industry, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   The following table sets forth the major assumptions underlying our recorded liabilities for future annuity and contract benefits as of December 31:

                                            Mortality/
                                            morbidity  Interest rate
(Amounts in millions)                       assumption  assumption     2006      2005
---------------------                       ---------- ------------- --------- ---------
Investment contracts.......................   Account
                                              balance       N/A      $ 9,457.6 $ 8,866.9
Limited payment contracts..................     (a)     3.5% - 8.0%    7,960.3   7,878.2
Traditional life insurance contracts.......     (b)    6.45% - 7.40%   2,171.4   2,031.8
Universal life type contracts..............   Account
                                              balance       N/A        4,692.3   4,574.3
Accident and health........................     (c)    4.5% - 5.25%       90.0      91.8
                                                                     --------- ---------
Total future annuity and contracts benefits                          $24,371.6 $23,443.0
                                                                     ========= =========

--------
(a)Either the United States Population Table, 1983 Group Annuitant Mortality Table or 1983 Individual Annuity Mortality Table and Company experience.
(b)Principally modifications of the 1965-70 or 1975-80 Select and Ultimate Tables, the 1980 Commissioner's Standard Ordinary Table, the 1980 Commissioner's Extended Term Table and Company experience.
(c)The 1958 Commissioner's Standard Ordinary Table, 1964 modified and 1987 Commissioner's Disability Tables and Company experience.

   Assumptions as to persistency are based on the Company's experience.

   Our variable annuity contracts provide a basic GMDB which provides a minimum account value to be paid on the annuitant's death. Our contractholders have the option to purchase through riders, at an additional charge, enhanced death benefits. Our separate account guarantees are predominately death benefits; we also have some guaranteed minimum withdrawal benefits.

   The total account value (excluding the block of business reinsured through the transaction with UFLIC discussed in note 5) of our variable annuities with death benefits, including both separate account and fixed account assets, was approximately $3,867.4 million and $1,929.4 million as of December 31, 2006 and 2005, respectively, with related guaranteed minimum death benefit exposure (or net amount at risk) of approximately $15.5 million and $8.2 million as of December 31, 2006 and 2005, respectively. The liability for our variable annuity contracts with guaranteed minimum death benefits net of reinsurance was $6.5 million and $2.3 million as of December 31, 2006 and 2005, respectively.

   The assets supporting the separate accounts of the variable contracts are primarily mutual fund equity securities and are reflected in our Consolidated Balance Sheets at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contactholders for mortality, administrative, and other services are included in revenues. Changes in liabilities for minimum guarantees are included in benefits and other changes in policy reserves.

   Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the Consolidated Statements of Income. There were no gains or losses on transfers of assets from the general account to the separate account.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


(7) Liability for Policy and Contract Claims

   The following table sets forth changes in the liability for policy and contract claims for the years ended December 31:

(Amounts in millions)                                                        2006     2005     2004
---------------------                                                      -------  -------  -------
Balance as of January 1................................................... $ 322.1  $ 393.1  $ 327.2
Less reinsurance recoverables.............................................  (152.0)  (173.7)  (171.2)
                                                                           -------  -------  -------
   Net balance as of January 1............................................   170.1    219.4    156.0
                                                                           -------  -------  -------
Amounts transferred in connection with reinsurance transactions with UFLIC      --       --    (24.9)
Incurred related to insured events of:
   Current year...........................................................   487.1    447.3    636.3
   Prior years............................................................    (1.6)     3.8     (1.5)
                                                                           -------  -------  -------
       Total incurred.....................................................   485.5    451.1    634.8
                                                                           -------  -------  -------
Paid related to insured events of:
   Current year...........................................................  (397.0)  (364.5)  (440.9)
   Prior years............................................................   (98.7)  (135.9)  (105.6)
                                                                           -------  -------  -------
       Total paid.........................................................  (495.7)  (500.4)  (546.5)
                                                                           -------  -------  -------
   Net balance as of December 31..........................................   159.9    170.1    219.4
                                                                           -------  -------  -------
Add reinsurance recoverables..............................................   119.4    152.0    173.7
                                                                           -------  -------  -------
   Balance as of December 31.............................................. $ 279.3  $ 322.1  $ 393.1
                                                                           =======  =======  =======

   For each of the three years presented above, the change in prior years incurred liabilities primarily relates to favorable and unfavorable developments in claims incurred but not reported for our accident and health insurance business. In general, our insurance contracts are not subject to premiums experience adjustments as a result of prior year effects.

(8) Employee Benefit Plans

   We previously sponsored a defined benefit pension plan (the "Plan") subject to the provisions of the Employee Retirement Income Security Act of 1974 as amended ("ERISA"). The Plan's benefits were frozen as of September 27, 2005. There were no new participants since January 1, 1998. The Plan provides defined benefits based on years of service and final average compensation. We used a December 31 measurement date for the Plan. As of December 31, 2005, we recognized a net pension accrued liability of $6.6 million. For the years ended December 31, 2005 and 2004, we have recognized net periodic benefit costs of $2.0 million and $1.0 million, respectively. As of November 1, 2006, the sponsorship of the Plan was transferred to GNA, an affiliate. Costs associated with the Plan will continue to be allocated based on the existing affiliate cost-sharing agreements.

(9) Non-recourse Funding Obligations

   We have issued non-recourse funding obligations in connection with our capital management strategy related to our term and universal life insurance businesses.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   The following table sets forth the non-recourse funding obligations (surplus notes) of the River Lake and Rivermont Life Insurance Companies, wholly-owned, special purpose consolidated captive insurance subsidiaries as of December 31:

          (Amounts in millions)
          ---------------------
          Issuance                                     2006     2005
          --------                                   -------- --------
          River Lake I (a), due 2033................ $  600.0 $  600.0
          River Lake I (b), due 2033................    200.0    200.0
          River Lake I (a), due 2033................    300.0       --
          River Lake II (a), due 2035...............    300.0    300.0
          River Lake II (b), due 2035...............    300.0    300.0
          River Lake III (b), due 2036..............    750.0       --
          Rivermont I (b), due 2050.................    315.0       --
                                                     -------- --------
             Total non-recourse funding obligations. $2,765.0 $1,400.0
                                                     ======== ========

--------
(a)Accrual of interest based on one-month LIBOR plus or minus margin
(b)Accrual of interest based on one-month LIBOR plus margin

   The floating rate notes have been deposited into a series of trusts that have issued money market or term securities. Both principal and interest payments on the money market and term securities are guaranteed by a third-party insurance company. The holders of the money market or term securities cannot require repayment from us or any of our subsidiaries, other than the River Lake and Rivermont Insurance Companies, as applicable, the direct issuers of the notes. Genworth has provided a limited guarantee to Rivermont I, where under adverse interest rate, mortality or lapse scenarios (or combination thereof), which we consider remote, Genworth may be required to provide additional funds to Rivermont I. We have agreed to indemnify the issuers and the third-party insurer for certain limited costs related to the issuance of these obligations.

   Any payment of principal, including by redemption, or interest on the notes may only be made with the prior approval of the Director of Insurance of the State of South Carolina in accordance with the terms of its licensing orders and in accordance with applicable law. The holders of the notes have no rights to accelerate payment of principal of the notes under any circumstances, including without limitation, for nonpayment or breach of any covenant. Each issuer reserves the right to repay the notes that it has issued at any time, subject to prior regulatory approval.

   The weighted average interest rate on the non-recourse funding obligations as of December 31, 2006 and 2005 was 5.4% and 4.5%, respectively. Because the non-recourse funding obligations bear variable interest rates, carrying value approximates fair value as of December 31, 2006 and 2005.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


(10) Income Taxes

   The total provision (benefit) for income taxes for the years ended December 31, consisted of the following components:

(Amounts in millions)                                   2006     2005     2004
---------------------                                  ------  -------  -------
Current federal income tax............................ $(55.1) $(229.3) $ (24.4)
Deferred federal income tax...........................  233.0    368.5   (204.8)
                                                       ------  -------  -------
   Total federal income tax...........................  177.9    139.2   (229.2)
                                                       ------  -------  -------
Current state income tax..............................    7.5    (16.3)    (0.1)
Deferred state income tax.............................    3.0     25.0    (10.7)
                                                       ------  -------  -------
   Total state income tax.............................   10.5      8.7    (10.8)
                                                       ------  -------  -------
       Total provision (benefit) for income taxes..... $188.4  $ 147.9  $(240.0)
                                                       ======  =======  =======

   The reconciliation of the federal statutory rate to the effective income tax rate for the years ended December 31, is as follows:

                                                        2006  2005    2004
                                                        ----  ----  ------
    Statutory U.S. federal income tax rate............. 35.0% 35.0%   35.0%
    State income tax, net of federal income tax benefit  1.2   1.4    (0.6)
    Non-deductible goodwill impairment.................   --   4.8     5.7
    Dividends-received deduction....................... (1.5) (2.3)   (1.8)
    Reinsurance transactions with UFLIC................   --    --  (104.6)
    Tax contingencies.................................. (0.6) (1.2)    0.7
    Other, net.........................................  0.3  (2.4)    0.3
                                                        ----  ----  ------
       Effective rate.................................. 34.4% 35.3%  (65.3)%
                                                        ====  ====  ======

   The components of the net deferred income tax liability as of December 31, are as follows:

       (Amounts in millions)                               2006    2005
       ---------------------                             -------- ------
       Assets:
          Investments................................... $   26.3 $  2.7
          Accrued expenses..............................     24.5   95.0
          Net operating loss carryforwards..............    221.5   31.2
          Other.........................................     57.2   35.5
                                                         -------- ------
              Total deferred income tax asset...........    329.5  164.4
                                                         -------- ------
       Liabilities:
          Future annuity and contract benefits..........    459.2   89.2
          Net unrealized gains on investment securities.     11.5   45.0
          Net unrealized gains on derivatives...........      0.2    0.5
          Present value of future profits...............    159.4  166.0
          Deferred acquisition costs....................    698.0  557.8
          Other.........................................      5.7  105.8
                                                         -------- ------
              Total deferred income tax liability.......  1,334.0  964.3
                                                         -------- ------
              Net deferred income tax liability......... $1,004.5 $799.9
                                                         ======== ======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   Based on our analysis, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable us to realize our remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

   Net operating loss ("NOL") carryforwards amounted to $632.9 million as of December 31, 2006, and if unused, will expire beginning in 2021.

   As of December 31, 2006 and 2005, the current income tax receivable was $144.7 million and $201.6 million, respectively, and was included in other assets in the Consolidated Balance Sheets. We recorded $3.5 million, $(5.0) million and $2.7 million, respectively, in additional paid-in capital as a deemed capital contribution related to the assumption of a liability for tax contingency reserves by our indirect parent, GNA, in 2006, 2005 and 2004. The contribution was offset by an increase in tax expense resulting in no net impact to total stockholders' equity.

(11) Supplemental Cash Flow Information

   Net cash paid (received) for federal and state taxes was $(107.3) million, $(154.5) million and $4.9 million for the years ended December 31, 2006, 2005 and 2004, respectively. Cash paid for interest related to our non-recourse funding obligations was $116.6 million, $40.5 million and $14.8 million for the years ended December 31, 2006, 2005 and 2004, respectively.

   For a discussion of dividends paid to stockholders, see note 16. In connection with the reinsurance transaction with UFLIC in 2004 discussed in note 5, we completed several non-cash transactions. These transactions included the transfer of the assets and liabilities. The following table details these transactions as well as other non-cash items:

  Supplemental schedule of non-cash investing and financing activities

                                                             Years ended December 31,
                                                             -----------------------
(Amounts in millions)                                        2006   2005      2004
---------------------                                        ----- ------  ---------
Excluded net assets:
   Assets................................................... $  -- $   --  $ 9,834.5
   Liabilities..............................................    --     --   (9,997.8)
                                                             ----- ------  ---------
   Net assets transferred................................... $  -- $   --  $  (163.3)
                                                             ===== ======  =========
Other non-cash transactions:
   Repayment of surplus notes and accrued interest.......... $  -- $   --  $   543.4
   Repayment of preferred stock.............................    --     --      216.6
   Recapture of reinsurance agreement.......................    --     --     (149.9)
   Change in collateral for securities lending transactions.   6.9   27.5      (34.4)
   Dividends paid to stockholders...........................    --  440.3      888.9
   Tax contingencies and other tax related items............   4.3   (5.0)       2.7
                                                             ----- ------  ---------
   Total other non-cash transactions........................ $11.2 $462.8  $ 1,467.3
                                                             ===== ======  =========

(12) Related Party Transactions

   We and other direct and indirect subsidiaries of Genworth are parties to an amended and restated services and shared expenses agreement under which each company agrees to provide and each company agrees to

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004

receive certain general services. These services include, but are not limited to, data processing, communications, marketing, public relations, advertising, investment management, human resources, accounting, actuarial, legal, administration of agent and agency matters, purchasing, underwriting and claims. Under the terms of the agreement, settlements are made quarterly.

   Under this agreement, amounts incurred for these items aggregated $297.2 million, $278.0 million and $259.8 million for the years ended December 31, 2006, 2005 and 2004, respectively. We also charge affiliates for certain services and for the use of facilities and equipment, which aggregated $175.3 million, $109.1 million and $112.8 million for the years ended December 31, 2006, 2005 and 2004, respectively.

   We pay GE Asset Management Incorporated ("GEAM"), an affiliate of GE, for investment services under an investment management agreement. We paid $1.1 million, $4.6 million and $8.2 million in 2006, 2005 and 2004, respectively, to GEAM under this agreement. GEAM related party information is only presented for the first quarter of 2006 as GE and its affiliates ceased to be a related party as of that point in time. We also pay Genworth, our ultimate parent, for investment related services. We paid $15.6 million, $13.1 million and $6.5 million to Genworth in 2006, 2005 and 2004, respectively.

   We pay interest on outstanding amounts under a credit funding agreement with GNA, the parent company of GLIC. Interest expense under this agreement was $0.7 million, $0.5 million and $0.2 million for the years ended December 31, 2006, 2005 and 2004, respectively. We pay interest at the cost of funds of GNA, which was 5.2%, 4.3% and 2.2%, as of December 31, 2006, 2005 and 2004, respectively. The amount outstanding as of December 31, 2006 and 2005 was $31.9 million and $6.5 million, respectively, and was included with other liabilities in the Consolidated Balance Sheets.

   In 2004, FCL redeemed $250.0 million of its preferred stock from GE Financial Assurance Holdings, Inc. FCL paid an accrued preferred stock dividend of $7.3 million to GE Financial Assurance Holdings, Inc. The redemption and accrued dividend was paid in cash of $44.0 million and the remainder in securities.

   In 2004, Jamestown redeemed $369.0 million of surplus notes issued to GE Financial Assurance Holdings, Inc. and $91.0 million of surplus notes issued to Brookfield Life Assurance Company Limited, both affiliates of Jamestown. The redemption was paid in cash of $21.8 million and the remainder in securities equal to the principal of $460.0 million and accrued interest of $105.2 million on the outstanding surplus notes.

(13) Commitments and Contingencies

   Commitments

   We have certain investment commitments to provide fixed-rate commercial mortgage loans. The investment commitments, which would be collateralized by related properties of the underlying investments and held for investment purposes, involve varying elements of credit and market risk. We were committed to fund $23.4 million and $3.5 million as of December 31, 2006 and 2005, respectively, in commercial mortgage loans, which will be held for investment purposes.

   We had limited partnership commitments outstanding of $86.7 million and $56.7 million as of December 31, 2006 and 2005, respectively.

   Litigation

   We face a significant risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including class action lawsuits. Our pending legal and regulatory actions include

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004

proceedings specific to us and others generally applicable to business practices in the industries in which we operate. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, including punitive and treble damages, which may remain unknown for substantial periods of time. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition or results of operations. At this time, it is not feasible to predict or determine the ultimate outcomes of all pending investigations and legal proceedings or to provide reasonable ranges of potential losses.

   Guarantees

   We guaranteed the payment of certain structured settlement benefits sold by Assigned Settlement, Inc., our wholly-owned subsidiary, from March 2004 through December 2005 which were funded by products of our parent and one of our affiliates. The structured settlement reserves related to this guarantee were $275.3 million as of December 31, 2006.

(14) Fair Value of Financial Instruments

   Assets and liabilities that are reflected in the consolidated financial statements at fair value are not included in the following disclosure of fair value; such items include cash and cash equivalents, investment securities, separate accounts, other invested assets and derivative financial instruments. Other financial assets and liabilities--those not carried at fair value or disclosed separately--are discussed below. Apart from certain derivative instruments and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must often be determined using models. The fair value estimates are made at a specific point in time, based upon available market information and judgments about the financial instruments, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time our entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the financial instrument.

   The basis on which we estimate fair values is as follows:

   Commercial mortgage loans. Based on quoted market prices, recent transactions and/or discounted future cash flows, using current market rates at which similar loans would have been made to similar borrowers.

   Other financial instruments. Based on comparable market transactions, discounted future cash flows, quoted market prices and/or estimates of the cost to terminate or otherwise settle obligations.

   Borrowings and non-recourse funding obligations. Based on quoted market prices or comparable market transactions.

   Investment contract benefits. Based on expected future cash flows, discounted at currently offered discount rates for immediate annuity contracts or cash surrender value for single premium deferred annuities.

   All other instruments. Based on comparable market transactions, discounted future cash flows, quoted market prices and /or estimates of the cost to terminate or otherwise settle obligations.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   The following represents the fair value of financial assets and liabilities as of December 31:

                                                         2006                          2005
                                             ----------------------------- -----------------------------
                                             Notional  Carrying Estimated  Notional  Carrying Estimated
(Amounts in millions)                         amount    amount  fair value  amount    amount  fair value
---------------------                        --------  -------- ---------- --------  -------- ----------
Assets:
   Commercial mortgage loans................  $    (a) $2,917.1  $2,913.4   $    (a) $2,680.2  $2,735.9
   Other financial instruments..............       (a)     49.8      64.7        (a)     57.6      75.1
Liabilities:
   Borrowings and related instruments:
       Borrowings...........................       (a)     31.9      31.9        (a)      6.5       6.5
       Non-recourse funding obligations.....       (a)  2,765.0   2,765.0        (a)  1,400.0   1,400.0
       Investment contract benefits.........       (a)  9,457.6   9,690.2        (a)  8,866.9   9,121.6
Other firm commitments:
   Ordinary course of business lending
     commitments............................   23.4          --        --     3.5          --        --
   Commitments to fund limited
     partnerships...........................   86.7          --        --    56.7          --        --

--------
(a)These financial instruments do not have notional amounts.

   Our business activities routinely deal with fluctuations in interest rates and other asset prices. We use derivative financial instruments to mitigate or eliminate certain of these risks. We follow strict policies for managing each of these risks, including prohibition on derivatives market-making, speculative derivatives trading or other speculative derivatives activities. These policies require the use of derivative instruments in concert with other techniques to reduce or eliminate these risks.

   A reconciliation of current period changes, net of applicable income taxes, in the separate component of stockholders' equity labeled "derivatives qualifying as hedges" for the years ended December 31 follows:

(Amounts in millions)                                                                         2006   2005
---------------------                                                                        -----  -----
Derivatives qualifying as effective hedges as of January 1.................................. $ 0.9  $ 2.9
Current period decreases (increases) in fair value, net of deferred taxes of $0.0 and $(0.4)    --    0.7
Reclassification to net income, net of deferred taxes of $0.3 and $1.5......................  (0.6)  (2.7)
                                                                                             -----  -----
Balance as of December 31................................................................... $ 0.3  $ 0.9
                                                                                             =====  =====

   Derivatives qualifying as hedges amounting to $0.3 million, net of taxes, recorded in stockholders' equity at December 31, 2006 is expected to be reclassified to future income, concurrently with and primarily offsetting changes in interest expense and interest income on floating-rate instruments. Of this amount, $0.2 million, net of income taxes, is expected to be reclassified to income in the year ending December 31, 2007. Actual amounts may vary from this amount as a result of market conditions. All forecasted transactions currently being hedged are expected to occur by 2035. No amounts were reclassified to income during the year ended December 31, 2006 and 2005 in connection with forecasted transactions that were no longer considered probable of occurring.

   Positions in derivative instruments. The fair value of derivative instruments, including interest rate swaps, equity index options and financial futures, are based upon pricing valuation models which utilize independent

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004

third-party data as inputs. The following table sets forth our positions in derivative instruments and the estimated fair values as of the dates indicated:

                                               December 31,
                                  --------------------------------------
                                         2006                2005
                                  ------------------- ------------------
                                  Notional Estimated  Notional Estimated
       (Amounts in millions)       value   fair value  value   fair value
       ---------------------      -------- ---------- -------- ----------
       Interest rate swaps....... $1,303.1   $ 7.4     $126.0    $(0.8)
       Equity index options......    271.9    16.4       31.0      2.5
       Limited parental guarantee    250.0    15.1         --       --
       Financial futures.........     18.5      --        8.8      0.1
                                  --------   -----     ------    -----
              Total.............. $1,843.5   $38.9     $165.8    $ 1.8
                                  ========   =====     ======    =====

   As of December 31, 2006 and 2005, the fair value of derivatives in a gain position and recorded in other invested assets was $45.3 million and $6.5 million, respectively, and the fair value of derivatives in a loss position and recorded in other liabilities was $6.4 million and $4.7 million, respectively.

   Genworth provided a limited parental guarantee to Rivermont I which is accounted for as a derivative under SFAS No. 133 and carried at fair value. This derivative does not qualify for hedge accounting and therefore changes in fair value are reported in net investment gains (losses) in the Consolidated Statements of Income. As of December 31, 2006, the fair value of this derivative was $15.1 million and was recorded in other invested assets.

   Income effects of derivatives. In the context of hedging relationships, "effectiveness" refers to the degree to which fair value changes in the hedging instrument offset corresponding fair value changes in the hedged item attributable to the risk being hedged. Certain elements of hedge positions cannot qualify for hedge accounting whether effective or not, and must therefore be marked to market through income. Time value of purchased options is the most common example of such elements in instruments we use. There was no ineffectiveness reported in the fair value of hedge positions for the twelve months ended December 31, 2006 and 2005. There were no amounts excluded from the measure of effectiveness in the twelve months ended December 31, 2006 and 2005 related to the hedge of future cash flows.

   Derivative counterparty credit risk. We manage counterparty credit risk on an individual counterparty basis, which means that gains and losses are netted for each counterparty to determine the amount at risk. When a counterparty exceeds credit exposure limits in terms of amounts owed to us, typically as the result of changes in market conditions, no additional transactions are executed until the exposure with that counterparty is reduced to an amount that is within the established limit. The swaps that are executed under master swap agreements containing mutual credit downgrade provisions that provide the ability to require assignment or replacement in the event either parties unsecured debt rating is downgraded below Moody's "Baa" or S&P's "BBB." If the downgrade provisions had been triggered as of December 31, 2006, we could have been required to disburse up to $2.4 million and claim up to $26.2 million from counterparties. This represents the fair value of losses and gains by counterparty. As of December 31, 2006 and 2005, gross fair value gains were $26.2 million and $6.4 million, respectively. As of December 31, 2006 and 2005, gross fair value losses were $2.4 million and $4.6 million, respectively.

   Swaps and purchased options with contractual maturities longer than one year are conducted within our approved credit policy constraints. Our policy permits us to enter into derivative transactions with counterparties rated "A2" by Moody's and "A" by S&P's if the agreements governing such transactions require both us and the counterparties to provide collateral in certain circumstances.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


(15) Non-controlled Entities

   We have used third-party entities to facilitate asset securitizations. Disclosure requirements related to off-balance sheet arrangements encompass a broader array of arrangements than those at risk for consolidation. These arrangements include transactions with conduits that are sponsored by third parties.

   The following table summarizes the current balance of assets sold to SPEs as of December 31:

                  (Amounts in millions)          2006   2005
                  ---------------------         ------ ------
                  Assets secured by:
                     Commercial mortgage loans. $126.8 $158.7
                     Fixed maturities..........   90.2  150.0
                     Other receivables.........   86.7   91.5
                                                ------ ------
                         Total assets.......... $303.7 $400.2
                                                ====== ======

   Each of the categories of assets shown in the table above represents portfolios of assets that are highly rated. Examples of each category include: commercial mortgage loans--loans on diversified commercial property; fixed maturities--domestic and foreign, corporate and government securities; other receivables--primarily policy loans.

   We evaluate the economic, liquidity and credit risk related to the above SPEs and believe that the likelihood is remote that any such arrangements could have a significant adverse effect on our operations, cash flows, or financial position. Financial support for certain SPEs is provided under credit support agreements, in which Genworth provides limited recourse for a maximum of $119.0 million of credit losses in such entities. Assets with credit support are funded by demand notes that are further enhanced with support provided by GE Capital. We may record liabilities, for such guarantees based on our best estimate of probable losses. To date, no SPE has incurred a loss.

   Sales of securitized assets to SPEs result in a gain or loss amounting to the net of sales proceeds, the carrying amount of net assets sold, the fair value of servicing rights and retained interests and an allowance for losses. There were no off-balance sheet securitization transactions in 2006, 2005 and 2004.

   Retained interests and recourse obligations related to such sales that are recorded in fixed maturities in our consolidated financial statements are as follows:

                                               December 31,
                                          ----------------------
                                             2006       2005
                                          ---------- -----------
                                               Fair        Fair
               (Amounts in millions)      Cost value Cost  value
               ---------------------      ---- ----- ----- -----
               Retained interests--assets $9.7 $19.4 $14.2 $16.6
               Servicing assets..........   --    --    --    --
               Recourse liability........   --    --    --    --
                                          ---- ----- ----- -----
               Total..................... $9.7 $19.4 $14.2 $16.6
                                          ==== ===== ===== =====

   Retained interests. In certain securitization transactions, we retain an interest in transferred assets. Those interests take various forms and may be subject to credit prepayment and interest rate risks. When we securitize

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004

receivables, we determine fair value based on discounted cash flow models that incorporate, among other things, assumptions including credit losses, prepayment speeds and discount rates. These assumptions are based on our experience, market trends and anticipated performance related to the particular assets securitized. Subsequent to recording retained interests, we review recorded values quarterly in the same manner and using current assumptions.

   Servicing assets. Following a securitization transaction, we retain the responsibility for servicing the receivables, and as such, are entitled to receive an ongoing fee based on the outstanding principal balances of the receivables. There are no servicing assets nor liabilities recorded as the benefits of servicing the assets are adequate to compensate an independent servicer for its servicing responsibilities.

   Recourse liability. As described previously, under credit support agreements we provide recourse for credit losses in special purpose entities. We provide for expected credit losses under these agreements and such amounts approximate fair value.

(16) Restrictions on Dividends

   Insurance companies are restricted by state regulations departments as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with thirty days prior written notice within certain limits. The limits are generally based on the greater of 10% of the prior year surplus or prior year net gain from operations. Dividends in excess of the prescribed limits on our earned surplus require formal approval from the Bureau of Insurance. Based on statutory results as of December 31, 2006, we are able to distribute $471.3 million in dividends in 2007 without obtaining regulatory approval. Based on statutory results as of December 31, 2006, we estimate our insurance subsidiaries could pay dividends of approximately $33.1 million to us in 2007 without obtaining regulatory approval.

   In 2006, we declared and paid a common stock dividend of $450.0 million. In 2005, we declared and paid a common stock dividend of $556.3 million consisting of cash in the amount of $116.0 million and securities in the amount of $440.3 million. In 2004, concurrently with the consummation of the reinsurance transactions with UFLIC, we paid a dividend to our stockholder consisting of cash and securities. A portion of this dividend, together with amounts paid by certain of our affiliates, was used by GE Financial Assurance Holdings, Inc. to make a capital contribution to UFLIC. The aggregate value of the dividend was $972.6 million, consisting of cash in the amount of $83.7 million and securities in the amount of $888.9 million.

   In addition to the common stock dividends, we declared and paid preferred stock dividends of $9.6 million for each of the years ended December 31, 2006, 2005 and 2004. Dividends on the Series A Preferred Stock are cumulative and are payable semi-annually when, and if, declared by the Board of Directors at an annual rate of 8.0% of the par value. On December 29, 2006, we redeemed 10,000 shares of our 120,000 Series A Preferred Stock, par value $1,000 per share. We paid an additional $0.1 million in accrued dividends on the redeemed shares. On January 22, 2007, the Board of Directors authorized the redemption of the remaining 110,000 outstanding shares of Series A Preferred Stock for $110.0 million for par value and $2.2 million in accrued dividends on the redeemed shares. We filed the required Bureau of Insurance notifications on January 24, 2007 and expect to finalize the redemption in March 2007.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


(17) Supplemental Statutory Financial Data

   We file financial statements with state insurance regulatory authorities and the NAIC that are prepared on an accounting basis prescribed by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income and stockholders' equity. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. We have no permitted accounting practices.

   The tables below include our combined statutory net income (losses) and statutory capital and surplus:

                                                                   Years ended December 31,
                                                                  -------------------------
(Amounts in millions)                                               2006     2005     2004
---------------------                                             -------  -------  -------
GLAIC and our life insurance subsidiaries, excluding captive life reinsurance subsidiaries....................................... $ 538.0  $ 357.9  $ 626.8
Captive life reinsurance subsidiaries combined statutory net losses.........................................................  (894.7)  (333.1)  (365.3)
                                                                  -------  -------  -------
Combined statutory net income (losses)........................... $(356.7) $  24.8  $ 261.5
                                                                  =======  =======  =======

                                                      As of December 31,
                                                      -----------------
        (Amounts in millions)                           2006      2005
        ---------------------                         --------  --------
        Combined statutory capital and surplus....... $1,323.7  $1,564.4

   Statutory net income (losses) from our captive life reinsurance subsidiaries relate to their assumption reinsurance of statutorily required term and universal life insurance reserves from our life insurance companies. These reserves are, in turn, funded through the issuance of surplus notes (non-recourse funding obligations) to third parties. Accordingly, the combined statutory net income and distributable income of GLAIC and our life insurance subsidiaries are not affected by the statutory net income (losses) of the captives, except to the extent dividends are received from captives. The combined statutory capital and surplus of GLAIC and our life insurance subsidiaries does not include the capital and surplus of our captive life reinsurance subsidiaries of $1,175.2 million and $520.6 million as of December 31, 2006 and 2005, respectively. Capital and surplus of our captive life reinsurance subsidiaries includes surplus notes (non-recourse funding obligations) as further described in note 9.

   The NAIC has adopted Risk Based Capital ("RBC") requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with
(i) asset risk, (ii) insurance risk, (iii) interest rate risk and (iv) business risks. The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, we periodically monitor our RBC level. As of December 31, 2006 and 2005, we exceeded the minimum required RBC levels.

(18) Segment Information

   We conduct our operations in two business segments: (1) Protection, which includes term life insurance, universal life insurance, interest sensitive whole life and Medicare supplement insurance; and (2) Retirement Income and Institutional, which includes deferred annuities, individual variable annuities, group variable annuities designed for retirement plans, variable life insurance and specialized products, including GICs, funding

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004

agreements, FABNs and structured settlements. We also have Corporate and Other which includes unallocated net investment gains (losses), corporate income, expenses and income taxes.

   In 2006, we began to allocate net investment gains (losses) from Corporate and Other to our Protection and Retirement Income and Institutional segments using an approach based principally upon the investment portfolio established to support each of those segments' products and targeted capital levels. Prior to 2006, all net investment gains (losses) were recorded in Corporate and Other and were not reflected in the results of any of our other segments.

   We use the same accounting policies and procedures to measure segment income and assets as we use to measure our consolidated net income and assets. Segment income represents the basis on which the performance of our business is assessed by management. Premiums and fees, other income, benefits and acquisition and operating expenses and policy related amortization are attributed directly to each operating segment. Net investment income and invested assets are allocated based on the assets required to support the underlying liabilities and capital of the products included in each segment.

   See note (1)(c) for further discussion of our principal product lines within the aforementioned segments.

   The following is a summary of our segments and Corporate and Other activities as of and for the year ended December 31, 2006:

                                                                       Retirement
                                                                       Income and   Corporate
(Amounts in millions)                                      Protection Institutional and Other Consolidated
---------------------                                      ---------- ------------- --------- ------------
Premiums.................................................. $   875.4    $   256.9   $     --   $ 1,132.3
Net investment income.....................................     537.8        521.0       58.1     1,116.9
Net investment gains (losses).............................      (2.8)        (7.5)      13.4         3.1
Policy fees and other income..............................     291.3         91.5         --       382.8
                                                           ---------    ---------   --------   ---------
   Total revenues.........................................   1,701.7        861.9       71.5     2,635.1
                                                           ---------    ---------   --------   ---------
Benefits and other changes in policy reserves.............     683.8        418.1         --     1,101.9
Interest credited.........................................     220.4        276.3         --       496.7
Acquisition and operating expenses, net of deferrals......     179.6         66.8       24.0       270.4
Amortization of deferred acquisition costs and intangibles      52.8         31.3         --        84.1
Interest expense..........................................     132.8           --        1.2       134.0
                                                           ---------    ---------   --------   ---------
   Total benefits and expenses............................   1,269.4        792.5       25.2     2,087.1
                                                           ---------    ---------   --------   ---------
Income before income taxes................................     432.3         69.4       46.3       548.0
Provision for income taxes................................     153.2          6.9       28.3       188.4
                                                           ---------    ---------   --------   ---------
Net income................................................ $   279.1    $    62.5   $   18.0   $   359.6
                                                           =========    =========   ========   =========
Total assets.............................................. $14,377.5    $28,846.0   $1,280.5   $44,504.0
                                                           =========    =========   ========   =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   The following is a summary of our segments and Corporate and Other activities as of and for the year ended December 31, 2005:

                                                                       Retirement
                                                                       Income and   Corporate
(Amounts in millions)                                      Protection Institutional and Other Consolidated
---------------------                                      ---------- ------------- --------- ------------
Premiums.................................................. $   778.6    $   333.8   $     --   $ 1,112.4
Net investment income.....................................     442.1        493.8       82.7     1,018.6
Net investment gains (losses).............................        --           --       (9.7)       (9.7)
Policy fees and other income..............................     303.4         58.9         --       362.3
                                                           ---------    ---------   --------   ---------
   Total revenues.........................................   1,524.1        886.5       73.0     2,483.6
                                                           ---------    ---------   --------   ---------
Benefits and other changes in policy reserves.............     654.7        490.4         --     1,145.1
Interest credited.........................................     216.4        239.6         --       456.0
Acquisition and operating expenses, net of deferrals......     137.5         62.2       38.2       237.9
Amortization of deferred acquisition costs and intangibles     147.4         30.0         --       177.4
Interest expense..........................................      48.4           --        0.3        48.7
                                                           ---------    ---------   --------   ---------
   Total benefits and expenses............................   1,204.4        822.2       38.5     2,065.1
                                                           ---------    ---------   --------   ---------
Income before income taxes................................     319.7         64.3       34.5       418.5
Provision for income taxes................................     132.9          7.1        7.9       147.9
                                                           ---------    ---------   --------   ---------
Net income................................................ $   186.8    $    57.2   $   26.6   $   270.6
                                                           =========    =========   ========   =========
Total assets.............................................. $12,670.3    $26,528.6   $1,829.7   $41,028.6
                                                           =========    =========   ========   =========

   The following is a summary of our segments and Corporate and Other activities for the year ended December 31, 2004:

                                                                       Retirement
                                                                       Income and   Corporate
(Amounts in millions)                                      Protection Institutional and Other Consolidated
---------------------                                      ---------- ------------- --------- ------------
Premiums..................................................  $  690.7     $461.4      $    --    $1,152.1
Net investment income.....................................     391.9      479.0         93.2       964.1
Net investment gains (losses).............................        --         --          7.6         7.6
Policy fees and other income..............................     283.0       40.4           --       323.4
                                                            --------     ------      -------    --------
   Total revenues.........................................   1,365.6      980.8        100.8     2,447.2
                                                            --------     ------      -------    --------
Benefits and other changes in policy reserves.............     598.0      587.5           --     1,185.5
Interest credited.........................................     224.4      262.6           --       487.0
Acquisition and operating expenses, net of deferrals......      87.6       47.9         35.2       170.7
Amortization of deferred acquisition costs and intangibles     119.6       92.6           --       212.2
Interest expense..........................................      14.7         --          9.8        24.5
                                                            --------     ------      -------    --------
   Total benefits and expenses............................   1,044.3      990.6         45.0     2,079.9
                                                            --------     ------      -------    --------
Income (loss) before income taxes and cumulative effect of
  change in accounting principle..........................     321.3       (9.8)        55.8       367.3
Provision (benefit) for income taxes......................     116.1       11.5       (367.6)     (240.0)
                                                            --------     ------      -------    --------
Net income (loss) before cumulative effect of change in
  accounting principle....................................     205.2      (21.3)       423.4       607.3
Cumulative effect of change in accounting principle.......      (0.8)       0.7           --        (0.1)
                                                            --------     ------      -------    --------
Net income (loss).........................................  $  204.4     $(20.6)     $ 423.4    $  607.2
                                                            ========     ======      =======    ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


(19) Quarterly Financial Data (unaudited)

   Our unaudited summarized quarterly financial data for the years ended December 31, were as follows:

                       First Quarter Second Quarter Third Quarter Fourth Quarter
                       ------------- -------------  ------------- -------------
 (Amounts in millions)  2006   2005   2006    2005   2006   2005   2006    2005
 --------------------- ------ ------ ------  ------ ------ ------ ------  ------
 Net investment income $256.4 $257.0 $280.0  $237.3 $274.1 $264.2 $306.4  $260.1
                       ====== ====== ======  ====== ====== ====== ======  ======
 Total revenues....... $632.3 $622.8 $648.2  $574.9 $645.2 $640.2 $709.4  $645.7
                       ====== ====== ======  ====== ====== ====== ======  ======
 Net income........... $ 83.6 $ 79.3 $ 86.0  $ 79.9 $ 92.0 $ 21.0 $ 98.0  $ 90.4
                       ====== ====== ======  ====== ====== ====== ======  ======

(20) Pro Forma Financial Information for Transfer of Ownership in AML
(unaudited)

   Upon consummation of the FHL and FCL mergers, GLAIC transferred its ownership of AML, formerly a wholly-owned subsidiary of FCL, to GLICNY, an affiliate, in exchange for a non-majority ownership interest in GLICNY. AML merged into GLICNY with GLICNY being the surviving entity.

   The following is unaudited pro forma financial information for GLAIC as if the AML and GLICNY transfers occurred on January 1, 2006 for the period indicated:

                                                                 For the year ended December 31, 2006
                                                               ----------------------------------------
                                                                GLAIC   Pro forma adjustments Pro forma
                                                               -------- --------------------- ---------
Revenues:
   Premiums................................................... $1,132.3        $(38.1)(a)     $1,094.2
   Net investment income......................................  1,116.9         (46.8)(a)      1,070.1
   Net investment gains (losses)..............................      3.1           1.0(a)           4.1
   Policy fees and other income...............................    382.8          (2.1)(a)        380.7
                                                               --------        ------         --------
       Total revenues.........................................  2,635.1         (86.0)         2,549.1
                                                               --------        ------         --------
Benefits and expenses:
   Benefits and other changes in policy reserves..............  1,101.9         (40.3)(a)      1,061.6
   Interest credited..........................................    496.7         (16.0)(a)        480.7
   Acquisition and operating expenses, net of deferrals.......    270.4          (0.2)(a)        270.2
   Amortization of deferred acquisition costs and intangibles.     84.1          (1.4)(a)         82.7
   Interest expense...........................................    134.0           -- (a)         134.0
                                                               --------        ------         --------
       Total benefits and expenses............................  2,087.1         (57.9)         2,029.2
                                                               --------        ------         --------
Income before income taxes....................................    548.0         (28.1)           519.9
Provision for income taxes....................................    188.4         (10.0)(a)        178.4
Equity in net income of unconsolidated subsidiary.............       --          17.3(b)          17.3
                                                               --------        ------         --------
Net income.................................................... $  359.6        $ (0.8)        $  358.8
                                                               ========        ======         ========

--------
(a)Reflects adjustments to exclude amounts included in our historical combined financial information relating to the results of operations of AML that were transferred in connection with the transfer of ownership of AML to GLICNY immediately following consummation of the mergers.
(b)Reflects equity in income of unconsolidated subsidiary for GLAIC's non-majority ownership interest in GLICNY.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   The following is unaudited condensed pro forma financial information for GLAIC as if the AML and GLICNY transfers occurred on December 31, 2006:

                                                                         December 31, 2006
                                                             -----------------------------------------
                                                               GLAIC   Pro forma adjustments Pro forma
                                                             --------- --------------------- ---------
Assets
   Total investments........................................ $20,142.5       $  (872.3)(a)   $19,604.6
                                                                                 334.4(b)
   Separate account assets..................................  10,383.4              --        10,383.4
   Reinsurance recoverable..................................   9,386.8          (321.7)(a)     9,065.1
   Other assets.............................................   4,591.3          (183.2)(a)     4,408.1
                                                             ---------       ---------       ---------
       Total assets......................................... $44,504.0       $(1,042.8)      $43,461.2
                                                             =========       =========       =========
Liabilities and stockholders' equity
   Policyholder liabilities................................. $24,857.9       $  (845.6)(a)   $24,012.3
   Separate account liabilities.............................  10,383.4              --        10,383.4
   Non-recourse funding obligations.........................   2,765.0              --         2,765.0
   All other liabilities....................................   2,054.0          (245.6)(a)     1,808.4
                                                             ---------       ---------       ---------
       Total liabilities....................................  40,060.3        (1,091.2)       38,969.1
                                                             ---------       ---------       ---------
          Total stockholders' equity........................   4,443.7          (286.0)(a)     4,492.1
                                                                                 334.4(b)
                                                             ---------       ---------       ---------
          Total liabilities and stockholders' equity........ $44,504.0       $(1,042.8)      $43,461.2
                                                             =========       =========       =========

--------
(a)Reflects adjustments to exclude amounts included in our historical combined financial information relating to the assets and liabilities of AML that were transferred in connection with the transfer of ownership of AML to GLICNY immediately following consummation of the merger.
(b)Reflects adjustments to include the non-majority ownership interest in GLICNY acquired in connection with the transfer of our ownership in AML.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Genworth Life and Annuity Insurance Company:

   Under the date of March 12, 2007, we reported on the consolidated balance sheets of Genworth Life and Annuity Insurance Company and subsidiaries (the Company) as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2006, which are included herein. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedules included herein. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

   The audit report on the consolidated financial statements of the Company referred to above contains an emphasis paragraph that states that the consolidated financial statements give retroactive effect to the mergers of Genworth Life and Annuity Insurance Company, Federal Home Life Insurance
Company and First Colony Life Insurance Company on January 1, 2007 (the Mergers), which have been accounted for as a pooling of interests as described in Note 1 to the consolidated financial statements. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling-of-interests method in financial statements that do not include the date of consummation. However, they will become the historical consolidated financial statements of Genworth Life and Annuity Insurance Company and subsidiaries after financial statements covering the date of consummation of the business combination are issued. The financial statement schedules included herein also give retroactive effect to the Mergers.

   In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

   As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain nontraditional long-duration contracts and separate accounts in 2004.

/s/ KPMG LLP

Richmond, Virginia
March 12, 2007

                                                                     Schedule I

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
       Summary of investments--other than investments in related parties
                               December 31, 2006
                             (Amounts in millions)

                                                      Amortized
                                                       cost or  Estimated  Carrying
Type of Investment                                      cost    fair value  value
------------------                                    --------- ---------- ---------
Fixed maturities:
   Bonds:
       U.S. government, agencies and authorities..... $   205.0 $   218.0  $   218.0
       Government--non U.S...........................     276.3     307.6      307.6
       Public utilities..............................     874.6     894.4      894.4
       All other corporate bonds.....................  14,089.6  14,106.1   14,106.1
                                                      --------- ---------  ---------
          Total fixed maturities.....................  15,445.5  15,526.1   15,526.1
Equity securities....................................      34.6      35.8       35.8
Commercial mortgage loans............................   2,917.1     xxxxx    2,917.1
Policy loans.........................................     486.7     xxxxx      486.7
Other invested assets/(1)/...........................     732.8     xxxxx      737.7
                                                      --------- ---------  ---------
          Total investments.......................... $19,616.7     xxxxx  $19,703.4
                                                      ========= =========  =========

--------
/(1)/The amount shown in the Consolidated Balance Sheet for other invested assets differs from cost as other invested assets include derivatives which are reported at estimated fair value.



   See Accompanying Report of Independent Registered Public Accounting Firm.

                                                                   Schedule III

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                      Supplemental Insurance Information
                             (Amounts in millions)

                                                    Future Annuity
                                                     And Contract              Other
                                                      Benefits &            Policyholder
                                                      Liability             Liabilities
                                         Deferred   For Policy and           (Excluding
                                        Acquisition    Contract    Unearned   Unearned   Premium
Segment                                    Costs        Claims     Premiums  Premiums)   Revenue
-------                                 ----------- -------------- -------- ------------ --------
December 31, 2006:
   Protection..........................  $2,272.1     $ 7,218.7     $24.1      $  8.8    $  875.4
   Retirement Income and Institutional.     387.9      17,432.2        --       174.1       256.9
   Corporate and Other.................        --            --        --          --          --
                                         --------     ---------     -----      ------    --------
       Total...........................  $2,660.0     $24,650.9     $24.1      $182.9    $1,132.3
                                         ========     =========     =====      ======    ========
December 31, 2005:
   Protection..........................  $1,884.8     $ 6,993.7     $28.9      $  6.1    $  778.6
   Retirement Income and Institutional.     264.8      16,771.4        --       212.0       333.8
   Corporate and Other.................        --            --        --        (0.2)         --
                                         --------     ---------     -----      ------    --------
       Total...........................  $2,149.6     $23,765.1     $28.9      $217.9    $1,112.4
                                         ========     =========     =====      ======    ========
December 31, 2004:
   Protection..........................                                                  $  690.7
   Retirement Income and Institutional.                                                     461.4
   Corporate and Other.................                                                        --
                                                                                         --------
       Total...........................                                                  $1,152.1
                                                                                         ========

                                         Interest                   Amortization
                                        Credited &     Acquisition  of Deferred
                             Net       Benefits and   and Operating Acquisition
                          Investment Other Changes in Expenses, Net  Costs and   Premiums
Segment                     Income   Policy Reserves  of Deferrals  Intangibles  Written
-------                   ---------- ---------------- ------------- ------------ --------
December 31, 2006:
   Protection............  $  537.8      $  904.2        $179.6        $ 52.8    $  840.1
   Retirement Income and
     Institutional.......     521.0         694.4          66.8          31.3       256.9
   Corporate and Other...      58.1            --          24.0            --          --
                           --------      --------        ------        ------    --------
       Total.............  $1,116.9      $1,598.6        $270.4        $ 84.1    $1,097.0
                           ========      ========        ======        ======    ========
December 31, 2005:
   Protection............  $  442.1      $  871.1        $137.5        $147.4    $  748.1
   Retirement Income and
     Institutional.......     493.8         730.0          62.2          30.0       334.2
   Corporate and Other...      82.7            --          38.2            --          --
                           --------      --------        ------        ------    --------
       Total.............  $1,018.6      $1,601.1        $237.9        $177.4    $1,082.3
                           ========      ========        ======        ======    ========
December 31, 2004:
   Protection............  $  391.9      $  822.4        $ 87.6        $119.6    $  663.2
   Retirement Income and
     Institutional.......     479.0         850.1          47.9          92.6       461.3
   Corporate and Other...      93.2            --          35.2            --          --
                           --------      --------        ------        ------    --------
       Total.............  $  964.1      $1,672.5        $170.7        $212.2    $1,124.5
                           ========      ========        ======        ======    ========

   See Accompanying Report of Independent Registered Public Accounting Firm.

                                     PART C

                               OTHER INFORMATION

ITEM 26.  EXHIBITS

(a)(1)(A)  Resolution of the Board of Directors of The Life Insurance
           Company of Virginia authorizing the establishment of Separate Account II. Previously filed as Exhibit (1)(a) on
           May 1, 1998 with Post-Effective Amendment No. 15 to
           Form S-6 for Life of Virginia Separate Account II,
           Registration No. 033-09651.

(a)(1)(B)  Resolution of Board of Directors of GE Life and Annuity
           Assurance Company authorizing changing the name of Life of Virginia Separate Account II to GE Life and Annuity Separate
           Account II. Previously filed as Exhibit (1)(a)(i) on
           April 30, 1999 with Post Effective Amendment No. 2 to Form
           S-6 for GE Life & Annuity Separate Account II, Registration
           No. 333-32071.

(a)(1)(C)  Resolution of the Board of Directors of GE Life and Annuity
           Assurance Company authorizing the change in name GE Life &
           Annuity Separate Account II to Genworth Life & Annuity VL
           Separate Account 1. Previously filed as Exhibit (a)(19) on
           January 3, 2006 with Post-Effective No. 12 to Form N-6 for
           Genworth Life & Annuity VL Separate Account 1, Registration
           No. 333-40820.

(a)(2)     Resolution of the Board of Directors of GE Life and Annuity
           Assurance Company authorizing the change in name of GE Life and Annuity Assurance Company to Genworth Life and Annuity
           Insurance Company. Previously filed as Exhibit (a)(19) on
           January 3, 2006 with Post-Effective No. 12 to Form N-6 for
           Genworth Life & Annuity VL Separate Account 1, Registration
           No. 333-40820.

(b)        Not Applicable.

(c)(1)     Underwriting Agreement dated December 12, 1997 between The
           Life Insurance Company of Virginia and Capital Brokerage
           Corporation. Previously filed as Exhibit 1A(3)(a) on
           February 20, 1998 with Pre-Effective Amendment No. 1 to
           Form S-6 for Life of Virginia Separate Account II,
           Registration No. 333-41031.

(c)(2)     Broker-Dealer Sales Agreement, dated December 13, 1997.
           Previously filed as Exhibit 1A(3)(b) on February 20, 1998 with Pre-Effective Amendment No. 1 to Form S-6 for Life of
           Virginia Separate Account II, Registration No. 333-41031.

(d)(1)     Policy Form P1250 9/94. Previously filed as Exhibit 1A(5) on
           November 25, 1997 with Initial Filing on Form S-6 for GE
           Life and Annuity Separate Account II, Registration
           No. 333-41031.

(d)(2)     Policy Form P1250 7/00. Previously filed as
           Exhibit 1A(5)(i) on July 5, 2000 with Initial Filing on
           Form S-6 for GE Life and Annuity Separate Account II,
           Registration No. 333-40820.

(d)(3)     Endorsements to the policy:

(d)(3)(A)  Accelerated Benefit Rider. Previously filed as
           Exhibit 1A(5)(a) on May 1, 1998 with Post-Effective
           Amendment No. 15 to Form S-6 for Life of Virginia Separate
           Account II, Registration No. 033-09651.

(d)(3)(B)  Additional Insured Rider. Previously filed as
           Exhibit 1A(5)(d) on May 1, 1998 with Post-Effective
           Amendment No. 15 to Form S-6 for Life of Virginia Separate
           Account II, Registration No. 033-09651.

(d)(3)(C)  Children's Insurance Rider. Previously filed as
           Exhibit 1A(5)(e) on May 1, 1998 with Post-Effective
           Amendment No. 15 to Form S-6 for Life of Virginia Separate
           Account II, Registration No. 033-09651.

(d)(3)(D)  Accidental Death Benefit Rider. Previously filed as
           Exhibit 1A(5)(f) on May 1, 1998 with Post-Effective
           Amendment No. 15 to Form S-6 for Life of Virginia Separate
           Account II, Registration No. 033-09651.

(d)(3)(E)  Waiver of Monthly Deduction Rider. Previously filed on
           April 30, 2004 with Post Effective Amendment No. 7 to
           Form N-6 for GE Life & Annuity Separate Account II,
           Registration No. 333-40820.

(d)(3)(F) Waiver of Planned Periodic Premium Rider. Previously filed on April 30, 2004 with Post Effective Amendment No. 7 to
           Form N-6 for GE Life & Annuity Separate Account II,
           Registration No. 333-40820.

(e)        Application for Variable Life Policy. Previously filed on
           April 7, 2006 with Post-Effective Amendment No. 13 to
           Form N-6 for Genworth Life & Annuity VL Separate Account 1,
           Registration No. 333-40820.

(f)(1)     Amended and Restated Articles of Incorporation of Genworth
           Life and Annuity Insurance Company. Previously filed as
           Exhibit (a)(19) on January 3, 2006 with Post-Effective
           No. 12 to Form N-6 for Genworth Life & Annuity VL Separate
           Account 1, Registration No. 333-40820.

(f)(2)     By-Laws of Genworth Life and Annuity Insurance Company.
           Previously filed as Exhibit (a)(19) on January 3, 2006 with
           Post-Effective No. 12 to Form N-6 for Genworth Life &
           Annuity VL Separate Account 1, Registration No. 333-40820.

(g) Reinsurance Agreements. Previously filed on April 30, 2004 with Post Effective Amendment No. 7 to Form N-6 for GE
           Life & Annuity Separate Account II, Registration
           No. 333-40820.

(h)(1)     Participation Agreement among Variable Insurance Products
           Fund, Fidelity Distributors Corporation, and The Life
           Insurance Company of Virginia. Previously filed as
           Exhibit 1A(8)(a) on May 1, 1998 with Post-Effective
           Amendment No. 15 to Form S-6 for Life of Virginia Separate
           Account II, Registration No. 033-09651.

(h)(2)     Amendment to Participation Agreement among Variable
           Insurance Products Fund, Fidelity Distributors Corporation, and The Life Insurance Company of Virginia. Previously filed as Exhibit 1A(8)(a)(i) on May 1, 1996 with Post-Effective
           Amendment No. 13 to Form S-6 for Life of Virginia Separate
           Account II, Registration No. 033-09651.

(h)(3)     Amendment to Participation Agreement Variable Insurance
           Products Fund, Fidelity Distributors Corporation and GE Life and Annuity Assurance Company. Previously filed as
           Exhibit 1A(8)(a)(ii) on July 5, 2000 with Initial Filing to
           Form S-6 for GE Life & Annuity Separate Account II,
           Registration No. 333-40820.

(h)(4)     Participation Agreement among Variable Insurance Products
           Fund II, Fidelity Distributors Corporation and The Life
           Insurance Company of Virginia. Previously filed as
           Exhibit 1A(8)(b) on May 1, 1998 with Post-Effective
           Amendment No. 15 to Form S-6 for Life of Virginia Separate
           Account II, Registration No. 033-09651.

(h)(5)     Amendment to Participation Agreement among Variable
           Insurance Products Fund II, Fidelity Distributors
           Corporation, and The Life Insurance Company of Virginia.
           Previously filed as Exhibit 1A(b)(i) on May 1, 1996 with
           Post-Effective Amendment No. 13 to Form S-6 for Life of
           Virginia Separate Account II, Registration No. 033-09651.

(h)(6)     Amendment to Participation Agreement Variable Insurance
           Products Fund II, Fidelity Distributors Corporation and GE
           Life and Annuity Assurance Company. Previously filed as
           Exhibit 1A(8)(b)(ii) on June 23, 2000 with Pre-Effective
           Amendment No. 1 to Form N-4 for GE Life & Annuity Separate
           Account 4, Registration No. 333-31171.

(h)(7)     Participation Agreement between Oppenheimer Variable
           Account Funds, Oppenheimer Management Corporation, and The
           Life Insurance Company of Virginia. Previously filed as
           Exhibit 1A(8)(c) on May 1, 1998 with Post-Effective
           Amendment No. 15 to Form S-6 for Life of Virginia Separate
           Account II, Registration No. 033-09651.

(h)(8)     Amendment to the Participation Agreement between Oppenheimer
           Variable Account Funds, Oppenheimer Management Corporation, and The Life Insurance Company of Virginia. Previously filed as Exhibit 1A(8)(c)(i) on May 1, 1998 with Post-Effective
           Amendment No. 15 to Form S-6 for Life of Virginia Separate
           Account II, Registration No. 033-09651.

(h)(9)     Amendment to Agreement between Oppenheimer Variable Account
           Funds, Oppenheimer Management Corporation, and The Life
           Insurance Company of Virginia. Previously filed as
           Exhibit 1A(8)(c)(ii) on July 5, 2000 with Initial Filing to
           Form S-6 for GE Life & Annuity Separate Account II,
           Registration No. 333-40820.

(h)(10)    Fund Participation Agreement between Janus Aspen Series and
           GE Life and Annuity Assurance Company. Previously filed with
           Post-Effective Amendment No. 21 to Form N-4 for GE Life &
           Annuity Separate Account 4, Registration No. 333-31172.

(h)(11)    Fund Participation Agreement between Genworth Life and
           Annuity Insurance Company and Federated Insurance Series.
           Filed herewith.

(h)(12)    [Reserved.]

(h)(13)    Fund Participation Agreement between Variable Insurance
           Products Fund III and The Life Insurance Company of
           Virginia. Previously filed as Exhibit 1A(8)(g) on May 1,
           1997 with Post-Effective Amendment No. 14 to Form S-6 for
           Life of Virginia Separate Account II, Registration
           No. 033-09651.

(h)(14)    Amendment to Participation Agreement Variable Insurance
           Products Fund II, Fidelity Distributors Corporation and GE
           Life and Annuity Assurance Company. Previously filed as
           Exhibit 1A(8)(g)(i) on June 23, 2000 with Pre-Effective
           Amendment No. 1 to Form N-4 for GE Life & Annuity Separate
           Account 4, Registration No. 333-31171.

(h)(15)    Fund Participation Agreement between Genworth Life and
           Annuity Insurance Company and Legg Mason Partners Variable
           Equity Trust. Filed herewith.

(h)(16)    Participation Agreement between GE Investments Funds, Inc.
           and Genworth Life and Annuity Insurance Company. Previously filed with Post-Effective Amendment 8 to Form N-6 for
           Genworth Life & Annuity VL Separate Account 1, Registration
           No. 333-111213.

(h)(17)    [Reserved.]

(h)(18)    [Reserved.]

(h)(19)    Participation Agreement between AIM Variable Insurance
           Series and GE Life and Annuity Assurance Company. Previously filed with Post-Effective Amendment No. 21 to Form N-4 for
           GE Life & Annuity Separate Account 4, Registration
           No. 333-31172.

(h)(19)(i) Amendment to Fund Participation Agreement between Genworth
           Life and Annuity Insurance Company and AIM Variable
           Insurance Funds. Filed herewith.

(h)(20)    Participation Agreement between AllianceBernstein Variable
           Products Series Fund, Inc. and GE Life and Annuity Assurance
           Company. Previously filed with Post-Effective Amendment
           No. 21 to Form N-4 for GE Life & Annuity Separate
           Account 4, Registration No. 333-31172.

(h)(20)(i) Amendment to Fund Participation Agreement between Genworth
           Life and Annuity Insurance Company and AllianceBernstein
           Variable Products Series Fund, Inc. Filed herewith.

(h)(21)    Participation Agreement between Dreyfus and GE Life and
           Annuity Assurance Company. Previously filed as
           Exhibit 1A(8)(n) on June 23, 2000 with Pre-Effective
           Amendment No. 1 to Form N-4 for GE Life & Annuity Separate
           Account 4, Registration No. 333-31171.

(h)(21)(i) Amendment to Fund Participation Agreement between Genworth
           Life and Annuity Insurance Company and Dreyfus. Filed herewith.

(h)(22)    Participation Agreement between MFS(R) Variable Insurance
           Trust and GE Life and Annuity Assurance Company. Previously filed with Post-Effective Amendment No. 21 to Form N-4 for
           GE Life & Annuity Separate Account 4, Registration
           No. 333-31172.

(h)(22)(i) Amendment to Fund Participation Agreement between Genworth
           Life and Annuity Insurance Company and MFS Variable
           Insurance Trust. Filed herewith.

(h)(23)    Participation Agreement between PIMCO Variable Insurance
           Trust and GE Life and Annuity Assurance Company. Previously filed with Post-Effective Amendment No. 21 to Form N-4 for
           GE Life & Annuity Separate Account 4, Registration
           No. 333-31172.

(h)(23)(i) Fund Participation Agreement between Genworth Life and
           Annuity Insurance Company and PIMCO Variable Insurance
           Trust. Filed herewith.

(h)(24)    Participation Agreement between Rydex Variable Trust and GE
           Life and Annuity Assurance Company. Previously filed with
           Post-Effective Amendment No. 21 to Form N-4 for GE Life &
           Annuity Separate Account 4, Registration No. 333-31172.

(h)(25)    [Reserved.]

(h)(26)    Participation Agreement between The Prudential Series Fund,
           Inc. and Genworth Life and Annuity Insurance Company. Filed herewith.

(h)(27)    Participation Agreement between Van Kampen Life Investment
           Trust and Genworth Life and Annuity Insurance Company. Filed herewith.

(h)(28)    Participation Agreement between Nations Separate Account
           Trust and GE Life and Annuity Assurance Company. Previously filed with Post-Effective Amendment No. 7 to Form N-6 for GE
           Life & Annuity Separate Account II, Registration
           No. 333-40820.

(h)(29)    Participation Agreement between Merrill Lynch Variable
           Series Funds, Inc. and GE Life and Annuity Assurance
           Company. Previously filed with Post-Effective Amendment
           No. 21 to Form N-4 for GE Life & Annuity Separate
           Account 4, Registration No. 333-31172.

(h)(30)    Fund Participation Agreement between Evergreen Variable
           Annuity Trust and GE Life and Annuity Assurance Company.
           Previously filed with Post-Effective Amendment No. 9 to
           Form N-6 for GE Life & Annuity Separate Account II,
           Registration No. 333-40820.

(h)(31)    Participation Agreement between American Century Variable
           Portfolios II, Inc. and GE Life and Annuity Assurance
           Company. Previously filed with Post-Effective Amendment
           No. 21 to Form N-4 for GE Life & Annuity Separate
           Account 4, Registration No. 333-31172.

(h)(32) Participation Agreement between Eaton Vance Variable Trust and GE Life and Annuity Assurance Company. Previously filed as Exhibit with Post-Effective Amendment No. 6 to Form N-6 for GE Life & Annuity Separate Account II, Registration
           No. 333-72572.

(h)(32)(i) Amendment to Fund Participation Agreement between Genworth
           Life and Annuity Insurance Company and Eaton Vance Variable
           Trust. Filed herewith.

(h)(32)    Participation Agreement between Franklin Templeton Variable
           Insurance Products Trust and Genworth Life and Annuity
           Insurance Company. Previously filed with Post-Effective
           Amendment No. 13 to Form N-6 for Genworth Life & Annuity VL
           Separate Account 1, Registration No. 333-40820.

(h)(34)    Participation Agreement between Goldman Sachs Variable
           Insurance Trust and GE Life and Annuity Assurance Company.
           Previously filed with Post-Effective Amendment No. 21 to
           Form N-4 for GE Life & Annuity Separate Account 4,
           Registration No. 333-31172.

(i) Administrative Agreement. Previously filed as Exhibit 1A(9) on May 1, 1998 with Post-Effective Amendment No. 15 to
           Form S-6 for Life of Virginia Separate Account II,
           Registration No. 033-09651.

(j)        Not Applicable.

(k)        Opinion and Consent of Heather C. Harker, Counsel for
           Genworth Life and Annuity Insurance Company. Filed herewith.

(l)        Opinion and Consent of Paul A. Haley, Chief Actuary for
           Genworth Life and Annuity Insurance Company. Filed herewith.

(m)        Calculation. Not Applicable.

(n)        Consent of KPMG LLP. Filed herewith.

(o)        Omitted Financial Statements. Not applicable.

(p)        Not Applicable.

(q)        Memorandum describing GE Life and Annuity Issuance,
           Transfer, Redemption and Exchange Procedures for the
           Policies. Previously filed as Exhibit 7 on September 18,
           2000 with Pre-Effective Amendment No. 1 to Form S-6 for GE
           Life and Annuity Separate Account II, Registration
           No. 333-40820.

(r)        Power of Attorney. Filed herewith.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR



Pamela S. Schutz                  Chairperson of the Board, President and Chief Executive Officer

William C. Goings, II(4)          Director and Senior Vice President

Paul A. Haley                     Director, Senior Vice President and Chief Actuary

Scott R. Lindquist(2)             Director and Vice President

Victor C. Moses(2)                Director and Vice President

Leon E. Roday(2)                  Director and Senior Vice President

Geoffrey S. Stiff                 Director and Senior Vice President

John G. Apostle, II               Senior Vice President and Chief Compliance Officer

Thomas E. Duffy                   Senior Vice President, General Counsel and Secretary

Dennis R. Vigneau                 Senior Vice President and Chief Financial Officer

Mark W. Griffin(3)                Senior Vice President and Chief Investment Officer

Robert T. Methven                 Senior Vice President

James H. Reinhart                 Senior Vice President

Heather C. Harker                 Vice President and Associate General Counsel

John A. Zelinske                  Vice President and Controller

Gary T. Prizzia(1)                Treasurer



The principal business address for those listed above is Genworth Life and Annuity Insurance Company, 6610 W. Broad Street, Richmond, VA 23230 unless otherwise noted.



(1) The principal business address is Genworth Financial, Inc., 6604 W. Broad Street, Richmond, Virginia 23230.



(2) The principal business address is Genworth Financial, Inc., 6620 W. Broad Street, Richmond, Virginia 23230.



(3) The principal business address is Genworth Financial, Inc., 3003 Summer Street, Stamford, Connecticut 06904.



(4) The principal business address is Genworth Financial, Inc., 700 Main Street, Lynchburg, Virginia 24504.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT


                             [ORGANIZATIONAL CHART]

ITEM 29.  INDEMNIFICATION

    Sections 13.1-876 and 13.1-881 of the Code of Virginia, in brief, allow a corporation to indemnify any person made party to a proceeding because such person is or was a director, officer, employee, or agent of the corporation, against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he believed that (a) in the case of conduct in his official capacity with the corporation, his conduct was in its best interests; and (b) in all other cases, his conduct was at least not opposed to the corporation's best interests and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of a proceeding by judgment, order, settlement or conviction is not, of itself, determinative that the director, officer, employee, or agent of the corporation did not meet the standard of conduct described. A corporation may not indemnify a director, officer, employee, or agent of the corporation in connection with a proceeding by or in the right of the corporation, in which such person was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to such person, whether or not involving action in his official capacity, in which such person was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification permitted under these sections of the Code of Virginia in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

    Genworth Life and Annuity Insurance Company's Articles of Incorporation provide that Genworth Life and Annuity Insurance Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of Genworth Life and Annuity Insurance Company against any liability incurred by him or her in connection with such proceeding, unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of Genworth Life and Annuity Insurance Company, the board of directors may cause Genworth Life and Annuity Insurance Company to indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of Genworth Life and Annuity Insurance Company, or is or was serving at the request of Genworth Life and Annuity Insurance Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

                                   * * * * *

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the depositor of expenses incurred or paid by a director, officer or controlling person of the depositor in successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

    (a) OTHER ACTIVITY


    Capital Brokerage Corporation is the principal underwriter for flexible premium variable annuity and variable life insurance policies issued through Genworth Life & Annuity VL Separate Account 1, Genworth Life & Annuity VA Separate Account 1, Genworth Life & Annuity VA Separate Account 2 and Genworth Life & Annuity VA Separate Account 3.


    (b) MANAGEMENT


NAME                                 ADDRESS          POSITIONS AND OFFICES WITH UNDERWRITER
----                         -----------------------  ---------------------------------------
James J. Buddle............  6620 W. Broad St.        Director
                             Richmond, VA 23230
Robert T. Methven..........  6610 W. Broad St.        Director, President and Chief Executive
                             Richmond, VA 23230       Officer
Geoffrey S. Stiff..........  6610 W. Broad St.        Director and Senior Vice President
                             Richmond, VA 23230
Victor C. Moses............  601 Union St.            Senior Vice President
                             Suite 2200
                             Seattle, WA 98101
Scott E. Wolfe.............  6610 West Broad St.      Senior Vice President and Chief
                             Richmond, VA 23230       Compliance Officer
Ward E. Bobitz.............  6620 W. Broad Street     Vice President and Assistant Secretary
                             Richmond, VA 23230
Brenda A. Daglish..........  6604 West Broad St.      Vice President and Assistant Treasurer
                             Richmond, VA 23230
Dennis K. Vigneau..........  6610 W. Broad St.        Chief Financial Officer
                             Richmond, VA 23230
James H. Reinhart..........  6610 W. Broad St.        Vice President
                             Richmond, VA 23230
John A. Zelinske...........  6610 W. Broad St.        Vice President and Controller
                             Richmond, VA 23230

NAME                                 ADDRESS          POSITIONS AND OFFICES WITH UNDERWRITER
----                         -----------------------  ---------------------------------------
John E. Karaffa............  6610 W. Broad St.        Vice President
                             Richmond, VA 23230
Scott R. Lindquist.........  6620 W. Broad St.        Vice President
                             Richmond, VA 23230
Gary T. Prizzia............  6620 W. Broad Street     Treasurer
                             Richmond, VA 23230
Russell L. Rubino..........  6620 W. Broad St.        Vice President
                             Richmond, VA 23230
Bonnie C. Turner...........  6610 W. Broad St.        Financial & Operations Principal
                             Richmond, VA 23230


    (c) COMPENSATION FROM THE REGISTRANT


                                                           (3)
                                                     COMPENSATION ON
                                                          EVENTS
                                        (2)            OCCASIONING
              (1)                 NET UNDERWRITING  THE DEDUCTION OF A       (4)             (5)
            NAME OF                DISCOUNTS AND      DEFERRED SALES      BROKERAGE         OTHER
     PRINCIPAL UNDERWRITER          COMMISSIONS            LOAD          COMMISSIONS    COMPENSATION
--------------------------------  ----------------  ------------------  -------------   -------------
Capital Brokerage Corporation...  N/A               N/A                      125%       $2.2 million


ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS


    All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under it are maintained by Genworth Life and Annuity Insurance Company at 6610 W. Broad Street, Richmond, Virginia 23230 and 3100 Albert Lankford Drive, Lynchburg, Virginia 24501.


ITEM 32.  MANAGEMENT SERVICES

    Not Applicable

ITEM 33.  FEE REPRESENTATION

    Genworth Life and Annuity Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Genworth Life and Annuity Insurance Company.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the County of Henrico, and Commonwealth of Virginia, on the 23rd day of April, 2007.



                                               GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT 1
                                               (Registrant)

                                               By:                  /s/ PAUL A. HALEY
                                                    ------------------------------------------------
                                                                      PAUL A. HALEY
                                                                  SENIOR VICE PRESIDENT

                                               By:     GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                                                    (Depositor)

                                               By:                  /s/ PAUL A. HALEY
                                                    ------------------------------------------------
                                                                      PAUL A. HALEY
                                                                  SENIOR VICE PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


              SIGNATURE                                 TITLE                        DATE
--------------------------------------  --------------------------------------  --------------
        /s/ *PAMELA S. SCHUTZ           Chairperson of the Board, President     April 23, 2007
-------------------------------------     and Chief Executive Officer
           PAMELA S. SCHUTZ

      /s/ *WILLIAM C. GOINGS, II        Director and Senior Vice President      April 23, 2007
-------------------------------------
        WILLIAM C. GOINGS, II

          /s/ PAUL A. HALEY             Director, Senior Vice President and     April 23, 2007
-------------------------------------     Chief Actuary
            PAUL A. HALEY

       /s/ *SCOTT R. LINDQUIST          Director and Vice President             April 23, 2007
-------------------------------------
          SCOTT R. LINDQUIST

         /s/ *VICTOR C. MOSES           Director and Vice President             April 23, 2007
-------------------------------------
           VICTOR C. MOSES

          /s/ *LEON E. RODAY            Director and Senior Vice President      April 23, 2007
-------------------------------------
            LEON E. RODAY

        /s/ *GEOFFREY S. STIFF          Director and Senior Vice President      April 23, 2007
-------------------------------------
          GEOFFREY S. STIFF

              SIGNATURE                                 TITLE                        DATE
--------------------------------------  --------------------------------------  --------------
       /s/ * DENNIS R. VIGNEAU          Senior Vice President and Chief         April 23, 2007
-------------------------------------     Financial Officer
          DENNIS R. VIGNEAU

        /s/ *JOHN A. ZELINSKE           Vice President and Controller           April 23, 2007
-------------------------------------
           JOHN A. ZELINSKE




By:           /s/ PAUL A. HALEY           , pursuant to Power of Attorney      April 23, 2007
     ----------------------------------   executed on March 19, 2007.
                PAUL A. HALEY